                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-21482
                                    ---------------------------------------

                          SunAmerica Specialty Series
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

        Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ 07311
--------------------------------------------------------------------------------
    (Address of principal executive offices)                    (Zip code)

                                 John T. Genoy
                             Senior Vice President
                       SunAmerica Asset Management, LLC
                         Harborside Financial Center,
                                 3200 Plaza 5
                             Jersey City, NJ 07311
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:    (201) 324-6414
                                                      ------------------------

Date of fiscal year end:   October 31
                          ------------------------

Date of reporting period:        October 31, 2014
                               ------------------------

Item 1. Reports to Stockholders

       2014 ANNUAL REPORT

                          SUNAMERICA SPECIALTY SERIES




      High Watermark Fund
      2020 High Watermark Fund
      SunAmerica
      Alternative Strategies Fund
      Global Trends Fund
      Focused Alpha Growth Fund
      Focused Alpha Large-Cap Fund
      Income Explorer Fund
      Small-Cap Fund



                                    [GRAPHIC]



[LOGO]

                        TABLE OF CONTENTS


        MESSAGE FROM THE PRESIDENT..................................   1
        EXPENSE EXAMPLE.............................................   4
        STATEMENT OF ASSETS AND LIABILITIES.........................   6
        STATEMENT OF OPERATIONS.....................................   8
        STATEMENT OF CHANGES IN NET ASSETS..........................   9
        FINANCIAL HIGHLIGHTS........................................  11
        PORTFOLIO OF INVESTMENTS....................................  19
        NOTES TO FINANCIAL STATEMENTS...............................  65
        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..... 100
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT
        AGREEMENT AND SUBADVISORY AGREEMENTS........................ 101
        TRUSTEE AND OFFICER INFORMATION............................. 108
        SHAREHOLDER TAX INFORMATION................................. 111
        COMPARISONS: FUNDS VS. INDICES.............................. 113

        A MESSAGE FROM THE PRESIDENT

Dear Shareholders:

We are pleased to present this annual update for the SunAmerica Specialty Series, including 2020 High Watermark Fund, SunAmerica Alternative Strategies Fund, SunAmerica Global Trends Fund, SunAmerica Focused Alpha Growth Fund, SunAmerica Focused Alpha Large-Cap Fund, SunAmerica Income Explorer Fund and SunAmerica Small-Cap Fund, for the period ended October 31, 2014.

Overall, global equities and global bonds advanced, albeit modestly, during the annual period, amidst bouts of significant market volatility.

Despite ongoing geopolitical tensions in Ukraine and the Middle East, concerns about a slowdown in Chinese economic growth, unsettling economic and political developments in several other emerging market countries and a U.S. economic contraction in the first quarter of 2014 ascribed in large part to severe winter weather, the five-year-old global equity bull market marched on through the first half of 2014. Robust merger and acquisition activity, along with continued accommodative monetary policy from central banks around the globe, particularly supported positive investor sentiment in May and June 2014. However, heightened geopolitical tensions in Ukraine and the Middle East, Portuguese banking woes, Argentina's second default in 13 years, disappointing economic data from Germany, protests in Hong Kong and prospects of an accelerated U.S. Federal Reserve (the "Fed") interest rate hike timeline all conspired to stall the global equity market rally near the end of the annual period. In addition, China's property slump, Brazil's efforts to control inflation and consumer debt levels, and poor gross domestic product (GDP) readings in Japan and the Eurozone raised the specter of a slowdown in global economic growth. European economic growth numbers remained soft as the region struggled with high unemployment levels and near-zero inflation. Japan's economy slowed after a large sales tax took effect in the spring. Nevertheless, there were several positive developments, including monetary easing by the European Central Bank and the People's Bank of China as well as an encouraging U.S. corporate earnings season. Despite these positive factors, many market participants found ample reason to reassess their risk appetites, especially given the strong performance of equities in recent years. Equity markets suffered steep declines in September and early October 2014 before regaining some ground in the final weeks of October. For the annual period as a whole, emerging market equities overall underperformed their developed market counterparts, and U.S. stocks generally outperformed non-U.S. stocks. Within the U.S. equity market, large-cap stocks mostly outperformed mid- and small-cap stocks. Growth stocks outpaced value stocks in the large-cap and small-cap segments of the U.S. equity market, but value stocks were favored within the mid-cap segment.

As for the fixed income market, early in the annual period, the disruption to economic growth caused by the U.S. budget/debt-limit fight caused market participants to push out Fed tapering expectations into the first quarter of 2014. However, the probability of earlier Fed tapering started to rise following signs of improvement in the U.S. macroeconomic picture. Through forward guidance, the Fed continued to reinforce the message that short-term interest rates were unlikely to be raised for an extended period, a concept that finally seemed to resonate with the market. So, when the Fed announced in December 2013 that it would finally begin tapering its bond buying program in January 2014, the market took the news rather well, with only a modest increase in U.S. Treasury yields immediately after the announcement. This action signaled the Fed's perception of real improvement in the economy, and investors were finally released from the anxiety that had gripped them for quite some time. In the first months of 2014, political turmoil in emerging markets, tensions between Russia and Ukraine and worries about weakening Chinese economic data contributed to a flight to quality, which led bond prices higher. Most developed market bond yields declined, as emerging market concerns increased demand for safe-haven assets. Global fixed income markets continued to rally during the second quarter of 2014, as expectations of prolonged easy monetary policy and an improving, albeit below trend, macro environment suppressed volatility. All of the key fixed income sectors generated positive absolute returns, as global bond yields generally decreased and credit spreads tightened. During the last several months of the annual period, fixed income markets reflected a relatively cautious tone amid rising geopolitical tensions and renewed concerns about global economic growth. A flight to quality rally ensued. This rally, combined with expectations for continued easy policy by major central banks fueled by a weakening global recovery and falling inflation, led to a decline in global government bond yields. Meanwhile, the Fed, which had steadily tapered its asset purchases in each of the months since January 2014, concluded its quantitative easing program on schedule in October 2014. Additionally, at the end of the annual period, the Bank of Japan unexpectedly announced it would continue its quantitative easing program until 2% inflation is reached. Divergence of economic performance and monetary policy between the U.S. and the rest of the world led to rising volatility and a broad U.S. dollar rally in the currency markets.

Commodities rallied in the first quarter of 2014, following a modestly negative end to 2013, and continued their rise during the second quarter of 2014. However, the remainder of the annual period was difficult for commodities, as the third calendar quarter marked the weakest quarter since 2008 for the asset class. The collapse in the last months of the annual period was highlighted by a sharp decrease in energy, as the price of crude oil fell both in the U.S. and globally. A strengthening U.S. dollar and a downward revision to the U.S. Energy Information Administration's demand estimates pressured West Texas Intermediate crude oil prices, as North American production remained strong across multiple sites. Similarly, an improvement in Libyan oil production was coupled with global economic growth projections being revised lower by the International Monetary Fund, which weighed on Brent crude oil prices from both supply and demand perspectives.

In our attempt to best serve the long-term interests of our shareholders amidst whatever market conditions may arise, we enhanced our suite of investment options during the annual period. Most significantly, perhaps, we launched the SunAmerica Small-Cap Fund on February 6, 2014. We believe investors in this broadly diversified, two-tiered portfolio -- which strategically allocates assets between a small-cap index strategy and an active micro-cap growth strategy -- may benefit from greater growth potential opportunities than found in conventional small-cap portfolios. By using highly respected money managers to oversee each strategy, the SunAmerica Small-Cap Fund can leverage their combined expertise, resources and knowledge to potentially deliver enhanced returns and long-term growth of capital.

On the following pages, you will find the financial statements and portfolio information for each of the SunAmerica Specialty Series portfolios for the annual period ended October 31, 2014. You will also find a comprehensive review of the portfolios' performance over the same annual period.

Thank you for being a part of the SunAmerica Specialty Series portfolios. We value your ongoing confidence in us and look forward to serving your investment needs in the future.

Sincerely,

/s/ Peter A. Harbeck

Peter A. Harbeck
President & CEO
SunAmerica Asset Management, LLC
--------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DIVERSIFICATION AND ASSET ALLOCATION DO NOT GUARANTEE A PROFIT NOR PROTECT AGAINST A LOSS.

The 2020 High Watermark Fund's subadviser employs a disciplined quantitative approach through a proprietary, computer-assisted methodology to construct and rebalance the Fund's portfolio. This construction and rebalancing process is similar to asset allocation except that it controls not only portfolio assets such as U.S. government securities but also the portfolio's exposures to equity markets via futures contracts and from time to time options contracts. Under certain circumstances, the

Fund may be required to invest 100% of its assets in fixed income securities. In these circumstances, the Fund may not participate meaningfully in any subsequent recovery in the equity markets. Use of fixed income securities reduces the Fund's ability to participate as fully in upward equity market movements, and therefore, represents some loss of opportunity compared to portfolios that are fully invested in equities.
On the 2020 High Watermark Fund's Protected Maturity Date, the Fund is designed to return to shareholders the highest net asset value (NAV) attained during the life of the Fund, adjusted as a result of dividends, distribution and extraordinary expenses. This NAV is the Fund's Protected High Watermark Value. The 2020 High Watermark Fund's undertaking (the "Payment Undertaking") that shareholders in the Fund will be entitled to redeem their shares on the Protected Maturity Date for the Protected High Watermark Value is backed by a master agreement ("Master Agreement") between SunAmerica Specialty Series, on behalf of the 2020 High Watermark Fund, and Prudential Global Funding ("PGF"), under which PGF will pay to the Fund any shortfall between the Protected High Watermark Value and the actual NAV per share on the Fund's Protected Maturity Date, provided certain conditions are met. PGF's obligations are guaranteed by its parent company, Prudential Financial Inc., ("Prudential Financial"). The Master Agreement is solely the obligation of PGF and Prudential Financial. The Master Agreement is an obligation that runs solely to the 2020 High Watermark Fund, not to the Fund's shareholders. PGF's obligations under the Master Agreement are dependent on the financial condition of PGF and Prudential Financial. A shareholder's payout will be reduced by any redemption of Fund shares or dividends and distributions taken in cash, sales charges and extraordinary fund expenses. Dividends and distributions from the Fund are taxable whether or not you reinvest them in additional shares of the Fund. The Payment Undertaking does not apply to shares redeemed prior to the Protected Maturity Date and shareholders can lose money on shares redeemed early. If certain obligations are not performed under the Master Agreement (Master Agreement risk), shareholders will receive upon redemption the then-current net asset value, which may be lower than the current high watermark value. Neither the Fund nor SunAmerica Asset Management, LLC, the Fund's investment adviser, is obligated to replace the Master Agreement provider or Prudential Financial should they be unable to make payments under the Master Agreement. The Master Agreement increases the Fund's expenses and could lower fund performance. If the Master Agreement is terminated, the fee payable under a new agreement may be higher.
The SunAmerica Alternative Strategies Fund is not a complete investment program and should not be an investor's sole investment because its performance is linked to the performance of highly volatile commodities and hedge funds. The Fund may also hold investments through the managed futures strategy that may fluctuate significantly in value over short periods of time. Investors should consider buying shares of the SunAmerica Alternative Strategies Fund only as part of an overall portfolio strategy that includes other asset classes, such as fixed income and equity investments. Investors in the SunAmerica Alternative Strategies Fund should be willing to assume greater risks of potentially significant short-term share price fluctuation because of the SunAmerica Alternative Strategies Fund's investments in commodity-linked and hedge fund-linked instruments and in managed futures.
The risks associated with the Global Trends Fund's use of futures contracts include the risk that:
(i) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (iii) if the Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times. Forwards are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, the Fund faces the risk that its counterparties may not perform their obligations. Investments that provide exposure to foreign markets involve special risks, such as currency fluctuations, differing financial reporting and regulatory standards, and economic and political instability. These risks are highlighted when the issuer is in an emerging market. Fixed income securities and currency and fixed income futures are subject to changes in their value when prevailing interest rates change. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from futures instruments that are tied to foreign instruments or currencies. The Fund also has exposure to the commodities markets, which may subject it to greater volatility than investments in traditional securities. The SunAmerica Global Trends Fund expects to invest a significant portion of its assets in repurchase agreements collateralized by the U.S. government and its agencies, and may also invest in other high-quality, short-term securities ("money market instruments"). The primary purpose of the repurchase agreements and other money market instruments held by the Fund will be to serve as collateral for the futures instruments. The Fund's investments in repurchase agreements involve certain risks involving the default or insolvency of the seller and counterparty risk (i.e. the risk that the counterparty will not perform its obligations). The Fund's return is expected to be derived principally from changes in the value of the assets underlying the futures instruments held by the Fund. Active trading of the Fund's portfolio may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and which will affect the Fund's performance. Active trading may also result in increased tax liability for Fund shareholders. Investors should note that the ability of the subadviser to successfully implement the Fund's strategies, including the proprietary investment process used by the subadviser, will influence the performance of the Fund significantly.
Focused funds are less diversified than typical mutual funds; therefore, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases risk. Stocks of small-cap and mid-cap companies are generally more volatile than and not as readily marketable as those of larger companies, and may have less resources and a greater risk of business failure than do large companies.

        SUNAMERICA SPECIALTY SERIES
        EXPENSE EXAMPLE -- OCTOBER 31, 2014 -- (UNAUDITED)

DISCLOSURE OF FUND EXPENSES IN SHAREHOLDER REPORTS

As a shareholder of a Fund (each a "Fund" and collectively, the "Funds") in the SunAmerica Specialty Series (the "Trust"), you may incur two types of costs:
(1) transaction costs, including applicable sales charges (loads) on purchase payments and contingent deferred sales charges and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) on investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at May 1, 2014 and held until October 31, 2014.

ACTUAL EXPENSES

The "Actual" section of the table provides information about your actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Expenses Paid During the Period Ended October 31, 2014" to estimate the expenses you paid on your account during this period. For shareholder accounts in classes other than Class I and Class W, the "Expenses Paid During the Period Ended October 31, 2014" column and the "Annualized Expense Ratio" column do not include small account fees that may be charged if your balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Period Ended October 31, 2014" column and the "Annualized Expense Ratio" column do not include administrative or other fees that may apply to qualified retirement plan accounts and accounts held through financial institutions. See the Funds' prospectuses, your retirement plan document and/or materials from your financial advisers for a full description of these fees. Had these fees, if applicable, been included, the "Expenses Paid During the Period Ended October 31, 2014" column would have been higher and the "Ending Account Value" would have been lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other Funds. For shareholder accounts in classes other than Class I and Class W, the "Expenses Paid During the Period Ended October 31, 2014" column does not include small account fees that may be charged if your balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Period Ended October 31, 2014" column and the "Annualized Expense Ratio" column do not include administrative or other fees that may apply to qualified retirement plan accounts and accounts held through financial institutions. See the Funds' prospectuses, your retirement plan document and/or materials from your financial advisers for a full description of these fees. Had these fees, if applicable, been included, the "Expenses Paid During the Period Ended October 31, 2014" column would have been higher and the "Ending Account Value" would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges on purchase payments, contingent deferred sales charges; small account fees and administrative fees, if applicable, to your account. Please refer to your prospectus, your retirement plan document and/or materials from your financial adviser, for more information. Therefore, the "Hypothetical" example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs and other fees were included, your costs would have been higher.

        SUNAMERICA SPECIALTY SERIES
        EXPENSE EXAMPLE -- OCTOBER 31, 2014 -- (UNAUDITED) (CONTINUED)


                                                                                               ENDING ACCOUNT
                                                  ENDING ACCOUNT  EXPENSES PAID                 VALUE USING A   EXPENSES PAID
                                     BEGINNING     VALUE USING     DURING THE     BEGINNING   HYPOTHETICAL 5.0%  DURING THE
                                   ACCOUNT VALUE ACTUAL RETURN AT PERIOD ENDED  ACCOUNT VALUE  ASSUMED RETURN   PERIOD ENDED
                                     AT MAY 1,     OCTOBER 31,     OCTOBER 31,    AT MAY 1,    AT OCTOBER 31,    OCTOBER 31,
                                       2014            2014           2014*         2014            2014            2014*
                                   ------------- ---------------- ------------- ------------- ----------------- -------------
2020 HIGH WATERMARK FUND
  Class A#........................   $1,000.00      $1,016.57        $ 6.86       $1,000.00       $1,018.40        $ 6.87
  Class C#........................   $1,000.00      $1,013.27        $10.15       $1,000.00       $1,015.12        $10.16
  Class I#........................   $1,000.00      $1,019.85        $ 4.48       $1,000.00       $1,020.77        $ 4.48
SUNAMERICA ALTERNATIVE STRATEGIES
 FUND@
  Class A#........................   $1,000.00      $  949.69        $ 8.45       $1,000.00       $1,016.53        $ 8.74
  Class C#........................   $1,000.00      $  947.50        $11.63       $1,000.00       $1,013.26        $12.03
  Class W#........................   $1,000.00      $  951.22        $ 7.48       $1,000.00       $1,017.54        $ 7.73
SUNAMERICA GLOBAL TRENDS FUND@
  Class A#........................   $1,000.00      $1,008.94        $ 9.42       $1,000.00       $1,015.83        $ 9.45
  Class C#........................   $1,000.00      $1,005.30        $12.69       $1,000.00       $1,012.55        $12.73
  Class W#........................   $1,000.00      $1,010.37        $ 8.41       $1,000.00       $1,016.84        $ 8.44
SUNAMERICA FOCUSED ALPHA GROWTH
 FUND
  Class A.........................   $1,000.00      $1,124.86        $ 8.89       $1,000.00       $1,016.84        $ 8.44
  Class C#........................   $1,000.00      $1,121.39        $12.67       $1,000.00       $1,013.26        $12.03
  Class W#........................   $1,000.00      $1,125.94        $ 7.88       $1,000.00       $1,017.80        $ 7.48
SUNAMERICA FOCUSED ALPHA LARGE-
 CAP FUND
  Class A#........................   $1,000.00      $1,131.96        $ 8.92       $1,000.00       $1,016.84        $ 8.44
  Class C#........................   $1,000.00      $1,128.03        $12.39       $1,000.00       $1,013.56        $11.72
  Class W#........................   $1,000.00      $1,132.95        $ 8.17       $1,000.00       $1,017.54        $ 7.73
SUNAMERICA INCOME EXPLORER FUND
  Class A#........................   $1,000.00      $1,001.21        $ 8.68       $1,000.00       $1,016.53        $ 8.74
  Class C#........................   $1,000.00      $  998.36        $11.94       $1,000.00       $1,013.26        $12.03
  Class W#........................   $1,000.00      $1,002.26        $ 7.67       $1,000.00       $1,017.54        $ 7.73
SUNAMERICA SMALL-CAP FUND+
  Class A#........................   $1,000.00      $1,036.81        $ 8.83       $1,000.00       $1,016.53        $ 8.74
  Class C#........................   $1,000.00      $1,032.84        $12.14       $1,000.00       $1,013.26        $12.03
  Class W#........................   $1,000.00      $1,037.46        $ 7.81       $1,000.00       $1,017.54        $ 7.73



                                   ANNUALIZED
                                    EXPENSE
                                     RATIO*
                                   ----------
2020 HIGH WATERMARK FUND
  Class A#........................    1.35%
  Class C#........................    2.00%
  Class I#........................    0.88%
SUNAMERICA ALTERNATIVE STRATEGIES
 FUND@
  Class A#........................    1.72%
  Class C#........................    2.37%
  Class W#........................    1.52%
SUNAMERICA GLOBAL TRENDS FUND@
  Class A#........................    1.86%
  Class C#........................    2.51%
  Class W#........................    1.66%
SUNAMERICA FOCUSED ALPHA GROWTH
 FUND
  Class A.........................    1.66%
  Class C#........................    2.37%
  Class W#........................    1.47%
SUNAMERICA FOCUSED ALPHA LARGE-
 CAP FUND
  Class A#........................    1.66%
  Class C#........................    2.31%
  Class W#........................    1.52%
SUNAMERICA INCOME EXPLORER FUND
  Class A#........................    1.72%
  Class C#........................    2.37%
  Class W#........................    1.52%
SUNAMERICA SMALL-CAP FUND+
  Class A#........................    1.72%
  Class C#........................    2.37%
  Class W#........................    1.52%

--------
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days divided by 365 days. These ratios do not reflect transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to your prospectus, your retirement plan document and/or materials from your financial adviser, for more information.
# During the stated period, the investment adviser either waived a portion or all of the fees and assumed a portion of or all expenses for the Funds or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. As a result, if these fees and expenses had not been waived, the "Actual/Hypothetical Ending Account Value" would have been lower and the "Actual/Hypothetical Expenses Paid During the Period Ended October 31, 2014" and the "Annualized Expense Ratios" would have been higher. If these fees and expenses had not been recouped, the "Actual/Hypothetical Ending Account Value" would have been higher and the "Actual/Hypothetical Expenses Paid During the Period Ended October 31, 2014" and the "Annualized Expense Ratios" would have been lower.
@  Consolidated; See Note 2.
+  Commencement of operations on February 6, 2014.

        SUNAMERICA SPECIALTY SERIES
        STATEMENT OF ASSETS AND LIABILITIES -- OCTOBER 31, 2014

                                               2020 HIGH      SUNAMERICA     SUNAMERICA   SUNAMERICA     SUNAMERICA
                                               WATERMARK     ALTERNATIVE       GLOBAL    FOCUSED ALPHA FOCUSED ALPHA
                                                 FUND      STRATEGIES FUND# TRENDS FUND#  GROWTH FUND  LARGE-CAP FUND
                                             ------------  ---------------- ------------ ------------- --------------
ASSETS:
Investments at value (unaffiliated)*........ $ 38,174,612    $ 64,728,610   $        --  $621,856,797  $ 661,172,202
Repurchase agreements (cost approximates
 value).....................................    1,122,000         437,000    51,750,000            --             --
                                             ------------    ------------   -----------  ------------  -------------
  Total investments.........................   39,296,612      65,165,610    51,750,000   621,856,797    661,172,202
                                             ------------    ------------   -----------  ------------  -------------
Cash........................................          552              --         3,448           593          1,412
Foreign Cash*...............................           --              --            --            --             --
Receivable for:
  Shares of beneficial interest sold........           --          16,954        20,697       894,860        288,072
  Dividends and interest....................           --          87,803            96       240,569        429,805
  Investments sold..........................           --              --            --            --             --
Prepaid expenses and other assets...........        2,070           2,152         2,050         8,636          4,288
Due from broker.............................           --           4,424     1,265,824            --             --
Due from investment adviser for expense
 reimbursements/fee waivers.................       36,580          20,476        17,186         2,528          1,406
Deferred offering costs.....................           --              --            --            --             --
Unrealized appreciation on forward foreign
 currency contracts.........................           --              --            --            --             --
Variation margin on futures contracts.......        1,140         258,460       712,083            --             --
                                             ------------    ------------   -----------  ------------  -------------
  Total assets..............................   39,336,954      65,555,879    53,771,384   623,003,983    661,897,185
                                             ------------    ------------   -----------  ------------  -------------
LIABILITIES:
Payable for:
  Shares of beneficial interest redeemed....          313         192,330       120,701       661,148        619,781
  Investments purchased.....................           --              --            --            --             --
  Investment advisory and management
   fees.....................................       22,030          55,880        51,560       503,038        535,537
  Distribution and service maintenance
   fees.....................................       13,834          23,010        21,056       222,006        253,010
  Transfer agent fees and expenses..........        9,104          14,169        11,132       140,781        140,944
  Trustees' fees and expenses...............           99             178           400         3,101          5,845
  Prudential Global Funding, Inc. (Note 1)..       11,863              --            --            --             --
  Other accrued expenses....................       32,879          76,521        85,770       171,464        187,876
  Line of credit............................           --              --            --            --             --
  Call and put options written, at value@...           --          70,350            --            --             --
Unrealized depreciation on forward foreign
 currency contracts.........................           --              --            --            --             --
Due to investment adviser for expense
 recoupments................................           --              --            --            --             --
Variation margin on futures contracts.......           --         164,900         5,578            --             --
                                             ------------    ------------   -----------  ------------  -------------
  Total liabilities.........................       90,122         597,338       296,197     1,701,538      1,742,993
                                             ------------    ------------   -----------  ------------  -------------
NET ASSETS.................................. $ 39,246,832    $ 64,958,541   $53,475,187  $621,302,445  $ 660,154,192
                                             ============    ============   ===========  ============  =============
NET ASSETS REPRESENTED BY:
Paid-in capital.............................   50,496,159     158,491,811    57,597,077   553,369,539    707,710,683
Accumulated undistributed net investment
 income (loss)..............................      782,123     (12,011,968)   (5,472,283)   (5,878,619)    (3,044,380)
Accumulated undistributed net realized gain
 (loss) on investments, futures contracts,
 options contracts and foreign exchange
 transactions...............................  (16,762,504)    (80,562,490)      221,138   (95,324,089)  (174,560,928)
Unrealized appreciation (depreciation) on
 investments................................    4,729,291      (1,259,701)           --   169,136,129    130,048,817
Unrealized appreciation (depreciation) on
 futures contracts and written options
 contracts..................................        1,763         300,892     1,107,347            --             --
Unrealized foreign exchange gain (loss) on
 other assets and liabilities...............           --              (3)       21,908          (515)            --
                                             ------------    ------------   -----------  ------------  -------------
Net Assets.................................. $ 39,246,832    $ 64,958,541   $53,475,187  $621,302,445  $ 660,154,192
                                             ============    ============   ===========  ============  =============
*Cost
  Investments (unaffiliated)................ $ 33,445,321    $ 65,988,311   $        --  $452,720,668  $ 531,123,385
                                             ============    ============   ===========  ============  =============
  Foreign cash.............................. $         --    $         --   $        --  $         --  $          --
                                             ============    ============   ===========  ============  =============
@Premiums received on options written....... $         --    $     82,880   $        --  $         --  $          --
                                             ============    ============   ===========  ============  =============

                                              SUNAMERICA    SUNAMERICA
                                                INCOME      SMALL-CAP
                                             EXPLORER FUND     FUND
                                             ------------- -----------
ASSETS:
Investments at value (unaffiliated)*........  $26,895,920  $50,321,034
Repurchase agreements (cost approximates
 value).....................................           --           --
                                              -----------  -----------
  Total investments.........................   26,895,920   50,321,034
                                              -----------  -----------
Cash........................................       59,637       59,471
Foreign Cash*...............................       28,652           --
Receivable for:
  Shares of beneficial interest sold........       47,683       47,842
  Dividends and interest....................      107,308       11,508
  Investments sold..........................           --      912,796
Prepaid expenses and other assets...........        1,987          110
Due from broker.............................           --           --
Due from investment adviser for expense
 reimbursements/fee waivers.................           --           --
Deferred offering costs.....................           --       29,810
Unrealized appreciation on forward foreign
 currency contracts.........................        4,172           --
Variation margin on futures contracts.......           --           --
                                              -----------  -----------
  Total assets..............................   27,145,359   51,382,571
                                              -----------  -----------
LIABILITIES:
Payable for:
  Shares of beneficial interest redeemed....       73,479       46,263
  Investments purchased.....................           --      730,028
  Investment advisory and management
   fees.....................................       22,846       40,236
  Distribution and service maintenance
   fees.....................................        9,483       14,195
  Transfer agent fees and expenses..........        5,850        9,335
  Trustees' fees and expenses...............           49          221
  Prudential Global Funding, Inc. (Note 1)..           --           --
  Other accrued expenses....................       50,441       47,126
  Line of credit............................           --           --
  Call and put options written, at value@...           --           --
Unrealized depreciation on forward foreign
 currency contracts.........................        1,792           --
Due to investment adviser for expense
 recoupments................................          456        2,992
Variation margin on futures contracts.......           --           --
                                              -----------  -----------
  Total liabilities.........................      164,396      890,396
                                              -----------  -----------
NET ASSETS..................................  $26,980,963  $50,492,175
                                              ===========  ===========
NET ASSETS REPRESENTED BY:
Paid-in capital.............................   25,971,850   48,555,098
Accumulated undistributed net investment
 income (loss)..............................       36,307         (539)
Accumulated undistributed net realized gain
 (loss) on investments, futures contracts,
 options contracts and foreign exchange
 transactions...............................    1,085,083     (629,795)
Unrealized appreciation (depreciation) on
 investments................................     (113,277)   2,567,411
Unrealized appreciation (depreciation) on
 futures contracts and written options
 contracts..................................           --           --
Unrealized foreign exchange gain (loss) on
 other assets and liabilities...............        1,000           --
                                              -----------  -----------
Net Assets..................................  $26,980,963  $50,492,175
                                              ===========  ===========
*Cost
  Investments (unaffiliated)................  $27,009,197  $47,753,623
                                              ===========  ===========
  Foreign cash..............................  $    29,087  $        --
                                              ===========  ===========
@Premiums received on options written.......  $        --  $        --
                                              ===========  ===========

--------
#  Consolidated; See Note 2.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        STATEMENT OF ASSETS AND LIABILITIES -- OCTOBER 31, 2014 -- (CONTINUED)

                                                 2020 HIGH     SUNAMERICA     SUNAMERICA   SUNAMERICA     SUNAMERICA
                                                 WATERMARK    ALTERNATIVE       GLOBAL    FOCUSED ALPHA FOCUSED ALPHA
                                                   FUND     STRATEGIES FUND# TRENDS FUND#  GROWTH FUND  LARGE-CAP FUND
                                                ----------- ---------------- ------------ ------------- --------------
CLASS A (UNLIMITED SHARES AUTHORIZED):
Net assets . . . . . . . . . . . . . .. ....... $24,155,289   $45,828,724    $35,292,508  $462,482,503   $525,358,993
Shares of beneficial interest issued and
 outstanding . . . . . . . . ..................   2,625,173     5,918,534      2,605,714    16,989,182     19,136,487
Net asset value and redemption price per
 share (excluding any applicable contingent
 deferred sales charge)........................ $      9.20   $      7.74    $     13.54  $      27.22          27.45
Maximum sales charge (5.75% of offering
 price)........................................        0.56          0.47           0.83          1.66           1.67
                                                -----------   -----------    -----------  ------------   ------------
Maximum offering price to public............... $      9.76   $      8.21    $     14.37  $      28.88   $      29.12
                                                ===========   ===========    ===========  ============   ============
CLASS C (UNLIMITED SHARES AUTHORIZED):
Net assets . . . . . . . . . . . . . . ........ $ 5,001,118   $ 9,152,553    $11,427,562  $103,899,777   $126,686,614
Shares of beneficial interest issued and
 outstanding . . . . . . . . ..................     545,818     1,207,608        860,246     3,890,412      4,698,208
Net asset value, offering and redemption price
 per share (excluding any applicable
 contingent deferred sales charge)............. $      9.16   $      7.58    $     13.28  $      26.71   $      26.96
                                                ===========   ===========    ===========  ============   ============
CLASS I (UNLIMITED SHARES AUTHORIZED):
Net assets. . . . . . . . . . . . . . . ....... $10,090,425   $        --    $        --  $         --   $         --
Shares of beneficial interest issued and
 outstanding . . . . . . . . ..................   1,091,275            --             --            --             --
Net asset value, offering and redemption price
 per share . . . . . .......................... $      9.25   $        --    $        --  $         --   $         --
                                                ===========   ===========    ===========  ============   ============
CLASS W (UNLIMITED SHARES AUTHORIZED):
Net assets. . . . . . . . . . . . . . . ....... $        --   $ 9,977,264    $ 6,755,117  $ 54,920,165   $  8,108,585
Shares of beneficial interest issued and
 outstanding . . . . . . . . ..................          --     1,278,901        495,359     2,006,903        293,653
Net asset value, offering and redemption price
 per share . . . . . .......................... $        --   $      7.80    $     13.64  $      27.37   $      27.61
                                                ===========   ===========    ===========  ============   ============

                                                 SUNAMERICA   SUNAMERICA
                                                   INCOME     SMALL-CAP
                                                EXPLORER FUND    FUND
                                                ------------- -----------
CLASS A (UNLIMITED SHARES AUTHORIZED):
Net assets . . . . . . . . . . . . . .. .......  $23,619,548  $50,123,031
Shares of beneficial interest issued and
 outstanding . . . . . . . . ..................    1,480,022    3,236,126
Net asset value and redemption price per
 share (excluding any applicable contingent
 deferred sales charge)........................  $     15.96  $     15.49
Maximum sales charge (5.75% of offering
 price)........................................         0.97         0.95
                                                 -----------  -----------
Maximum offering price to public...............  $     16.93  $     16.44
                                                 ===========  ===========
CLASS C (UNLIMITED SHARES AUTHORIZED):
Net assets . . . . . . . . . . . . . . ........  $ 2,859,603  $   255,697
Shares of beneficial interest issued and
 outstanding . . . . . . . . ..................      179,403       16,590
Net asset value, offering and redemption price
 per share (excluding any applicable
 contingent deferred sales charge).............  $     15.94  $     15.41
                                                 ===========  ===========
CLASS I (UNLIMITED SHARES AUTHORIZED):
Net assets. . . . . . . . . . . . . . . .......  $        --  $        --
Shares of beneficial interest issued and
 outstanding . . . . . . . . ..................           --           --
Net asset value, offering and redemption price
 per share . . . . . ..........................  $        --  $        --
                                                 ===========  ===========
CLASS W (UNLIMITED SHARES AUTHORIZED):
Net assets. . . . . . . . . . . . . . . .......  $   501,812  $   113,447
Shares of beneficial interest issued and
 outstanding . . . . . . . . ..................       31,446        7,314
Net asset value, offering and redemption price
 per share . . . . . ..........................  $     15.96  $     15.51
                                                 ===========  ===========

--------
#  Consolidated; See Note 2.

See Notes to Financial Statements.

        SUNAMERICA SPECIALTY SERIES
        STATEMENT OF OPERATIONS -- FOR THE PERIODS ENDED OCTOBER 31, 2014

                                                                  2020 HIGH      SUNAMERICA     SUNAMERICA   SUNAMERICA
                                                                  WATERMARK     ALTERNATIVE       GLOBAL    FOCUSED ALPHA
                                                                    FUND      STRATEGIES FUND# TRENDS FUND#  GROWTH FUND
                                                                 -----------  ---------------- ------------ -------------
INVESTMENT INCOME:
Dividends (unaffiliated)........................................ $        --    $    54,679    $        --   $ 3,170,714
Interest (unaffiliated).........................................   1,520,208        557,731         27,924         2,623
                                                                 -----------    -----------    -----------   -----------
   Total investment income*.....................................   1,520,208        612,410         27,924     3,173,337
                                                                 -----------    -----------    -----------   -----------
EXPENSES:
  Investment advisory and management
   fees.........................................................     280,107        940,014        986,016     5,776,356
  Distribution and service maintenance fees:
   Class A......................................................      89,789        197,285        172,474     1,539,233
   Class C......................................................      63,021        114,315        166,960       903,676
  Service fees:
   Class I......................................................      27,843             --             --            --
   Class W......................................................          --         12,316         10,850        71,231
  Transfer agent fees and expenses:
   Class A......................................................      61,296        121,349        113,058     1,080,973
   Class C......................................................      15,871         26,746         39,599       219,002
   Class I......................................................      25,430             --             --            --
   Class W......................................................          --         21,492         16,840       104,431
  Registration fees:
   Class A......................................................      17,738         19,231         37,050        11,607
   Class C......................................................      12,993         13,090          5,161        35,901
   Class I......................................................      14,684             --             --            --
   Class W......................................................          --         12,782          4,926        10,666
  Custodian and accounting fees.................................      25,000         49,031         94,637        53,986
  Reports to shareholders.......................................      31,748         32,002         26,930       151,011
  Audit and tax fees............................................      40,687         63,209         56,842        35,781
  Legal fees....................................................       9,443         37,640         25,176        25,237
  Fees paid to Prudential Global Funding, Inc (Note 1)..........     150,827             --             --            --
  Trustees' fees and expenses...................................       2,535         21,370          5,099        31,882
  Deferred offering costs.......................................          --             --             --            --
  Interest expense..............................................          --         54,979          6,297         1,474
  Other expenses................................................      22,242         22,481         21,796        24,231
                                                                 -----------    -----------    -----------   -----------
   Total expenses before fee waivers, expense
    reimbursements,expense recoupments, custody credits
    and fees paid indirectly....................................     891,254      1,759,332      1,789,711    10,076,678
   Net fees (waived) and expenses (reimbursed) recouped by
    investment advisor (Note 5).................................    (318,629)      (394,859)      (337,471)       50,934
   Fees paid indirectly (Note 10)...............................          --             --             --       (10,648)
                                                                 -----------    -----------    -----------   -----------
   Net expenses.................................................     572,625      1,364,473      1,452,240    10,116,964
                                                                 -----------    -----------    -----------   -----------
Net investment income (loss)....................................     947,583       (752,063)    (1,424,316)   (6,943,627)
                                                                 -----------    -----------    -----------   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated).......... $ 1,275,378    $  (705,440)   $        --   $26,820,109
Net realized gain (loss) on futures contracts and written
 options contracts..............................................      16,141        738,799       (128,318)           --
Net realized foreign exchange gain (loss) on other assets and
 liabilities....................................................          --       (928,643)      (181,139)       (3,410)
Net increase from payment by affiliates
 (Note 5).......................................................          --        536,835             --            --
                                                                 -----------    -----------    -----------   -----------
Net realized gain (loss) on investments and foreign currencies..   1,291,519       (358,449)      (309,457)   26,816,699
                                                                 -----------    -----------    -----------   -----------
Change in unrealized appreciation (depreciation) on
 investments (unaffiliated).....................................  (1,954,424)    (1,265,233)            --    58,008,242
Change in unrealized appreciation (depreciation) on futures
 contracts and written options contracts........................      (1,675)       572,489        496,974            --
Change in unrealized foreign exchange gain (loss) on other
 assets and liabilities.........................................          --        867,027         91,983          (362)
                                                                 -----------    -----------    -----------   -----------
Net unrealized gain (loss) on investments and foreign
 currencies.....................................................  (1,956,099)       174,283        588,957    58,007,880
                                                                 -----------    -----------    -----------   -----------
Net realized and unrealized gain (loss) on investments and
 foreign currencies.............................................    (664,580)      (184,166)       279,500    84,824,579
                                                                 -----------    -----------    -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS................................................ $   283,003    $  (936,229)   $(1,144,816)  $77,880,952
                                                                 ===========    ===========    ===========   ===========
* Net of foreign withholding taxes on interest and dividends of. $        --    $        --    $        21   $    45,170
                                                                 ===========    ===========    ===========   ===========

                                                                   SUNAMERICA    SUNAMERICA   SUNAMERICA
                                                                 FOCUSED ALPHA     INCOME     SMALL-CAP
                                                                 LARGE-CAP FUND EXPLORER FUND   FUND+
                                                                 -------------- ------------- ----------
INVESTMENT INCOME:
Dividends (unaffiliated)........................................  $  7,755,183   $1,259,553   $  362,052
Interest (unaffiliated).........................................         1,252      231,284          130
                                                                  ------------   ----------   ----------
   Total investment income*.....................................     7,756,435    1,490,837      362,182
                                                                  ------------   ----------   ----------
EXPENSES:
  Investment advisory and management
   fees.........................................................     6,470,984      238,740      376,300
  Distribution and service maintenance fees:
   Class A......................................................     1,815,163       78,265      131,038
   Class C......................................................     1,226,043       12,867        1,145
  Service fees:
   Class I......................................................            --           --           --
   Class W......................................................         8,814          339          114
  Transfer agent fees and expenses:
   Class A......................................................     1,185,236       48,884       84,099
   Class C......................................................       269,529        3,374        2,528
   Class I......................................................            --           --           --
   Class W......................................................        13,336        1,315        2,393
  Registration fees:
   Class A......................................................        34,496       10,191          587
   Class C......................................................        17,697        7,039          518
   Class I......................................................            --           --           --
   Class W......................................................        11,964        7,014          489
  Custodian and accounting fees.................................        62,521       28,246       42,601
  Reports to shareholders.......................................       202,861          298        5,287
  Audit and tax fees............................................        35,760       52,532       29,911
  Legal fees....................................................        26,612       19,556        9,956
  Fees paid to Prudential Global Funding, Inc (Note 1)..........            --           --           --
  Trustees' fees and expenses...................................        34,427        1,185        1,717
  Deferred offering costs.......................................            --           --       70,211
  Interest expense..............................................         1,575           27           --
  Other expenses................................................        25,009       17,841       15,901
                                                                  ------------   ----------   ----------
   Total expenses before fee waivers, expense
    reimbursements,expense recoupments, custody credits
    and fees paid indirectly....................................    11,442,027      527,713      774,795
   Net fees (waived) and expenses (reimbursed) recouped by
    investment advisor (Note 5).................................        90,026     (109,143)    (126,967)
   Fees paid indirectly (Note 10)...............................        (5,874)          --           --
                                                                  ------------   ----------   ----------
   Net expenses.................................................    11,526,179      418,570      647,828
                                                                  ------------   ----------   ----------
Net investment income (loss)....................................    (3,769,744)   1,072,267     (285,646)
                                                                  ------------   ----------   ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)..........  $ 57,110,180   $1,053,203   $ (629,471)
Net realized gain (loss) on futures contracts and written
 options contracts..............................................            --           --           --
Net realized foreign exchange gain (loss) on other assets and
 liabilities....................................................        (5,610)      31,259            1
Net increase from payment by affiliates
 (Note 5).......................................................            --           --           --
                                                                  ------------   ----------   ----------
Net realized gain (loss) on investments and foreign currencies..    57,104,570    1,084,462     (629,470)
                                                                  ------------   ----------   ----------
Change in unrealized appreciation (depreciation) on
 investments (unaffiliated).....................................    56,904,892     (715,103)   2,567,411
Change in unrealized appreciation (depreciation) on futures
 contracts and written options contracts........................            --           --           --
Change in unrealized foreign exchange gain (loss) on other
 assets and liabilities.........................................            --       (8,479)          --
                                                                  ------------   ----------   ----------
Net unrealized gain (loss) on investments and foreign
 currencies.....................................................    56,904,892     (723,582)   2,567,411
                                                                  ------------   ----------   ----------
Net realized and unrealized gain (loss) on investments and
 foreign currencies.............................................   114,009,462      360,880    1,937,941
                                                                  ------------   ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS................................................  $110,239,718   $1,433,147   $1,652,295
                                                                  ============   ==========   ==========
* Net of foreign withholding taxes on interest and dividends of.  $     64,725   $   32,894   $      145
                                                                  ============   ==========   ==========

--------
#  Consolidated; See Note 2.
+ For the period February 6, 2014 (commencement of operations) to October 31, 2014.

See Notes to Financial Statements.

        SUNAMERICA SPECIALTY SERIES
        STATEMENT OF CHANGES IN NET ASSETS

                                                    2020 HIGH WATERMARK        SUNAMERICA ALTERNATIVE
                                                            FUND                  STRATEGIES FUND#
                                                 -------------------------  ---------------------------
                                                   FOR THE       FOR THE       FOR THE       FOR THE
                                                 YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                 OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                                    2014          2013          2014          2013
                                                 -----------  ------------  ------------  -------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss).................. $   947,583  $  1,113,569  $   (752,063) $  (1,494,865)
  Net realized gain (loss) on investments and
   foreign currencies...........................   1,291,519     2,726,831      (358,449)    (8,414,549)
  Net unrealized gain (loss) on investments
   and foreign currencies.......................  (1,956,099)   (5,872,886)      174,283     (7,047,897)
                                                 -----------  ------------  ------------  -------------
Net increase (decrease) in net assets resulting
 from operations................................     283,003    (2,032,486)     (936,229)   (16,957,311)
                                                 -----------  ------------  ------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income (Class A)...............    (629,587)     (685,805)           --             --
  Net investment income (Class C)...............    (109,241)     (181,153)           --             --
  Net investment income (Class I)...............    (341,353)     (412,742)           --             --
  Net investment income (Class W)...............          --            --            --             --
  Net realized gain on securities (Class A).....          --            --            --             --
  Net realized gain on securities (Class C).....          --            --            --             --
  Net realized gain on securities (Class I).....          --            --            --             --
  Net realized gain on securities (Class W).....          --            --            --             --
                                                 -----------  ------------  ------------  -------------
Total distributions to shareholders.............  (1,080,181)   (1,279,700)           --             --
                                                 -----------  ------------  ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL SHARE TRANSACTIONS
 (NOTE 8).......................................  (7,693,292)  (12,497,657)  (22,786,898)  (168,298,078)
                                                 -----------  ------------  ------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.........  (8,490,470)  (15,809,843)  (23,723,127)  (185,255,389)

NET ASSETS:
Beginning of period.............................  47,737,302    63,547,145    88,681,668    273,937,057
                                                 -----------  ------------  ------------  -------------
End of period+.................................. $39,246,832  $ 47,737,302  $ 64,958,541  $  88,681,668
                                                 ===========  ============  ============  =============
+ Includes accumulated undistributed net
 investment income (loss) ...................... $   782,123  $    914,721  $(12,011,968) $ (12,435,881)
                                                 ===========  ============  ============  =============

                                                      SUNAMERICA GLOBAL           SUNAMERICA FOCUSED
                                                         TRENDS FUND#              ALPHA GROWTH FUND
                                                 ---------------------------  --------------------------
                                                    FOR THE       FOR THE        FOR THE       FOR THE
                                                  YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                  OCTOBER 31,   OCTOBER 31,    OCTOBER 31,   OCTOBER 31,
                                                     2014          2013           2014          2013
                                                 ------------  -------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss).................. $ (1,424,316) $  (3,209,370) $ (6,943,627) $ (3,461,740)
  Net realized gain (loss) on investments and
   foreign currencies...........................     (309,457)    12,963,532    26,816,699    46,418,095
  Net unrealized gain (loss) on investments
   and foreign currencies.......................      588,957        489,436    58,007,880    55,098,222
                                                 ------------  -------------  ------------  ------------
Net increase (decrease) in net assets resulting
 from operations................................   (1,144,816)    10,243,598    77,880,952    98,054,577
                                                 ------------  -------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income (Class A)...............           --             --            --            --
  Net investment income (Class C)...............           --             --            --            --
  Net investment income (Class I)...............           --             --            --            --
  Net investment income (Class W)...............           --             --            --            --
  Net realized gain on securities (Class A).....   (6,038,759)            --   (17,799,222)  (29,566,944)
  Net realized gain on securities (Class C).....   (2,156,496)            --    (3,214,837)   (3,751,227)
  Net realized gain on securities (Class I).....           --             --            --            --
  Net realized gain on securities (Class W).....     (936,100)            --    (1,393,273)     (682,590)
                                                 ------------  -------------  ------------  ------------
Total distributions to shareholders.............   (9,131,355)            --   (22,407,332)  (34,000,761)
                                                 ------------  -------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL SHARE TRANSACTIONS
 (NOTE 8).......................................  (37,153,815)  (216,106,283)   44,915,449   169,183,608
                                                 ------------  -------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.........  (47,429,986)  (205,862,685)  100,389,069   233,237,424

NET ASSETS:
Beginning of period.............................  100,905,173    306,767,858   520,913,376   287,675,952
                                                 ------------  -------------  ------------  ------------
End of period+.................................. $ 53,475,187  $ 100,905,173  $621,302,445  $520,913,376
                                                 ============  =============  ============  ============
+ Includes accumulated undistributed net
 investment income (loss) ...................... $ (5,472,283) $  (4,412,399) $ (5,878,619) $     (6,076)
                                                 ============  =============  ============  ============

#  Consolidated; See Note 2.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        STATEMENT OF CHANGES IN NET ASSETS -- (CONTINUED)

                                                                                               SUNAMERICA FOCUSED
                                                                                              ALPHA LARGE-CAP FUND
                                                                                           --------------------------
                                                                                              FOR THE       FOR THE
                                                                                            YEAR ENDED    YEAR ENDED
                                                                                            OCTOBER 31,   OCTOBER 31,
                                                                                               2014          2013
                                                                                           ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)............................................................ $ (3,769,744) $ (1,369,671)
  Net realized gain (loss) on investments and foreign currencies..........................   57,104,570    45,531,424
  Net unrealized gain (loss) on investments and foreign currencies........................   56,904,892    37,832,169
                                                                                           ------------  ------------
Net increase (decrease) in net assets resulting from operations...........................  110,239,718    81,993,922
                                                                                           ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income (Class A).........................................................           --            --
  Net investment income (Class C).........................................................           --            --
  Net investment income (Class I).........................................................           --            --
  Net investment income (Class W).........................................................           --            --
  Net realized gain on securities (Class A)...............................................  (26,929,525)   (9,908,087)
  Net realized gain on securities (Class C)...............................................   (6,180,659)   (1,441,264)
  Net realized gain on securities (Class I)...............................................           --            --
  Net realized gain on securities (Class W)...............................................     (135,057)      (18,822)
                                                                                           ------------  ------------
Total distributions to shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . .   (33,245,241)  (11,368,173)
                                                                                           ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
 TRANSACTIONS (NOTE 8)....................................................................  (60,231,630)  314,267,799
                                                                                           ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...................................................   16,762,847   384,893,548

NET ASSETS:
Beginning of period.......................................................................  643,391,345   258,497,797
                                                                                           ------------  ------------
End of period+............................................................................ $660,154,192  $643,391,345
                                                                                           ============  ============
+ Includes accumulated undistributed net investment income
 (loss) .................................................................................. $ (3,044,380) $    (14,726)
                                                                                           ============  ============

                                                                                                 SUNAMERICA INCOME
                                                                                                   EXPLORER FUND
                                                                                           ----------------------------
                                                                                             FOR THE     FOR THE PERIOD
                                                                                           YEAR ENDED       JULY 2,
                                                                                           OCTOBER 31,   2013@ THROUGH
                                                                                              2014      OCTOBER 31, 2013
                                                                                           -----------  ----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)............................................................ $ 1,072,267    $   251,095
  Net realized gain (loss) on investments and foreign currencies..........................   1,084,462        (11,190)
  Net unrealized gain (loss) on investments and foreign currencies........................    (723,582)       611,305
                                                                                           -----------    -----------
Net increase (decrease) in net assets resulting from operations...........................   1,433,147        851,210
                                                                                           -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income (Class A).........................................................    (998,422)      (232,313)
  Net investment income (Class C).........................................................     (50,346)        (1,374)
  Net investment income (Class I).........................................................          --             --
  Net investment income (Class W).........................................................     (10,754)        (1,332)
  Net realized gain on securities (Class A)...............................................          --             --
  Net realized gain on securities (Class C)...............................................          --             --
  Net realized gain on securities (Class I)...............................................          --             --
  Net realized gain on securities (Class W)...............................................          --             --
                                                                                           -----------    -----------
Total distributions to shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . .   (1,059,522)      (235,019)
                                                                                           -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
 TRANSACTIONS (NOTE 8)....................................................................   4,837,256     21,153,891
                                                                                           -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS...................................................   5,210,881     21,770,082

NET ASSETS:
Beginning of period.......................................................................  21,770,082             --
                                                                                           -----------    -----------
End of period+............................................................................ $26,980,963    $21,770,082
                                                                                           ===========    ===========
+ Includes accumulated undistributed net investment income
 (loss) .................................................................................. $    36,307    $    26,452
                                                                                           ===========    ===========

                                                                                              SUNAMERICA
                                                                                            SMALL-CAP FUND
                                                                                           ----------------
                                                                                            FOR THE PERIOD
                                                                                             FEBRUARY 6,
                                                                                            2014@ THROUGH
                                                                                           OCTOBER 31, 2014
                                                                                           ----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)............................................................   $  (285,646)
  Net realized gain (loss) on investments and foreign currencies..........................      (629,470)
  Net unrealized gain (loss) on investments and foreign currencies........................     2,567,411
                                                                                             -----------
Net increase (decrease) in net assets resulting from operations...........................     1,652,295
                                                                                             -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income (Class A).........................................................            --
  Net investment income (Class C).........................................................            --
  Net investment income (Class I).........................................................            --
  Net investment income (Class W).........................................................            --
  Net realized gain on securities (Class A)...............................................            --
  Net realized gain on securities (Class C)...............................................            --
  Net realized gain on securities (Class I)...............................................            --
  Net realized gain on securities (Class W)...............................................            --
                                                                                             -----------
Total distributions to shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . .             --
                                                                                             -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
 TRANSACTIONS (NOTE 8)....................................................................    48,839,880
                                                                                             -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS...................................................    50,492,175

NET ASSETS:
Beginning of period.......................................................................            --
                                                                                             -----------
End of period+............................................................................   $50,492,175
                                                                                             ===========
+ Includes accumulated undistributed net investment income
 (loss) ..................................................................................   $      (539)
                                                                                             ===========

@  Commencement of operations.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        FINANCIAL HIGHLIGHTS

                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENT                                               NET               NET
               ASSET                 (BOTH               DIVIDENDS  DISTRIBUTIONS         ASSET            ASSETS    RATIO OF
               VALUE      NET      REALIZED   TOTAL FROM  FROM NET      FROM       TOTAL  VALUE            END OF     EXPENSE
             BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT NET REALIZED  DISTRI- END OF   TOTAL   PERIOD   TO AVERAGE
PERIOD ENDED OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME       GAINS     BUTIONS PERIOD RETURN(2) (000'S) NET ASSETS(3)
------------ --------- ---------- ----------- ---------- ---------- ------------- ------- ------ --------- ------- -------------

                                                                2020 HIGH WATERMARK FUND
                                                                ------------------------
                                                                        CLASS A
                                                                        -------
  10/31/10     $8.22     $0.16      $ 0.72      $ 0.88     $(0.14)       $--      $(0.14) $8.96    10.90%  $35,827     1.53%
  10/31/11      8.96      0.19        0.48        0.67      (0.17)        --       (0.17)  9.46     7.76    34,975     1.48
  10/31/12      9.46      0.19        0.46        0.65      (0.19)        --       (0.19)  9.92     6.96    33,009     1.42
  10/31/13      9.92      0.20       (0.56)      (0.36)     (0.21)        --       (0.21)  9.35    (3.70)   27,131     1.34
  10/31/14      9.35      0.20       (0.14)       0.06      (0.21)        --       (0.21)  9.20     0.78    24,155     1.36
                                                                        CLASS C
                                                                        -------
  10/31/10     $8.16     $0.10      $ 0.72      $ 0.82     $(0.09)       $--      $(0.09) $8.89    10.14%  $16,229     2.18%
  10/31/11      8.89      0.13        0.48        0.61      (0.12)        --       (0.12)  9.38     7.02    15,848     2.13
  10/31/12      9.38      0.12        0.46        0.58      (0.13)        --       (0.13)  9.83     6.22    14,123     2.07
  10/31/13      9.83      0.13       (0.55)      (0.42)     (0.13)        --       (0.13)  9.28    (4.29)    8,230     1.99
  10/31/14      9.28      0.14       (0.13)       0.01      (0.13)        --       (0.13)  9.16     0.13     5,001     2.01
                                                                        CLASS I
                                                                        -------
  10/31/10     $8.26     $0.20      $ 0.71      $ 0.91     $(0.17)       $--      $(0.17) $9.00    11.34%  $16,020     1.06%
  10/31/11      9.00      0.23        0.48        0.71      (0.21)        --       (0.21)  9.50     8.30    17,141     1.01
  10/31/12      9.50      0.23        0.47        0.70      (0.23)        --       (0.23)  9.97     7.47    16,415     0.95
  10/31/13      9.97      0.24       (0.55)      (0.31)     (0.26)        --       (0.26)  9.40    (3.22)   12,377     0.87
  10/31/14      9.40      0.24       (0.13)       0.11      (0.26)        --       (0.26)  9.25     1.31    10,090     0.89

    RATIO
   OF NET
 INVESTMENT
  INCOME TO
   AVERAGE    PORTFOLIO
NET ASSETS(3) TURNOVER
------------- ---------





    1.89%         0%
    2.15          0
    1.91          0
    2.04          0
    2.17          0


    1.25%         0%
    1.50          0
    1.26          0
    1.38          0
    1.52          0


    2.37%         0%
    2.62          0
    2.38          0
    2.51          0
    2.64          0

--------
(1)Calculated based upon average shares outstanding.
(2)Total return does not reflect sales load, but does include expense reimbursements and expense reductions.
(3)Net of following expense reimbursements, waivers, (recoupments) and custody credits, if applicable (based on average net assets):

                                         10/31/10 10/31/11 10/31/12 10/31/13 10/31/14
                                         -------- -------- -------- -------- --------
2020 High Watermark Fund Class A........   0.30%    0.36%    0.41%    0.56%    0.61%
2020 High Watermark Fund Class C........   0.34     0.39     0.45     0.61     0.75
2020 High Watermark Fund Class I........   0.70     0.76     0.80     0.94     1.03

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENT                                               NET                 NET
               ASSET                 (BOTH               DIVIDENDS  DISTRIBUTIONS         ASSET              ASSETS
               VALUE      NET      REALIZED   TOTAL FROM  FROM NET      FROM       TOTAL  VALUE              END OF
             BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT NET REALIZED  DISTRI- END OF   TOTAL     PERIOD
PERIOD ENDED OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME       GAINS     BUTIONS PERIOD RETURN(2)   (000'S)
------------ --------- ---------- ----------- ---------- ---------- ------------- ------- ------ ---------   --------

                                                          SUNAMERICA ALTERNATIVE STRATEGIES FUND#
                                                          ---------------------------------------
                                                                          CLASS A
                                                                          -------
  10/31/10    $10.22     $ 0.03     $ 0.30      $ 0.33     $(0.04)     $   --     $(0.04) $10.51    3.21%    $320,125
  10/31/11     10.51      (0.02)      0.58        0.56      (0.20)      (0.12)     (0.32)  10.75    5.48      379,710
  10/31/12     10.75      (0.09)     (1.47)      (1.56)     (0.10)      (0.37)     (0.47)   8.72  (15.28)     181,487
  10/31/13      8.72      (0.08)     (0.75)      (0.83)        --          --         --    7.89   (9.52)      65,418
  10/31/14      7.89      (0.07)     (0.08)      (0.15)        --          --         --    7.74   (1.90)(6)   45,829
                                                                          CLASS C
-
  10/31/10    $10.16     $(0.03)    $ 0.28      $ 0.25     $   --      $   --     $   --  $10.41    2.46%    $ 31,081
  10/31/11     10.41      (0.10)      0.59        0.49      (0.13)      (0.12)     (0.25)  10.65    4.87       65,753
  10/31/12     10.65      (0.15)     (1.47)      (1.62)     (0.03)      (0.37)     (0.40)   8.63  (15.90)      44,446
  10/31/13      8.63      (0.13)     (0.73)      (0.86)        --          --         --    7.77   (9.97)(5)   14,198
  10/31/14      7.77      (0.13)     (0.06)      (0.19)        --          --         --    7.58   (2.45)(6)    9,153
                                                                          CLASS W
-
  10/31/10    $10.25     $ 0.05     $ 0.29      $ 0.34     $(0.06)     $   --     $(0.06) $10.53    3.29%    $ 25,704
  10/31/11     10.53      (0.01)      0.59        0.58      (0.22)      (0.12)     (0.34)  10.77    5.73       48,843
  10/31/12     10.77      (0.07)     (1.47)      (1.54)     (0.12)      (0.37)     (0.49)   8.74  (15.07)      48,004
  10/31/13      8.74      (0.06)     (0.74)      (0.80)        --          --         --    7.94   (9.15)(5)    9,066
  10/31/14      7.94      (0.06)     (0.08)      (0.14)        --          --         --    7.80   (1.76)(6)    9,977

                  RATIO
                 OF NET
  RATIO OF     INVESTMENT
   EXPENSE      INCOME TO
 TO AVERAGE      AVERAGE    PORTFOLIO
NET ASSETS(3) NET ASSETS(3) TURNOVER
------------- ------------- ---------





    1.72%          0.31%       141%
    1.71          (0.19)       129
    1.68          (0.94)        95
    1.72          (0.94)        57
    1.72          (0.91)        16


    2.37%         (0.34)%      141%
    2.37          (0.94)       129
    2.37          (1.62)        95
    2.30(4)       (1.52)        57
    2.37          (1.56)        16


    1.52%          0.51%       141%
    1.52          (0.07)       129
    1.51          (0.75)        95
    1.43(4)       (0.63)        57
    1.52          (0.73)        16

--------
#  Consolidated; See Note 2.
(1)Calculated based upon average shares outstanding.
(2)Total return does not reflect sales load, but does include expense reimbursements and expense reductions.
(3)Net of following expense reimbursements, waivers, (recoupments) and custody credits, if applicable (based on average net assets):

                                         10/31/10 10/31/11 10/31/12 10/31/13 10/31/14
                                         -------- -------- -------- -------- --------
SunAmerica Alternative Strategies Fund
 Class A................................   0.18%    0.20%    0.22%    0.42%    0.49%
SunAmerica Alternative Strategies Fund
 Class C................................   0.22     0.22     0.21     0.53     0.59
SunAmerica Alternative Strategies Fund
 Class W................................   0.24     0.22     0.21     0.56     0.65

(4)Includes a reimbursement of expenses from a prior year of 0.07% and 0.09% for Class C and Class W, respectively.
(5)The Fund's performance figure was increased by 0.11% and 0.23% for Class C and Class W, respectively, for a reimbursement of expenses from a prior year.
(6)The Fund's performance figure was increased by 0.69% for Class A, Class C and Class W, from a reimbursement by an affiliate (Note 5).

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENT                                               NET                   NET
               ASSET                 (BOTH               DIVIDENDS  DISTRIBUTIONS         ASSET                ASSETS
               VALUE      NET      REALIZED   TOTAL FROM  FROM NET      FROM       TOTAL  VALUE                END OF
             BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT NET REALIZED  DISTRI- END OF    TOTAL      PERIOD
PERIOD ENDED OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME       GAINS     BUTIONS PERIOD  RETURN(2)    (000'S)
------------ --------- ---------- ----------- ---------- ---------- ------------- ------- ------ ---------     --------

                                                                SUNAMERICA GLOBAL TRENDS FUND#
                                                                ------------------------------
                                                                           CLASS A
                                                                           -------
 06/15/11@-
 10/31/11     $15.00     $(0.09)    $ 0.54      $ 0.45     $   --      $   --     $   --  $15.45    3.00%      $208,936
 10/31/12      15.45      (0.26)     (0.44)      (0.70)     (0.15)      (0.13)     (0.28)  14.47   (4.58)       188,865
 10/31/13      14.47      (0.27)      1.03        0.76         --          --         --   15.23    5.25(5)(7)   66,702
 10/31/14      15.23      (0.26)      0.06       (0.20)        --       (1.49)     (1.49)  13.54   (1.39)        35,293
                                                                           CLASS C
                                                                           -------
 06/15/11@-
 10/31/11     $15.00     $(0.12)    $ 0.51      $ 0.39     $   --      $   --     $   --  $15.39    2.60%      $ 21,114
 10/31/12      15.39      (0.34)     (0.44)      (0.78)     (0.09)      (0.13)     (0.22)  14.39   (5.08)        57,065
 10/31/13      14.39      (0.37)      1.03        0.66         --          --         --   15.05    4.59(5)      23,535
 10/31/14      15.05      (0.35)      0.07       (0.28)        --       (1.49)     (1.49)  13.28   (1.99)        11,428
                                                                           CLASS W
                                                                           -------
 06/15/11@-
 10/31/11     $15.00     $(0.07)    $ 0.53      $ 0.46     $   --      $   --     $   --  $15.46    3.07%      $ 34,779
 10/31/12      15.46      (0.22)     (0.46)      (0.68)     (0.16)      (0.13)     (0.29)  14.49   (4.40)        60,838
 10/31/13      14.49      (0.24)      1.04        0.80         --          --         --   15.29    5.52(5)(7)   10,668
 10/31/14      15.29      (0.23)      0.07       (0.16)        --       (1.49)     (1.49)  13.64   (1.09)         6,755

                  RATIO
                 OF NET
  RATIO OF     INVESTMENT
   EXPENSE      INCOME TO
 TO AVERAGE      AVERAGE     PORTFOLIO
NET ASSETS(4) NET ASSETS(4)  TURNOVER
------------- -------------  ---------






    1.85%(3)      (1.81)%(3)     0%
    1.84          (1.72)         0
    1.85          (1.74)         0
    1.86          (1.82)         0



    2.50%(3)      (2.46)%(3)     0%
    2.50          (2.37)         0
    2.48(6)       (2.38)         0
    2.51          (2.47)         0



    1.65%(3)      (1.61)%(3)     0%
    1.65          (1.52)         0
    1.60(6)       (1.48)         0
    1.66          (1.62)         0

--------
#  Consolidated; See Note 2.
@  Commencement of operations.
(1)Calculated based upon average shares outstanding.
(2)Total return is not annualized and does not reflect sales load, but does include expense reimbursements and expense reductions.
(3)Annualized
(4)Net of following expense reimbursements, waivers, (recoupments) and custody credits, if applicable (based on average net assets):

                                         10/31/11(3) 10/31/12 10/31/13 10/31/14
                                         ----------- -------- -------- --------
Global Trends Fund Class A..............    0.86%      0.18%    0.28%    0.47%
Global Trends Fund Class C..............    1.91       0.16     0.25     0.43
Global Trends Fund Class W..............    1.49       0.16     0.26     0.47

(5)The Fund's performance figure was increased by 0.35% for Class A, Class C and Class W, from a reimbursement by an affiliate.
(6)Includes a reimbursement of expenses from a prior year of 0.01% and 0.02% for Class C and Class W, respectively.
(7)The Fund's performance figure was increased by 0.07% for Class A and Class W for a reimbursement of expenses from a prior year.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        FINANCIAL HIGHLIGHTS -- (CONTINUED)



                                       NET
                NET                REALIZED AND                              DISTRIBUTIONS
               ASSET      NET       UNREALIZED                 DISTRIBUTIONS   FROM NET
               VALUE   INVESTMENT      GAIN         TOTAL FROM   FROM NET      REALIZED
             BEGINNING  INCOME@     (LOSS) ON       INVESTMENT  INVESTMENT     GAINS ON
PERIOD ENDED OF PERIOD   (LOSS)     INVESTMENT      OPERATIONS    INCOME      INVESTMENTS
------------ --------- ---------- ------------      ---------- ------------- -------------





 12/31/09     $11.48     $(0.02)     $ 3.86           $ 3.84      $   --        $   --
 12/31/10      14.97       0.01        4.65             4.66       (0.01)        (0.19)(4)
 12/31/11      19.55      (0.10)      (0.30)           (0.40)         --         (0.48)
 01/01/12-
 10/31/12      18.67      (0.01)       2.86(10)(11)     2.85          --            --
 10/31/13      21.52      (0.19)       5.95(11)         5.76          --         (2.50)
 10/31/14      24.78      (0.28)       3.77             3.49          --         (1.05)


 01/24/12*-
 10/31/12     $19.69     $ 0.03      $ 1.70(10)(11)   $ 1.73      $   --        $   --
 10/31/13      21.42      (0.33)       5.91(11)         5.58          --         (2.50)
 10/31/14      24.50      (0.45)       3.71             3.26          --         (1.05)


 01/24/12*-
 10/31/12     $19.69     $ 0.10      $ 1.76(10)(11)   $ 1.86      $   --        $   --
 10/31/13      21.55      (0.18)       6.01(11)         5.83          --         (2.50)
 10/31/14      24.88      (0.24)       3.78             3.54          --         (1.05)

                        CAPITAL
                         SHARE                                                                       RATIO
                      TRANSACTIONS                                                                  OF NET
                          NAV       NET       NET                         NET                     INVESTMENT
                       ACCRETION   ASSET     ASSET     MARKET  MARKET    ASSETS    RATIO OF         INCOME
DISTRIBUTIONS  TOTAL   RESULTING   VALUE     VALUE     VALUE   VALUE     END OF    EXPENSES        (LOSS) TO
 FROM RETURN  DISTRI- FROM SHARES  END OF    TOTAL     END OF  TOTAL     PERIOD   TO AVERAGE        AVERAGE       PORTFOLIO
 OF CAPITAL   BUTIONS   TENDERED   PERIOD    RETURN    PERIOD  RETURN   ($000'S) NET ASSETS(3)   NET ASSETS(3)    TURNOVER
------------- ------- ------------ ------ ------       ------ ------    -------- -------------   -------------    ---------

    SUNAMERICA FOCUSED ALPHA GROWTH FUND+
    ------------------------------------
              CLASS A
              -------
   $(0.35)    $(0.35)    $  --     $14.97 34.50%(1)    $13.71 48.35%(2) $304,753     1.22%           (0.14)%          72%
       --      (0.20)     0.12(5)   19.55 32.19(1)      17.54 29.61(2)   278,510     1.25             0.06            70
       --      (0.48)       --      18.67 (2.02)(1)     18.28  6.88(2)   266,016     1.32            (0.48)           74

       --         --        --      21.52 15.27(8)(9)      --    --      249,508     1.68(6)(7)      (0.06)(6)(7)     87(12)
       --      (2.50)       --      24.78 30.45(8)         --    --      418,071     1.71(6)         (0.87)(6)       107(12)
       --      (1.05)       --      27.22 14.70(8)         --    --      462,483     1.65(6)         (1.10)(6)        65
              CLASS C
              -------

   $   --     $   --     $  --     $21.42  8.79%(8)(9) $   --   -- %    $ 33,084     2.37%(6)(7)      0.20%(6)(7)     87%(12)
       --      (2.50)       --      24.50 29.66(8)         --    --       72,132     2.37(6)         (1.58)(6)       107(12)
       --      (1.05)       --      26.71 13.90(8)         --    --      103,900     2.37(6)         (1.82)(6)        65
              CLASS W
              -------

   $   --     $   --     $  --     $21.55  9.45%(8)(9) $   --   -- %    $  5,084     1.52%(6)(7)      0.62%(6)(7)     87%(12)
       --      (2.50)       --      24.88 30.76(8)         --    --       30,710     1.52(6)         (0.85)(6)       107(12)
       --      (1.05)       --      27.37 14.85(8)         --    --       54,920     1.50(6)         (0.98)(6)        65

--------
*  Commencement of operations.
+ See Note 1 -- Due to the reorganization which effectively converted the fund from closed-end to open-end, periods ended 12/31/09 through 12/31/11 have been presented under the requirements of closed-end funds.
@  Calculated based upon average shares outstanding
(1)Based on net asset value per share. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at NAV on the ex-dividend date.
(2)Based on market value per share. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's prior dividend reinvestment plan.
(3)Excludes expense reductions. If expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

                                              12/31/10 12/31/11 10/31/12(7) 10/31/13 10/31/14
                                              -------- -------- ----------- -------- --------
SunAmerica Focused Alpha Growth Fund Class A.   0.00%    0.00%     0.01%      0.00%    0.00%
SunAmerica Focused Alpha Growth Fund Class C.    N/A      N/A      0.00       0.00     0.00
SunAmerica Focused Alpha Growth Fund Class W.    N/A      N/A      0.00       0.00     0.00

(4)The total distributions for the calendar year exceeded investment company taxable income and net capital gains and resulted in an excess distributed amount to be treated as ordinary income to the extent of the Fund's current and accumulated earnings and profits.
(5)See Note 8.
(6)Net of following expense reimbursements, waivers, (recoupments) and custody credits, if applicable (based on average net assets):

                                              10/31/12(7) 10/31/13 10/31/14
                                              ----------- -------- --------
     SunAmerica Focused Alpha Growth Fund
      Class A................................    0.03%     (0.01)%    -- %
     SunAmerica Focused Alpha Growth Fund
      Class C................................    0.23       0.03    (0.03)
     SunAmerica Focused Alpha Growth Fund
      Class W................................    0.84       0.01    (0.05)

(7)Annualized
(8)Total return is not annualized and does not reflect sales load, but does include expense reimbursements and expense reductions.
(9)The Fund's performance figures were increased by the following amounts, from redemption fees received:

                                                        10/31/12
                                                        --------
               SunAmerica Focused Alpha Growth Fund
                Class A................................   0.64%
               SunAmerica Focused Alpha Growth Fund
                Class C................................   0.61
               SunAmerica Focused Alpha Growth Fund
                Class W................................   0.61

(10)Includes redemption fees of $0.12 per share.
(11)Includes the effect of a merger.
(12)Excludes purchases/sales due to fund merger.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        FINANCIAL HIGHLIGHTS -- (CONTINUED)



                                        NET
                 NET                REALIZED AND                              DISTRIBUTIONS
                ASSET      NET       UNREALIZED                 DISTRIBUTIONS   FROM NET
                VALUE   INVESTMENT      GAIN         TOTAL FROM   FROM NET      REALIZED
              BEGINNING  INCOME@     (LOSS) ON       INVESTMENT  INVESTMENT     GAINS ON
PERIOD ENDED  OF PERIOD   (LOSS)     INVESTMENT      OPERATIONS    INCOME      INVESTMENTS
------------  --------- ---------- ------------      ---------- ------------- -------------





 12/31/09      $12.39     $ 0.05      $ 2.72           $ 2.77      $(0.05)       $   --
 12/31/10       14.81       0.06        2.83             2.89       (0.07)        (0.13)(4)
 12/31/11       17.58      (0.01)      (0.27)           (0.28)      (0.03)        (0.70)
 01/01/12-
 10/31/12       16.57      (0.07)       2.75(10)(11)     2.68          --            --
 10/31/13       19.25      (0.08)       6.06(11)         5.98          --         (0.86)
 10/31/14       24.37      (0.12)       4.47             4.35          --         (1.27)


 01/24/12*-
 10/31/12      $17.59     $(0.19)     $ 1.77(10)(11)   $ 1.58      $   --        $   --
 10/31/13       19.17      (0.19)       5.99(11)         5.80          --         (0.86)
 10/31/14       24.11      (0.28)       4.40             4.12          --         (1.27)


 01/24/12*-
 10/31/12      $17.59     $(0.02)     $ 1.72(10)(11)   $ 1.70      $   --        $   --
 10/31/13       19.29      (0.07)       6.12(11)         6.05          --         (0.86)
 10/31/14       24.48      (0.08)       4.48             4.40          --         (1.27)

                                      CAPITAL
                                       SHARE                                                                       RATIO
                                    TRANSACTIONS                                                                  OF NET
                                        NAV       NET       NET                                                 INVESTMENT
                                     ACCRETION   ASSET     ASSET     MARKET  MARKET   NET ASSETS   RATIO OF       INCOME
              DISTRIBUTIONS  TOTAL   RESULTING   VALUE     VALUE     VALUE   VALUE      END OF     EXPENSES      (LOSS) TO
               FROM RETURN  DISTRI- FROM SHARES  END OF    TOTAL     END OF  TOTAL      PERIOD    TO AVERAGE      AVERAGE
PERIOD ENDED   OF CAPITAL   BUTIONS   TENDERED   PERIOD    RETURN    PERIOD  RETURN    ($000'S)  NET ASSETS(3) NET ASSETS(3)
------------  ------------- ------- ------------ ------ ------       ------ ------    ---------- ------------- -------------

                SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND+
                ----------------------------------------
                                  CLASS A
                            -
 12/31/09        $(0.30)    $(0.35)    $  --     $14.81 23.15%(1)    $13.67 36.97%(2)  $143,028    1.34%        0.41%
 12/31/10            --      (0.20)     0.08(5)   17.58 20.25(1)      15.74 16.76(2)    127,318    1.42         0.42
 12/31/11            --      (0.73)       --      16.57 (1.50)(1)     16.22  7.55(2)    120,019    1.56        (0.08)
 01/01/12-
 10/31/12            --         --        --      19.25 16.17%(8)(9)     --    --       225,787    1.72(6)(7)  (0.45)(6)(7)
 10/31/13            --      (0.86)       --      24.37 32.50(8)         --    --       521,938    1.72(6)     (0.38)(6)
 10/31/14            --      (1.27)       --      27.45 18.66(8)         --    --       525,359    1.66(6)     (0.46)(6)
                                  CLASS C
                            -
 01/24/12*-
 10/31/12        $   --     $   --     $  --     $19.17  8.98%(8)(9) $   --   -- %     $ 32,358    2.37%(6)(7) (1.32)%(6)(7)
 10/31/13            --      (0.86)       --      24.11 31.66(8)         --    --       118,963    2.37(6)     (1.04)(6)
 10/31/14            --      (1.27)       --      26.96 17.87(8)         --    --       126,687    2.32(6)     (1.12)(6)
                                  CLASS W
                            -
 01/24/12*-
 10/31/12        $   --     $   --     $  --     $19.29  9.66%(8)(9) $   --   -- %     $    353    1.52%(6)(7) (0.12)%(6)(7)
 10/31/13            --      (0.86)       --      24.48 32.80(8)         --    --         2,490    1.52(6)     (0.32)(6)
 10/31/14            --      (1.27)       --      27.61 18.78(8)         --    --         8,109    1.52(6)     (0.31)(6)






              PORTFOLIO
PERIOD ENDED  TURNOVER
------------  ---------





 12/31/09        135%
 12/31/10        130
 12/31/11        115
 01/01/12-
 10/31/12        154(12)
 10/31/13        124(12)
 10/31/14         57


 01/24/12*-
 10/31/12        154%(12)
 10/31/13        124(12)
 10/31/14         57


 01/24/12*-
 10/31/12        154%(12)
 10/31/13        124(12)
 10/31/14         57

--------
*  Commencement of operations.
+ See Note 1 -- Due to the reorganization which effectively converted the fund from closed-end to open-end, periods ended 12/31/09 through 12/31/11 have been presented under the requirements of closed-end funds.
@  Calculated based upon average shares outstanding
(1)Based on net asset value per share. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at NAV on the ex-dividend date.
(2)Based on market value per share. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's prior dividend reinvestment plan.
(3)Excludes expense reductions. If expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

                                12/31/10 12/31/11 10/31/12(7) 10/31/13 10/31/14
                                -------- -------- ----------- -------- --------
 SunAmerica Focused Alpha
  Large-Cap Fund Class A.......   0.00%    0.00%     0.00%      0.00%    0.00%
 SunAmerica Focused Alpha
  Large-Cap Fund Class C.......    N/A      N/A      0.01%      0.00     0.00
 SunAmerica Focused Alpha
  Large-Cap Fund Class W.......    N/A      N/A      0.00%      0.00     0.00

(4)The total distributions for the calendar year exceeded investment company taxable income and net capital gains and resulted in an excess distributed amount to be treated as ordinary income to the extent of the Fund's current and accumulated earnings and profits.
(5)See Note 8.
(6)Net of following expense reimbursements, waivers, (recoupments) and custody credits, if applicable (based on average net assets):

                                              10/31/12(7) 10/31/13 10/31/14
                                              ----------- -------- --------
     SunAmerica Focused Alpha Large-Cap Fund
      Class A................................     0.05%     0.00%   (0.01)%
     SunAmerica Focused Alpha Large-Cap Fund
      Class C................................     0.26      0.03    (0.02)
     SunAmerica Focused Alpha Large-Cap Fund
      Class W................................    12.82      1.13     0.13

(7)Annualized
(8)Total return is not annualized and does not reflect sales load, but does include expense reimbursements and expense reductions.
(9)The Fund's performance figures were increased by the following amounts, from redemption fees received:

                                                        10/31/12
                                                        --------
               SunAmerica Focused Alpha Large-Cap Fund
                Class A................................   0.66%
               SunAmerica Focused Alpha Large-Cap Fund
                Class C................................   0.63
               SunAmerica Focused Alpha Large-Cap Fund
                Class W................................   0.63

(10)Includes redemption fees of $0.11 per share.
(11)Includes the effect of a merger.
(12)Excludes purchases/sales due to fund merger.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENT                                               NET               NET
               ASSET                 (BOTH               DIVIDENDS  DISTRIBUTIONS         ASSET            ASSETS    RATIO OF
               VALUE      NET      REALIZED   TOTAL FROM  FROM NET      FROM       TOTAL  VALUE            END OF     EXPENSE
             BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT NET REALIZED  DISTRI- END OF   TOTAL   PERIOD   TO AVERAGE
PERIOD ENDED OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME       GAINS     BUTIONS PERIOD RETURN(2) (000'S) NET ASSETS(4)
------------ --------- ---------- ----------- ---------- ---------- ------------- ------- ------ --------- ------- -------------

                                                            SUNAMERICA INCOME EXPLORER FUND
                                                            -------------------------------
                                                                        CLASS A
                                                                        -------
 07/02/13@-
 10/31/13     $15.00     $0.20       $0.55      $0.75      $(0.19)       $--      $(0.19) $15.56   5.03%   $21,475     1.72%(3)
 10/31/14      15.56      0.72        0.39       1.11       (0.71)        --       (0.71)  15.96   7.28     23,620     1.72
                                                                        CLASS C
                                                                        -------
 07/02/13@-
 10/31/13     $15.00     $0.17       $0.55      $0.72      $(0.16)       $--      $(0.16) $15.56   4.81%   $   190     2.37%(3)
 10/31/14      15.56      0.52        0.49       1.01       (0.63)        --       (0.63)  15.94   6.58      2,860     2.37
                                                                        CLASS W
                                                                        -------
 07/02/13@-
 10/31/13     $15.00     $0.22       $0.54      $0.76      $(0.20)       $--      $(0.20) $15.56   5.10%   $   105     1.52%(3)
 10/31/14      15.56      0.65        0.49       1.14       (0.74)        --       (0.74)  15.96   7.51        502     1.52

    RATIO
   OF NET
 INVESTMENT
  INCOME TO
   AVERAGE    PORTFOLIO
NET ASSETS(4) TURNOVER
------------- ---------






    4.22%(3)     13%
    4.55         51



    3.39%(3)     13%
    3.53         51



    4.36%(3)     13%
    4.37         51

--------
@  Commencement of operations.
(1)Calculated based upon average shares outstanding.
(2)Total return is not annualized and does not reflect sales load, but does include expense reimbursements and expense reductions.
(3)Annualized
(4)Net of following expense reimbursements, waivers, (recoupments) and custody credits, if applicable (based on average net assets):

                                                  10/31/13(3) 10/31/14
                                                  ----------- --------
         SunAmerica Income Explorer Fund Class A.     3.80%     0.40%
         SunAmerica Income Explorer Fund Class C.    44.66      0.82
         SunAmerica Income Explorer Fund Class W.    53.79      3.71

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENT                                               NET               NET
               ASSET                 (BOTH               DIVIDENDS  DISTRIBUTIONS         ASSET            ASSETS
               VALUE      NET      REALIZED   TOTAL FROM  FROM NET      FROM       TOTAL  VALUE            END OF
             BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT NET REALIZED  DISTRI- END OF   TOTAL   PERIOD
PERIOD ENDED OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME       GAINS     BUTIONS PERIOD RETURN(2) (000'S)
------------ --------- ---------- ----------- ---------- ---------- ------------- ------- ------ --------- -------

                                                                  SUNAMERICA SMALL-CAP FUND
                                                                  -------------------------
                                                                           CLASS A
                                                                           -------
 02/06/14@-
 10/31/14     $15.00     $(0.08)     $0.57      $0.49       $--          $--        $--   $15.49   3.27%   $50,123
                                                                           CLASS C
                                                                           -------
 02/06/14@-
 10/31/14     $15.00     $(0.15)     $0.56      $0.41       $--          $--        $--   $15.41   2.73%   $   256
                                                                           CLASS W
                                                                           -------
 02/06/14@-
 10/31/14     $15.00     $(0.06)     $0.57      $0.51       $--          $--        $--   $15.51   3.40%   $   113

                      RATIO
                      OF NET
    RATIO OF        INVESTMENT
    EXPENSE         INCOME TO
   TO AVERAGE        AVERAGE      PORTFOLIO
NET ASSETS(3)(4) NET ASSETS(3)(4) TURNOVER
---------------- ---------------- ---------






      1.72%           (0.76)%        61%



      2.37%           (1.46)%        61%



      1.52%           (0.57)%        61%

--------
@  Commencement of operations.
(1)Calculated based upon average shares outstanding.
(2)Total return is not annualized and does not reflect sales load, but does include expense reimbursements and expense reductions.
(3)Annualized
(4)Net of following expense reimbursements, waivers, (recoupments) and custody credits, if applicable (based on average net assets):

                                                       10/31/14(3)
                                                       -----------
              SunAmerica Small Cap Fund Class A.......     0.26%
              SunAmerica Small Cap Fund Class C.......    12.36
              SunAmerica Small Cap Fund Class W.......    18.46

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES -- 2020 HIGH WATERMARK FUND
        PORTFOLIO PROFILE -- OCTOBER 31, 2014 -- (UNAUDITED)

INDUSTRY ALLOCATION*

United States Treasury Bonds.............................................  76.4%
Sovereign Agency.........................................................  15.8
U.S. Government Treasuries...............................................   5.1
Repurchase Agreements....................................................   2.8
                                                                          -----
Total Investments........................................................ 100.1
Liabilities in excess of other assets (including open futures contracts).  (0.1)
                                                                          -----
Net Assets --............................................................ 100.0%
                                                                          =====

CREDIT QUALITY+#

                                   Aaa. 100%
                                        ===

--------
* Calculated as a percentage of net assets.
+ Source Moody's
# Calculated as a percentage of total debt issues, excluding short-term securities.

        SUNAMERICA SPECIALTY SERIES -- 2020 HIGH WATERMARK FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2014

                                                 PRINCIPAL    VALUE
                 SECURITY DESCRIPTION             AMOUNT     (NOTE 4)
         --------------------------------------------------------------
         U.S. GOVERNMENT AGENCIES -- 15.8%
         RESOLUTION FUNDING -- 15.8%
           Resolution Funding Corp. STRIPS
            zero coupon due 07/15/2020
            (cost $5,556,919).................. $ 7,000,000 $ 6,205,465
                                                            -----------
         U.S. GOVERNMENT TREASURIES -- 76.4%
         UNITED STATES TREASURY BONDS -- 76.4%
           United States Treasury Bond STRIPS
            zero coupon due 08/15/2020
            (cost $25,888,632).................  33,490,000  29,969,431
                                                            -----------
         TOTAL LONG-TERM INVESTMENT SECURITIES
            (cost $31,445,551).................              36,174,896
                                                            -----------
         SHORT-TERM INVESTMENT SECURITIES -- 5.1%
         U.S. GOVERNMENT TREASURIES -- 5.1%
           United States Treasury Bills
            0.03% due 03/19/15(1)
            (cost $1,999,770)..................   2,000,000   1,999,716
                                                            -----------

                                                      PRINCIPAL     VALUE
                SECURITY DESCRIPTION                   AMOUNT      (NOTE 4)
   -------------------------------------------------------------------------
   REPURCHASE AGREEMENT -- 2.8%
     Agreement with State Street Bank & Trust Co.,
      bearing interest at 0.00%, dated 10/31/2014,
      to be repurchased 11/03/2014 in the amount
      of $1,122,000 and collateralized by
      $1,145,000 of United States Treasury Notes,
      bearing interest at 0.88% due 08/15/2017
      and having an approximate value of
      $1,146,431
      (cost $1,122,000)............................. $1,122,000  $ 1,122,000
                                                                 -----------
   TOTAL INVESTMENTS --
      (cost $34,567,321)(2).........................      100.1%  39,296,612
   Liabilities in excess of other assets............       (0.1)     (49,780)
                                                     ----------  -----------
   NET ASSETS --                                          100.0% $39,246,832
                                                     ==========  ===========

--------
(1)The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(2)See Note 7 for cost of investments on a tax basis.

STRIPS -- Separate Trading of Registered Interest and Principal of Securities

OPEN FUTURES CONTRACTS
-----------------------------------------------------------------------------------------
                                                               VALUE AS OF   UNREALIZED
NUMBER OF                                            VALUE AT  OCTOBER 31,  APPRECIATION
CONTRACTS TYPE     DESCRIPTION      EXPIRATION DATE TRADE DATE    2014     (DEPRECIATION)
--------- ---- -------------------- --------------- ---------- ----------- --------------
    1     Long S&P 500 E-Mini Index  December 2014   $98,807    $100,570       $1,763
                                                                               ======

The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2014 (see Note 4):

                                          LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                              QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS      TOTAL
                                          --------------------- ----------------- ---------------------- -----------
ASSETS:
Long-Term Investment Securities:
  U.S. Government Agencies:
   Resolution Funding....................        $   --            $ 6,205,465             $--           $ 6,205,465
  U.S. Government Treasuries:
   United States Treasury Bonds..........            --             29,969,431              --            29,969,431
Short-Term Investment Securities:
  U.S. Government Treasuries.............            --              1,999,716              --             1,999,716
Repurchase Agreement.....................            --              1,122,000              --             1,122,000
Other Financial Instruments:+
  Open Futures Contracts -- Appreciation.         1,763                     --              --                 1,763
                                                 ------            -----------             ---           -----------
TOTAL                                            $1,763            $39,296,612             $--           $39,298,375
                                                 ======            ===========             ===           ===========

--------
+ Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA ALTERNATIVE STRATEGIES FUND CONSOLIDATED PORTFOLIO PROFILE -- OCTOBER 31, 2014** -- (UNAUDITED)

INDUSTRY ALLOCATION*

  U.S. Government Treasuries..........................................  43.1%
  Federal Farm Credit Bank............................................  22.9
  Federal Home Loan Bank..............................................  15.3
  United States Treasury Notes........................................   7.3
  Unknown.............................................................   4.1
  Domestic Equity Investment Companies................................   2.8
  Commodity Funds.....................................................   2.7
  Repurchase Agreements...............................................   0.7
  Exchange-Traded Funds...............................................   0.7
  Time Deposit........................................................   0.7
                                                                       -----
  Total Investments --................................................ 100.3
  Liabilities in excess of other assets (including futures contracts, and option contracts)..............................................  (0.3)
                                                                       -----
  Net Assets --....................................................... 100.0%
                                                                       =====

CREDIT QUALITY+#

                                  Aaa. 100.0%
                                       =====

--------
* Calculated as a percentage of net assets
** Consolidated; See Note 2
+ Source: Moody's
# Calculated as a percentage of total debt issues, excluding short-term securities.

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA ALTERNATIVE STRATEGIES FUND CONSOLIDATED PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2014**

                                                     SHARES/
                                                    PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                AMOUNT     (NOTE 4)
     ---------------------------------------------------------------------
     COMMODITY INDEX-LINKED NOTES -- 6.8%
     COMMODITY NOTES -- 6.8%
       Credit Suisse AG New York FRS
        (Indexed to the S&P GSCI Total
        Return Index)
        Senior Notes
        0.01% due 11/24/2014*(3).................. $ 3,000,000 $ 1,731,332
                                                               -----------
       UBS AG FRS (Indexed to the S&P
        GSCI Total Return Index)
        Senior Notes
        0.01% due 11/13/2015*(3)..................   2,600,000   2,687,531
                                                               -----------
     TOTAL COMMODITY INDEX-LINKED NOTES
        (cost $5,600,000).........................               4,418,863
                                                               -----------
     U.S. GOVERNMENT AGENCIES -- 38.2%
     FEDERAL FARM CREDIT BANK -- 22.9%
       0.99% due 09/05/2017.......................  15,000,000  14,907,210
                                                               -----------
     FEDERAL HOME LOAN BANK -- 15.3%
       1.00% due 11/09/2017.......................  10,000,000   9,926,850
                                                               -----------
     TOTAL U.S. GOVERNMENT AGENCIES
        (cost $25,000,000)........................              24,834,060
                                                               -----------
     U.S. GOVERNMENT TREASURIES -- 7.3%
     UNITED STATES TREASURY NOTES -- 7.3%
        0.38% due 04/15/2015......................     500,000     500,645
        0.38% due 04/30/2016......................     500,000     500,430
        0.88% due 04/15/2017......................     500,000     502,070
        1.63% due 01/15/2015 TIPS(5)..............   1,619,436   1,616,906
        1.88% due 07/15/2015 TIPS(5)..............   1,589,757   1,619,069
                                                               -----------
     TOTAL U.S. GOVERNMENT TREASURIES
        (cost $4,692,208).........................               4,739,120
                                                               -----------
     EXCHANGE-TRADED FUNDS -- 3.5%
       iShares Barclays 1-3 Year Credit Bond Fund.      17,000   1,792,990
       iShares iBoxx Investment Grade Corporate
        Bond Fund.................................       3,800     453,492
                                                               -----------
     TOTAL EXCHANGE-TRADED FUNDS
        (cost $2,210,725).........................               2,246,482
                                                               -----------
     TOTAL LONG-TERM INVESTMENT SECURITIES
        (cost $37,502,933)........................              36,238,525
                                                               -----------
     SHORT-TERM INVESTMENT SECURITIES -- 43.8%
     TIME DEPOSITS -- 0.7%
       Euro Time Deposit with State Street
        Bank & Trust Co.
        0.01% due 11/03/2014......................     497,272     497,272
                                                               -----------
     U.S. GOVERNMENT TREASURIES -- 43.1%
       United States Treasury Bills...............
        0.04% due 05/28/2015(4)...................   3,500,000   3,499,048
        0.09% due 05/28/2015(4)...................   7,500,000   7,497,960
        0.10% due 02/05/2015(2)(4)................  12,000,000  11,999,376
        0.10% due 10/15/2015(2)...................   3,000,000   2,996,973
        0.10% due 05/28/2015(4)...................   2,000,000   1,999,456
                                                               -----------
                                                                27,992,813
                                                               -----------
     TOTAL SHORT-TERM INVESTMENT SECURITIES
        (cost $28,485,378)........................              28,490,085
                                                               -----------

                                                       PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                   AMOUNT     (NOTE 4)
  --------------------------------------------------------------------------
  REPURCHASE AGREEMENT -- 0.7%
    Agreement with State Street Bank & Trust Co.,
     bearing interest at 0.00%, dated 10/31/2014, to
     be repurchased 11/03/2014 in the amount
     $437,000 collateralized by $450,000 of United
     States Treasury Notes, bearing interest at
     0.88% due 08/15/2017 and having an
     approximate value of $450,563
     (cost $437,000).................................. $437,000  $   437,000
                                                                 -----------
  TOTAL INVESTMENTS --
     (cost $66,425,311)(1)............................    100.3%  65,165,610
  Liabilities in excess of other assets...............     (0.3)    (207,069)
                                                       --------  -----------
  NET ASSETS --                                           100.0% $64,958,541
                                                       ========  ===========

--------
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At October 31, 2014, the aggregate value of these securities was $4,418,863 representing 6.8% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.
** Consolidated; see Note 2.
(1)See Note 7 for cost of investments on a tax basis.
(2)The security is owned by the SunAmerica Alternative Strategies Cayman Fund, Ltd., which is a wholly-owned subsidiary of the SunAmerica Alternative Strategies Fund.
(3)Fair valued security. Securities are classified as Level 2 based on the securities valuation inputs; see Note 4.
(4)The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts and written options.
(5)Principal amount of security is adjusted for inflation.
GSCI -- Goldman Sachs Commodity Index
TIPS -- Treasury Inflation Protected Securities
FRS -- Floating Rate Security
The rates shown on FRS are the current interest rates at October 31, 2014 and unless noted otherwise, the dates shown are the original maturity dates.

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA ALTERNATIVE STRATEGIES FUND CONSOLIDATED PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2014** -- (CONTINUED)


OPEN FUTURES CONTRACTS
-----------------------------------------------------------------------------------------------
                                                                      VALUE AS OF   UNREALIZED
NUMBER OF                                                   VALUE AT  OCTOBER 31, APPRECIATION/
CONTRACTS TYPE        DESCRIPTION        EXPIRATION MONTH  TRADE DATE    2014     (DEPRECIATION)
--------- ----- ------------------------ ----------------  ---------- ----------- --------------
   17     Long  Australian $ Currency     December 2014    $1,485,800 $1,490,730    $   4,930
   14     Short British Pound Currency    December 2014     1,402,362  1,398,687        3,675
   26     Long  Dollar Index              December 2014     2,182,804  2,262,416       79,612
   9      Short Euro FX Currency          December 2014     1,426,950  1,409,625       17,325
   45     Long  Euro Stoxx 50(b)          December 2014     1,709,234  1,751,368       42,134
   13     Short Japanese Yen Currency     December 2014     1,504,100  1,447,550       56,550
   35     Long  MSCI E-Mini Index         December 2014     1,716,690  1,773,800       57,110
   22     Short Nikkei 225 Index          December 2014     1,771,550  1,877,700     (106,150)
   63     Long  Russell 2000 Mini Index   December 2014     7,234,920  7,377,300      142,380
   18     Short S&P 500 E-Mini Index      December 2014     1,752,300  1,810,260      (57,960)
   15     Long  SPI 200 Index(b)          December 2014     1,779,360  1,828,116       48,756
                                                                                    ---------
                                                                                    $ 288,362
                                                                                    =========

OPEN PUT OPTION CONTRACTS WRITTEN
-----------------------------------------------------------------------------------------------------
                                                                           VALUE AS OF   UNREALIZED
                                  EXPIRATION   STRIKE NUMBER OF  PREMIUMS  OCTOBER 31, APPRECIATION/
             ISSUE                  MONTH      PRICE  CONTRACTS (RECEIVED)    2014     (DEPRECIATION)
-------------------------------- ------------- ------ --------- ---------- ----------- --------------
Light Sweet Crude Oil Futures(a) December 2014 $   75     81     $(54,710)   $34,020      $ 20,690
Natural Gas Futures(a)           December 2014  3,350     43       (9,030)     5,590         3,440
Silver Futures(a)                December 2014  1,500     29      (19,140)    30,740       (11,600)
                                                         ---     --------    -------      --------
                                                         153     $(82,880)   $70,350      $ 12,530
                                                         ===     ========    =======      ========

--------
(a)The security is owned by the SunAmerica Alternative Strategies Cayman Fund, Ltd. Which is a wholly-owned subsidiary of the SunAmerica Alternative Strategies Fund.
(b)Foreign equity futures valued using fair value procedures at October 31, 2014. The aggregate appreciation (depreciation) of these futures contracts was $90,890 representing 0.1% of net assets. Foreign equity futures contracts are classified as Level 2 based on the securities valuations inputs. See Note 4 regarding fair value pricing for foreign equity futures.
** Consolidated. See Note 2

The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2014 (see Note 4):

                                              LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                                  QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS      TOTAL
                                              --------------------- ----------------- ---------------------- -----------
ASSETS:
Long-Term Investment Securities:
  Commodity Index-Linked Notes:
   Commodity Notes...........................      $       --          $ 4,418,863             $--           $ 4,418,863
  U.S. Government Agencies:
   Federal Farm Credit Bank..................              --           14,907,210              --            14,907,210
   Federal Home Loan Bank....................              --            9,926,850              --             9,926,850
  U.S. Government Treasuries:
   United States Treasury Notes..............              --            4,739,120              --             4,739,120
  Exchange-Traded Funds......................       2,246,482                   --              --             2,246,482
Short-Term Investment Securities:
  Time Deposits..............................              --              497,272              --               497,272
  U.S. Government Treasuries.................              --           27,992,813              --            27,992,813
Repurchase Agreement.........................              --              437,000              --               437,000
Other Financial Instruments:+
  Open Futures Contracts -- Appreciation.....         361,582               90,890              --               452,472
  Open Put Options Contracts -- Appreciation.          24,130                   --              --                24,130
                                                   ----------          -----------             ---           -----------
                                                   $2,632,194          $63,010,018             $--           $65,642,212
                                                   ==========          ===========             ===           ===========

LIABILITES
Other Financial Instruments:+
  Open Futures Contracts -- Depreciation.....      $  164,110                   --              --           $   164,110
  Open Put Options Contracts -- Depreciation.          11,600                   --              --                11,600
                                                   ----------          -----------             ---           -----------
TOTAL                                              $  175,710          $        --             $--           $   175,710
                                                   ==========          ===========             ===           ===========

--------
+ Other financial instruments are derivative instruments not reflected in the Consolidated Portfolio of Investments, such as futures, forward and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA GLOBAL TRENDS FUND CONSOLIDATED PORTFOLIO PROFILE -- OCTOBER 31, 2014** -- (UNAUDITED)

INDUSTRY ALLOCATION*

      Repurchase Agreements.......................................  96.8%
      Other assets less liabilities (including futures contracts).   3.2
                                                                   -----
      Net Assets --............................................... 100.0%
                                                                   =====

--------
*  Calculated as a percentage of net assets
** Consolidated; See Note 2.

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA GLOBAL TRENDS FUND CONSOLIDATED PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2014*

                                                   PRINCIPAL    VALUE
                SECURITY DESCRIPTION                AMOUNT     (NOTE 4)
      ------------------------------------------------------------------
      REPURCHASE AGREEMENTS -- 96.8%
        Bank of America Securities LLC Joint
         Repurchase Agreement(1)................. $9,470,000  $ 9,470,000
        Bank of America Securities LLC Joint
         Repurchase Agreement(1)(2)..............  2,850,000    2,850,000
        Barclays Capital, Inc. Joint Repurchase
         Agreement(1)............................  9,455,000    9,455,000
        Barclays Capital, Inc. Joint Repurchase
         Agreement(1)(2).........................  2,835,000    2,835,000
        BNP Paribas SA Joint Repurchase
         Agreement(1)............................  9,455,000    9,455,000
        BNP Paribas SA Joint Repurchase
         Agreement(1)(2).........................  2,835,000    2,835,000
        Deutsche Bank AG Joint Repurchase
         Agreement(1)............................  1,970,000    1,970,000
        Deutsche Bank AG Joint Repurchase
         Agreement(1)(2).........................    590,000      590,000
        Royal Bank of Scotland Group PLC Joint
         Repurchase Agreement(1).................  9,455,000    9,455,000
        Royal Bank of Scotland Group PLC Joint
         Repurchase Agreement(1)(2)..............  2,835,000    2,835,000
                                                              -----------
      TOTAL REPURCHASE AGREEMENTS
         (cost $51,750,000)......................              51,750,000
                                                              -----------
      TOTAL INVESTMENTS --
         (cost $51,750,000)(3)...................       96.8%  51,750,000
      Other assets less liabilities..............        3.2    1,725,187
                                                  ----------  -----------
      NET ASSETS --                                    100.0% $53,475,187
                                                  ==========  ===========

--------
*  Consolidated; see Note 2.
(1)See Note 4 for details of Joint Repurchase Agreements.
(2)The security is owned by the SunAmerica Global Trends Cayman Fund, Ltd., which is a wholly-owned subsidiary of the SunAmerica Global Trends Fund.
(3)See Note 7 for cost of investments on a tax basis.

OPEN FUTURES CONTRACTS
-----------------------------------------------------------------------------------------------
                                                                      VALUE AS OF   UNREALIZED
NUMBER OF                                                  VALUE AT   OCTOBER 31,  APPRECIATION
CONTRACTS TYPE        DESCRIPTION        EXPIRATION DATE  TRADE DATE     2014     (DEPRECIATION)
--------- ----- ------------------------ ---------------  ----------- ----------- --------------
   21     Long  US Treasury 10 YR Notes  December 2014    $ 2,620,406 $ 2,653,547   $   33,141
   52     Long  FTSE 100 Index(b)        December 2014      5,276,084   5,417,483      141,399
   103    Long  S&P 500 E-Mini Index     December 2014     10,020,438  10,358,710      338,272
   28     Long  EURO- Bund               December 2014      5,287,442   5,295,161        7,719
   37     Long  Nikkei 225 Index(b)      December 2014      5,143,245   5,679,611      536,366
   73     Long  Corn(a)                  December 2014      1,324,688   1,375,138       50,450
                                                                                    ----------
                                                                                    $1,107,347
                                                                                    ==========

--------
(a)The security is owned by the SunAmerica Global Trends Cayman Fund, Ltd., which is a wholly-owned subsidiary of the SunAmerica Global Trends Fund.
(b)Foreign equity futures valued using fair value procedures at October 31, 2014. The aggregate appreciation (depreciation) of these futures contracts was $677,765 representing 1.3% of net assets. Foreign equity futures contracts are classified as Level 2 based on the securities valuations inputs. See Note 4 regarding fair value pricing for foreign equity futures.

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA GLOBAL TRENDS FUND CONSOLIDATED PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2014* -- (CONTINUED)


The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2014 (see Note 4):

                                          LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                              QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS      TOTAL
                                          --------------------- ----------------- ---------------------- -----------
ASSETS:
Repurchase Agreements....................       $     --           $51,750,000             $--           $51,750,000
Other Financial Instruments:+
  Open Futures Contracts -- Appreciation.        429,582               677,765              --             1,107,347
                                                --------           -----------             ---           -----------
TOTAL                                           $429,582           $52,427,765             $--           $52,857,347
                                                ========           ===========             ===           ===========

--------
+ Other financial instruments are derivative instruments not reflected in the Consolidated Portfolio of Investments, such as futures, forward and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.
*  Consolidated; See Note 2.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA FOCUSED ALPHA GROWTH FUND PORTFOLIO PROFILE -- OCTOBER 31, 2014 -- (UNAUDITED)

INDUSTRY ALLOCATION*

                 Medical-Biomedical/Gene................  13.8%
                 Computers..............................   8.2
                 Transport-Rail.........................   8.0
                 Web Portals/ISP........................   7.3
                 Internet Content-Entertainment.........   6.8
                 Auto-Cars/Light Trucks.................   5.6
                 Finance-Credit Card....................   5.5
                 Aerospace/Defense......................   5.3
                 Agricultural Chemicals.................   4.8
                 E-Commerce/Products....................   3.9
                 Hotels/Motels..........................   2.9
                 Resorts/Theme Parks....................   2.6
                 Time Deposits..........................   2.5
                 Electric-Transmission..................   2.4
                 Apparel Manufacturers..................   2.0
                 Diversified Manufacturing Operations...   1.8
                 Retail-Automobile......................   1.8
                 Food-Canned............................   1.8
                 Multimedia.............................   1.8
                 Oil Companies-Exploration & Production.   1.8
                 Professional Sports....................   1.7
                 Insurance-Property/Casualty............   1.4
                 Consulting Services....................   1.4
                 Retail-Sporting Goods..................   1.3
                 Distribution/Wholesale.................   1.3
                 Diagnostic Kits........................   1.2
                 Commercial Services....................   1.2
                                                         -----
                 Total Investments --................... 100.1
                 Liabilities in excess of other assets..  (0.1)
                                                         -----
                 Net Assets --.......................... 100.0%
                                                         =====

--------
* Calculated as a percentage of net assets

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA FOCUSED ALPHA GROWTH FUND PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2014

                                                               VALUE
                   SECURITY DESCRIPTION              SHARES   (NOTE 4)
       -----------------------------------------------------------------
       COMMON STOCKS -- 97.6%
       AEROSPACE/DEFENSE -- 5.3%
         General Dynamics Corp...................... 236,319 $33,027,944
                                                             -----------
       AGRICULTURAL CHEMICALS -- 4.8%
         Monsanto Co................................ 260,048  29,915,922
                                                             -----------
       APPAREL MANUFACTURERS -- 2.0%
         Under Armour, Inc., Class A+............... 190,000  12,460,200
                                                             -----------
       AUTO-CARS/LIGHT TRUCKS -- 5.6%
         Tesla Motors, Inc.+........................ 144,638  34,959,005
                                                             -----------
       COMMERCIAL SERVICES -- 1.2%
         CoStar Group, Inc.+........................  45,000   7,249,050
                                                             -----------
       COMPUTERS -- 8.2%
         Apple, Inc................................. 470,563  50,820,804
                                                             -----------
       CONSULTING SERVICES -- 1.4%
         Verisk Analytics, Inc., Class A+........... 140,000   8,729,000
                                                             -----------
       DIAGNOSTIC KITS -- 1.2%
         IDEXX Laboratories, Inc.+..................  54,800   7,763,516
                                                             -----------
       DISTRIBUTION/WHOLESALE -- 1.3%
         Fastenal Co................................ 185,000   8,147,400
                                                             -----------
       DIVERSIFIED MANUFACTURING OPERATIONS -- 1.8%
         Colfax Corp.+.............................. 210,100  11,425,238
                                                             -----------
       E-COMMERCE/PRODUCTS -- 3.9%
         Alibaba Group Holding, Ltd. ADR+........... 247,823  24,435,348
                                                             -----------
       ELECTRIC-TRANSMISSION -- 2.4%
         ITC Holdings Corp.......................... 373,000  14,774,530
                                                             -----------
       FINANCE-CREDIT CARD -- 5.5%
         Visa, Inc., Class A........................ 141,194  34,088,467
                                                             -----------
       FOOD-CANNED -- 1.8%
         TreeHouse Foods, Inc.+..................... 130,000  11,072,100
                                                             -----------
       HOTEL/MOTELS -- 2.9%
         Hyatt Hotels Corp., Class A+............... 300,000  17,766,000
                                                             -----------
       INSURANCE-PROPERTY/CASUALTY -- 1.4%
         Arch Capital Group, Ltd.+.................. 160,000   9,011,200
                                                             -----------
       INTERNET CONTENT-ENTERTAINMENT -- 6.8%
         Facebook, Inc., Class A+................... 562,362  42,171,526
                                                             -----------
       MEDICAL-BIOMEDICAL/GENE -- 13.8%
         Biogen Idec, Inc.+......................... 101,090  32,457,977
         Gilead Sciences, Inc.+..................... 474,801  53,177,712
                                                             -----------
                                                              85,635,689
                                                             -----------
       MULTIMEDIA -- 1.8%
         FactSet Research Systems, Inc..............  83,000  10,909,520
                                                             -----------
       OIL COMPANIES-EXPLORATION & PRODUCTION -- 1.8%
         Concho Resources, Inc.+.................... 100,000  10,903,000
                                                             -----------
       PROFESSIONAL SPORTS -- 1.7%
         Manchester United PLC, Class A+............ 675,000  10,786,500
                                                             -----------
       RESORT/THEME PARKS -- 2.6%
         Vail Resorts, Inc.......................... 184,000  15,890,240
                                                             -----------
       RETAIL-AUTOMOBILE -- 1.8%
         CarMax, Inc.+.............................. 200,000  11,182,000
                                                             -----------

                                                    SHARES/
                                                   PRINCIPAL      VALUE
               SECURITY DESCRIPTION                 AMOUNT       (NOTE 4)
   ------------------------------------------------------------------------
   RETAIL-SPORTING GOODS -- 1.3%
     Dick's Sporting Goods, Inc..................     180,000  $  8,166,600
                                                               ------------
   TRANSPORT-RAIL -- 8.0%
     Canadian Pacific Railway, Ltd...............     200,452    41,629,871
     Genesee & Wyoming, Inc., Class A+...........      85,000     8,177,000
                                                               ------------
                                                                 49,806,871
                                                               ------------
   WEB PORTALS/ISP -- 7.3%
     Google, Inc., Class A+......................      40,001    22,715,368
     Google, Inc., Class C+......................      40,001    22,363,759
                                                               ------------
                                                                 45,079,127
                                                               ------------
   TOTAL LONG-TERM INVESTMENT SECURITIES
      (cost $437,040,668)........................               606,176,797
                                                               ------------
   SHORT-TERM INVESTMENT SECURITIES -- 2.5%
   TIME DEPOSITS -- 2.5%
     Euro Time Deposit with State Street Bank &
      Trust Co.
      0.01% due 11/03/2014
      (cost $15,680,000)......................... $15,680,000    15,680,000
                                                               ------------
   TOTAL INVESTMENTS --
      (cost $452,720,668)(1).....................       100.1%  621,856,797
   Liabilities in excess of other assets.........        (0.1)     (554,352)
                                                  -----------  ------------
   NET ASSETS --                                        100.0% $621,302,445
                                                  ===========  ============

--------
+  Non-income producing security
(1)See Note 7 for cost of investments on a tax basis.
ADR -- American Depository Receipt

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA FOCUSED ALPHA GROWTH FUND PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2014 -- (CONTINUED)


The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2014 (see Note 4):

                                    LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                        QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS      TOTAL
                                    --------------------- ----------------- ---------------------- ------------
ASSETS:
Long-Term Investment Securities:
  Common Stock:
   Aerospace/Defense...............     $ 33,027,944         $        --             $--           $ 33,027,944
   Auto-Cars/Light Trucks..........       34,959,005                  --              --             34,959,005
   Computers.......................       50,820,804                  --              --             50,820,804
   Finance-Credit Card.............       34,088,467                  --              --             34,088,467
   Internet Content-Entertainment..       42,171,526                  --              --             42,171,526
   Medical-Biomedical/Gene.........       85,635,689                  --              --             85,635,689
   Transport-Rail..................       49,806,871                  --              --             49,806,871
   Web Portals/ISP.................       45,079,127                  --              --             45,079,127
   Other Industries*...............      230,587,364                  --              --            230,587,364
Short-Term Investment Securities:
  Time Deposits....................               --          15,680,000              --             15,680,000
                                        ------------         -----------             ---           ------------
TOTAL..............................     $606,176,797         $15,680,000             $--           $621,856,797
                                        ============         ===========             ===           ============

--------
* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of securities by industry classification, please refer to the Portfolio of Investments.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND PORTFOLIO PROFILE -- OCTOBER 31, 2014 -- (UNAUDITED)

INDUSTRY ALLOCATION*

                 Medical-Biomedical/Gene...............  10.3%
                 Finance-Credit Card...................   9.8
                 Diversified Banking Institutions......   6.3
                 Retail-Drug Store.....................   6.2
                 Diversified Manufacturing Operations..   6.1
                 Computers.............................   6.1
                 Retail-Building Products..............   5.6
                 Computers-Memory Devices..............   5.5
                 Transport-Rail........................   5.1
                 Banks-Super Regional..................   5.0
                 Internet Content-Entertainment........   4.9
                 Medical-HMO...........................   4.8
                 Web Portals/ISP.......................   4.7
                 Aerospace/Defense.....................   4.0
                 Oil Companies-Integrated..............   3.9
                 Agricultural Chemicals................   3.6
                 Auto-Cars/Light Trucks................   3.0
                 E-Commerce/Products...................   2.9
                 Time Deposits.........................   2.4
                                                        -----
                 Total Investments --.................. 100.2
                 Liabilities in excess of other assets.  (0.2)
                                                        -----
                 Net Assets --......................... 100.0%
                                                        =====

--------
* Calculated as a percentage of net assets

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2014

                                                                VALUE
                   SECURITY DESCRIPTION              SHARES    (NOTE 4)
       ------------------------------------------------------------------
       COMMON STOCKS -- 97.8%
       AEROSPACE/DEFENSE -- 4.0%
         General Dynamics Corp...................... 189,476 $ 26,481,166
                                                             ------------
       AGRICULTURAL CHEMICALS -- 3.6%
         Monsanto Co................................ 208,501   23,985,955
                                                             ------------
       AUTO-CARS/LIGHT TRUCKS -- 3.0%
         Tesla Motors, Inc.+........................  80,974   19,571,416
                                                             ------------
       BANKS-SUPER REGIONAL -- 5.0%
         US Bancorp................................. 774,700   33,002,220
                                                             ------------
       COMPUTERS -- 6.1%
         Apple, Inc................................. 370,120   39,972,960
                                                             ------------
       COMPUTERS-MEMORY DEVICES -- 5.5%
         Western Digital Corp....................... 367,000   36,101,790
                                                             ------------
       DIVERSIFIED BANKING INSTITUTIONS -- 6.3%
         Citigroup, Inc............................. 391,044   20,932,585
         JPMorgan Chase & Co........................ 340,753   20,608,742
                                                             ------------
                                                               41,541,327
                                                             ------------
       DIVERSIFIED MANUFACTURING OPERATIONS -- 6.1%
         3M Co...................................... 260,990   40,132,432
                                                             ------------
       E-COMMERCE/PRODUCTS -- 2.9%
         Alibaba Group Holding. Ltd. ADR+........... 197,652   19,488,487
                                                             ------------
       FINANCE-CREDIT CARD -- 9.8%
         Discover Financial Services................ 583,397   37,209,061
         Visa, Inc., Class A........................ 113,206   27,331,324
                                                             ------------
                                                               64,540,385
                                                             ------------
       INTERNET CONTENT-ENTERTAINMENT -- 4.9%
         Facebook, Inc., Class A+................... 435,166   32,633,098
                                                             ------------
       MEDICAL-BIOMEDICAL/GENE -- 10.3%
         Biogen Idec, Inc.+.........................  79,512   25,529,713
         Gilead Sciences, Inc.+..................... 380,686   42,636,832
                                                             ------------
                                                               68,166,545
                                                             ------------
       MEDICAL-HMO -- 4.8%
         Aetna, Inc................................. 385,200   31,782,852
                                                             ------------
       OIL COMPANIES-INTEGRATED -- 3.9%
         Suncor Energy, Inc......................... 729,000   25,908,660
                                                             ------------
       PRINTING-COMMERCIAL -- 0.0%
         Quad/Graphics, Inc.........................      15          331
                                                             ------------
       RETAIL-BUILDING PRODUCTS -- 5.6%
         Lowe's Cos., Inc........................... 647,941   37,062,225
                                                             ------------
       RETAIL-DRUG STORE -- 6.2%
         CVS Health Corp............................ 473,607   40,640,217
                                                             ------------
       TRANSPORT-RAIL -- 5.1%
         Canadian Pacific Railway, Ltd.............. 160,651   33,364,000
                                                             ------------
       WEB PORTALS/ISP -- 4.7%
         Google, Inc., Class A+.....................  34,894   19,815,256
         Google, Inc., Class C+.....................  20,521   11,472,880
                                                             ------------
                                                               31,288,136
                                                             ------------
       TOTAL LONG-TERM INVESTMENT SECURITIES
          (cost $515,615,385).......................          645,664,202
                                                             ------------

                                                   PRINCIPAL      VALUE
               SECURITY DESCRIPTION                 AMOUNT       (NOTE 4)
   ------------------------------------------------------------------------
   SHORT-TERM INVESTMENT SECURITIES -- 2.4%
   TIME DEPOSITS -- 2.4%
     Euro Time Deposit with State Street Bank &
      Trust Co.
      0.01% due 11/03/2014
      (cost $15,508,000)......................... $15,508,000  $ 15,508,000
                                                               ------------
   TOTAL INVESTMENTS --
      (cost $531,123,385)(1).....................       100.2%  661,172,202
   Liabilities in excess of other assets.........        (0.2)   (1,018,010)
                                                  -----------  ------------
   NET ASSETS --                                        100.0% $660,154,192
                                                  ===========  ============

--------
+  Non-income producing security
(1)See Note 7 for cost of investments on a tax basis.
ADR -- American Depository Receipt

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2014 -- (CONTINUED)


The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2014 (see Note 4):

                                          LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                              QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS      TOTAL
                                          --------------------- ----------------- ---------------------- ------------
ASSETS:
Long-Term Investment Securities:
  Common Stock
   Bank-Super Regional...................     $ 33,002,220         $        --             $--           $ 33,002,220
   Computers.............................       39,972,960                  --              --             39,972,960
   Computers-Memory Devices..............       36,101,790                  --              --             36,101,790
   Diversified Banking Institutions......       41,541,327                  --              --             41,541,327
   Diversified Manufacturing Operations..       40,132,432                  --              --             40,132,432
   Finance-Credit Card...................       64,540,385                  --              --             64,540,385
   Medical-Biomedical/Gene...............       68,166,545                  --              --             68,166,545
   Retail-Building Products..............       37,062,225                  --              --             37,062,225
   Retail-Drug Store.....................       40,640,217                  --              --             40,640,217
   Transport-Rail........................       33,364,000                  --              --             33,364,000
   Other Industries*.....................      211,140,101                  --              --            211,140,101
Short-Term Investment Securities
  Time Deposits..........................               --          15,508,000              --             15,508,000
                                              ------------         -----------             ---           ------------
TOTAL                                         $645,664,202         $15,508,000             $--           $661,172,202
                                              ============         ===========             ===           ============

--------
* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of securities by industry classification, please refer to the Portfolio of Investments.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA INCOME EXPLORER FUND PORTFOLIO PROFILE -- OCTOBER 31, 2014 -- (UNAUDITED)

INDUSTRY ALLOCATION*

          Domestic Fixed Income Investment Companies..........  19.8%
          International Fixed Income Investment Companies.....  10.3
          Domestic Equity Investment Companies................   7.1
          Diversified Banking Institutions....................   6.9
          Telephone-Integrated................................   4.3
          Real Estate Investment Trusts.......................   3.8
          Insurance-Multi-line................................   3.6
          Banks-Commercial....................................   3.3
          Oil Companies-Integrated............................   2.7
          Banks-Super Regional................................   2.6
          Tobacco.............................................   2.2
          Insurance-Life/Health...............................   2.2
          Electric-Integrated.................................   2.1
          Cellular Telecom....................................   1.9
          Coal................................................   1.8
          Real Estate Operations & Development................   1.6
          Domestic Mixed Allocation Investment Companies......   1.6
          Telecom Services....................................   1.3
          Medical-Drugs.......................................   1.2
          Oil Refining & Marketing............................   1.2
          Banks-Special Purpose...............................   1.1
          Insurance-Reinsurance...............................   1.1
          Time Deposits.......................................   1.1
          Electric-Generation.................................   1.1
          Diversified Financial Services......................   0.9
          Banks-Money Center..................................   0.9
          Transport-Rail......................................   0.8
          Retail-Office Supplies..............................   0.7
          Retail-Apparel/Shoe.................................   0.6
          Shipbuilding........................................   0.6
          Enterprise Software/Service.........................   0.6
          Computer Services...................................   0.6
          Semiconductor Components-Integrated Circuits........   0.6
          Insurance-Mutual....................................   0.6
          Metal-Diversified...................................   0.6
          Cosmetics & Toiletries..............................   0.6
          Insurance-Property/Casualty.........................   0.6
          Rubber-Tires........................................   0.6
          Consumer Products-Misc..............................   0.6
          Agricultural Operations.............................   0.5
          Retail-Hypermarkets.................................   0.5
          Metal-Copper........................................   0.5
          Sovereign Agency....................................   0.5
          Oil & Gas Drilling..................................   0.5
          Metal-Iron..........................................   0.4
          International Mixed Allocation Investment Companies.   0.4
          Special Purpose Entities............................   0.2
          Finance-Other Services..............................   0.1
          Banks-Fiduciary.....................................   0.1
          Transport-Marine....................................   0.1
          Investment Management/Advisor Services..............   0.1
                                                               -----
          Total Investments --................................  99.7
          Other assets less liabilities.......................   0.3
                                                               -----
          Net Assets --....................................... 100.0%
                                                               =====

--------
* Calculated as a percentage of net assets

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA INCOME EXPLORER FUND PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2014


                                                                 VALUE
                    SECURITY DESCRIPTION                SHARES  (NOTE 4)
       -----------------------------------------------------------------
       COMMON STOCKS -- 27.6%
       CELLULAR TELECOM -- 1.9%
         Advanced Info Service PCL.....................  27,100 $198,861
         Mobile Telesystems OJSC ADR...................   9,765  139,640
         Taiwan Mobile Co., Ltd.(1)....................  57,000  184,981
                                                                --------
                                                                 523,482
                                                                --------
       COAL -- 1.8%
         Banpu PCL..................................... 169,570  147,079
         Indo Tambangraya Megah Tbk PT(1)..............  77,100  135,187
         Tambang Batubara Bukit Asam Persero Tbk PT(1). 184,189  197,528
                                                                --------
                                                                 479,794
                                                                --------
       COMPUTER SERVICES -- 0.6%
         Leidos Holdings, Inc..........................   4,649  170,014
                                                                --------
       CONSUMER PRODUCTS-MISC. -- 0.6%
         Kimberly-Clark de Mexico SAB de CV, Class A...  63,800  148,482
                                                                --------
       COSMETICS & TOILETRIES -- 0.6%
         Natura Cosmeticos SA..........................  10,500  152,549
                                                                --------
       ELECTRIC-GENERATION -- 0.6%
         Tractebel Energia SA..........................  11,100  151,186
                                                                --------
       ENTERPRISE SOFTWARE/SERVICE -- 0.6%
         CA, Inc.......................................   5,945  172,762
                                                                --------
       INSURANCE-MULTI-LINE -- 0.5%
         Porto Seguro SA+..............................  12,000  143,831
                                                                --------
       MEDICAL-DRUGS -- 1.2%
         GlaxoSmithKline PLC(1)........................   7,107  161,108
         Orion Oyj, Class B(1).........................   4,860  164,866
                                                                --------
                                                                 325,974
                                                                --------
       METAL-COPPER -- 0.5%
         Freeport-McMoRan, Inc.........................   4,723  134,605
                                                                --------
       METAL-DIVERSIFIED -- 0.6%
         KGHM Polska Miedz SA(1).......................   4,220  162,839
                                                                --------
       OIL & GAS DRILLING -- 0.5%
         Transocean, Ltd.(1)...........................   4,194  125,013
                                                                --------
       OIL COMPANIES-INTEGRATED -- 2.7%
         Ecopetrol SA.................................. 100,100  133,791
         Eni SpA(1)....................................   6,573  139,987
         Lukoil OAO ADR................................   3,106  152,349
         Rosneft OAO GDR...............................  28,138  156,729
         Total SA(1)...................................   2,533  151,154
                                                                --------
                                                                 734,010
                                                                --------
       OIL REFINING & MARKETING -- 1.2%
         HollyFrontier Corp............................   3,873  175,757
         Thai Oil PCL.................................. 107,000  147,014
                                                                --------
                                                                 322,771
                                                                --------
       REAL ESTATE INVESTMENT TRUSTS -- 0.7%
         Annaly Capital Management, Inc................  15,720  179,365
                                                                --------
       REAL ESTATE OPERATIONS & DEVELOPMENT -- 1.6%
         Farglory Land Development Co., Ltd.+(1)....... 130,000  128,818
         Ruentex Development Co., Ltd.(1)..............  94,000  140,303
         UOL Group, Ltd.+(1)...........................  33,000  166,013
                                                                --------
                                                                 435,134
                                                                --------
       RETAIL-APPAREL/SHOE -- 0.6%
         Coach, Inc....................................   5,094  175,132
                                                                --------

                                                                    VALUE
                    SECURITY DESCRIPTION                  SHARES   (NOTE 4)
    ------------------------------------------------------------------------
    RETAIL-HYPERMARKETS -- 0.5%
      Ruentex Industries, Ltd.(1)........................  67,000 $  143,148
                                                                  ----------
    RETAIL-OFFICE SUPPLIES -- 0.7%
      Staples, Inc.......................................  15,816    200,547
                                                                  ----------
    RUBBER-TIRES -- 0.6%
      Nokian Renkaat Oyj(1)..............................   5,307    150,016
                                                                  ----------
    SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 0.6%
      Transcend Information, Inc.(1).....................  50,000    169,186
                                                                  ----------
    SHIPBUILDING -- 0.6%
      Yangzijiang Shipbuilding Holdings, Ltd.(1)......... 197,000    174,566
                                                                  ----------
    TELECOM SERVICES -- 1.0%
      BCE, Inc...........................................   2,051     91,081
      Telenor ASA(1).....................................   7,393    166,140
                                                                  ----------
                                                                     257,221
                                                                  ----------
    TELEPHONE-INTEGRATED -- 3.8%
      AT&T, Inc..........................................   4,988    173,782
      Belgacom SA(1).....................................   5,406    204,110
      Bezeq The Israeli Telecommunication Corp., Ltd.(1).  97,281    165,028
      TDC A/S(1).........................................  17,432    133,074
      TeliaSonera AB(1)..................................  23,324    161,687
      Verizon Communications, Inc........................   3,501    175,925
                                                                  ----------
                                                                   1,013,606
                                                                  ----------
    TOBACCO -- 2.2%
      Altria Group, Inc..................................   4,262    206,025
      Philip Morris International, Inc...................   2,122    188,879
      Reynolds American, Inc.............................   3,138    197,412
                                                                  ----------
                                                                     592,316
                                                                  ----------
    TRANSPORT-RAIL -- 0.8%
      BTS Group Holdings PCL............................. 648,500    205,083
                                                                  ----------
    TOTAL COMMON STOCKS
      (cost $7,699,088)..................................          7,442,632
                                                                  ----------
    PREFERRED SECURITIES -- 16.4%
    AGRICULTURAL OPERATIONS -- 0.5%
      CHS, Inc.
       6.75%.............................................   1,550     39,029
      CHS, Inc.
       Series 2
       7.10%.............................................   3,941    105,855
                                                                  ----------
                                                                     144,884
                                                                  ----------
    BANKS-COMMERCIAL -- 2.7%
      Barclays Bank PLC
       Series 4
       7.75%.............................................   3,000     77,010
      Barclays Bank PLC
       Series 5
       8.13%.............................................   1,300     33,553
      BB&T Corp.
       Series E
       5.63%.............................................   4,192    102,033
      CoBank ACB
       Series G
       6.13%.............................................   1,400    129,631
      First Republic Bank
       5.50%.............................................   2,500     56,975

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA INCOME EXPLORER FUND PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2014 -- (CONTINUED)

                                                             VALUE
                     SECURITY DESCRIPTION            SHARES (NOTE 4)
           ---------------------------------------------------------
           PREFERRED SECURITIES (CONTINUED)
           BANKS-COMMERCIAL (CONTINUED)
             ING Groep NV
              7.20%................................. 3,400  $ 87,040
             ING Groep NV
              7.38%................................. 3,300    84,150
             PrivateBancorp, Inc.
              7.13%................................. 1,150    29,843
             Regions Financial Corp.
              Series B
              6.38%................................. 3,125    80,000
             Zions Bancorporation
              Sereis G
              6.30%................................. 1,500    39,150
                                                            --------
                                                             719,385
                                                            --------
           BANKS-FIDUCIARY -- 0.1%
             State Street Corp.
              Series D
              5.90%................................. 1,100    28,710
                                                            --------
           BANKS-MONEY CENTER -- 0.2%
             National Westminster Bank PLC
              Series C
              7.76%................................. 1,600    41,584
                                                            --------
           BANKS-SPECIAL PURPOSE -- 1.1%
             AgriBank FCB
              6.88%................................. 3,000   307,875
                                                            --------
           BANKS-SUPER REGIONAL -- 1.6%
             Fifth Third Bancorp
              Series I
              6.63%................................. 2,484    67,391
             PNC Financial Services Group, Inc.
              Series Q
              5.38%................................. 2,263    54,040
             PNC Financial Services Group, Inc.
              Series P
              6.13%................................. 2,500    68,100
             SunTrust Banks, Inc.
              Series E
              5.86%................................. 2,700    64,638
             US Bancorp
              Series F
              6.50%................................. 1,374    40,272
             Wells Fargo & Co.
              5.85%................................. 4,200   109,032
             Wells Fargo & Co.
              6.63%.................................   712    19,986
                                                            --------
                                                             423,459
                                                            --------
           DIVERSIFIED BANKING INSTITUTIONS -- 1.3%
             Citigroup, Inc.
              Series K
              6.88%................................. 1,700    45,492
             Countrywide Capital IV
              6.75%................................. 1,400    35,812
             Countrywide Capital V
              7.00%................................. 1,600    40,928
             Goldman Sachs Group, Inc.
              Series K
              6.38%................................. 2,272    57,709
             Morgan Stanley
              6.88%................................. 4,600   121,992

                                                               VALUE
                     SECURITY DESCRIPTION              SHARES (NOTE 4)
         -------------------------------------------------------------
         DIVERSIFIED BANKING INSTITUTIONS (CONTINUED)
           Morgan Stanley
            Series I
            6.38%.....................................  1,800 $ 45,378
                                                              --------
                                                               347,311
                                                              --------
         ELECTRIC-GENERATION -- 0.5%
           AES Tiete SA+.............................. 19,000  143,464
                                                              --------
         ELECTRIC-INTEGRATED -- 1.6%
           Cia Paranaense de Energia
            Class B+.................................. 10,200  142,468
           DTE Energy Co.
            6.50%.....................................  1,050   28,193
           Integrys Energy Group, Inc.
            6.00%.....................................  3,053   79,744
           NextEra Energy Capital Holdings, Inc.
            Series I
            5.13%.....................................  1,000   22,670
           NextEra Energy Capital Holdings, Inc.
            Series G
            5.70%.....................................  2,500   62,975
           SCE Trust III
            5.75%.....................................  3,075   83,148
                                                              --------
                                                               419,198
                                                              --------
         FINANCE-OTHER SERVICES -- 0.1%
           RBS Capital Funding Trust VI
            Series F
            6.25%.....................................  1,200   29,028
                                                              --------
         INSURANCE-LIFE/HEALTH -- 0.1%
           Principal Financial Group, Inc.
            Series B
            6.52%.....................................  1,507   38,579
                                                              --------
         INSURANCE-MULTI-LINE -- 0.9%
           Aegon NV
            6.50%.....................................  1,300   33,124
           Allstate Corp.
            Series E
            6.63%.....................................  4,500  118,530
           Hartford Financial Services Group, Inc.
            7.88%.....................................  2,000   60,560
           Kemper Corp.
            7.38%.....................................  1,600   41,760
                                                              --------
                                                               253,974
                                                              --------
         INSURANCE-PROPERTY/CASUALTY -- 0.4%
           Arch Capital Group, Ltd.
            Series C
            6.75%.....................................    800   21,392
           Hanover Insurance Group, Inc.
            6.35%.....................................  1,100   27,016
           WR Berkley Corp.
            5.63%.....................................  1,900   45,809
                                                              --------
                                                                94,217
                                                              --------
         INSURANCE-REINSURANCE -- 0.3%
           Aspen Insurance Holdings, Ltd.
            7.25%.....................................    600   15,882
           Axis Capital Holdings, Ltd.
            Series C
            6.88%.....................................  1,300   34,645

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA INCOME EXPLORER FUND PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2014 -- (CONTINUED)


                                                               VALUE
                    SECURITY DESCRIPTION               SHARES (NOTE 4)
         ------------------------------------------------------------
         PREFERRED SECURITIES (CONTINUED)
         INSURANCE-REINSURANCE (CONTINUED)
           Reinsurance Group of America, Inc.
            6.20%.....................................  1,300 $ 36,309
                                                              --------
                                                                86,836
                                                              --------
         INVESTMENT MANAGEMENT/ADVISOR SERVICES -- 0.1%
           Affiliated Managers Group, Inc.
            6.38%.....................................    900   23,454
                                                              --------
         METAL-IRON -- 0.4%
           Vale SA, Class A+.......................... 13,500  117,408
                                                              --------
         REAL ESTATE INVESTMENT TRUSTS -- 3.1%
           American Realty Capital Properties, Inc.
            Series F
            6.70%.....................................  4,457   98,143
           CBL & Associates Properties, Inc.
            Series D
            7.38%.....................................  1,700   43,044
           Cedar Realty Trust, Inc.
            Series B
            7.25%.....................................    700   18,291
           Chesapeake Lodging Trust
            Series A
            7.75%.....................................  1,000   26,100
           Colony Financial, Inc.
            Series A
            8.50%.....................................  1,500   39,630
           CoreSite Realty Corp.
            Series A
            7.25%.....................................  1,400   36,050
           Corporate Office Properties Trust
            Series L
            7.38%.....................................  1,300   33,813
           DDR Corp.
            Series J
            6.50......................................  1,400   35,952
           DuPont Fabros Technology, Inc.
            Series B
            7.63%.....................................  1,600   40,784
           Glimcher Realty Trust
            Series H
            7.50%.....................................  1,000   25,690
           Hersha Hospitality Trust
            Series C
            6.88%.....................................  1,200   30,924
           NorthStar Realty Finance Corp.
            Series D
            8.50%.....................................  1,500   38,085
           Pebblebrook Hotel Trust
            Series A
            7.88%.....................................    800   20,776
           Pennsylvania Real Estate Investment Trust
            Series A
            8.25%.....................................  1,450   38,411
           PS Business Parks, Inc.
            Series S
            6.45%.....................................  2,300   59,731
           Regency Centers Corp.
            Series 6
            6.63%.....................................    800   20,600

                                                    SHARES/
                                                   PRINCIPAL   VALUE
                  SECURITY DESCRIPTION             AMOUNT(4)  (NOTE 4)
        ---------------------------------------------------------------
        REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
          Retail Properties of America, Inc.
           Series A
           7.00%..................................    1,500  $   38,370
          Saul Centers, Inc.
           Series C
           6.88%..................................    1,920      48,979
          Summit Hotel Properties, Inc.
           Series B
           7.88%..................................      800      21,584
          Taubman Centers, Inc.
           Series K
           6.25%..................................      800      20,040
          Urstadt Biddle Properties, Inc.
           Series F
           7.13%..................................    1,200      30,660
          Vornado Realty Trust
           Series I
           6.63%..................................    2,500      64,625
                                                             ----------
                                                                830,282
                                                             ----------
        SOVEREIGN AGENCY -- 0.5%
          Farm Credit Bank of Texas
           6.75%*.................................    1,200     127,838
                                                             ----------
        TELECOM SERVICES -- 0.3%
          Qwest Corp.
           6.13%..................................      791      18,620
          Qwest Corp.
           7.00%..................................    1,000      25,650
          Qwest Corp.
           7.38%..................................    1,300      34,294
                                                             ----------
                                                                 78,564
                                                             ----------
        TELEPHONE-INTEGRATED -- 0.5%
          Oi SA+..................................  252,200     132,314
                                                             ----------
        TRANSPORT-MARINE -- 0.1%
          Teekay Offshore Partners LP
           Series A
           7.25%..................................    1,100      28,380
                                                             ----------
        TOTAL PREFERRED SECURITIES
           (cost $4,384,310)......................            4,416,744
                                                             ----------
        PREFERRED SECURITIES/CAPITAL SECURITIES -- 15.4%
        BANKS-COMMERCIAL -- 0.6%
          Rabobank Nederland FRS
           11.00% due 06/30/2019*(2).............. $ 50,000      65,250
          Zions Bancorporation VRS
           Series J
           7.20% due 09/15/2023(2)................  100,000     105,566
                                                             ----------
                                                                170,816
                                                             ----------
        BANKS-MONEY CENTER -- 0.7%
          Dresdner Funding Trust I
           8.15% due 06/30/2031*..................  100,000     116,750
          HSBC Capital Funding LP FRS
           10.18% due 06/30/2030*(2)..............   50,000      74,625
                                                             ----------
                                                                191,375
                                                             ----------

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA INCOME EXPLORER FUND PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2014 -- (CONTINUED)

                                                   PRINCIPAL   VALUE
                  SECURITY DESCRIPTION             AMOUNT(4)  (NOTE 4)
        --------------------------------------------------------------
        PREFERRED SECURITIES/CAPITAL SECURITIES (CONTINUED)
        BANKS-SUPER REGIONAL -- 1.0%
          PNC Financial Services Group, Inc. FRS
           6.75% due 08/01/2021(2)................ $100,000  $  109,150
          Wells Fargo & Co. FRS
           Series K
           7.98% due 03/15/2018(2)................  150,000     165,328
                                                             ----------
                                                                274,478
                                                             ----------
        DIVERSIFIED BANKING INSTITUTIONS -- 5.6%
          Bank of America Corp. VRS
           Series X
           6.25% due 09/05/2024(2)................  210,000     209,738
          Bank of America Corp. FRS
           Series Z
           6.50% due 10/23/2024(2)................   70,000      71,925
          Barclays PLC VRS
           8.25% due 12/15/2018(2)................  200,000     206,500
          Citigroup, Inc. VRS
           Series N
           5.80% due 11/15/2019(2)................  100,000     100,200
          Credit Suisse Group AG VRS
           7.50% due 12/11/2023*(2)...............  200,000     212,560
          Goldman Sachs Capital II FRS
           4.00% due 11/30/2014(2)................   35,000      26,320
          HSBC Holdings PLC VRS
           6.38% due 09/17/2024(2)................  200,000     204,000
          JPMorgan Chase & Co. VRS
           Series X
           6.10% due 10/01/2024(2)................   50,000      50,125
          JPMorgan Chase & Co. FRS
           Series U
           6.13% due 04/30/2024(2)................   50,000      49,875
          JPMorgan Chase & Co. FRS
           Series S
           6.75% due 02/01/2024(2)................   75,000      79,020
          JPMorgan Chase & Co. FRS
           Series 1
           7.90% due 04/30/2018(2)................  175,000     189,656
          Royal Bank of Scotland Group PLC VRS
           7.65% due 09/30/2031(2)................   80,000      94,100
                                                             ----------
                                                              1,494,019
                                                             ----------
        DIVERSIFIED FINANCIAL SERVICES -- 0.9%
          General Electric Capital Corp. FRS
           Series A
           7.13% due 06/15/2022(2)................  200,000     233,000
                                                             ----------
        ELECTRIC-INTEGRATED -- 0.5%
          Dominion Resources, Inc. FRS
           5.75% due 10/01/2054...................   77,000      80,058
          PPL Capital Funding, Inc. FRS
           Series A
           6.70% due 03/30/2067...................   50,000      50,688
                                                             ----------
                                                                130,746
                                                             ----------
        INSURANCE-LIFE/HEALTH -- 2.1%
          Dai-ichi Life Insurance Co., Ltd. FRS
           5.10% due 10/28/2024*(2)...............  200,000     205,200
          Dai-ichi Life Insurance Co., Ltd. FRS
           7.25% due 07/25/2021*(2)...............   50,000      58,500
          Nippon Life Insurance Co. FRS
           5.10% due 10/16/2044*..................  200,000     208,500

                                                      SHARES/
                                                     PRINCIPAL     VALUE
                 SECURITY DESCRIPTION                AMOUNT(4)    (NOTE 4)
     ----------------------------------------------------------------------
     INSURANCE-LIFE/HEALTH (CONTINUED)
       Prudential Financial, Inc. FRS
        5.63% due 06/15/2043....................... $     75,000 $   77,812
                                                                 ----------
                                                                    550,012
                                                                 ----------
     INSURANCE-MULTI-LINE -- 2.2%
       AXA SA FRS
        6.46% due 12/14/2018*(2)...................      100,000    104,438
       Catlin Insurance Co., Ltd. FRS
        7.25% due 01/19/2017*(2)...................      100,000    102,500
       Groupama SA FRS
        6.38% due 05/28/2024(2)....................  EUR 100,000    125,628
       MetLife Capital Trust IV
        7.88% due 12/15/2067*......................      100,000    127,750
       MetLife Capital Trust X
        9.25% due 04/08/2068*......................      100,000    143,000
                                                                 ----------
                                                                    603,316
                                                                 ----------
     INSURANCE-MUTUAL -- 0.6%
       Liberty Mutual Group, Inc.
        7.80% due 03/07/2087*......................      140,000    163,800
                                                                 ----------
     INSURANCE-PROPERTY/CASUALTY -- 0.2%
       Mitsui Sumitomo Insurance Co., Ltd. FRS
        7.00% due 03/15/2072*......................       50,000     58,188
                                                                 ----------
     INSURANCE-REINSURANCE -- 0.8%
       Aquarius + Investments PLC for Swiss
        Reinsurance Co., Ltd. VRS
        8.25% due 09/01/2018(2)....................      200,000    220,500
                                                                 ----------
     SPECIAL PURPOSE ENTITY -- 0.2%
       Goldman Sachs Capital I
        6.35% due 02/15/2034.......................       50,000     58,115
                                                                 ----------
     TOTAL PREFERRED SECURITIES/CAPITAL SECURITIES
        (cost $4,048,704)..........................               4,148,365
                                                                 ----------
     REGISTERED INVESTMENT COMPANIES -- 39.2%
     DOMESTIC EQUITY INVESTMENT COMPANIES -- 7.1%
       Eaton Vance Tax-Advantaged Dividend Income
        Fund.......................................       22,535    458,137
       Eaton Vance Tax-Managed Diversified Equity
        Income Fund................................       38,979    456,444
       Gabelli Dividend & Income Trust.............       21,327    452,132
       Gabelli Equity Trust, Inc...................        8,759     58,072
       John Hancock Tax-Advantaged Dividend
        Income Fund................................       22,221    485,307
                                                                 ----------
                                                                  1,910,092
                                                                 ----------
     DOMESTIC FIXED INCOME INVESTMENT COMPANIES -- 19.8%
       AllianceBernstein Income Fund, Inc..........       16,054    122,332
       AllianzGI Convertible & Income Fund.........       23,273    223,886
       AllianzGI Convertible & Income Fund II......        7,993     72,177
       BlackRock Build America Bond Trust..........        4,710    101,218
       BlackRock Corporate High Yield Fund, Inc....       16,358    193,842
       BlackRock Limited Duration Income Trust.....       10,101    162,929
       Calamos Convertible and High Income Fund....       18,569    268,693
       DoubleLine Income Solutions Fund............       11,289    240,456
       Eaton Vance Limited Duration Income Fund....       13,557    199,288
       Eaton Vance Senior Floating-Rate Trust......        3,966     55,722
       Flaherty & Crumrine Preferred Securities
        Income Fund, Inc...........................       11,145    222,900
       Flaherty & Crumrine Total Return Fund, Inc..        8,259    166,336
       Franklin Limited Duration Income Trust......       11,077    138,019

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA INCOME EXPLORER FUND PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2014 -- (CONTINUED)


                                                                    VALUE
                    SECURITY DESCRIPTION                   SHARES  (NOTE 4)
    -----------------------------------------------------------------------
    REGISTERED INVESTMENT COMPANIES (CONTINUED)
    DOMESTIC FIXED INCOME INVESTMENT COMPANIES (CONTINUED)
      Guggenheim Build America Bonds Managed Duration
       Trust..............................................  4,487 $   96,695
      John Hancock Preferred Income Fund..................  9,690    199,130
      MFS Multimarket Income Trust........................ 21,714    138,318
      New America High Income Fund, Inc................... 22,600    215,830
      Nuveen Floating Rate Income Opportunity Fund........  9,648    109,215
      Nuveen Mortgage Opportunity Term Fund...............  3,805     88,809
      Nuveen Mortgage Opportunity Term Fund 2.............  3,215     73,559
      Nuveen Preferred Income Opportunities Fund.......... 37,149    348,086
      Nuveen Short Duration Credit Opportunities Fund.....  8,085    138,819
      PIMCO Corporate & Income Opportunity Fund........... 14,525    254,333
      PIMCO Dynamic Credit Income Fund.................... 18,497    409,339
      PIMCO Income Strategy Fund II....................... 42,105    447,155
      Pioneer Floating Rate Trust......................... 12,589    145,655
      Wells Fargo Advantage Income Opportunities
       Fund............................................... 24,138    219,897
      Western Asset Global Corporate Defined Opportunity
       Fund, Inc..........................................  9,009    164,144
      Western Asset High Yield Defined Opportunity Fund,
       Inc................................................  8,485    141,530
                                                                  ----------
                                                                   5,358,312
                                                                  ----------
    DOMESTIC MIXED ALLOCATION INVESTMENT COMPANIES -- 1.6%
      Flaherty & Crumrine Dynamic Preferred and Income
       Fund, Inc.......................................... 18,681    427,608
                                                                  ----------
    INTERNATIONAL FIXED INCOME INVESTMENT COMPANIES -- 10.3%
      AllianceBernstein Global High Income Fund, Inc...... 17,471    236,557
      First Trust Aberdeen Global Opportunity Income
       Fund............................................... 15,015    201,201
      Legg Mason BW Global Income Opportunities Fund,
       Inc................................................ 23,786    411,974
      Nuveen Preferred & Income Term Fund................. 15,357    356,436
      PIMCO Dynamic Income Fund........................... 14,894    477,948
      PIMCO Income Opportunity Fund....................... 15,458    421,385
      Stone Harbor Emerging Markets Income Fund...........  8,378    156,920
      Templeton Global Income Fund........................  6,006     47,027
      Wells Fargo Advantage Multi-Sector Income Fund...... 20,180    286,354
      Western Asset Global High Income Fund, Inc.......... 15,650    186,705
                                                                  ----------
                                                                   2,782,507
                                                                  ----------

                                                  SHARES/
                                                 PRINCIPAL   VALUE
                 SECURITY DESCRIPTION            AMOUNT(4)  (NOTE 4)
         ------------------------------------------------------------

         INTERNATIONAL MIXED ALLOCATION INVESTMENT COMPANIES -- 0.4%
           Clough Global Opportunities Fund.....    8,757      106,660
                                                           -----------
         TOTAL REGISTERED INVESTMENT COMPANIES
            (cost $10,574,095)..................            10,585,179
                                                           -----------
         TOTAL LONG-TERM INVESTMENT SECURITIES
            (cost $26,706,197)..................            26,592,920
                                                           -----------
         SHORT-TERM INVESTMENT SECURITIES -- 1.1%
         TIME DEPOSITS -- 1.1%
           Euro Time Deposit with State Street
            Bank and Trust Co.
            0.01% due 11/03/2014
            (cost $303,000)..................... $303,000  $   303,000
                                                           -----------
         TOTAL INVESTMENTS --
            (cost $27,009,197)(3)...............     99.7%  26,895,920
         Other assets less liabilities..........      0.3       85,043
                                                 --------  -----------
         NET ASSETS --                              100.0% $26,980,963
                                                 ========  ===========

--------
+  Non-income producing security
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2014, the aggregate value of these securities was $1,768,899 representing 6.6% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.
(1)Security was valued using fair value procedures at October 31, 2014. The aggregate value of these securities was $3,324,752 representing 12.3% of net assets. Securities are classified as Level 2 based on the securities valuation inputs. See Note 4 regarding fair value pricing for foreign equity securities.
(2)Perpetual maturity - maturity date reflects the next call date.
(3)See Note 7 for cost of investments on a tax basis.
(4)Denominated in United States dollars unless otherwise indicated.

ADR -- American Depository Receipt
EUR -- Euro Dollar
GDR -- Global Depository Receipt
FRS -- Floating Rate Security
VRS -- Variable Rate Security
The rates shown on FRS and VRS are the current interest rates at October 31, 2014 and unless noted otherwise, the dates shown are the original maturity dates.

OPEN FORWARD FOREIGN CURRENCY CONTRACTS
-------------------------------------------------------------------------------------------------------
                                                                    DELIVERY   UNREALIZED   UNREALIZED
        COUNTERPARTY           CONTRACT TO DELIVER IN EXCHANGE FOR    DATE    APPRECIATION DEPRECIATION
------------------------------ ------------------- --------------- ---------- ------------ ------------
Brown Brothers Harriman & Co.  USD     251,836     EUR   199,850   11/04/2014    $   --      $(1,444)
                               USD     153,973     GBP    96,025   11/04/2014        --         (348)
                               EUR     199,850     USD   252,537   11/04/2014     2,145           --
                               GBP      96,025     USD   155,642   11/04/2014     2,016           --
                               EUR     100,375     USD   125,793   12/02/2014        11           --
                                                                                 ------      -------
Net Unrealized Appreciation (Depreciation)...................................    $4,172      $(1,792)
                                                                                 ======      =======

EUR -- Euro Dollar
GBP -- Pound Sterling
USD -- United States Dollar

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA INCOME EXPLORER FUND PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2014 -- (CONTINUED)


The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2014 (see Note 4):

                                                         LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                                             QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS
                                                         --------------------- ----------------- ----------------------
ASSETS:
Long-Term Investment Securities:
  Common Stock:
   Cellular Telecom.....................................      $   338,501         $  184,981              $--
   Coal.................................................          147,079            332,715               --
   Medical-Drugs........................................               --            325,974               --
   Metal-Diversified....................................               --            162,839               --
   Oil & Gas Drilling...................................               --            125,013               --
   Oil Companies-Integrated.............................          442,869            291,141               --
   Real Estate Operations & Development.................               --            435,134               --
   Retail-Hypermarkets..................................               --            143,148               --
   Rubber-Tires.........................................               --            150,016               --
   Semiconductor Components-Integrated Circuits.........               --            169,186               --
   Shipbuilding.........................................               --            174,566               --
   Telecom Services.....................................           91,081            166,140               --
   Telephone-Integrated.................................          349,707            663,899               --
   Other Industries*....................................        2,748,643                 --               --
  Preferred Securities:
   Banks-Commercial.....................................          589,754            129,631               --
   Banks-Special Purpose................................               --            307,875               --
   Sovereign Agency.....................................               --            127,838               --
   Other Industries*....................................        3,261,646                 --               --
  Preferred Securities/Capital Securities:
   Diversified Banking Institutions.....................               --          1,494,019               --
   Other Industries*....................................               --          2,654,346               --
  Registered Investment Companies:
   Domestic Equity Investment Companies.................        1,910,092                 --               --
   Domestic Fixed Income Investment Companies...........        5,358,312                 --               --
   Domestic Mixed Allocation Investment Companies.......          427,608                 --               --
   International Fixed Income Investment Companies......        2,782,507                 --               --
   International Mixed Allocation Investment Companies..          106,660                 --               --
Short-Term Investment Securities:
  Time Deposits.........................................               --            303,000               --
Other Financial Instruments:+
  Open Forward Currency Contracts -- Appreciation.......               --              4,172               --
                                                              -----------         ----------              ---
TOTAL...................................................      $18,991,965         $7,908,127              $--
                                                              ===========         ==========              ===
LIABILITIES:
Other Financial Instruments:+
  Open Forward Currency Contracts -- Depreciation.......      $        --         $    1,792              $--
                                                              ===========         ==========              ===

                                                            TOTAL
                                                         -----------
ASSETS:
Long-Term Investment Securities:
  Common Stock:
   Cellular Telecom..................................... $   523,482
   Coal.................................................     479,794
   Medical-Drugs........................................     325,974
   Metal-Diversified....................................     162,839
   Oil & Gas Drilling...................................     125,013
   Oil Companies-Integrated.............................     734,010
   Real Estate Operations & Development.................     435,134
   Retail-Hypermarkets..................................     143,148
   Rubber-Tires.........................................     150,016
   Semiconductor Components-Integrated Circuits.........     169,186
   Shipbuilding.........................................     174,566
   Telecom Services.....................................     257,221
   Telephone-Integrated.................................   1,013,606
   Other Industries*....................................   2,748,643
  Preferred Securities:
   Banks-Commercial.....................................     719,385
   Banks-Special Purpose................................     307,875
   Sovereign Agency.....................................     127,838
   Other Industries*....................................   3,261,646
  Preferred Securities/Capital Securities:
   Diversified Banking Institutions.....................   1,494,019
   Other Industries*....................................   2,654,346
  Registered Investment Companies:
   Domestic Equity Investment Companies.................   1,910,092
   Domestic Fixed Income Investment Companies...........   5,358,312
   Domestic Mixed Allocation Investment Companies.......     427,608
   International Fixed Income Investment Companies......   2,782,507
   International Mixed Allocation Investment Companies..     106,660
Short-Term Investment Securities:
  Time Deposits.........................................     303,000
Other Financial Instruments:+
  Open Forward Currency Contracts -- Appreciation.......       4,172
                                                         -----------
TOTAL................................................... $26,900,092
                                                         ===========
LIABILITIES:
Other Financial Instruments:+
  Open Forward Currency Contracts -- Depreciation....... $     1,792
                                                         ===========

--------
* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of securities by industry classification, please refer to the Portfolio of Investments.
+ Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. Securities held at the beginning of the period currently valued at $1,773,375 were transferred from Level 1 to Level 2 due to foreign equity securities whose values were adjusted for fair value pricing procedures for foreign equity securities. There were no additional transfers between Levels during the reporting period.

See Notes to Portfolio of Investments

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO PROFILE -- OCTOBER 31, 2014 -- (UNAUDITED)

INDUSTRY ALLOCATION*

                Banks-Commercial.......................... 5.8%
                Real Estate Investment Trusts............. 4.5
                Medical-Drugs............................. 4.4
                Medical-Biomedical/Gene................... 4.1
                Oil Companies-Exploration & Production.... 2.6
                Retail-Restaurants........................ 2.6
                Consulting Services....................... 2.4
                Insurance-Property/Casualty............... 2.4
                Human Resources........................... 2.0
                Medical Products.......................... 2.0
                Medical Instruments....................... 2.0
                Electronic Components-Semiconductors...... 1.5
                Enterprise Software/Service............... 1.3
                Investment Management/Advisor Services.... 1.2
                Printing-Commercial....................... 1.2
                Exchange-Traded Funds..................... 1.1
                Auto/Truck Parts & Equipment-Original..... 1.0
                Retail-Apparel/Shoe....................... 1.0
                Telecommunication Equipment............... 1.0
                Auto/Truck Parts & Equipment-Replacement.. 1.0
                Oil-Field Services........................ 0.9
                Wireless Equipment........................ 0.9
                Transport-Truck........................... 0.9
                Paper & Related Products.................. 0.9
                Building-Residential/Commercial........... 0.9
                Drug Delivery Systems..................... 0.9
                Electric-Integrated....................... 0.9
                Retail-Convenience Store.................. 0.8
                Finance-Investment Banker/Broker.......... 0.8
                Therapeutics.............................. 0.8
                Physical Therapy/Rehabilitation Centers... 0.8
                Retail-Discount........................... 0.8
                Semiconductor Equipment................... 0.8
                Food-Misc./Diversified.................... 0.8
                Computer Services......................... 0.8
                Computer Software......................... 0.8
                Internet Content-Information/News......... 0.8
                Savings & Loans/Thrifts................... 0.8
                Transport-Services........................ 0.7
                Telecom Services.......................... 0.7
                Respiratory Products...................... 0.7
                Medical-Outpatient/Home Medical........... 0.7
                Electronic Security Devices............... 0.7
                Food-Wholesale/Distribution............... 0.7
                Audio/Video Products...................... 0.7
                Wire & Cable Products..................... 0.7
                Food-Retail............................... 0.6
                Computer Data Security.................... 0.6
                Veterinary Diagnostics.................... 0.6
                Apparel Manufacturers..................... 0.6
                Chemicals-Specialty....................... 0.6
                Internet Connectivity Services............ 0.6
                Internet Application Software............. 0.6
                Recreational Vehicles..................... 0.6
                Funeral Services & Related Items.......... 0.6
                Applications Software..................... 0.6
                Telephone-Integrated...................... 0.6
                Gas-Distribution.......................... 0.6
                Building-Mobile Home/Manufactured Housing. 0.5
                Retail-Leisure Products................... 0.5
                Wound, Burn & Skin Care................... 0.5
                Beverages-Non-alcoholic................... 0.5


               Distribution/Wholesale....................... 0.5%
               Athletic Equipment........................... 0.5
               Aerospace/Defense-Equipment.................. 0.5
               Medical Labs & Testing Services.............. 0.5
               Coffee....................................... 0.5
               Diversified Manufacturing Operations......... 0.5
               Commercial Services-Finance.................. 0.4
               Time Deposits................................ 0.4
               Brewery...................................... 0.4
               Electronics-Military......................... 0.4
               Metal Processors & Fabrication............... 0.4
               Insurance-Life/Health........................ 0.4
               Semiconductor Components-Integrated Circuits. 0.4
               Hazardous Waste Disposal..................... 0.4
               Machinery-General Industrial................. 0.4
               Electronic Components-Misc................... 0.3
               Internet Security............................ 0.3
               Theaters..................................... 0.3
               Networking Products.......................... 0.3
               Commercial Services.......................... 0.3
               Aerospace/Defense............................ 0.3
               Footwear & Related Apparel................... 0.3
               Decision Support Software.................... 0.3
               Building & Construction Products-Misc........ 0.3
               Transport-Marine............................. 0.3
               Retail-Automobile............................ 0.3
               Chemicals-Diversified........................ 0.3
               Data Processing/Management................... 0.2
               Office Furnishings-Original.................. 0.2
               Electronic Forms............................. 0.2
               Schools...................................... 0.2
               Medical-HMO.................................. 0.2
               Insurance-Reinsurance........................ 0.2
               Finance-Consumer Loans....................... 0.2
               Airlines..................................... 0.2
               Financial Guarantee Insurance................ 0.2
               Containers-Paper/Plastic..................... 0.2
               Energy-Alternate Sources..................... 0.2
               Software Tools............................... 0.2
               E-Marketing/Info............................. 0.2
               Computers-Integrated Systems................. 0.2
               Finance-Other Services....................... 0.2
               Diagnostic Equipment......................... 0.2
               Miscellaneous Manufacturing.................. 0.2
               Filtration/Separation Products............... 0.2
               Transactional Software....................... 0.2
               Instruments-Controls......................... 0.2
               Oil Refining & Marketing..................... 0.2
               Power Converter/Supply Equipment............. 0.2
               Satellite Telecom............................ 0.2
               Resorts/Theme Parks.......................... 0.2
               Telecom Equipment-Fiber Optics............... 0.2
               Engineering/R&D Services..................... 0.2
               E-Commerce/Products.......................... 0.2
               E-Commerce/Services.......................... 0.1
               Water........................................ 0.1
               Chemicals-Plastics........................... 0.1
               Computers-Periphery Equipment................ 0.1
               Building-Heavy Construction.................. 0.1
               Real Estate Operations & Development......... 0.1
               Independent Power Producers.................. 0.1
               Electronic Measurement Instruments........... 0.1

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO PROFILE -- OCTOBER 31, 2014 -- (UNAUDITED) (CONTINUED)

                    Home Furnishings.................. 0.1%
                    Consumer Products-Misc............ 0.1
                    Finance-Mortgage Loan/Banker...... 0.1
                    Retail-Home Furnishings........... 0.1
                    Oil Field Machinery & Equipment... 0.1
                    Instruments-Scientific............ 0.1
                    Pipelines......................... 0.1
                    Retail-Misc./Diversified.......... 0.1
                    Multimedia........................ 0.1
                    Medical Information Systems....... 0.1
                    Coal.............................. 0.1
                    Lasers-System/Components.......... 0.1
                    Transport-Equipment & Leasing..... 0.1
                    Research & Development............ 0.1
                    Insurance-Multi-line.............. 0.1
                    Internet Telephone................ 0.1
                    Steel-Producers................... 0.1
                    Building Products-Doors & Windows. 0.1
                    Food-Canned....................... 0.1
                    Medical-Hospitals................. 0.1
                    Industrial Automated/Robotic...... 0.1
                    Retail-Pawn Shops................. 0.1
                    Medical Sterilization Products.... 0.1
                    Hotels/Motels..................... 0.1
                    Patient Monitoring Equipment...... 0.1
                    Racetracks........................ 0.1
                    Real Estate Management/Services... 0.1
                    Computer Aided Design............. 0.1
                    Recreational Centers.............. 0.1
                    Security Services................. 0.1
                    Web Hosting/Design................ 0.1
                    Publishing-Books.................. 0.1
                    Building & Construction-Misc...... 0.1
                    Electric Products-Misc............ 0.1
                    Storage/Warehousing............... 0.1
                    Medical-Nursing Homes............. 0.1
                    Metal-Aluminum.................... 0.1
                    Batteries/Battery Systems......... 0.1
                    Linen Supply & Related Items...... 0.1
                    Food-Meat Products................ 0.1
                    Diversified Minerals.............. 0.1
                    Tobacco........................... 0.1
                    Rental Auto/Equipment............. 0.1
                    Non-Ferrous Metals................ 0.1
                    Retail-Office Supplies............ 0.1
                    Food-Flour & Grain................ 0.1
                    E-Services/Consulting............. 0.1
                    Computers-Memory Devices.......... 0.1
                    Television........................ 0.1
                    Publishing-Periodicals............ 0.1
                    Publishing-Newspapers............. 0.1
                    Agricultural Operations........... 0.1
                    Entertainment Software............ 0.1
                    Building Products-Wood............ 0.1
                    Auction Houses/Art Dealers........ 0.1
                    Oil & Gas Drilling................ 0.1
                    Steel Pipe & Tube................. 0.1
                    Retail-Sporting Goods............. 0.1
                    Diversified Operations............ 0.1
                    Diagnostic Kits................... 0.1
                    Electronic Design Automation...... 0.1
                    Rubber-Tires...................... 0.1
                    Medical-Generic Drugs............. 0.1

                 Broadcast Services/Program.............   0.1%
                 Poultry................................   0.1
                 Rubber/Plastic Products................   0.1
                 Healthcare Safety Devices..............   0.1
                 Finance-Credit Card....................   0.1
                 Disposable Medical Products............   0.1
                 Internet Content-Entertainment.........   0.1
                 Machinery-Electrical...................   0.1
                 Environmental Consulting & Engineering.   0.1
                 Health Care Cost Containment...........   0.1
                 Retail-Building Products...............   0.1
                 Environmental Monitoring & Detection...   0.1
                 Identification Systems.................   0.1
                 Gambling (Non-Hotel)...................   0.1
                 Auto Repair Centers....................   0.1
                 Casino Hotels..........................   0.1
                 Casino Services........................   0.1
                 Vitamins & Nutrition Products..........   0.1
                 Platinum...............................   0.1
                 Building-Maintenance & Services........   0.1
                                                         -----
                 Total Investments......................  99.7
                 Other assets less liabilities..........   0.3
                                                         -----
                 Net Assets............................. 100.0%
                                                         =====

--------
* Calculated as a percentage of net assets

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2014

                                                               VALUE
                     SECURITY DESCRIPTION              SHARES (NOTE 4)
         -------------------------------------------------------------
         COMMON STOCKS -- 98.2%
         ADVERTISING AGENCIES -- 0.0%
           MDC Partners, Inc., Class A................   626  $ 12,958
           Tremor Video, Inc.+........................   521     1,225
                                                              --------
                                                                14,183
                                                              --------
         ADVERTISING SERVICES -- 0.0%
           Marchex, Inc., Class B.....................   485     1,858
           Marin Software, Inc.+......................   389     3,482
           Millennial Media, Inc.+.................... 1,110     2,275
           Sizmek, Inc.+..............................   326     1,868
                                                              --------
                                                                 9,483
                                                              --------
         AEROSPACE/DEFENSE -- 0.3%
           Aerovironment, Inc.+.......................   280     8,582
           Cubic Corp.................................   304    14,665
           Esterline Technologies Corp.+..............   468    54,808
           Kratos Defense & Security Solutions, Inc.+.   659     4,593
           National Presto Industries, Inc............    72     4,540
           Teledyne Technologies, Inc.+...............   554    57,411
                                                              --------
                                                               144,599
                                                              --------
         AEROSPACE/DEFENSE-EQUIPMENT -- 0.5%
           AAR Corp...................................   583    15,450
           Astronics Corp.+...........................   277    14,351
           Astronics Corp., Class B+..................    47     2,430
           Curtiss-Wright Corp........................   710    49,139
           Ducommun, Inc.+............................   159     4,199
           Erickson, Inc.+............................    89     1,250
           GenCorp, Inc.+.............................   881    14,942
           HEICO Corp.................................   981    53,209
           Kaman Corp.................................   403    17,353
           LMI Aerospace, Inc.+.......................   158     2,082
           Moog, Inc., Class A+.......................   656    50,210
           Orbital Sciences Corp.+....................   892    23,460
           SIFCO Industries, Inc......................    37     1,259
                                                              --------
                                                               249,334
                                                              --------
         AGRICULTURAL BIOTECH -- 0.0%
           Marrone Bio Innovations, Inc.+.............   204       534
                                                              --------
         AGRICULTURAL CHEMICALS -- 0.0%
           Intrepid Potash, Inc.+.....................   822    11,056
           Rentech, Inc.+............................. 3,356     5,336
                                                              --------
                                                                16,392
                                                              --------
         AGRICULTURAL OPERATIONS -- 0.1%
           Alico, Inc.................................    43     1,587
           Andersons, Inc.............................   416    26,512
           Limoneira Co...............................   166     4,259
           Tejon Ranch Co.+...........................   200     6,036
                                                              --------
                                                                38,394
                                                              --------
         AIRLINES -- 0.2%
           Allegiant Travel Co........................   204    27,228
           Hawaiian Holdings, Inc.+...................   664    11,514
           JetBlue Airways Corp.+..................... 3,663    42,271
           Republic Airways Holdings, Inc.+...........   733     9,177
           SkyWest, Inc...............................   753     8,674
                                                              --------
                                                                98,864
                                                              --------
         APPAREL MANUFACTURERS -- 0.6%
           Columbia Sportswear Co.....................   406    15,647

                                                                 VALUE
                     SECURITY DESCRIPTION                SHARES (NOTE 4)
        ----------------------------------------------------------------
        APPAREL MANUFACTURERS (CONTINUED)
          G-III Apparel Group, Ltd.+....................    282 $ 22,377
          Oxford Industries, Inc........................    215   13,169
          Quiksilver, Inc.+.............................  2,001    3,502
          Sequential Brands Group, Inc.+................    248    3,110
          Superior Uniform Group, Inc................... 10,030  240,720
          Vince Holding Corp.+..........................    164    5,748
                                                                --------
                                                                 304,273
                                                                --------
        APPLIANCES -- 0.0%
          iRobot Corp.+.................................    434   15,502
                                                                --------
        APPLICATIONS SOFTWARE -- 0.6%
          Actuate Corp.+................................    679    2,913
          Callidus Software, Inc.+......................    678    9,553
          Compuware Corp................................  3,237   32,856
          Constant Contact, Inc.+.......................    463   16,372
          Cvent, Inc.+..................................    265    6,874
          Dealertrack Technologies, Inc.+...............    789   37,122
          Demandware, Inc.+.............................    442   26,498
          Ebix, Inc.....................................    451    6,652
          Epiq Systems, Inc.............................    458    7,346
          Five9, Inc.+..................................    180      792
          Imperva, Inc.+................................    325   13,315
          inContact, Inc.+..............................    896    7,974
          Infoblox, Inc.+...............................    794   12,815
          Jive Software, Inc.+..........................    627    3,831
          Park City Group, Inc.+........................    141    1,187
          Paycom Software, Inc.+........................     96    1,704
          PDF Solutions, Inc.+..........................    450    5,837
          Progress Software Corp.+......................    757   19,606
          RealPage, Inc.+...............................    764   15,181
          Tangoe, Inc.+.................................    570    8,362
          Verint Systems, Inc.+.........................    881   50,649
                                                                --------
                                                                 287,439
                                                                --------
        ATHLETIC EQUIPMENT -- 0.5%
          Black Diamond, Inc.+..........................    334    2,592
          Nautilus, Inc.+............................... 18,909  253,002
                                                                --------
                                                                 255,594
                                                                --------
        AUCTION HOUSE/ART DEALERS -- 0.1%
          Sotheby's.....................................    897   35,575
                                                                --------
        AUDIO/VIDEO PRODUCTS -- 0.7%
          Daktronics, Inc...............................    557    7,414
          DTS, Inc.+....................................  9,782  291,308
          Skullcandy, Inc.+.............................    293    2,444
          TiVo, Inc.+...................................  1,692   22,080
          Universal Electronics, Inc.+..................    234   13,312
          VOXX International Corp.+.....................    287    2,448
                                                                --------
                                                                 339,006
                                                                --------
        AUTO REPAIR CENTERS -- 0.1%
          Monro Muffler Brake, Inc......................    465   24,850
                                                                --------
        AUTO-TRUCK TRAILERS -- 0.0%
          Wabash National Corp.+........................  1,015   10,455
                                                                --------
        AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 1.0%
          Accuride Corp.+...............................    566    2,728
          American Axle & Manufacturing Holdings, Inc.+.    996   19,253
          Cooper-Standard Holding, Inc.+................    201   10,970
          Dana Holding Corp.............................  2,310   47,263

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2014 -- (CONTINUED)

                                                                  VALUE
                     SECURITY DESCRIPTION                 SHARES (NOTE 4)
       ------------------------------------------------------------------
       COMMON STOCKS (CONTINUED)
       AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (CONTINUED)
         Federal-Mogul Holdings Corp.+...................    424 $  6,619
         Fuel Systems Solutions, Inc.+...................    208    1,920
         Gentherm, Inc.+.................................    519   21,642
         Meritor, Inc.+..................................  1,442   16,568
         Miller Industries, Inc..........................    167    3,301
         Modine Manufacturing Co.+.......................    702    9,007
         Spartan Motors, Inc.............................    507    2,885
         Strattec Security Corp..........................  2,951  306,078
         Superior Industries International, Inc..........    349    6,809
         Tenneco, Inc.+..................................    897   46,967
         Titan International, Inc........................    648    6,843
         Tower International, Inc.+......................    303    7,363
                                                                 --------
                                                                  516,216
                                                                 --------
       AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT -- 1.0%
         Commercial Vehicle Group, Inc.+................. 23,981  157,076
         Dorman Products, Inc.+..........................    399   18,498
         Douglas Dynamics, Inc...........................    328    6,799
         Motorcar Parts of America, Inc.+................  9,822  285,231
         Remy International, Inc.........................    210    3,881
         Standard Motor Products, Inc....................    291   11,500
                                                                 --------
                                                                  482,985
                                                                 --------
       B2B/E-COMMERCE -- 0.0%
         Covisint Corp.+.................................    563    1,627
         ePlus, Inc.+....................................     76    4,641
         Global Sources, Ltd.+...........................    224    1,642
         TechTarget, Inc.+...............................    244    2,328
                                                                 --------
                                                                   10,238
                                                                 --------
       BANKS-COMMERCIAL -- 5.8%
         1st Source Corp.................................    222    6,946
         1st United Bancorp, Inc.........................    436    3,859
         American National Bankshares, Inc...............    117    2,831
         Ameris Bancorp..................................    372    9,226
         Ames National Corp..............................    122    3,026
         Arrow Financial Corp............................    162    4,437
         BancFirst Corp..................................    106    6,890
         Bancorp, Inc.+..................................    487    4,607
         BancorpSouth, Inc...............................  1,416   32,610
         Bank of Kentucky Financial Corp.................     92    4,316
         Bank of Marin Bancorp...........................     87    4,343
         Bank of the Ozarks, Inc.........................  1,174   41,372
         Banner Corp.....................................    289   12,491
         BBCN Bancorp, Inc...............................  1,172   16,572
         BNC Bancorp.....................................    293    4,984
         Bridge Bancorp, Inc.............................    172    4,517
         Bridge Capital Holdings+........................    144    3,473
         Bryn Mawr Bank Corp............................. 10,571  325,904
         Camden National Corp............................    109    4,459
         Capital Bank Financial Corp., Class A+..........    357    9,243
         Capital City Bank Group, Inc....................    156    2,357
         Cardinal Financial Corp.........................    472    9,062
         Cascade Bancorp+................................    457    2,335
         Cass Information Systems, Inc...................    170    8,082
         Cathay General Bancorp..........................  1,174   31,005
         Centerstate Banks, Inc..........................    523    6,088
         Central Pacific Financial Corp..................    253    4,782
         Century Bancorp, Inc., Class A..................     51    1,937
         Chemical Financial Corp.........................    483   14,384

                                                              VALUE
                     SECURITY DESCRIPTION             SHARES (NOTE 4)
          -----------------------------------------------------------
          BANKS-COMMERCIAL (CONTINUED)
            Citizens & Northern Corp.................   183  $  3,642
            City Holding Co..........................   231    10,393
            CNB Financial Corp.......................   213     3,857
            CoBiz Financial, Inc.....................   528     6,347
            Columbia Banking System, Inc.............   776    21,557
            Community Bank System, Inc...............   601    22,928
            Community Trust Bancorp, Inc.............   231     8,304
            CommunityOne Bancorp+....................   170     1,809
            ConnectOne Bancorp, Inc..................   333     6,160
            CU Bancorp+..............................   148     2,923
            Customers Bancorp, Inc.+.................   376     7,182
            CVB Financial Corp....................... 1,561    24,633
            Eagle Bancorp, Inc.+..................... 7,495   269,295
            Enterprise Bancorp, Inc..................   111     2,612
            Enterprise Financial Services Corp.......   291     5,485
            Fidelity Southern Corp...................   243     3,730
            Financial Institutions, Inc..............   204     5,129
            First BanCorp+........................... 1,535     7,997
            First Bancorp............................   289     5,237
            First Bancorp, Inc.......................   141     2,494
            First Busey Corp......................... 1,068     6,675
            First Business Financial Services, Inc...    58     2,722
            First Citizens BancShares, Inc., Class A.   111    27,884
            First Commonwealth Financial Corp........ 1,385    12,950
            First Community Bancshares, Inc..........   240     3,929
            First Connecticut Bancorp, Inc...........   238     3,722
            First Financial Bancorp..................   851    14,927
            First Financial Bankshares, Inc..........   945    30,032
            First Financial Corp.....................   170     5,896
            First Interstate BancSystem, Inc.........   268     7,863
            First Merchants Corp.....................   530    12,004
            First Midwest Bancorp, Inc............... 1,110    18,637
            First NBC Bank Holding Co.+..............   220     8,081
            First of Long Island Corp................   178     4,688
            FirstMerit Corp.......................... 2,438    44,737
            FNB Corp................................. 2,452    31,361
            Franklin Financial Corp.+................   143     2,969
            German American Bancorp, Inc.............   196     5,854
            Glacier Bancorp, Inc..................... 1,098    31,502
            Great Southern Bancorp, Inc..............   153     5,815
            Guaranty Bancorp.........................   217     3,422
            Hampton Roads Bankshares, Inc.+..........   501       872
            Hancock Holding Co....................... 1,213    42,685
            Hanmi Financial Corp.....................   469    10,060
            Heartland Financial USA, Inc.............   231     6,145
            Heritage Commerce Corp...................   307     2,671
            Heritage Financial Corp..................   445     7,810
            Heritage Oaks Bancorp....................   332     2,613
            Home BancShares, Inc.....................   798    25,472
            Horizon Bancorp..........................   135     3,472
            Hudson Valley Holding Corp...............   218     4,957
            Iberiabank Corp..........................   463    31,882
            Independent Bank Corp....................   353    14,402
            Independent Bank Corp....................   337     4,068
            International Bancshares Corp............   801    22,724
            Lakeland Bancorp, Inc....................   559     6,143
            Lakeland Financial Corp..................   244    10,111
            Macatawa Bank Corp.......................   385     2,006
            MainSource Financial Group, Inc..........   300     5,457
            MB Financial, Inc........................ 1,010    31,865

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2014 -- (CONTINUED)

                                                             VALUE
                     SECURITY DESCRIPTION            SHARES (NOTE 4)
            --------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            BANKS-COMMERCIAL (CONTINUED)
              Mercantile Bank Corp..................    247 $  4,873
              Merchants Bancshares, Inc.............     76    2,264
              Metro Bancorp, Inc.+..................    209    5,233
              MidSouth Bancorp, Inc.................    122    2,311
              MidWestOne Financial Group, Inc.......    103    2,748
              National Bankshares, Inc..............    103    3,225
              National Penn Bancshares, Inc.........  1,732   17,822
              NBT Bancorp, Inc......................    646   16,589
              NewBridge Bancorp+....................    495    4,401
              Northrim BanCorp, Inc.................    101    2,919
              OFG Bancorp...........................    662   10,307
              Old Line Bancshares, Inc..............    123    1,966
              Old National Bancorp..................  1,690   24,589
              OmniAmerican Bancorp, Inc.............    170    4,597
              Opus Bank+............................     76    1,999
              Pacific Continental Corp..............    266    3,836
              Palmetto Bancshares, Inc..............     65    1,080
              Park National Corp....................    189   15,946
              Park Sterling Corp....................    656    5,025
              Peapack Gladstone Financial Corp......    177    3,230
              Penns Woods Bancorp, Inc..............     71    3,446
              Peoples Bancorp, Inc..................    160    3,944
              Peoples Financial Services Corp.......    111    5,569
              Pinnacle Financial Partners, Inc......    524   20,541
              Preferred Bank+....................... 10,022  266,385
              PrivateBancorp, Inc...................  1,055   34,098
              Prosperity Bancshares, Inc............  1,028   62,081
              Renasant Corp.........................    465   14,020
              Republic Bancorp, Inc., Class A.......    147    3,565
              Republic First Bancorp, Inc.+.........    455    1,806
              S&T Bancorp, Inc......................    437   12,057
              Sandy Spring Bancorp, Inc.............    369    9,520
              Seacoast Banking Corp. of Florida+....    285    3,637
              ServisFirst Bancshares, Inc...........     28      826
              Sierra Bancorp........................    178    3,054
              Simmons First National Corp., Class A.    240   10,078
              South State Corp......................    356   21,470
              Southside Bancshares, Inc.............    277    9,302
              Southwest Bancorp, Inc................ 14,371  259,109
              Square 1 Financial, Inc., Class A+....    102    2,029
              State Bank Financial Corp.............    474    8,494
              Stock Yards Bancorp, Inc..............    217    7,222
              Stonegate Bank........................    146    3,970
              Suffolk Bancorp.......................    171    3,926
              Sun Bancorp, Inc./NJ+.................    125    2,525
              Susquehanna Bancshares, Inc...........  2,765   27,125
              Talmer Bancorp, Inc., Class A.........    263    3,677
              Texas Capital Bancshares, Inc.+.......    634   38,769
              Tompkins Financial Corp...............    218   10,944
              Towne Bank............................    433    6,564
              TriCo Bancshares......................    238    6,259
              TriState Capital Holdings, Inc.+......    325    3,169
              TrustCo Bank Corp.....................  1,398   10,205
              Trustmark Corp........................    994   24,184
              UMB Financial Corp....................    555   33,067
              Umpqua Holdings Corp..................  2,454   43,190
              Union Bankshares Corp.................    681   15,309
              United Bankshares, Inc................  1,018   34,897
              United Community Banks, Inc...........    736   13,270

                                                                VALUE
                    SECURITY DESCRIPTION               SHARES  (NOTE 4)
       -----------------------------------------------------------------
       BANKS-COMMERCIAL (CONTINUED)
         Univest Corp. of Pennsylvania................    238 $    4,884
         Valley National Bancorp......................  2,956     29,501
         ViewPoint Financial Group, Inc...............    588     16,035
         Washington Trust Bancorp, Inc................    216      8,288
         Webster Financial Corp.......................  1,330     41,682
         WesBanco, Inc................................    387     13,336
         West Bancorporation, Inc.....................    235      3,896
         Westamerica Bancorporation...................    388     19,144
         Western Alliance Bancorp+....................  1,112     29,601
         Wilshire Bancorp, Inc........................  1,034     10,237
         Wintrust Financial Corp......................    685     31,729
         Yadkin Financial Corp.+......................    299      5,804
                                                              ----------
                                                               2,921,337
                                                              ----------
       BANKS-FIDUCIARY -- 0.0%
         Boston Private Financial Holdings, Inc.......  1,180     15,517
                                                              ----------
       BANKS-MORTGAGE -- 0.0%
         Walker & Dunlop, Inc.+.......................    273      4,398
                                                              ----------
       BANKS-SUPER REGIONAL -- 0.0%
         Independent Bank Group, Inc..................    134      5,988
                                                              ----------
       BATTERIES/BATTERY SYSTEMS -- 0.1%
         EnerSys......................................    691     43,395
                                                              ----------
       BEVERAGES-NON-ALCOHOLIC -- 0.5%
         Coca-Cola Bottling Co. Consolidated..........     69      6,240
         National Beverage Corp.+.....................    168      4,220
         Primo Water Corp.+........................... 60,059    254,050
                                                              ----------
                                                                 264,510
                                                              ----------
       BICYCLE MANUFACTURING -- 0.0%
         Fox Factory Holding Corp.+...................    166      2,812
                                                              ----------
       BREWERY -- 0.4%
         Boston Beer Co., Inc., Class A+..............    123     30,627
         Craft Brew Alliance, Inc.+................... 13,496    187,325
                                                              ----------
                                                                 217,952
                                                              ----------
       BROADCAST SERVICES/PROGRAM -- 0.1%
         Crown Media Holdings, Inc., Class A+.........    511      1,783
         Hemisphere Media Group, Inc.+................    123      1,575
         Nexstar Broadcasting Group, Inc., Class A....    452     20,394
         World Wrestling Entertainment, Inc., Class A.    438      5,409
                                                              ----------
                                                                  29,161
                                                              ----------
       BUILDING & CONSTRUCTION PRODUCTS-MISC. -- 0.3%
         Builders FirstSource, Inc.+..................    672      3,985
         Drew Industries, Inc.........................    348     16,725
         Gibraltar Industries, Inc.+..................    454      6,923
         Louisiana-Pacific Corp.+.....................  2,080     30,368
         NCI Building Systems, Inc.+..................    413      8,206
         Nortek, Inc.+................................    134     11,160
         Patrick Industries, Inc.+....................    120      5,126
         Ply Gem Holdings, Inc.+......................    314      3,564
         Quanex Building Products Corp................    552     11,051
         Simpson Manufacturing Co., Inc...............    609     20,146
         Stock Building Supply Holdings, Inc.+........    214      3,358
         Trex Co., Inc.+..............................    495     21,285
                                                              ----------
                                                                 141,897
                                                              ----------

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2014 -- (CONTINUED)

                                                              VALUE
                     SECURITY DESCRIPTION             SHARES (NOTE 4)
           ----------------------------------------------------------
           COMMON STOCKS (CONTINUED)
           BUILDING & CONSTRUCTION-MISC. -- 0.1%
             Aegion Corp.+...........................    559 $ 10,241
             Comfort Systems USA, Inc................    555    8,525
             Dycom Industries, Inc.+.................    500   15,695
             Layne Christensen Co.+..................    292    2,102
             MYR Group, Inc.+........................    314    8,145
                                                             --------
                                                               44,708
                                                             --------
           BUILDING PRODUCTS-AIR & HEATING -- 0.0%
             AAON, Inc...............................    622   12,222
                                                             --------
           BUILDING PRODUCTS-CEMENT -- 0.0%
             Continental Building Products, Inc.+....    173    2,550
             Headwaters, Inc.+.......................  1,083   13,754
             Martin Marietta Materials, Inc..........      1      117
             US Concrete, Inc.+......................    209    5,162
                                                             --------
                                                               21,583
                                                             --------
           BUILDING PRODUCTS-DOORS & WINDOWS -- 0.1%
             Apogee Enterprises, Inc.................    429   18,833
             Griffon Corp............................    587    7,214
             Masonite International Corp.+...........    433   23,408
             PGT, Inc.+..............................    695    6,537
                                                             --------
                                                               55,992
                                                             --------
           BUILDING PRODUCTS-LIGHT FIXTURES -- 0.0%
             LSI Industries, Inc.....................    318    2,277
                                                             --------
           BUILDING PRODUCTS-WOOD -- 0.1%
             Boise Cascade Co.+......................    580   20,915
             Universal Forest Products, Inc..........    295   14,741
                                                             --------
                                                               35,656
                                                             --------
           BUILDING-HEAVY CONSTRUCTION -- 0.1%
             Granite Construction, Inc...............    576   21,260
             MasTec, Inc.+...........................    964   27,609
             Orion Marine Group, Inc.+...............    404    4,428
             Sterling Construction Co., Inc.+........    276    2,434
             Tutor Perini Corp.+.....................    549   15,378
                                                             --------
                                                               71,109
                                                             --------
           BUILDING-MAINTENANCE & SERVICES -- 0.1%
             ABM Industries, Inc.....................    823   22,748
                                                             --------
           BUILDING-MOBILE HOME/MANUFACTURED HOUSING -- 0.5%
             Cavco Industries, Inc.+.................  3,600  262,332
             Winnebago Industries, Inc.+.............    401    8,505
                                                             --------
                                                              270,837
                                                             --------
           BUILDING-RESIDENTIAL/COMMERCIAL -- 0.9%
             AV Homes, Inc.+.........................    166    2,488
             Beazer Homes USA, Inc.+.................    393    7,047
             Hovnanian Enterprises, Inc., Class A+...  1,720    6,467
             Installed Building Products, Inc.+...... 19,597  284,352
             KB Home.................................  1,234   19,423
             LGI Homes, Inc.+........................    210    4,078
             M/I Homes, Inc.+........................    360    7,754
             MDC Holdings, Inc.......................    575   14,042
             Meritage Homes Corp.+...................    576   21,191
             New Home Co., Inc.+.....................    122    1,851
             Ryland Group, Inc.......................    691   24,745
             Standard Pacific Corp.+.................  2,133   15,784
             TRI Pointe Homes, Inc.+.................  2,159   29,557

                                                               VALUE
                     SECURITY DESCRIPTION              SHARES (NOTE 4)
          ------------------------------------------------------------
          BUILDING-RESIDENTIAL/COMMERCIAL (CONTINUED)
            UCP, Inc., Class A+.......................   116  $  1,588
            WCI Communities, Inc.+....................   173     3,246
            William Lyon Homes, Class A+..............   258     6,104
                                                              --------
                                                               449,717
                                                              --------
          CAPACITORS -- 0.0%
            Kemet Corp.+..............................   668     3,206
                                                              --------
          CASINO HOTELS -- 0.1%
            Boyd Gaming Corp.+........................ 1,142    13,190
            Caesars Entertainment Corp.+..............   755     9,203
            Monarch Casino & Resort, Inc.+............   140     2,278
                                                              --------
                                                                24,671
                                                              --------
          CASINO SERVICES -- 0.1%
            Multimedia Games Holding Co., Inc.+.......   436    15,216
            Scientific Games Corp., Class A+..........   746     8,781
                                                              --------
                                                                23,997
                                                              --------
          CELLULAR TELECOM -- 0.0%
            Comverse, Inc.+...........................   330     7,194
            Leap Wireless CVR+(1)(3)..................   881         0
            NTELOS Holdings Corp......................   250     2,520
            Vringo, Inc.+............................. 1,052     1,084
                                                              --------
                                                                10,798
                                                              --------
          CHEMICALS-DIVERSIFIED -- 0.3%
            Aceto Corp................................   423     9,619
            Axiall Corp............................... 1,030    41,509
            Innophos Holdings, Inc....................   324    18,468
            Innospec, Inc.............................   359    14,493
            Koppers Holdings, Inc.....................   301    11,884
            Olin Corp................................. 1,164    28,215
                                                              --------
                                                               124,188
                                                              --------
          CHEMICALS-OTHER -- 0.0%
            American Vanguard Corp....................   423     4,881
            Taminco Corp.+............................   420    10,874
                                                              --------
                                                                15,755
                                                              --------
          CHEMICALS-PLASTICS -- 0.1%
            A. Schulman, Inc..........................   430    15,226
            Landec Corp.+.............................   394     4,961
            PolyOne Corp.............................. 1,387    51,333
                                                              --------
                                                                71,520
                                                              --------
          CHEMICALS-SPECIALTY -- 0.6%
            Balchem Corp..............................   448    28,986
            Calgon Carbon Corp.+......................   785    16,508
            Chemtura Corp.+........................... 1,334    31,069
            Ferro Corp.+.............................. 1,056    13,855
            H.B. Fuller Co............................   738    30,974
            Hawkins, Inc..............................   157     6,046
            KMG Chemicals, Inc........................   141     2,496
            Kraton Performance Polymers, Inc.+........   483     8,641
            Minerals Technologies, Inc................   507    38,892
            Oil-Dri Corp. of America..................    72     2,173
            OM Group, Inc.............................   473    12,312
            OMNOVA Solutions, Inc.+...................   698     4,907
            Quaker Chemical Corp......................   195    16,006
            Sensient Technologies Corp................   729    43,142
            Stepan Co.................................   283    12,531
            Tronox, Ltd., Class A.....................   905    21,883

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2014 -- (CONTINUED)

                                                            VALUE
                     SECURITY DESCRIPTION           SHARES (NOTE 4)
            -------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            CHEMICALS-SPECIALTY (CONTINUED)
              Zep, Inc.............................   338  $  5,428
                                                           --------
                                                            295,849
                                                           --------
            CIRCUIT BOARDS -- 0.0%
              Multi-Fineline Electronix, Inc.+.....   132     1,340
              Park Electrochemical Corp............   308     7,946
              TTM Technologies, Inc.+..............   797     5,507
                                                           --------
                                                             14,793
                                                           --------
            COAL -- 0.1%
              Alpha Natural Resources, Inc.+....... 3,261     6,392
              Arch Coal, Inc....................... 3,127     6,754
              Cloud Peak Energy, Inc.+.............   897    10,737
              Hallador Energy Co...................   152     1,824
              SunCoke Energy, Inc.+................ 1,028    24,569
              Walter Energy, Inc...................   970     2,338
              Westmoreland Coal Co.+...............   221     8,082
                                                           --------
                                                             60,696
                                                           --------
            COATINGS/PAINT -- 0.0%
              Kronos Worldwide, Inc................   309     4,153
                                                           --------
            COFFEE -- 0.5%
              Farmer Bros. Co.+.................... 8,461   246,723
                                                           --------
            COMMERCIAL SERVICES -- 0.3%
              Care.com, Inc.+......................    96       797
              Collectors Universe, Inc.............   102     2,509
              Healthcare Services Group, Inc....... 1,035    30,822
              HMS Holdings Corp.+.................. 1,292    30,013
              Medifast, Inc.+......................   193     6,126
              National Research Corp., Class A+....   148     2,352
              Performant Financial Corp.+..........   439     3,789
              PHH Corp.+...........................   845    20,018
              Providence Service Corp.+............   169     7,466
              RPX Corp.+...........................   781    10,973
              ServiceSource International, Inc.+... 1,008     3,851
              SFX Entertainment, Inc.+.............   650     3,341
              SP Plus Corp.+.......................   227     4,953
              Team, Inc.+..........................   302    12,726
              Weight Watchers International, Inc.+.   408    10,628
                                                           --------
                                                            150,364
                                                           --------
            COMMERCIAL SERVICES-FINANCE -- 0.4%
              Cardtronics, Inc.+...................   655    25,145
              CBIZ, Inc.+..........................   612     5,649
              Euronet Worldwide, Inc.+.............   751    40,306
              EVERTEC, Inc.........................   969    21,996
              Global Cash Access Holdings, Inc.+...   969     7,064
              Green Dot Corp., Class A+............   458    10,946
              Heartland Payment Systems, Inc.......   529    27,323
              Liberty Tax, Inc.+...................    56     2,122
              MoneyGram International, Inc.+.......   430     3,698
              PRGX Global, Inc.+...................   408     2,158
              Tree.com, Inc.+......................    94     3,477
              WEX, Inc.+...........................   571    64,843
              Xoom Corp.+..........................   455     6,871
                                                           --------
                                                            221,598
                                                           --------
            COMMUNICATIONS SOFTWARE -- 0.0%
              Audience, Inc.+......................   206       768

                                                              VALUE
                     SECURITY DESCRIPTION             SHARES (NOTE 4)
          -----------------------------------------------------------
          COMMUNICATIONS SOFTWARE (CONTINUED)
            BroadSoft, Inc.+.........................    422 $  9,664
            Digi International, Inc.+................    375    3,105
            Mavenir Systems, Inc.+...................    170    2,084
            Seachange International, Inc.+...........    485    3,279
                                                             --------
                                                               18,900
                                                             --------
          COMPUTER AIDED DESIGN -- 0.1%
            Aspen Technology, Inc.+..................  1,357   50,114
                                                             --------
          COMPUTER DATA SECURITY -- 0.6%
            A10 Networks, Inc.+......................    188      827
            Qualys, Inc.+............................  9,787  313,967
            Varonis Systems, Inc.+...................     78    1,520
                                                             --------
                                                              316,314
                                                             --------
          COMPUTER GRAPHICS -- 0.0%
            Monotype Imaging Holdings, Inc...........    583   16,680
                                                             --------
          COMPUTER SERVICES -- 0.8%
            Barracuda Networks, Inc.+................    116    3,730
            CACI International, Inc., Class A+.......    346   28,472
            Carbonite, Inc.+.........................    262    2,866
            Ciber, Inc.+.............................  1,143    3,738
            Computer Task Group, Inc.................    223    1,962
            Convergys Corp...........................  1,496   30,174
            Engility Holdings, Inc.+.................    258   11,146
            EPAM Systems, Inc.+......................    525   25,064
            ExlService Holdings, Inc.+...............    482   13,491
            FleetMatics Group PLC+...................    550   20,427
            iGATE Corp.+.............................    542   20,081
            Insight Enterprises, Inc.+...............    603   13,718
            KEYW Holding Corp.+......................    482    4,892
            LivePerson, Inc.+........................    799   11,506
            Luxoft Holding, Inc.+....................    115    4,599
            Manhattan Associates, Inc.+..............  1,117   44,803
            MAXIMUS, Inc.............................    998   48,363
            Science Applications International Corp..    620   30,324
            Sykes Enterprises, Inc.+.................    580   12,493
            Syntel, Inc.+............................    229   19,834
            TeleTech Holdings, Inc.+.................    259    6,685
            Unisys Corp.+............................    753   19,307
            Virtusa Corp.+...........................    383   15,695
                                                             --------
                                                              393,370
                                                             --------
          COMPUTER SOFTWARE -- 0.8%
            AVG Technologies NV+.....................    513    9,193
            Blackbaud, Inc...........................    681   30,305
            Cornerstone OnDemand, Inc.+..............    783   28,399
            Envestnet, Inc.+.........................    501   22,254
            Guidance Software, Inc.+.................    263    1,770
            Simulations Plus, Inc.................... 39,590  251,001
            SS&C Technologies Holdings, Inc.+........  1,004   48,513
                                                             --------
                                                              391,435
                                                             --------
          COMPUTERS -- 0.0%
            Silicon Graphics International Corp.+....    510    4,427
                                                             --------
          COMPUTERS-INTEGRATED SYSTEMS -- 0.2%
            Agilysys, Inc.+..........................    216    2,441
            Cray, Inc.+..............................    599   20,761
            Maxwell Technologies, Inc.+..............    441    5,142
            Mercury Systems, Inc.+...................    489    6,836
            MTS Systems Corp.........................    224   14,786
            NetScout Systems, Inc.+..................    536   19,757

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2014 -- (CONTINUED)

                                                             VALUE
                    SECURITY DESCRIPTION            SHARES  (NOTE 4)
          -----------------------------------------------------------
          COMMON STOCKS (CONTINUED)
          COMPUTERS-INTEGRATED SYSTEMS (CONTINUED)
            Silver Spring Networks, Inc.+..........    517 $    4,953
            Super Micro Computer, Inc.+............    508     16,236
                                                           ----------
                                                               90,912
                                                           ----------
          COMPUTERS-MEMORY DEVICES -- 0.1%
            Datalink Corp.+........................    290      3,668
            Dot Hill Systems Corp.+................    883      3,488
            Nimble Storage, Inc.+..................    136      3,721
            Quantum Corp.+.........................  3,234      4,139
            Spansion, Inc., Class A+...............    889     18,296
            Violin Memory, Inc.+...................  1,182      5,721
                                                           ----------
                                                               39,033
                                                           ----------
          COMPUTERS-PERIPHERY EQUIPMENT -- 0.1%
            Electronics for Imaging, Inc.+.........    686     31,364
            Immersion Corp.+.......................    417      3,511
            Synaptics, Inc.+.......................    530     36,268
                                                           ----------
                                                               71,143
                                                           ----------
          COMPUTERS-VOICE RECOGNITION -- 0.0%
            Vocera Communications, Inc.+...........    332      3,436
                                                           ----------
          CONSULTING SERVICES -- 2.4%
            Advisory Board Co.+....................    540     28,982
            Civeo Corp.............................  1,386     16,895
            Corporate Executive Board Co...........    499     36,776
            CRA International, Inc.+............... 10,373    311,190
            Forrester Research, Inc................    161      6,485
            Franklin Covey Co.+.................... 13,222    259,284
            FTI Consulting, Inc.+..................    601     24,268
            Hackett Group, Inc.....................    370      2,594
            Hill International, Inc.+.............. 65,281    253,290
            Huron Consulting Group, Inc.+..........    348     24,224
            ICF International, Inc.+...............    294     10,684
            Information Services Group, Inc.+...... 52,672    222,803
            Navigant Consulting, Inc.+.............    725     11,158
            Pendrell Corp.+........................  2,418      4,038
                                                           ----------
                                                            1,212,671
                                                           ----------
          CONSUMER PRODUCTS-MISC. -- 0.1%
            Central Garden and Pet Co., Class A+...    636      5,463
            CSS Industries, Inc....................    137      3,913
            Helen of Troy, Ltd.+...................    421     26,039
            Tumi Holdings, Inc.+...................    746     15,495
            WD-40 Co...............................    220     16,867
                                                           ----------
                                                               67,777
                                                           ----------
          CONTAINERS-PAPER/PLASTIC -- 0.2%
            AEP Industries, Inc.+..................     59      2,713
            Berry Plastics Group, Inc.+............  1,325     34,477
            Graphic Packaging Holding Co.+.........  4,818     58,442
            UFP Technologies, Inc.+................     89      1,960
                                                           ----------
                                                               97,592
                                                           ----------
          COSMETICS & TOILETRIES -- 0.0%
            Elizabeth Arden, Inc.+.................    381      6,249
            Inter Parfums, Inc.....................    245      6,958
            Revlon, Inc., Class A+.................    168      5,762
                                                           ----------
                                                               18,969
                                                           ----------

                                                             VALUE
                     SECURITY DESCRIPTION            SHARES (NOTE 4)
            --------------------------------------------------------
            DATA PROCESSING/MANAGEMENT -- 0.2%
              Acxiom Corp.+......................... 1,135  $ 21,383
              Amber Road, Inc.+.....................   133     1,776
              CommVault Systems, Inc.+..............   696    30,861
              CSG Systems International, Inc........   503    13,335
              Fair Isaac Corp.......................   474    29,530
              Kofax, Ltd.+.......................... 1,095     6,953
              Pegasystems, Inc......................   523    11,333
                                                            --------
                                                             115,171
                                                            --------
            DECISION SUPPORT SOFTWARE -- 0.3%
              Castlight Health, Inc., Class B+......   191     2,389
              Interactive Intelligence Group, Inc.+.   248    11,969
              QAD, Inc., Class A.................... 5,972   128,458
                                                            --------
                                                             142,816
                                                            --------
            DIAGNOSTIC EQUIPMENT -- 0.2%
              Accelerate Diagnostics, Inc.+.........   334     7,254
              Affymetrix, Inc.+..................... 1,073     9,668
              BioTelemetry, Inc.+...................   390     3,272
              Cepheid+.............................. 1,028    54,494
              GenMark Diagnostics, Inc.+............   614     7,000
              Oxford Immunotec Global PLC+..........   191     2,949
                                                            --------
                                                              84,637
                                                            --------
            DIAGNOSTIC KITS -- 0.1%
              Meridian Bioscience, Inc..............   613    11,365
              OraSure Technologies, Inc.+...........   824     7,375
              Quidel Corp.+.........................   421    12,019
                                                            --------
                                                              30,759
                                                            --------
            DIRECT MARKETING -- 0.0%
              Harte-Hanks, Inc......................   725     4,720
              ValueVision Media, Inc., Class A+.....   629     3,560
                                                            --------
                                                               8,280
                                                            --------
            DISPOSABLE MEDICAL PRODUCTS -- 0.1%
              ICU Medical, Inc.+....................   198    14,038
              Merit Medical Systems, Inc.+..........   634     9,605
              Utah Medical Products, Inc............    55     3,124
                                                            --------
                                                              26,767
                                                            --------
            DISTRIBUTION/WHOLESALE -- 0.5%
              Beacon Roofing Supply, Inc.+..........   727    20,116
              Core-Mark Holding Co., Inc............   339    19,672
              H&E Equipment Services, Inc...........   461    17,237
              Houston Wire & Cable Co...............   262     3,553
              MWI Veterinary Supply, Inc.+..........   190    32,234
              Owens & Minor, Inc....................   931    31,021
              Pool Corp.............................   664    39,641
              Rentrak Corp.+........................   146    11,223
              ScanSource, Inc.+.....................   420    16,036
              Speed Commerce, Inc.+.................   719     2,135
              Titan Machinery, Inc.+................   255     3,509
              United Stationers, Inc................   580    24,227
              Watsco, Inc...........................   380    38,615
                                                            --------
                                                             259,219
                                                            --------
            DIVERSIFIED FINANCIAL SERVICES -- 0.0%
              Ladder Capital Corp., Class A+........   225     4,273
                                                            --------

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2014 -- (CONTINUED)

                                                                  VALUE
                     SECURITY DESCRIPTION                 SHARES (NOTE 4)
      -------------------------------------------------------------------
      COMMON STOCKS (CONTINUED)
      DIVERSIFIED MANUFACTURING OPERATIONS -- 0.5%
        Actuant Corp., Class A...........................  1,046 $ 33,148
        ARC Group Worldwide, Inc.+.......................     45      614
        AZZ, Inc.........................................    377   17,628
        Barnes Group, Inc................................    798   29,175
        Blount International, Inc.+......................    728   11,146
        Chase Corp.......................................     99    3,551
        EnPro Industries, Inc.+..........................    335   21,618
        Fabrinet+........................................    517    9,415
        Federal Signal Corp..............................    926   13,149
        GP Strategies Corp.+.............................    219    7,262
        Handy & Harman, Ltd.+............................     72    2,542
        Harsco Corp......................................  1,190   25,799
        LSB Industries, Inc.+............................    284   10,659
        Lydall, Inc.+....................................    250    7,732
        NL Industries, Inc...............................     99      722
        Park-Ohio Holdings Corp..........................    129    6,851
        Raven Industries, Inc............................    537   13,613
        Standex International Corp.......................    188   16,215
        Tredegar Corp....................................    366    6,961
                                                                 --------
                                                                  237,800
                                                                 --------
      DIVERSIFIED MINERALS -- 0.1%
        Ring Energy, Inc.+...............................    298    5,126
        United States Lime & Minerals, Inc...............     28    1,963
        US Silica Holdings, Inc..........................    792   35,561
                                                                 --------
                                                                   42,650
                                                                 --------
      DIVERSIFIED OPERATIONS -- 0.1%
        Harbinger Group, Inc.+...........................  1,225   16,097
        Horizon Pharma PLC+..............................    959   12,409
        Resource America, Inc., Class A..................    198    1,889
        Tiptree Financial, Inc., Class A+................    115      929
                                                                 --------
                                                                   31,324
                                                                 --------
      DIVERSIFIED OPERATIONS/COMMERCIAL SERVICES -- 0.0%
        Viad Corp........................................    301    7,679
                                                                 --------
      DRUG DELIVERY SYSTEMS -- 0.9%
        Antares Pharma, Inc.+............................  1,721    3,563
        BioDelivery Sciences International, Inc.+........  7,366  128,168
        Depomed, Inc.+................................... 18,164  279,726
        Heron Therapeutics, Inc.+........................    344    3,034
        Nektar Therapeutics+.............................  1,872   25,815
        Revance Therapeutics, Inc.+......................    127    2,560
                                                                 --------
                                                                  442,866
                                                                 --------
      E-COMMERCE/PRODUCTS -- 0.2%
        1-800-flowers.com, Inc., Class A+................    367    2,947
        Blue Nile, Inc.+.................................    178    6,319
        Chegg, Inc.+.....................................  1,085    7,215
        FTD Cos., Inc.+..................................    280    9,850
        Lands' End, Inc.+................................    242   11,488
        Overstock.com, Inc.+.............................    171    3,954
        Shutterfly, Inc.+................................    567   23,718
        Stamps.com, Inc.+................................    209    7,712
                                                                 --------
                                                                   73,203
                                                                 --------
      E-COMMERCE/SERVICES -- 0.1%
        Angie's List, Inc.+..............................    642    4,475
        Borderfree, Inc.+................................     88      964
        ChannelAdvisor Corp.+............................    305    4,236
        Coupons.com, Inc.+...............................    178    2,478

                                                          VALUE
                     SECURITY DESCRIPTION         SHARES (NOTE 4)
              ---------------------------------------------------
              E-COMMERCE/SERVICES (CONTINUED)
                GrubHub, Inc.+...................   133  $  4,836
                Move, Inc.+......................   583    12,214
                Orbitz Worldwide, Inc.+..........   760     6,285
                RetailMeNot, Inc.+...............   453     9,540
                TrueCar, Inc.+...................   114     1,915
                Trulia, Inc.+....................   544    25,378
                                                         --------
                                                           72,321
                                                         --------
              E-MARKETING/INFO -- 0.2%
                comScore, Inc.+..................   511    21,534
                Conversant, Inc.+................   987    34,792
                Liquidity Services, Inc.+........   362     4,626
                Marketo, Inc.+...................   378    12,198
                New Media Investment Group, Inc..   442     8,424
                QuinStreet, Inc.+................   511     2,070
                ReachLocal, Inc.+................   194       879
                Rocket Fuel, Inc.+...............   270     4,217
                Rubicon Project, Inc.+...........   117     1,341
                YuMe, Inc.+......................   267     1,332
                                                         --------
                                                           91,413
                                                         --------
              E-SERVICES/CONSULTING -- 0.1%
                Cinedigm Corp., Class A+......... 1,126     1,745
                Perficient, Inc.+................   509     8,439
                Sapient Corp.+................... 1,690    29,271
                                                         --------
                                                           39,455
                                                         --------
              EDUCATIONAL SOFTWARE -- 0.0%
                2U, Inc.+........................   150     2,730
                Rosetta Stone, Inc.+.............   313     2,995
                                                         --------
                                                            5,725
                                                         --------
              ELECTRIC PRODUCTS-MISC. -- 0.1%
                GrafTech International, Ltd.+.... 1,731     7,426
                Graham Corp......................   148     4,958
                Littelfuse, Inc..................   331    32,286
                                                         --------
                                                           44,670
                                                         --------
              ELECTRIC-DISTRIBUTION -- 0.0%
                EnerNOC, Inc.+...................   398     5,878
                                                         --------
              ELECTRIC-GENERATION -- 0.0%
                Atlantic Power Corp.............. 1,779     3,949
                                                         --------
              ELECTRIC-INTEGRATED -- 0.9%
                ALLETE, Inc......................   624    32,598
                Ameresco, Inc., Class A+.........   292     2,406
                Avista Corp......................   888    31,479
                Black Hills Corp.................   658    36,012
                Cleco Corp.......................   891    47,900
                El Paso Electric Co..............   595    22,515
                Empire District Electric Co......   639    18,173
                IDACORP, Inc.....................   742    46,917
                MGE Energy, Inc..................   510    22,680
                NorthWestern Corp................   577    30,489
                Otter Tail Corp..................   537    16,647
                Pike Corp.+......................   404     4,824
                PNM Resources, Inc............... 1,175    33,899
                Portland General Electric Co..... 1,154    42,017
                UIL Holdings Corp................   831    34,187
                Unitil Corp......................   205     7,142
                                                         --------
                                                          429,885
                                                         --------

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2014 -- (CONTINUED)

                                                                VALUE
                     SECURITY DESCRIPTION               SHARES (NOTE 4)
        ---------------------------------------------------------------
        COMMON STOCKS (CONTINUED)
        ELECTRONIC COMPONENTS-MISC. -- 0.3%
          Bel Fuse, Inc., Class B......................    147 $  4,159
          Benchmark Electronics, Inc.+.................    795   18,857
          CTS Corp.....................................    498    9,163
          GSI Group, Inc.+.............................    447    5,744
          Methode Electronics, Inc.....................    558   21,974
          NVE Corp.+...................................     71    5,089
          OSI Systems, Inc.+...........................    293   20,768
          Plexus Corp.+................................    499   20,634
          Rogers Corp.+................................    267   18,255
          Sanmina Corp.+...............................  1,213   30,410
          Sparton Corp.+...............................    150    4,065
          Stoneridge, Inc.+............................    416    5,404
          Viasystems Group, Inc.+......................     76    1,206
          Vishay Precision Group, Inc.+................    188    3,194
                                                               --------
                                                                168,922
                                                               --------
        ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 1.5%
          Alpha & Omega Semiconductor, Ltd.+...........    317    2,939
          Ambarella, Inc.+.............................    424   18,779
          Amkor Technology, Inc.+......................  1,257    8,523
          Applied Micro Circuits Corp.+................  1,149    7,434
          Cavium, Inc.+................................    778   39,919
          CEVA, Inc.+..................................    310    5,053
          Diodes, Inc.+................................    537   13,871
          DSP Group, Inc.+.............................    325    3,149
          Entropic Communications, Inc.+...............  1,308    3,270
          Fairchild Semiconductor International, Inc.+.  1,841   28,259
          Inphi Corp.+................................. 19,722  305,297
          Integrated Silicon Solution, Inc.............    445    6,043
          International Rectifier Corp.+...............  1,050   41,759
          Intersil Corp., Class A......................  1,898   25,224
          InvenSense, Inc.+............................  1,047   16,972
          IXYS Corp....................................    360    4,201
          Kopin Corp.+.................................    971    3,690
          Lattice Semiconductor Corp.+.................  1,734   11,635
          Microsemi Corp.+.............................  1,399   36,472
          Monolithic Power Systems, Inc................    570   25,188
          OmniVision Technologies, Inc.+...............    826   22,120
          Peregrine Semiconductor Corp.+...............    409    5,084
          PMC-Sierra, Inc.+............................  2,555   19,903
          QLogic Corp.+................................  1,285   15,176
          QuickLogic Corp.+............................    813    2,341
          Rambus, Inc.+................................  1,676   19,190
          Rubicon Technology, Inc.+....................    385    1,706
          Semtech Corp.+...............................    990   25,126
          Silicon Image, Inc.+.........................  1,154    6,185
          Silicon Laboratories, Inc.+..................    640   29,178
                                                               --------
                                                                753,686
                                                               --------
        ELECTRONIC DESIGN AUTOMATION -- 0.1%
          Mentor Graphics Corp.........................  1,428   30,259
                                                               --------
        ELECTRONIC FORMS -- 0.2%
          Datawatch Corp.+.............................  9,710  107,296
                                                               --------
        ELECTRONIC MEASUREMENT INSTRUMENTS -- 0.1%
          Badger Meter, Inc............................    213   12,124
          CUI Global, Inc.+............................    303    2,479
          ESCO Technologies, Inc.......................    392   14,904
          FARO Technologies, Inc.+.....................    254   14,224

                                                                VALUE
                     SECURITY DESCRIPTION               SHARES (NOTE 4)
        ---------------------------------------------------------------
        ELECTRONIC MEASUREMENT INSTRUMENTS (CONTINUED)
          Itron, Inc.+.................................    579 $ 22,540
          Mesa Laboratories, Inc.......................     43    3,284
                                                               --------
                                                                 69,555
                                                               --------
        ELECTRONIC SECURITY DEVICES -- 0.7%
          American Science & Engineering, Inc..........    116    6,415
          Taser International, Inc.+................... 18,123  341,437
                                                               --------
                                                                347,852
                                                               --------
        ELECTRONICS-MILITARY -- 0.4%
          Arotech Corp.+............................... 72,510  213,905
          M/A-COM Technology Solutions Holdings, Inc.+.    177    3,892
                                                               --------
                                                                217,797
                                                               --------
        ENERGY-ALTERNATE SOURCES -- 0.2%
          Amyris, Inc.+................................    398    1,202
          Clean Energy Fuels Corp.+....................  1,035    7,566
          Enphase Energy, Inc.+........................    269    4,040
          FuelCell Energy, Inc.+.......................  3,255    6,575
          FutureFuel Corp..............................    321    4,276
          Green Plains, Inc............................    551   18,844
          Pacific Ethanol, Inc.+.......................    352    4,967
          Pattern Energy Group, Inc....................    582   16,750
          Plug Power, Inc.+............................  2,462   11,596
          Renewable Energy Group, Inc.+................    508    5,349
          REX American Resources Corp.+................     92    6,694
          Solazyme, Inc.+..............................  1,119    8,583
                                                               --------
                                                                 96,442
                                                               --------
        ENGINEERING/R&D SERVICES -- 0.2%
          Argan, Inc...................................    184    6,405
          EMCOR Group, Inc.............................    991   43,733
          Exponent, Inc................................    194   15,485
          Mistras Group, Inc.+.........................    242    3,991
          VSE Corp.....................................     61    3,677
                                                               --------
                                                                 73,291
                                                               --------
        ENGINES-INTERNAL COMBUSTION -- 0.0%
          Briggs & Stratton Corp.......................    689   13,925
          Power Solutions International, Inc.+.........     66    4,323
                                                               --------
                                                                 18,248
                                                               --------
        ENTERPRISE SOFTWARE/SERVICE -- 1.3%
          Actua Corp.+.................................    606   11,393
          Advent Software, Inc.........................    759   26,231
          American Software, Inc., Class A............. 25,714  248,397
          Benefitfocus, Inc.+..........................     72    1,995
          Digital River, Inc.+.........................    481   12,299
          E2open, Inc.+................................    342    1,997
          Guidewire Software, Inc.+....................  1,002   50,040
          ManTech International Corp., Class A.........    354    9,969
          MedAssets, Inc.+.............................    899   19,472
          MicroStrategy, Inc., Class A+................    134   21,558
          Model N, Inc.+...............................    284    2,769
          Omnicell, Inc.+..............................    539   17,415
          OPOWER, Inc.+................................    116    2,107
          Proofpoint, Inc.+............................    545   24,002
          PROS Holdings, Inc.+.........................    347    9,709
          Qlik Technologies, Inc.+.....................  1,321   37,450
          Rally Software Development Corp.+............    366    3,740
          Sapiens International Corp. NV+..............    360    2,851

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2014 -- (CONTINUED)

                                                                VALUE
                     SECURITY DESCRIPTION               SHARES (NOTE 4)
        ---------------------------------------------------------------
        COMMON STOCKS (CONTINUED)
        ENTERPRISE SOFTWARE/SERVICE (CONTINUED)
          SciQuest, Inc.+..............................    405 $  6,039
          SPS Commerce, Inc.+..........................    239   13,934
          SYNNEX Corp..................................    419   28,986
          Tyler Technologies, Inc.+....................    486   54,393
          Ultimate Software Group, Inc.+...............    417   62,763
                                                               --------
                                                                669,509
                                                               --------
        ENTERTAINMENT SOFTWARE -- 0.1%
          Glu Mobile, Inc.+............................  1,324    5,124
          Take-Two Interactive Software, Inc.+.........  1,229   32,507
                                                               --------
                                                                 37,631
                                                               --------
        ENVIRONMENTAL CONSULTING & ENGINEERING -- 0.1%
          Tetra Tech, Inc..............................    957   25,657
                                                               --------
        ENVIRONMENTAL MONITORING & DETECTION -- 0.1%
          MSA Safety, Inc..............................    436   25,057
                                                               --------
        FEMALE HEALTH CARE PRODUCTS -- 0.0%
          Female Health Co.............................    322    1,472
                                                               --------
        FILTRATION/SEPARATION PRODUCTS -- 0.2%
          CLARCOR, Inc.................................    744   49,818
          Polypore International, Inc.+................    664   29,163
                                                               --------
                                                                 78,981
                                                               --------
        FINANCE-AUTO LOANS -- 0.0%
          Consumer Portfolio Services, Inc.+...........    309    2,181
          Credit Acceptance Corp.+.....................    103   15,199
          Nicholas Financial, Inc.+....................    152    1,856
                                                               --------
                                                                 19,236
                                                               --------
        FINANCE-COMMERCIAL -- 0.0%
          Hannon Armstrong Sustainable Infrastructure
           Capital, Inc................................    323    4,516
          NewStar Financial, Inc.+.....................    394    5,390
                                                               --------
                                                                  9,906
                                                               --------
        FINANCE-CONSUMER LOANS -- 0.2%
          Encore Capital Group, Inc.+..................    378   17,203
          Nelnet, Inc., Class A........................    306   14,562
          PRA Group, Inc.+.............................    738   46,678
          Regional Management Corp.+...................    157    1,831
          Springleaf Holdings, Inc.+...................    361   13,509
          World Acceptance Corp.+......................    116    8,313
                                                               --------
                                                                102,096
                                                               --------
        FINANCE-CREDIT CARD -- 0.1%
          Blackhawk Network Holdings, Inc.+............    775   26,784
                                                               --------
        FINANCE-INVESTMENT BANKER/BROKER -- 0.8%
          Cowen Group, Inc., Class A+..................  1,702    6,876
          Diamond Hill Investment Group, Inc...........     42    5,628
          Evercore Partners, Inc., Class A.............    487   25,212
          FBR & Co.+...................................    137    3,307
          FXCM, Inc., Class A..........................    671   11,045
          Gain Capital Holdings, Inc...................    340    2,910
          GFI Group, Inc...............................  1,128    6,204
          Greenhill & Co., Inc.........................    417   18,765
          INTL. FCStone, Inc.+.........................    227    4,109
          Investment Technology Group, Inc.+...........    530    9,503
          KCG Holdings, Inc., Class A+.................    664    7,078
          Ladenburg Thalmann Financial Services, Inc.+. 57,585  245,888
          Moelis & Co..................................    108    3,689
          Oppenheimer Holdings, Inc., Class A..........    149    3,658
          Piper Jaffray Cos.+..........................    239   13,494

                                                                VALUE
                     SECURITY DESCRIPTION               SHARES (NOTE 4)
         --------------------------------------------------------------
         FINANCE-INVESTMENT BANKER/BROKER (CONTINUED)
           RCS Capital Corp., Class A..................   139  $  2,281
           Stifel Financial Corp.+.....................   964    45,800
           SWS Group, Inc.+............................   431     3,185
                                                               --------
                                                                418,632
                                                               --------
         FINANCE-LEASING COMPANIES -- 0.0%
           Aircastle, Ltd..............................   952    18,164
           Marlin Business Services Corp...............   124     2,622
                                                               --------
                                                                 20,786
                                                               --------
         FINANCE-MORTGAGE LOAN/BANKER -- 0.1%
           Arlington Asset Investment Corp., Class A...   282     7,721
           Ellie Mae, Inc.+............................   415    15,928
           Federal Agricultural Mtg. Corp., Class C....   153     5,095
           Home Loan Servicing Solutions, Ltd.......... 1,047    20,113
           PennyMac Financial Services, Inc., Class A+.   197     3,282
           Stonegate Mtg. Corp.+.......................   210     3,036
           Walter Investment Management Corp.+.........   554    12,587
                                                               --------
                                                                 67,762
                                                               --------
         FINANCE-OTHER SERVICES -- 0.2%
           BGC Partners, Inc., Class A................. 2,568    21,777
           Higher One Holdings, Inc.+..................   500     1,285
           JG Wentworth Co.+...........................   173     1,924
           MarketAxess Holdings, Inc...................   556    35,945
           WageWorks, Inc.+............................   517    29,474
                                                               --------
                                                                 90,405
                                                               --------
         FINANCIAL GUARANTEE INSURANCE -- 0.2%
           MGIC Investment Corp.+...................... 4,989    44,502
           NMI Holdings, Inc., Class A+................   746     6,676
           Radian Group, Inc........................... 2,815    47,433
                                                               --------
                                                                 98,611
                                                               --------
         FIREARMS & AMMUNITION -- 0.0%
           Smith & Wesson Holding Corp.+...............   809     8,219
           Sturm Ruger & Co., Inc......................   285    11,879
                                                               --------
                                                                 20,098
                                                               --------
         FOOD-CANNED -- 0.1%
           Seneca Foods Corp., Class A+................   121     3,253
           TreeHouse Foods, Inc.+......................   619    52,720
                                                               --------
                                                                 55,973
                                                               --------
         FOOD-CONFECTIONERY -- 0.0%
           Tootsie Roll Industries, Inc................   276     8,183
                                                               --------
         FOOD-DAIRY PRODUCTS -- 0.0%
           Dean Foods Co............................... 1,377    20,256
           Lifeway Foods, Inc.+........................    70     1,158
                                                               --------
                                                                 21,414
                                                               --------
         FOOD-FLOUR & GRAIN -- 0.1%
           Post Holdings, Inc.+........................   647    24,263
           Seaboard Corp.+.............................     5    15,364
                                                               --------
                                                                 39,627
                                                               --------
         FOOD-MEAT PRODUCTS -- 0.1%
           Darling Ingredients, Inc.+.................. 2,426    42,698
                                                               --------
         FOOD-MISC./DIVERSIFIED -- 0.8%
           B&G Foods, Inc..............................   791    23,303

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2014 -- (CONTINUED)

                                                             VALUE
                     SECURITY DESCRIPTION            SHARES (NOTE 4)
           ---------------------------------------------------------
           COMMON STOCKS (CONTINUED)
           FOOD-MISC./DIVERSIFIED (CONTINUED)
             Boulder Brands, Inc.+..................    898 $  7,974
             Cal-Maine Foods, Inc...................    229   20,104
             Chiquita Brands International, Inc.+...    692    9,985
             Diamond Foods, Inc.+...................    321    9,678
             Inventure Foods, Inc.+................. 18,986  251,375
             J&J Snack Foods Corp...................    220   22,667
             John B. Sanfilippo & Son, Inc..........    122    4,532
             Lancaster Colony Corp..................    273   24,977
             Senomyx, Inc.+.........................    627    4,966
             Snyder's-Lance, Inc....................    702   20,912
                                                            --------
                                                             400,473
                                                            --------
           FOOD-RETAIL -- 0.6%
             Fairway Group Holdings Corp.+..........    273      816
             Fresh Market, Inc.+....................    632   23,201
             Ingles Markets, Inc., Class A..........    196    5,273
             Nutrisystem, Inc....................... 15,425  259,757
             SUPERVALU, Inc.+.......................  2,987   25,778
             Village Super Market, Inc., Class A....     99    2,747
             Weis Markets, Inc......................    161    7,187
                                                            --------
                                                             324,759
                                                            --------
           FOOD-WHOLESALE/DISTRIBUTION -- 0.7%
             Calavo Growers, Inc....................  5,368  260,563
             Chefs' Warehouse, Inc.+................    266    4,753
             Fresh Del Monte Produce, Inc...........    531   17,050
             SpartanNash Co.........................    556   12,460
             United Natural Foods, Inc.+............    731   49,723
                                                            --------
                                                             344,549
                                                            --------
           FOOTWEAR & RELATED APPAREL -- 0.3%
             Crocs, Inc.+...........................  1,290   15,067
             Iconix Brand Group, Inc.+..............    674   26,967
             Skechers U.S.A., Inc., Class A+........    576   31,536
             Steven Madden, Ltd.+...................    859   26,930
             Weyco Group, Inc.......................     97    3,021
             Wolverine World Wide, Inc..............  1,494   40,547
                                                            --------
                                                             144,068
                                                            --------
           FORESTRY -- 0.0%
             Deltic Timber Corp.....................    163   10,610
                                                            --------
           FUNERAL SERVICES & RELATED ITEMS -- 0.6%
             Carriage Services, Inc................. 13,396  267,384
             Matthews International Corp., Class A..    440   20,275
                                                            --------
                                                             287,659
                                                            --------
           GAMBLING (NON-HOTEL) -- 0.1%
             Isle of Capri Casinos, Inc.+...........    319    2,370
             Pinnacle Entertainment, Inc.+..........    878   22,503
                                                            --------
                                                              24,873
                                                            --------
           GAS-DISTRIBUTION -- 0.6%
             Chesapeake Utilities Corp..............    216   10,461
             Laclede Group, Inc.....................    637   32,340
             New Jersey Resources Corp..............    621   36,316
             Northwest Natural Gas Co...............    401   18,819
             ONE Gas, Inc...........................    768   29,146
             Piedmont Natural Gas Co., Inc..........  1,148   43,635
             South Jersey Industries, Inc...........    487   28,558

                                                            VALUE
                     SECURITY DESCRIPTION           SHARES (NOTE 4)
            -------------------------------------------------------
            GAS-DISTRIBUTION (CONTINUED)
              Southwest Gas Corp...................    686 $ 39,850
              WGL Holdings, Inc....................    765   35,955
                                                           --------
                                                            275,080
                                                           --------
            GOLD MINING -- 0.0%
              Allied Nevada Gold Corp.+............  1,536    2,135
              Gold Resource Corp...................    556    2,163
                                                           --------
                                                              4,298
                                                           --------
            GOLF -- 0.0%
              Callaway Golf Co.....................  1,141    8,945
                                                           --------
            HAZARDOUS WASTE DISPOSAL -- 0.4%
              Heritage-Crystal Clean, Inc.+........    135    2,449
              Sharps Compliance Corp.+............. 35,820  159,399
              US Ecology, Inc......................    317   15,939
                                                           --------
                                                            177,787
                                                           --------
            HEALTH CARE COST CONTAINMENT -- 0.1%
              CorVel Corp.+........................    164    5,645
              ExamWorks Group, Inc.+...............    512   19,855
                                                           --------
                                                             25,500
                                                           --------
            HEALTHCARE SAFETY DEVICES -- 0.1%
              Tandem Diabetes Care, Inc.+..........  1,360   21,841
              Unilife Corp.+.......................  1,516    5,564
                                                           --------
                                                             27,405
                                                           --------
            HEART MONITORS -- 0.0%
              HeartWare International, Inc.+.......    251   19,357
                                                           --------
            HOME FURNISHINGS -- 0.1%
              American Woodmark Corp.+.............    181    7,405
              Ethan Allen Interiors, Inc...........    372   10,527
              Flexsteel Industries, Inc............     72    2,470
              Kimball International, Inc., Class B.    505    9,080
              La-Z-Boy, Inc........................    772   17,648
              Norcraft Cos., Inc.+.................    110    1,870
              Select Comfort Corp.+................    800   20,552
                                                           --------
                                                             69,552
                                                           --------
            HOTELS/MOTELS -- 0.1%
              Belmond, Ltd., Class A+..............  1,470   16,846
              Diamond Resorts International, Inc.+.    521   13,525
              Intrawest Resorts Holdings, Inc.+....    201    2,139
              La Quinta Holdings, Inc.+............    655   13,369
              Marcus Corp..........................    265    4,539
              Morgans Hotel Group Co.+.............    431    3,444
                                                           --------
                                                             53,862
                                                           --------
            HOUSEWARES -- 0.0%
              Libbey, Inc.+........................    316    9,085
              Lifetime Brands, Inc.................    153    2,618
              NACCO Industries, Inc., Class A......     71    4,158
                                                           --------
                                                             15,861
                                                           --------
            HUMAN RESOURCES -- 2.0%
              AMN Healthcare Services, Inc.+....... 15,376  263,698
              Barrett Business Services, Inc.......  4,415  103,797
              CDI Corp.............................    208    3,576
              Corporate Resource Services, Inc.+...    259      316

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2014 -- (CONTINUED)

                                                                VALUE
                    SECURITY DESCRIPTION               SHARES  (NOTE 4)
       -----------------------------------------------------------------
       COMMON STOCKS (CONTINUED)
       HUMAN RESOURCES (CONTINUED)
         Cross Country Healthcare, Inc.+.............. 31,638 $  305,939
         Edgewater Technology, Inc.+.................. 21,086    148,867
         Heidrick & Struggles International, Inc......    269      5,601
         Insperity, Inc...............................    335     10,573
         Kelly Services, Inc., Class A................    403      7,105
         Kforce, Inc..................................    403      9,329
         Korn/Ferry International+....................    732     20,445
         Monster Worldwide, Inc.+.....................  1,340      5,172
         On Assignment, Inc.+.........................    800     23,280
         Paylocity Holding Corp.+.....................    123      3,014
         Resources Connection, Inc....................    571      8,833
         Team Health Holdings, Inc.+..................  1,036     64,791
         TriNet Group, Inc.+..........................    232      6,941
         TrueBlue, Inc.+..............................    609     15,055
                                                              ----------
                                                               1,006,332
                                                              ----------
       IDENTIFICATION SYSTEMS -- 0.1%
         Brady Corp., Class A.........................    708     16,879
         Checkpoint Systems, Inc.+....................    614      8,141
                                                              ----------
                                                                  25,020
                                                              ----------
       INDEPENDENT POWER PRODUCERS -- 0.1%
         Dynegy, Inc.+................................  1,478     45,079
         NRG Yield, Inc., Class A.....................    351     17,539
         Ormat Technologies, Inc......................    262      7,585
                                                              ----------
                                                                  70,203
                                                              ----------
       INDUSTRIAL AUDIO & VIDEO PRODUCTS -- 0.0%
         Turtle Beach Corp.+..........................    103        595
                                                              ----------
       INDUSTRIAL AUTOMATED/ROBOTIC -- 0.1%
         Cognex Corp.+................................  1,280     50,637
         Hurco Cos., Inc..............................     95      3,660
                                                              ----------
                                                                  54,297
                                                              ----------
       INSTRUMENTS-CONTROLS -- 0.2%
         Control4 Corp.+..............................    168      2,606
         Watts Water Technologies, Inc., Class A......    419     25,404
         Woodward, Inc................................    977     50,032
                                                              ----------
                                                                  78,042
                                                              ----------
       INSTRUMENTS-SCIENTIFIC -- 0.1%
         FEI Co.......................................    623     52,506
         Fluidigm Corp.+..............................    414     12,006
                                                              ----------
                                                                  64,512
                                                              ----------
       INSURANCE BROKERS -- 0.0%
         Crawford & Co., Class B......................    413      4,204
         eHealth, Inc.+...............................    261      6,512
                                                              ----------
                                                                  10,716
                                                              ----------
       INSURANCE-LIFE/HEALTH -- 0.4%
         American Equity Investment Life Holding Co...  1,095     28,262
         CNO Financial Group, Inc.....................  3,211     58,215
         FBL Financial Group, Inc., Class A...........    142      7,040
         Fidelity & Guaranty Life.....................    165      3,919
         Independence Holding Co......................    112      1,585
         Kansas City Life Insurance Co................     55      2,730
         National Western Life Insurance Co., Class A.     32      8,672
         Phoenix Cos., Inc.+..........................     84      4,986
         Primerica, Inc...............................    805     41,176

                                                              VALUE
                    SECURITY DESCRIPTION             SHARES  (NOTE 4)
         -------------------------------------------------------------
         INSURANCE-LIFE/HEALTH (CONTINUED)
           Symetra Financial Corp...................  1,111 $   26,331
                                                            ----------
                                                               182,916
                                                            ----------
         INSURANCE-MULTI-LINE -- 0.1%
           Citizens, Inc.+..........................    649      4,731
           Horace Mann Educators Corp...............    601     18,277
           Kemper Corp..............................    686     25,279
           United Fire Group, Inc...................    304      9,874
                                                            ----------
                                                                58,161
                                                            ----------
         INSURANCE-PROPERTY/CASUALTY -- 2.4%
           Ambac Financial Group, Inc.+.............    663     15,170
           AMERISAFE, Inc...........................    274     11,426
           AmTrust Financial Services, Inc..........    443     19,877
           Atlas Financial Holdings, Inc.+..........    169      2,506
           Baldwin & Lyons, Inc., Class B...........    138      3,715
           Donegal Group, Inc., Class A.............    121      1,914
           EMC Insurance Group, Inc.................     75      2,403
           Employers Holdings, Inc..................    462      9,420
           Enstar Group, Ltd.+......................    125     18,509
           Federated National Holding Co............    203      6,792
           First American Financial Corp............  1,575     47,754
           Global Indemnity PLC+....................    120      3,478
           Hallmark Financial Services, Inc.+.......    208      2,425
           HCI Group, Inc...........................  6,113    310,785
           Heritage Insurance Holdings, Inc.+.......    103      1,829
           Hilltop Holdings, Inc.+..................    998     21,986
           Infinity Property & Casualty Corp........    170     12,412
           Meadowbrook Insurance Group, Inc.........    739      4,707
           National General Holdings Corp...........    524      9,825
           National Interstate Corp.................    105      2,986
           Navigators Group, Inc.+..................    155     10,554
           OneBeacon Insurance Group, Ltd., Class A.    333      5,305
           RLI Corp.................................    633     31,391
           Safety Insurance Group, Inc..............    192     11,977
           Selective Insurance Group, Inc...........    829     21,405
           State Auto Financial Corp................    224      4,688
           Stewart Information Services Corp........    317     11,196
           Third Point Reinsurance, Ltd.+...........    833     12,745
           United Insurance Holdings Corp........... 13,505    264,698
           Universal Insurance Holdings, Inc........ 17,769    310,958
                                                            ----------
                                                             1,194,836
                                                            ----------
         INSURANCE-REINSURANCE -- 0.2%
           Argo Group International Holdings, Ltd...    385     21,483
           Essent Group, Ltd.+......................    613     14,920
           Greenlight Capital Re, Ltd., Class A+....    417     13,532
           Maiden Holdings, Ltd.....................    737      8,807
           Montpelier Re Holdings, Ltd..............    577     19,122
           Platinum Underwriters Holdings, Ltd......    397     24,864
                                                            ----------
                                                               102,728
                                                            ----------
         INTERNET APPLICATION SOFTWARE -- 0.6%
           Bazaarvoice, Inc.+.......................    737      5,491
           Brightcove, Inc.+........................    472      3,025
           eGain Corp.+............................. 13,170     53,997
           Intralinks Holdings, Inc.+...............    579      5,003
           Lionbridge Technologies, Inc.+........... 43,242    208,859
           RealNetworks, Inc.+......................    339      2,339
           Textura Corp.+...........................    274      7,299

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2014 -- (CONTINUED)

                                                               VALUE
                     SECURITY DESCRIPTION              SHARES (NOTE 4)
          ------------------------------------------------------------
          COMMON STOCKS (CONTINUED)
          INTERNET APPLICATION SOFTWARE (CONTINUED)
            VirnetX Holding Corp.+....................    626 $  3,675
            Zendesk, Inc.+............................    167    4,342
                                                              --------
                                                               294,030
                                                              --------
          INTERNET CONNECTIVITY SERVICES -- 0.6%
            Boingo Wireless, Inc.+....................    341    2,390
            Cogent Communications Holdings, Inc.......    687   23,317
            Internap Network Services Corp.+..........    801    6,416
            PC-Tel, Inc............................... 34,230  263,571
                                                              --------
                                                               295,694
                                                              --------
          INTERNET CONTENT-ENTERTAINMENT -- 0.1%
            Global Eagle Entertainment, Inc.+.........    562    6,873
            Limelight Networks, Inc.+.................    887    2,165
            Shutterstock, Inc.+.......................    225   17,496
                                                              --------
                                                                26,534
                                                              --------
          INTERNET CONTENT-INFORMATION/NEWS -- 0.8%
            Bankrate, Inc.+...........................    987   10,719
            Dice Holdings, Inc.+......................    571    5,693
            HealthStream, Inc.+.......................    312    9,659
            Reis, Inc................................. 14,165  331,461
            Travelzoo, Inc.+..........................    108    1,414
            WebMD Health Corp.+.......................    570   24,328
            XO Group, Inc.+...........................    396    5,041
                                                              --------
                                                               388,315
                                                              --------
          INTERNET INCUBATORS -- 0.0%
            ModusLink Global Solutions, Inc.+.........    544    1,904
            Safeguard Scientifics, Inc.+..............    304    6,065
                                                              --------
                                                                 7,969
                                                              --------
          INTERNET INFRASTRUCTURE SOFTWARE -- 0.0%
            Unwired Planet, Inc.+.....................  1,444    2,238
                                                              --------
          INTERNET SECURITY -- 0.3%
            VASCO Data Security International, Inc.+..  6,283  159,085
            Zix Corp.+................................    872    2,878
                                                              --------
                                                               161,963
                                                              --------
          INTERNET TELEPHONE -- 0.1%
            j2 Global, Inc............................    701   37,917
            magicJack VocalTec, Ltd.+.................    262    2,436
            RingCentral, Inc.+........................    412    5,414
            TeleCommunication Systems, Inc., Class A+.    710    2,045
                                                              --------
                                                                47,812
                                                              --------
          INVESTMENT COMPANIES -- 0.0%
            Acacia Research Corp......................    737   13,266
            Caesars Acquisition Co., Class A+.........    676    7,057
                                                              --------
                                                                20,323
                                                              --------
          INVESTMENT MANAGEMENT/ADVISOR SERVICES -- 1.2%
            Altisource Asset Management Corp.+........     21   11,340
            Altisource Portfolio Solutions SA+........    214   15,977
            Calamos Asset Management, Inc., Class A...    251    3,439
            CIFC Corp.................................     88      810
            Cohen & Steers, Inc.......................    286   12,258
            Financial Engines, Inc....................    759   30,261
            GAMCO Investors, Inc., Class A............     94    7,766
            Janus Capital Group, Inc..................  2,202   33,008

                                                                   VALUE
                     SECURITY DESCRIPTION                  SHARES (NOTE 4)
      --------------------------------------------------------------------
      INVESTMENT MANAGEMENT/ADVISOR SERVICES (CONTINUED)
        Manning & Napier, Inc.............................    201 $  3,184
        Pzena Investment Management, Inc., Class A........ 25,217  253,431
        Silvercrest Asset Management Group, Inc., Class A. 13,515  201,779
        Virtus Investment Partners, Inc...................    104   18,638
        Westwood Holdings Group, Inc......................    107    7,222
        WisdomTree Investments, Inc.......................  1,585   23,379
                                                                  --------
                                                                   622,492
                                                                  --------
      LASERS-SYSTEM/COMPONENTS -- 0.1%
        Applied Optoelectronics, Inc.+....................    217    3,503
        Coherent, Inc.+...................................    368   23,975
        Electro Scientific Industries, Inc................    361    2,563
        II-VI, Inc.+......................................    774   10,441
        Newport Corp.+....................................    588   10,519
        Rofin-Sinar Technologies, Inc.+...................    413    9,247
                                                                  --------
                                                                    60,248
                                                                  --------
      LEISURE PRODUCTS -- 0.0%
        Escalade, Inc.....................................    145    1,659
        Johnson Outdoors, Inc., Class A...................     73    2,194
        Marine Products Corp..............................    156    1,316
                                                                  --------
                                                                     5,169
                                                                  --------
      LIGHTING PRODUCTS & SYSTEMS -- 0.0%
        Revolution Lighting Technologies, Inc.+...........    482      834
        Universal Display Corp.+..........................    597   18,674
                                                                  --------
                                                                    19,508
                                                                  --------
      LINEN SUPPLY & RELATED ITEMS -- 0.1%
        G&K Services, Inc., Class A.......................    295   18,606
        UniFirst Corp.....................................    217   24,208
                                                                  --------
                                                                    42,814
                                                                  --------
      MACHINERY-CONSTRUCTION & MINING -- 0.0%
        Astec Industries, Inc.............................    278   10,539
        Hyster-Yale Materials Handling, Inc...............    151   11,852
                                                                  --------
                                                                    22,391
                                                                  --------
      MACHINERY-ELECTRICAL -- 0.1%
        Franklin Electric Co., Inc........................    702   26,213
                                                                  --------
      MACHINERY-FARMING -- 0.0%
        Alamo Group, Inc..................................    104    4,456
        Lindsay Corp......................................    189   16,575
                                                                  --------
                                                                    21,031
                                                                  --------
      MACHINERY-GENERAL INDUSTRIAL -- 0.4%
        Albany International Corp., Class A...............    414   15,641
        Altra Industrial Motion Corp......................    398   12,545
        Applied Industrial Technologies, Inc..............    615   30,018
        Chart Industries, Inc.+...........................    449   20,901
        DXP Enterprises, Inc.+............................    190   12,595
        Intevac, Inc.+....................................    351    2,597
        Kadant, Inc.......................................    164    6,780
        Manitex International, Inc.+......................    203    2,320
        Tennant Co........................................    271   19,981
        Twin Disc, Inc....................................  1,923   50,037
        Xerium Technologies, Inc.+........................    160    2,387
                                                                  --------
                                                                   175,802
                                                                  --------

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2014 -- (CONTINUED)

                                                            VALUE
                     SECURITY DESCRIPTION           SHARES (NOTE 4)
            -------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            MACHINERY-MATERIAL HANDLING -- 0.0%
              Columbus McKinnon Corp...............    292 $  8,307
                                                           --------
            MACHINERY-PRINT TRADE -- 0.0%
              ExOne Co.+...........................    146    3,587
                                                           --------
            MACHINERY-PUMPS -- 0.0%
              Gorman-Rupp Co.......................    277    8,792
                                                           --------
            MACHINERY-THERMAL PROCESS -- 0.0%
              Global Power Equipment Group, Inc....    251    3,421
                                                           --------
            MARINE SERVICES -- 0.0%
              Great Lakes Dredge & Dock Corp.+.....    882    6,165
                                                           --------
            MEDICAL IMAGING SYSTEMS -- 0.0%
              Analogic Corp........................    182   13,275
                                                           --------
            MEDICAL INFORMATION SYSTEMS -- 0.1%
              Computer Programs & Systems, Inc.....    165   10,391
              Everyday Health, Inc.+...............    112    1,531
              Medidata Solutions, Inc.+............    798   35,998
              Merge Healthcare, Inc.+..............  1,041    2,863
              Quality Systems, Inc.................    735   11,106
                                                           --------
                                                             61,889
                                                           --------
            MEDICAL INSTRUMENTS -- 2.0%
              Abaxis, Inc..........................    332   17,483
              AngioDynamics, Inc.+................. 21,547  366,299
              AtriCure, Inc.+......................    404    7,046
              Cardiovascular Systems, Inc.+........    408   12,648
              CONMED Corp..........................    401   16,838
              CryoLife, Inc........................    415    4,258
              DexCom, Inc.+........................  1,105   49,670
              Endologix, Inc.+.....................    944   10,761
              Genomic Health, Inc.+................    246    8,940
              Integra LifeSciences Holdings Corp.+.    368   18,808
              Natus Medical, Inc.+.................    474   16,116
              Navidea Biopharmaceuticals, Inc.+....  2,221    2,998
              NuVasive, Inc.+......................    687   28,098
              Spectranetics Corp.+.................    613   19,475
              SurModics, Inc.+.....................    201    4,352
              Symmetry Medical, Inc.+..............    553    5,475
              Thoratec Corp.+......................    837   22,750
              TransEnterix, Inc.+..................    422    1,730
              Vascular Solutions, Inc.+............ 12,252  360,331
              Volcano Corp.+.......................    755    7,641
                                                           --------
                                                            981,717
                                                           --------
            MEDICAL LABS & TESTING SERVICES -- 0.5%
              Bio-Reference Laboratories, Inc.+....    362   10,875
              NeoStem, Inc.+.......................    349    1,790
              Psychemedics Corp.................... 16,220  234,217
                                                           --------
                                                            246,882
                                                           --------
            MEDICAL LASER SYSTEMS -- 0.0%
              Cynosure, Inc., Class A+.............    329    8,320
              PhotoMedex, Inc.+....................    191      734
                                                           --------
                                                              9,054
                                                           --------
            MEDICAL PRODUCTS -- 2.0%
              ABIOMED, Inc.+.......................    589   19,313
              Accuray, Inc.+.......................  1,132    7,166
              Atrion Corp..........................     24    7,920

                                                             VALUE
                     SECURITY DESCRIPTION            SHARES (NOTE 4)
           ---------------------------------------------------------
           MEDICAL PRODUCTS (CONTINUED)
             Cantel Medical Corp....................    498 $ 21,115
             Cerus Corp.+...........................  1,069    4,447
             Cyberonics, Inc.+......................    396   20,790
             Exactech, Inc.+........................    144    3,067
             Globus Medical, Inc., Class A+.........    970   21,505
             Greatbatch, Inc.+......................    366   18,370
             Haemonetics Corp.+.....................    768   28,969
             Hanger, Inc.+..........................    518   12,396
             InfuSystems Holdings, Inc.+............ 50,088  197,347
             Invacare Corp..........................    474    7,447
             K2M Group Holdings, Inc.+..............    131    2,109
             LDR Holding Corp.+.....................  5,925  204,057
             Luminex Corp.+.........................    553   10,507
             MiMedx Group, Inc.+....................  1,373   13,977
             NanoString Technologies, Inc.+.........    149    1,587
             NxStage Medical, Inc.+.................    906   13,735
             Orthofix International NV+.............    271    7,954
             Rockwell Medical, Inc.+................    600    5,232
             Tornier NV+............................    523   14,618
             TriVascular Technologies, Inc.+........    110    1,457
             West Pharmaceutical Services, Inc......  1,041   53,351
             Wright Medical Group, Inc.+............    735   23,241
             Zeltiq Aesthetics, Inc.+............... 10,568  270,963
                                                            --------
                                                             992,640
                                                            --------
           MEDICAL STERILIZATION PRODUCTS -- 0.1%
             STERIS Corp............................    872   53,890
                                                            --------
           MEDICAL-BIOMEDICAL/GENE -- 4.1%
             Acceleron Pharma, Inc.+................    243    8,986
             Achillion Pharmaceuticals, Inc.+.......  1,426   16,756
             Acorda Therapeutics, Inc.+.............    614   21,380
             Aegerion Pharmaceuticals, Inc.+........    434    8,762
             Agenus, Inc.+..........................    917    2,733
             Alder Biopharmaceuticals, Inc.+........    118    2,113
             AMAG Pharmaceuticals, Inc.+............  3,793  125,207
             ANI Pharmaceuticals, Inc.+.............    101    3,430
             Applied Genetic Technologies Corp.+....     84    1,688
             Arena Pharmaceuticals, Inc.+...........  3,237   14,113
             ARIAD Pharmaceuticals, Inc.+...........  2,429   14,477
             BioCryst Pharmaceuticals, Inc.+........  1,032   12,095
             BioTime, Inc.+.........................    768    2,604
             Bluebird Bio, Inc.+....................  3,961  166,322
             Cambrex Corp.+.........................    451    9,507
             Celldex Therapeutics, Inc.+............  1,317   22,060
             Cellular Dynamics International, Inc.+.    144    1,119
             CTI BioPharma Corp.+...................  1,977    4,824
             Cytokinetics, Inc.+....................    510    1,872
             CytRx Corp.+...........................    821    2,348
             Dendreon Corp.+........................  2,359    2,311
             Dynavax Technologies Corp.+............  3,874    6,353
             Eleven Biotherapeutics, Inc.+..........     67      708
             Emergent Biosolutions, Inc.+...........    431    9,749
             Endocyte, Inc.+........................    546    3,268
             Enzo Biochem, Inc.+....................    504    2,631
             Epizyme, Inc.+.........................    189    5,014
             Exact Sciences Corp.+..................  1,220   29,365
             Exelixis, Inc.+........................  2,870    4,879
             Five Prime Therapeutics, Inc.+.........    255    3,325
             Foundation Medicine, Inc.+.............    206    5,331

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2014 -- (CONTINUED)

                                                              VALUE
                    SECURITY DESCRIPTION             SHARES  (NOTE 4)
         -------------------------------------------------------------
         COMMON STOCKS (CONTINUED)
         MEDICAL-BIOMEDICAL/GENE (CONTINUED)
           Galena Biopharma, Inc.+..................  1,739 $    3,565
           Genocea Biosciences, Inc.+...............     58        509
           Geron Corp.+.............................  2,312      5,156
           Halozyme Therapeutics, Inc.+.............  1,524     14,661
           Harvard Bioscience, Inc.+................ 50,280    241,344
           Idera Pharmaceuticals, Inc.+.............    888      2,264
           ImmunoGen, Inc.+.........................  1,265     11,714
           Immunomedics, Inc.+......................  1,219      4,815
           Inovio Pharmaceuticals, Inc.+............    886     10,065
           Insmed, Inc.+............................    730     10,359
           Intrexon Corp.+..........................    526     11,740
           Isis Pharmaceuticals, Inc.+..............  1,733     79,822
           Karyopharm Therapeutics, Inc.+...........    200      8,216
           KYTHERA Biopharmaceuticals, Inc.+........    257      9,059
           Lexicon Pharmaceuticals, Inc.+...........  3,369      4,885
           Ligand Pharmaceuticals, Inc.+............    306     16,913
           MacroGenics, Inc.+.......................    295      6,281
           Medicines Co.+...........................    959     24,282
           Merrimack Pharmaceuticals, Inc.+.........  1,447     13,269
           Momenta Pharmaceuticals, Inc.+...........    708      7,724
           NeoGenomics, Inc.+....................... 47,317    267,341
           Neuralstem, Inc.+........................  1,013      2,786
           NewLink Genetics Corp.+..................    291      9,501
           Novavax, Inc.+...........................  3,509     19,650
           NPS Pharmaceuticals, Inc.+...............  1,568     42,963
           Omeros Corp.+............................    499      8,268
           OncoMed Pharmaceuticals, Inc.+...........    187      3,884
           Oncothyreon, Inc.+.......................  1,043      1,877
           Organovo Holdings, Inc.+.................    921      6,023
           OvaScience, Inc.+........................    228      4,453
           Pacific Biosciences of California, Inc.+.    848      5,563
           PDL BioPharma, Inc.......................  2,367     20,191
           Peregrine Pharmaceuticals, Inc.+.........  2,602      4,163
           Prothena Corp. PLC+......................    392      8,597
           PTC Therapeutics, Inc.+..................    328     13,405
           Puma Biotechnology, Inc.+................    342     85,705
           Regado Biosciences, Inc.+................    227        232
           Repligen Corp.+.......................... 12,933    326,170
           Retrophin, Inc.+.........................    313      3,030
           Rigel Pharmaceuticals, Inc.+.............  1,289      2,552
           RTI Surgical, Inc.+......................    835      4,250
           Sangamo BioSciences, Inc.+............... 10,921    132,581
           Sequenom, Inc.+..........................  1,714      5,605
           Spectrum Pharmaceuticals, Inc.+..........    966      7,322
           Stemline Therapeutics, Inc.+.............    171      2,632
           Sunesis Pharmaceuticals, Inc.+...........    730      1,241
           Synageva BioPharma Corp.+................    316     23,934
           Theravance Biopharma, Inc.+..............    346      6,332
           Theravance, Inc..........................  1,213     19,432
           Ultragenyx Pharmaceutical, Inc.+.........    103      4,842
           Veracyte, Inc.+..........................     96        775
           Verastem, Inc.+..........................    308      2,923
           Versartis, Inc.+.........................    102      2,031
           XOMA Corp.+..............................  1,236      5,302
           ZIOPHARM Oncology, Inc.+.................  1,196      3,971
                                                            ----------
                                                             2,061,500
                                                            ----------
         MEDICAL-DRUGS -- 4.4%
           ACADIA Pharmaceuticals, Inc.+............  1,162     32,187

                                                              VALUE
                     SECURITY DESCRIPTION             SHARES (NOTE 4)
           ----------------------------------------------------------
           MEDICAL-DRUGS (CONTINUED)
             AcelRx Pharmaceuticals, Inc.+...........    366 $  2,427
             Achaogen, Inc.+.........................    103    1,094
             Adamas Pharmaceuticals, Inc.+...........     44      670
             Aerie Pharmaceuticals, Inc.+............    155    3,909
             Akorn, Inc.+............................    918   40,897
             Alimera Sciences, Inc.+.................    386    2,200
             Amicus Therapeutics, Inc.+.............. 21,100  122,380
             Ampio Pharmaceuticals, Inc.+............    603    2,340
             Anacor Pharmaceuticals, Inc.+...........  9,875  290,424
             Array BioPharma, Inc.+..................  1,857    6,667
             Auspex Pharmaceuticals, Inc.+...........    137    3,713
             Auxilium Pharmaceuticals, Inc.+.........    740   23,806
             BioSpecifics Technologies Corp.+........     54    2,166
             Cempra, Inc.+...........................    338    4,597
             ChemoCentryx, Inc.+.....................    404    2,270
             Chimerix, Inc.+.........................    398   12,354
             Clovis Oncology, Inc.+..................    364   21,716
             Corcept Therapeutics, Inc.+.............    786    2,555
             Cytori Therapeutics, Inc.+..............    996      517
             Dicerna Pharmaceuticals, Inc.+..........     53      497
             Durata Therapeutics, Inc.+..............    228    5,479
             Enanta Pharmaceuticals, Inc.+...........  7,102  305,386
             Furiex Pharmaceuticals CVR+(1)(3).......    108        0
             Galectin Therapeutics, Inc.+............    265    1,436
             Infinity Pharmaceuticals, Inc.+.........    715    9,738
             Insys Therapeutics, Inc.+...............    147    5,979
             Intra-Cellular Therapies, Inc.+.........    253    3,922
             Ironwood Pharmaceuticals, Inc.+.........  1,761   24,689
             Keryx Biopharmaceuticals, Inc.+.........  1,347   22,697
             Lannett Co., Inc.+......................    379   21,497
             NanoViricides, Inc.+....................    591    2,252
             Ohr Pharmaceutical, Inc.+...............    310    2,248
             Ophthotech Corp.+.......................    205    8,553
             OPKO Health, Inc.+......................  2,904   24,248
             Orexigen Therapeutics, Inc.+............  1,806    7,332
             Pacira Pharmaceuticals, Inc.+...........    525   48,730
             Pain Therapeutics, Inc.+................    560      974
             Pernix Therapeutics Holdings, Inc.+..... 25,930  252,817
             PharMerica Corp.+.......................    441   12,652
             POZEN, Inc.+............................ 32,148  291,582
             Prestige Brands Holdings, Inc.+.........    764   27,061
             Progenics Pharmaceuticals, Inc.+........  1,025    4,951
             Raptor Pharmaceutical Corp.+............    923    8,870
             Receptos, Inc.+.........................  2,113  219,012
             Regulus Therapeutics, Inc.+.............    203    4,052
             Relypsa, Inc.+..........................    250    5,142
             Repros Therapeutics, Inc.+..............    340    2,156
             Sagent Pharmaceuticals, Inc.+...........    323   10,220
             SciClone Pharmaceuticals, Inc.+......... 35,140  268,470
             Sucampo Pharmaceuticals, Inc., Class A+.    262    2,258
             Supernus Pharmaceuticals, Inc.+.........    432    3,469
             Synergy Pharmaceuticals, Inc.+..........  1,382    4,740
             Synta Pharmaceuticals Corp.+............    956    2,830
             TESARO, Inc.+...........................    284    7,901
             Tetraphase Pharmaceuticals, Inc.+.......    325    7,767
             TG Therapeutics, Inc.+..................    346    3,803
             TherapeuticsMD, Inc.+...................  1,587    7,046
             Vanda Pharmaceuticals, Inc.+............    499    5,993
             VIVUS, Inc.+............................  1,325    4,492

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2014 -- (CONTINUED)

                                                              VALUE
                    SECURITY DESCRIPTION             SHARES  (NOTE 4)
         -------------------------------------------------------------
         COMMON STOCKS (CONTINUED)
         MEDICAL-DRUGS (CONTINUED)
           XenoPort, Inc.+..........................    852 $    5,777
           Zogenix, Inc.+...........................  1,809      2,297
                                                            ----------
                                                             2,239,904
                                                            ----------
         MEDICAL-GENERIC DRUGS -- 0.1%
           Impax Laboratories, Inc.+................  1,033     29,926
                                                            ----------
         MEDICAL-HMO -- 0.2%
           Magellan Health, Inc.+...................    406     24,571
           Molina Healthcare, Inc.+.................    445     21,645
           Triple-S Management Corp., Class B+......    366      8,103
           Universal American Corp.+................    622      5,797
           WellCare Health Plans, Inc.+.............    646     43,844
                                                            ----------
                                                               103,960
                                                            ----------
         MEDICAL-HOSPITALS -- 0.1%
           Acadia Healthcare Co., Inc.+.............    631     39,153
           Select Medical Holdings Corp.............  1,161     16,742
                                                            ----------
                                                                55,895
                                                            ----------
         MEDICAL-NURSING HOMES -- 0.1%
           Ensign Group, Inc........................    295     11,422
           Kindred Healthcare, Inc..................    950     20,663
           National Healthcare Corp.................    152      9,167
           Skilled Healthcare Group, Inc., Class A+.    344      2,384
                                                            ----------
                                                                43,636
                                                            ----------
         MEDICAL-OUTPATIENT/HOME MEDICAL -- 0.7%
           Addus HomeCare Corp.+.................... 11,697    232,419
           Air Methods Corp.+.......................    577     27,252
           Almost Family, Inc.+.....................    124      3,651
           Amedisys, Inc.+..........................    403     10,518
           Amsurg Corp.+............................    625     33,756
           Chemed Corp..............................    258     26,667
           Gentiva Health Services, Inc.+...........    465      9,160
           LHC Group, Inc.+.........................    182      4,432
                                                            ----------
                                                               347,855
                                                            ----------
         METAL PROCESSORS & FABRICATION -- 0.3%
           Ampco-Pittsburgh Corp....................    122      2,658
           CIRCOR International, Inc................    260     19,539
           Dynamic Materials Corp...................    205      3,733
           Global Brass & Copper Holdings, Inc......    314      4,396
           Haynes International, Inc................    182      8,461
           LB Foster Co., Class A...................    152      8,222
           Mueller Industries, Inc..................    835     27,104
           NN, Inc..................................    261      6,525
           RBC Bearings, Inc........................    342     20,776
           Rexnord Corp.+...........................  1,107     32,712
           RTI International Metals, Inc.+..........    452     10,645
           Sun Hydraulics Corp......................    328     13,058
                                                            ----------
                                                               157,829
                                                            ----------
         METAL PRODUCTS-DISTRIBUTION -- 0.0%
           A.M. Castle & Co.+.......................    276      2,029
           Olympic Steel, Inc.......................    134      2,696
                                                            ----------
                                                                 4,725
                                                            ----------
         METAL-ALUMINUM -- 0.1%
           Century Aluminum Co.+....................    757     22,165

                                                                  VALUE
                     SECURITY DESCRIPTION                 SHARES (NOTE 4)
       ------------------------------------------------------------------
       METAL-ALUMINUM (CONTINUED)
         Kaiser Aluminum Corp............................   265  $ 18,431
         Noranda Aluminum Holding Corp...................   653     2,879
                                                                 --------
                                                                   43,475
                                                                 --------
       METAL-DIVERSIFIED -- 0.0%
         Molycorp, Inc.+................................. 2,683     3,703
                                                                 --------
       MISCELLANEOUS MANUFACTURING -- 0.2%
         American Railcar Industries, Inc................   139     9,148
         FreightCar America, Inc.........................   177     5,836
         Hillenbrand, Inc................................   926    30,826
         John Bean Technologies Corp.....................   428    12,827
         TriMas Corp.+...................................   666    21,086
                                                                 --------
                                                                   79,723
                                                                 --------
       MOTION PICTURES & SERVICES -- 0.0%
         Eros International PLC+.........................   327     6,036
                                                                 --------
       MRI/MEDICAL DIAGNOSTIC IMAGING -- 0.0%
         Alliance HealthCare Services, Inc.+.............    74     1,786
         RadNet, Inc.+...................................   481     4,473
         Surgical Care Affiliates, Inc.+.................   186     5,706
                                                                 --------
                                                                   11,965
                                                                 --------
       MULTIMEDIA -- 0.1%
         Demand Media, Inc.+.............................   128       901
         Entravision Communications Corp., Class A.......   852     4,396
         EW Scripps Co., Class A+........................   460     8,832
         Journal Communications, Inc., Class A+..........   660     6,475
         Martha Stewart Living Omnimedia, Inc., Class A+.   440     1,905
         Media General, Inc.+............................   801    11,967
         Meredith Corp...................................   530    27,634
                                                                 --------
                                                                   62,110
                                                                 --------
       NETWORKING PRODUCTS -- 0.3%
         Anixter International, Inc......................   400    34,068
         Black Box Corp..................................   229     5,036
         Calix, Inc.+....................................   610     6,594
         Cyan, Inc.+.....................................   406     1,279
         Extreme Networks, Inc.+......................... 1,422     5,105
         Gigamon, Inc.+..................................   356     5,319
         Infinera Corp.+................................. 1,805    26,227
         Ixia+...........................................   848     8,166
         LogMeIn, Inc.+..................................   358    17,202
         NETGEAR, Inc.+..................................   537    18,279
         ParkerVision, Inc.+............................. 1,426     1,868
         Polycom, Inc.+.................................. 2,036    26,631
         Procera Networks, Inc.+.........................   304     2,277
                                                                 --------
                                                                  158,051
                                                                 --------
       NON-FERROUS METALS -- 0.1%
         Globe Specialty Metals, Inc.....................   940    17,682
         Horsehead Holding Corp.+........................   747    11,735
         Materion Corp...................................   303    11,953
                                                                 --------
                                                                   41,370
                                                                 --------
       NON-HAZARDOUS WASTE DISPOSAL -- 0.0%
         Casella Waste Systems, Inc., Class A+...........   576     2,592
         Quest Resource Holding Corp.+...................   188       293
                                                                 --------
                                                                    2,885
                                                                 --------
       OFFICE AUTOMATION & EQUIPMENT -- 0.0%
         Eastman Kodak Co.+..............................   260     5,608
                                                                 --------

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2014 -- (CONTINUED)

                                                                 VALUE
                     SECURITY DESCRIPTION               SHARES  (NOTE 4)
        ----------------------------------------------------------------
        COMMON STOCKS (CONTINUED)
        OFFICE FURNISHINGS-ORIGINAL -- 0.2%
          Herman Miller, Inc...........................     873 $ 27,936
          HNI Corp.....................................     665   31,022
          Interface, Inc...............................     980   15,709
          Knoll, Inc...................................     714   14,202
          Steelcase, Inc., Class A.....................   1,219   21,601
                                                                --------
                                                                 110,470
                                                                --------
        OFFICE SUPPLIES & FORMS -- 0.0%
          ACCO Brands Corp.+...........................   1,681   13,835
                                                                --------
        OIL & GAS DRILLING -- 0.1%
          Hercules Offshore, Inc.+.....................   2,367    3,906
          North Atlantic Drilling, Ltd.................   1,054    6,524
          Parker Drilling Co.+.........................   1,785    7,925
          Parsley Energy, Inc., Class A+...............     784   13,304
          Vantage Drilling Co.+........................   3,030    2,932
                                                                --------
                                                                  34,591
                                                                --------
        OIL COMPANIES-EXPLORATION & PRODUCTION -- 2.6%
          Abraxas Petroleum Corp.+.....................  70,821  292,491
          American Eagle Energy Corp.+.................     448      780
          Apco Oil and Gas International, Inc.+........     134    1,920
          Approach Resources, Inc.+....................     580    5,742
          Bill Barrett Corp.+..........................     732   11,126
          Bonanza Creek Energy, Inc.+..................     483   21,851
          BPZ Resources, Inc.+......................... 103,857  128,783
          Callon Petroleum Co.+........................     595    3,903
          Carrizo Oil & Gas, Inc.+.....................     670   34,800
          Clayton Williams Energy, Inc.+...............      86    7,150
          Comstock Resources, Inc......................     705    8,347
          Contango Oil & Gas Co.+......................     256    9,362
          Diamondback Energy, Inc.+....................     617   42,227
          Emerald Oil, Inc.+...........................     839    2,668
          Energy XXI, Ltd..............................   1,381   10,620
          Evolution Petroleum Corp.....................     289    2,734
          EXCO Resources, Inc..........................   2,238    6,826
          Forest Oil Corp.+............................   1,753    1,420
          FX Energy, Inc.+.............................     794    2,382
          Gastar Exploration, Inc.+....................     810    3,240
          Goodrich Petroleum Corp.+....................     512    4,219
          Halcon Resources Corp.+......................   3,843   11,952
          Harvest Natural Resources, Inc.+.............     620    2,306
          Isramco, Inc.+...............................      15    1,965
          Jones Energy, Inc., Class A+.................  17,855  220,688
          Kodiak Oil & Gas Corp.+......................   3,927   42,372
          Magnum Hunter Resources Corp.+...............   2,929   13,591
          Matador Resources Co.+.......................   1,080   26,212
          Midstates Petroleum Co., Inc.+...............     548    1,628
          Miller Energy Resources, Inc.+...............     442    1,538
          Northern Oil and Gas, Inc.+..................     899   10,159
          Panhandle Oil and Gas, Inc., Class A.........     206    4,235
          PDC Energy, Inc.+............................     527   23,040
          Penn Virginia Corp.+.........................     966    8,279
          PetroQuest Energy, Inc.+.....................     861    4,047
          Quicksilver Resources, Inc.+.................   1,849    1,011
          Resolute Energy Corp.+.......................   1,148    3,995
          Rex Energy Corp.+............................     708    5,551
          Rosetta Resources, Inc.+.....................     905   34,417
          RSP Permian, Inc.+...........................     344    8,418
          Sanchez Energy Corp.+........................     750   12,802
          Stone Energy Corp.+..........................     827   20,261

                                                                  VALUE
                    SECURITY DESCRIPTION                 SHARES  (NOTE 4)
     ---------------------------------------------------------------------
     OIL COMPANIES-EXPLORATION & PRODUCTION (CONTINUED)
       Swift Energy Co.+................................    645 $    4,418
       Synergy Resources Corp.+......................... 19,941    243,081
       TransAtlantic Petroleum, Ltd.+...................    333      2,747
       Triangle Petroleum Corp.+........................  1,114      8,633
       VAALCO Energy, Inc.+.............................    734      5,446
       W&T Offshore, Inc................................    514      4,672
       Warren Resources, Inc.+..........................  1,085      3,754
                                                                ----------
                                                                 1,333,809
                                                                ----------
     OIL FIELD MACHINERY & EQUIPMENT -- 0.1%
       Flotek Industries, Inc.+.........................    792     17,551
       Forum Energy Technologies, Inc.+.................    879     23,997
       Gulf Island Fabrication, Inc.....................    213      4,503
       Mitcham Industries, Inc.+........................    187      1,907
       Natural Gas Services Group, Inc.+................    183      4,708
       Profire Energy, Inc.+............................    215        798
       Thermon Group Holdings, Inc.+....................    470     11,454
                                                                ----------
                                                                    64,918
                                                                ----------
     OIL REFINING & MARKETING -- 0.2%
       Adams Resources & Energy, Inc....................     33      1,388
       Alon USA Energy, Inc.............................    385      6,175
       Delek US Holdings, Inc...........................    874     29,620
       Trecora Resources+...............................    289      3,800
       Vertex Energy, Inc.+.............................    193      1,220
       Western Refining, Inc............................    784     35,743
                                                                ----------
                                                                    77,946
                                                                ----------
     OIL-FIELD SERVICES -- 0.9%
       Basic Energy Services, Inc.+.....................    468      6,037
       Bristow Group, Inc...............................    525     38,798
       C&J Energy Services, Inc.+.......................    678     13,092
       CARBO Ceramics, Inc..............................    290     14,984
       Exterran Holdings, Inc...........................    863     33,942
       Glori Energy, Inc.+..............................    180        959
       Gulfmark Offshore, Inc., Class A.................    398     12,004
       Helix Energy Solutions Group, Inc.+..............  1,555     41,425
       Key Energy Services, Inc.+.......................  1,936      5,886
       Matrix Service Co.+..............................  8,489    212,734
       McDermott International, Inc.+...................  3,500     13,440
       Newpark Resources, Inc.+.........................  1,250     14,288
       Nuverra Environmental Solutions, Inc.+...........    222      2,102
       PHI, Inc.+.......................................    186      8,322
       Pioneer Energy Services Corp.+...................    924      8,482
       SEACOR Holdings, Inc.+...........................    303     24,982
       Tesco Corp.......................................    511      9,730
       TETRA Technologies, Inc.+........................  1,164     11,093
       Willbros Group, Inc.+............................    589      3,457
                                                                ----------
                                                                   475,757
                                                                ----------
     OPTICAL RECOGNITION EQUIPMENT -- 0.0%
       Digimarc Corp....................................     97      2,812
                                                                ----------
     OPTICAL SUPPLIES -- 0.0%
       STAAR Surgical Co.+..............................    566      5,417
                                                                ----------
     PAPER & RELATED PRODUCTS -- 0.9%
       Clearwater Paper Corp.+..........................    300     19,305
       KapStone Paper and Packaging Corp.+..............  1,246     38,327
       Neenah Paper, Inc................................    244     14,886
       Orchids Paper Products Co........................ 11,440    329,014
       P.H. Glatfelter Co...............................    635     16,021

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2014 -- (CONTINUED)

                                                                 VALUE
                    SECURITY DESCRIPTION                SHARES  (NOTE 4)
       -----------------------------------------------------------------
       COMMON STOCKS (CONTINUED)
       PAPER & RELATED PRODUCTS (CONTINUED)
         Resolute Forest Products, Inc.+...............     960 $ 17,818
         Schweitzer-Mauduit International, Inc.........     449   19,334
         Wausau Paper Corp.............................     621    6,142
                                                                --------
                                                                 460,847
                                                                --------
       PATIENT MONITORING EQUIPMENT -- 0.1%
         Insulet Corp.+................................     817   35,270
         Masimo Corp.+.................................     714   18,021
                                                                --------
                                                                  53,291
                                                                --------
       PHARMACY SERVICES -- 0.0%
         BioScrip, Inc.+...............................   1,009    6,518
         Liberator Medical Holdings, Inc...............     464    1,336
                                                                --------
                                                                   7,854
                                                                --------
       PHYSICAL THERAPY/REHABILITATION CENTERS -- 0.8%
         HealthSouth Corp..............................   1,299   52,389
         U.S. Physical Therapy, Inc....................   8,269  356,807
                                                                --------
                                                                 409,196
                                                                --------
       PHYSICIANS PRACTICE MANAGEMENT -- 0.0%
         Healthways, Inc.+.............................     463    7,177
         IPC The Hospitalist Co., Inc.+................     253   10,540
                                                                --------
                                                                  17,717
                                                                --------
       PIPELINES -- 0.1%
         Primoris Services Corp........................     560   16,083
         SemGroup Corp., Class A.......................     627   48,122
                                                                --------
                                                                  64,205
                                                                --------
       PLATINUM -- 0.1%
         Stillwater Mining Co.+........................   1,765   23,174
                                                                --------
       POLLUTION CONTROL -- 0.0%
         Advanced Emissions Solutions, Inc.+...........     320    6,471
         CECO Environmental Corp.......................     310    4,439
                                                                --------
                                                                  10,910
                                                                --------
       POULTRY -- 0.1%
         Sanderson Farms, Inc..........................     340   28,553
                                                                --------
       POWER CONVERTER/SUPPLY EQUIPMENT -- 0.2%
         Advanced Energy Industries, Inc.+.............     605   11,967
         Capstone Turbine Corp.+.......................   4,848    4,848
         Generac Holdings, Inc.+.......................   1,014   45,975
         Powell Industries, Inc........................     136    6,192
         PowerSecure International, Inc.+..............     329    3,675
         Vicor Corp.+..................................     242    3,293
                                                                --------
                                                                  75,950
                                                                --------
       PRECIOUS METALS -- 0.0%
         Coeur Mining, Inc.+...........................   1,526    5,646
                                                                --------
       PRINTING-COMMERCIAL -- 1.2%
         ARC Document Solutions, Inc.+.................  27,774  281,906
         Cenveo, Inc.+................................. 104,206  237,590
         Deluxe Corp...................................     738   44,870
         Ennis, Inc....................................     385    5,710
         Multi-Color Corp..............................     183    9,022
         Quad/Graphics, Inc............................     407    8,974
         Vistaprint NV+................................     490   32,761
                                                                --------
                                                                 620,833
                                                                --------

                                                                 VALUE
                     SECURITY DESCRIPTION                SHARES (NOTE 4)
       -----------------------------------------------------------------
       PROTECTION/SAFETY -- 0.0%
         Landauer, Inc..................................   141  $ 5,046
                                                                -------
       PUBLISHING-BOOKS -- 0.1%
         Houghton Mifflin Harcourt Co.+................. 1,608   32,176
         Scholastic Corp................................   390   13,576
                                                                -------
                                                                 45,752
                                                                -------
       PUBLISHING-NEWSPAPERS -- 0.1%
         AH Belo Corp., Class A.........................   277    3,188
         Daily Journal Corp.+...........................    16    2,923
         Lee Enterprises, Inc.+.........................   789    2,943
         McClatchy Co., Class A+........................   900    3,204
         New York Times Co., Class A.................... 2,038   26,168
                                                                -------
                                                                 38,426
                                                                -------
       PUBLISHING-PERIODICALS -- 0.1%
         Dex Media, Inc.+...............................   218    1,698
         Time, Inc.+.................................... 1,626   36,732
                                                                -------
                                                                 38,430
                                                                -------
       RACETRACKS -- 0.1%
         Churchill Downs, Inc...........................   197   20,090
         Empire Resorts, Inc.+..........................   222    1,663
         International Speedway Corp., Class A..........   409   12,814
         Penn National Gaming, Inc.+.................... 1,158   15,158
         Speedway Motorsports, Inc......................   170    3,327
                                                                -------
                                                                 53,052
                                                                -------
       RADIO -- 0.0%
         Cumulus Media, Inc., Class A+.................. 2,129    8,218
         Entercom Communications Corp., Class A+........   364    3,742
         Radio One, Inc., Class D+......................   340      847
         Saga Communications, Inc., Class A.............    54    2,165
         Salem Communications Corp., Class A............   160    1,233
                                                                -------
                                                                 16,205
                                                                -------
       REAL ESTATE INVESTMENT TRUSTS -- 4.5%
         Acadia Realty Trust............................   845   26,364
         AG Mtg. Investment Trust, Inc..................   419    7,990
         Agree Realty Corp..............................   221    6,765
         Alexander's, Inc...............................    31   13,702
         American Assets Trust, Inc.....................   530   20,320
         American Capital Mortgage Investment Corp......   753   14,751
         American Realty Capital Healthcare Trust, Inc.. 2,498   28,227
         American Residential Properties, Inc.+.........   475    9,025
         AmREIT, Inc....................................   290    7,146
         Anworth Mtg. Asset Corp........................ 1,881    9,762
         Apollo Commercial Real Estate Finance, Inc.....   682   11,212
         Apollo Residential Mortgage, Inc...............   471    7,856
         Ares Commercial Real Estate Corp...............   423    5,144
         Armada Hoffler Properties, Inc.................   285    2,673
         ARMOUR Residential REIT, Inc................... 5,265   20,849
         Ashford Hospitality Prime, Inc.................   376    6,516
         Ashford Hospitality Trust, Inc................. 1,033   11,673
         Associated Estates Realty Corp.................   849   16,581
         Aviv REIT, Inc.................................   292    9,849
         Campus Crest Communities, Inc..................   954    6,048
         Capstead Mtg. Corp............................. 1,413   17,959
         CareTrust REIT, Inc.+..........................   296    4,597
         CatchMark Timber Trust, Inc., Class A..........   282    3,299
         Cedar Realty Trust, Inc........................ 1,167    8,029

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2014 -- (CONTINUED)

                                                               VALUE
                     SECURITY DESCRIPTION              SHARES (NOTE 4)
          ------------------------------------------------------------
          COMMON STOCKS (CONTINUED)
          REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
            Chambers Street Properties................ 3,492  $28,669
            Chatham Lodging Trust.....................   389    9,966
            Chesapeake Lodging Trust..................   737   24,351
            Colony Financial, Inc..................... 1,583   35,269
            CorEnergy Infrastructure Trust, Inc.......   466    3,500
            CoreSite Realty Corp......................   310   11,476
            Cousins Properties, Inc................... 3,243   42,191
            CubeSmart................................. 2,127   44,773
            CyrusOne, Inc.............................   486   13,273
            CYS Investments, Inc...................... 2,388   21,325
            DCT Industrial Trust, Inc................. 4,850   41,565
            DiamondRock Hospitality Co................ 2,884   41,385
            DuPont Fabros Technology, Inc.............   940   29,112
            Dynex Capital, Inc........................   802    6,753
            EastGroup Properties, Inc.................   462   31,813
            Education Realty Trust, Inc............... 2,055   23,139
            Empire State Realty Trust, Inc., Class A.. 1,354   21,610
            EPR Properties............................   788   44,207
            Equity One, Inc...........................   906   21,744
            Excel Trust, Inc..........................   902   11,726
            FelCor Lodging Trust, Inc................. 1,830   19,636
            First Industrial Realty Trust, Inc........ 1,624   31,717
            First Potomac Realty Trust................   865   10,813
            Franklin Street Properties Corp........... 1,325   15,887
            Geo Group, Inc............................ 1,071   42,776
            Getty Realty Corp.........................   377    7,016
            Gladstone Commercial Corp.................   260    4,706
            Glimcher Realty Trust..................... 2,139   29,369
            Government Properties Income Trust........ 1,007   22,980
            Gramercy Property Trust, Inc.............. 1,733   10,831
            Hatteras Financial Corp................... 1,422   27,075
            Healthcare Realty Trust, Inc.............. 1,416   37,482
            Hersha Hospitality Trust.................. 2,956   21,549
            Highwoods Properties, Inc................. 1,329   56,974
            Hudson Pacific Properties, Inc............   810   22,121
            Inland Real Estate Corp................... 1,285   13,634
            Invesco Mtg. Capital, Inc................. 1,813   29,987
            Investors Real Estate Trust............... 1,646   13,826
            iStar Financial, Inc.+.................... 1,250   17,738
            Kite Realty Group Trust...................   485   12,557
            LaSalle Hotel Properties.................. 1,534   60,148
            Lexington Realty Trust.................... 3,030   33,209
            LTC Properties, Inc.......................   514   21,557
            Mack-Cali Realty Corp..................... 1,307   24,480
            Medical Properties Trust, Inc............. 2,542   34,292
            Monmouth Real Estate Investment Corp......   826    9,251
            National Health Investors, Inc............   488   32,164
            New Residential Investment Corp........... 2,079   25,738
            New York Mortgage Trust, Inc.............. 1,336   10,434
            New York REIT, Inc........................ 2,395   26,872
            One Liberty Properties, Inc...............   181    4,143
            Owens Realty Mortgage, Inc................   158    2,362
            Parkway Properties, Inc................... 1,049   21,033
            Pebblebrook Hotel Trust...................   942   40,129
            Pennsylvania Real Estate Investment Trust. 1,014   21,730
            PennyMac Mortgage Investment Trust........ 1,091   23,555
            Physicians Realty Trust...................   507    7,777
            Potlatch Corp.............................   599   26,350
            PS Business Parks, Inc....................   287   24,171

                                                               VALUE
                    SECURITY DESCRIPTION              SHARES  (NOTE 4)
        ---------------------------------------------------------------
        REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
          QTS Realty Trust, Inc., Class A............    177 $    6,234
          RAIT Financial Trust.......................  1,213      8,891
          Ramco-Gershenson Properties Trust..........  1,138     19,892
          Redwood Trust, Inc.........................  1,223     22,980
          Resource Capital Corp......................  1,906     10,083
          Retail Opportunity Investments Corp........  1,332     21,765
          Rexford Industrial Realty, Inc.............    671     10,367
          RLJ Lodging Trust..........................  1,930     62,185
          Rouse Properties, Inc......................    547      9,961
          Ryman Hospitality Properties, Inc..........    641     31,633
          Sabra Health Care REIT, Inc................    697     19,913
          Saul Centers, Inc..........................    144      7,913
          Select Income REIT.........................    544     13,333
          Silver Bay Realty Trust Corp...............    567      9,599
          Sovran Self Storage, Inc...................    487     41,439
          STAG Industrial, Inc.......................    718     17,519
          Starwood Waypoint Residential Trust........    576     15,080
          Strategic Hotels & Resorts, Inc.+..........  3,643     46,813
          Summit Hotel Properties, Inc...............  1,262     14,690
          Sun Communities, Inc.......................    605     35,072
          Sunstone Hotel Investors, Inc..............  3,028     46,359
          Terreno Realty Corp........................    489     10,298
          Trade Street Residential, Inc..............    273      1,884
          UMH Properties, Inc........................    280      2,828
          Universal Health Realty Income Trust.......    179      8,673
          Urstadt Biddle Properties, Inc., Class A...    368      7,960
          Washington Real Estate Investment Trust....    982     27,751
          Western Asset Mortgage Capital Corp........    613      9,207
          Whitestone REIT............................    330      4,950
                                                             ----------
                                                              2,227,525
                                                             ----------
        REAL ESTATE MANAGEMENT/SERVICES -- 0.1%
          Altisource Residential Corp................    842     19,551
          HFF, Inc., Class A.........................    483     15,205
          Kennedy-Wilson Holdings, Inc...............  1,059     28,688
          Marcus & Millichap, Inc.+..................    118      3,665
          RE/MAX Holdings, Inc., Class A.............    158      5,056
                                                             ----------
                                                                 72,165
                                                             ----------
        REAL ESTATE OPERATIONS & DEVELOPMENT -- 0.1%
          Alexander & Baldwin, Inc...................    718     28,741
          BBX Capital Corp., Class A+................    117      2,153
          Capital Senior Living Corp.+...............    428      9,630
          Consolidated-Tomoka Land Co................     63      3,288
          Forestar Group, Inc.+......................    514      8,969
          St. Joe Co.+...............................    931     17,829
                                                             ----------
                                                                 70,610
                                                             ----------
        RECREATIONAL CENTERS -- 0.1%
          ClubCorp Holdings, Inc.....................    323      6,156
          Life Time Fitness, Inc.+...................    602     33,574
          Steiner Leisure, Ltd.+.....................    216      9,111
                                                             ----------
                                                                 48,841
                                                             ----------
        RECREATIONAL VEHICLES -- 0.6%
          Arctic Cat, Inc............................    190      6,395
          Brunswick Corp.............................  1,366     63,929
          Malibu Boats, Inc., Class A+............... 11,822    220,599
                                                             ----------
                                                                290,923
                                                             ----------

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2014 -- (CONTINUED)

                                                            VALUE
                     SECURITY DESCRIPTION           SHARES (NOTE 4)
            -------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            RENTAL AUTO/EQUIPMENT -- 0.1%
              Electro Rent Corp....................    242 $  3,688
              McGrath RentCorp.....................    381   13,918
              Rent-A-Center, Inc...................    778   24,095
                                                           --------
                                                             41,701
                                                           --------
            RESEARCH & DEVELOPMENT -- 0.1%
              Albany Molecular Research, Inc.+.....    348    8,095
              Arrowhead Research Corp.+............    764    4,981
              PAREXEL International Corp.+.........    839   45,566
                                                           --------
                                                             58,642
                                                           --------
            RESORTS/THEME PARKS -- 0.2%
              Marriott Vacations Worldwide Corp....    418   29,026
              Vail Resorts, Inc....................    532   45,943
                                                           --------
                                                             74,969
                                                           --------
            RESPIRATORY PRODUCTS -- 0.7%
              Inogen, Inc.+........................ 14,766  348,625
                                                           --------
            RETAIL-APPAREL/SHOE -- 1.0%
              Aeropostale, Inc.+...................  1,158    3,486
              American Eagle Outfitters, Inc.......  2,866   36,885
              ANN, Inc.+...........................    690   26,489
              bebe stores, Inc.....................    462    1,058
              Brown Shoe Co., Inc..................    643   17,097
              Buckle, Inc..........................    416   20,521
              Burlington Stores, Inc.+.............    423   17,741
              Cato Corp., Class A..................    405   14,446
              Children's Place, Inc................    325   16,006
              Christopher & Banks Corp.+........... 31,356  204,755
              Destination Maternity Corp...........    202    3,026
              Destination XL Group, Inc.+..........    516    2,704
              Express, Inc.+.......................  1,241   18,578
              Finish Line, Inc., Class A...........    712   18,847
              Francesca's Holdings Corp.+..........    622    7,408
              Genesco, Inc.+.......................    353   27,072
              Guess?, Inc..........................    906   20,086
              Men's Wearhouse, Inc.................    707   33,250
              New York & Co., Inc.+................    431    1,409
              Pacific Sunwear of California, Inc.+.    732    1,113
              Shoe Carnival, Inc...................    224    4,122
              Stein Mart, Inc......................    409    5,472
              Tilly's, Inc., Class A+..............    156    1,111
              Vera Bradley, Inc.+..................    321    7,319
              Winmark Corp.........................     34    2,797
                                                           --------
                                                            512,798
                                                           --------
            RETAIL-APPLIANCES -- 0.0%
              Conn's, Inc.+........................    408   12,693
              hhgregg, Inc.+.......................    177      917
                                                           --------
                                                             13,610
                                                           --------
            RETAIL-AUTO PARTS -- 0.0%
              Pep Boys-Manny Moe & Jack+...........    784    7,472
                                                           --------
            RETAIL-AUTOMOBILE -- 0.3%
              America's Car-Mart, Inc.+............    115    5,288
              Asbury Automotive Group, Inc.+.......    451   31,588
              Group 1 Automotive, Inc..............    356   30,413
              Lithia Motors, Inc., Class A.........    336   26,080
              Rush Enterprises, Inc., Class A+.....    506   19,279
              Sonic Automotive, Inc., Class A......    587   14,610
                                                           --------
                                                            127,258
                                                           --------

                                                              VALUE
                     SECURITY DESCRIPTION             SHARES (NOTE 4)
           ----------------------------------------------------------
           RETAIL-BEDDING -- 0.0%
             Mattress Firm Holding Corp.+............    221 $ 13,965
                                                             --------
           RETAIL-BOOKSTORES -- 0.0%
             Barnes & Noble, Inc.+...................    604   13,179
                                                             --------
           RETAIL-BUILDING PRODUCTS -- 0.1%
             Lumber Liquidators Holdings, Inc.+......    404   21,723
             Tile Shop Holdings, Inc.+...............    413    3,556
                                                             --------
                                                               25,279
                                                             --------
           RETAIL-COMPUTER EQUIPMENT -- 0.0%
             PC Connection, Inc......................    142    3,387
             Systemax, Inc.+.........................    166    2,540
                                                             --------
                                                                5,927
                                                             --------
           RETAIL-CONVENIENCE STORE -- 0.8%
             Casey's General Stores, Inc.............    568   46,502
             Pantry, Inc.+........................... 14,705  378,948
                                                             --------
                                                              425,450
                                                             --------
           RETAIL-DISCOUNT -- 0.8%
             Citi Trends, Inc.+...................... 15,529  351,732
             Fred's, Inc., Class A...................    544    8,541
             HSN, Inc................................    490   32,374
             Tuesday Morning Corp.+..................    640   13,050
                                                             --------
                                                              405,697
                                                             --------
           RETAIL-HAIR SALONS -- 0.0%
             Regis Corp..............................    642   10,901
                                                             --------
           RETAIL-HOME FURNISHINGS -- 0.1%
             Haverty Furniture Cos., Inc.............    297    6,537
             Kirkland's, Inc.+.......................    216    3,845
             Pier 1 Imports, Inc.....................  1,394   17,982
             Restoration Hardware Holdings, Inc.+....    459   36,867
                                                             --------
                                                               65,231
                                                             --------
           RETAIL-HYPERMARKETS -- 0.0%
             Roundy's, Inc...........................    578    1,948
                                                             --------
           RETAIL-JEWELRY -- 0.0%
             Movado Group, Inc.......................    271    9,566
                                                             --------
           RETAIL-LEISURE PRODUCTS -- 0.5%
             MarineMax, Inc.+........................ 13,685  262,341
             West Marine, Inc.+......................    258    2,539
                                                             --------
                                                              264,880
                                                             --------
           RETAIL-MAJOR DEPARTMENT STORES -- 0.0%
             Sears Hometown and Outlet Stores, Inc.+.    171    2,572
                                                             --------
           RETAIL-MISC./DIVERSIFIED -- 0.1%
             Container Store Group, Inc.+............    254    4,684
             Five Below, Inc.+.......................    800   31,896
             Gaiam, Inc., Class A+...................    221    1,673
             PriceSmart, Inc.........................    276   24,572
                                                             --------
                                                               62,825
                                                             --------
           RETAIL-OFFICE SUPPLIES -- 0.1%
             Office Depot, Inc.+.....................  7,880   41,134
                                                             --------
           RETAIL-PAWN SHOPS -- 0.1%
             Cash America International, Inc.........    414   20,348
             Ezcorp, Inc., Class A+..................    757    8,539
             First Cash Financial Services, Inc.+....    427   25,227
                                                             --------
                                                               54,114
                                                             --------

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2014 -- (CONTINUED)

                                                                 VALUE
                    SECURITY DESCRIPTION                SHARES  (NOTE 4)
       ------------------------------------------------------------------
       COMMON STOCKS (CONTINUED)
       RETAIL-PET FOOD & SUPPLIES -- 0.0%
         PetMed Express, Inc...........................    298 $    3,937
                                                               ----------
       RETAIL-REGIONAL DEPARTMENT STORES -- 0.0%
         Bon-Ton Stores, Inc...........................    215      1,894
         Stage Stores, Inc.............................    468      7,895
                                                               ----------
                                                                    9,789
                                                               ----------
       RETAIL-RESTAURANTS -- 2.6%
         Biglari Holdings, Inc.+.......................     25      8,729
         BJ's Restaurants, Inc.+.......................    349     15,363
         Bloomin' Brands, Inc.+........................  1,137     21,501
         Bob Evans Farms, Inc..........................    364     17,781
         Bravo Brio Restaurant Group, Inc.+............    282      3,911
         Buffalo Wild Wings, Inc.+.....................    279     41,649
         Carrols Restaurant Group, Inc.+...............    518      3,994
         Cheesecake Factory, Inc.......................    737     33,858
         Chuy's Holdings, Inc.+........................  7,873    235,481
         Cracker Barrel Old Country Store, Inc.........    282     32,529
         Del Frisco's Restaurant Group, Inc.+..........    349      8,104
         Denny's Corp.+................................ 45,213    389,736
         DineEquity, Inc...............................    246     21,884
         Einstein Noah Restaurant Group, Inc...........    164      3,321
         Famous Dave's of America, Inc.+...............     69      1,799
         Fiesta Restaurant Group, Inc.+................  4,815    265,547
         Ignite Restaurant Group, Inc.+................    112        772
         Jack in the Box, Inc..........................    591     41,985
         Jamba, Inc.+..................................    254      3,391
         Krispy Kreme Doughnuts, Inc.+.................    961     18,182
         Nathan's Famous, Inc.+........................     47      3,378
         Noodles & Co.+................................    159      3,630
         Papa John's International, Inc................    451     21,089
         Papa Murphy's Holdings, Inc.+.................     87        809
         Popeyes Louisiana Kitchen, Inc.+..............    349     16,176
         Potbelly Corp.+...............................    219      2,794
         Red Robin Gourmet Burgers, Inc.+..............    210     11,544
         Ruby Tuesday, Inc.+...........................    905      6,950
         Ruth's Hospitality Group, Inc.................    531      6,462
         Sonic Corp....................................    801     20,193
         Texas Roadhouse, Inc..........................  1,026     29,621
         Zoe's Kitchen, Inc.+..........................     86      3,136
                                                               ----------
                                                                1,295,299
                                                               ----------
       RETAIL-SPORTING GOODS -- 0.1%
         Big 5 Sporting Goods Corp.....................    273      3,361
         Hibbett Sports, Inc.+.........................    382     17,339
         Sportsman's Warehouse Holdings, Inc.+.........    145      1,013
         Zumiez, Inc.+.................................    305     10,181
                                                               ----------
                                                                   31,894
                                                               ----------
       RETAIL-TOY STORES -- 0.0%
         Build-A-Bear Workshop, Inc.+..................    181      3,068
                                                               ----------
       RETAIL-VIDEO RENTALS -- 0.0%
         Outerwall, Inc.+..............................    300     18,981
                                                               ----------
       RETAIL-VITAMINS & NUTRITION SUPPLEMENTS -- 0.0%
         Vitamin Shoppe, Inc.+.........................    453     21,259
                                                               ----------
       RETIREMENT/AGED CARE -- 0.0%
         Five Star Quality Care, Inc.+.................    634      2,618
                                                               ----------

                                                              VALUE
                     SECURITY DESCRIPTION             SHARES (NOTE 4)
           ----------------------------------------------------------
           RUBBER-TIRES -- 0.1%
             Cooper Tire & Rubber Co.................   935  $ 30,116
                                                             --------
           RUBBER/PLASTIC PRODUCTS -- 0.1%
             Myers Industries, Inc...................   407     6,081
             Proto Labs, Inc.+.......................   333    21,768
                                                             --------
                                                               27,849
                                                             --------
           SATELLITE TELECOM -- 0.2%
             DigitalGlobe, Inc.+..................... 1,112    31,792
             Globalstar, Inc.+....................... 4,046     9,589
             Intelsat SA+............................   403     7,842
             Iridium Communications, Inc.+........... 1,187    11,277
             Loral Space & Communications, Inc.+.....   194    14,841
                                                             --------
                                                               75,341
                                                             --------
           SAVINGS & LOANS/THRIFTS -- 0.8%
             Astoria Financial Corp.................. 1,275    16,766
             Banc of California, Inc.................   409     4,814
             Bank Mutual Corp........................   687     4,527
             BankFinancial Corp......................   273     3,257
             Beneficial Mutual Bancorp, Inc.+........   431     5,788
             Berkshire Hills Bancorp, Inc............   370     9,539
             BofI Holding, Inc.+.....................   209    16,097
             Brookline Bancorp, Inc.................. 1,042     9,993
             Capitol Federal Financial, Inc.......... 2,108    27,004
             Charter Financial Corp..................   284     3,221
             Clifton Bancorp, Inc....................   391     5,091
             Dime Community Bancshares, Inc..........   484     7,623
             ESB Financial Corp......................   190     3,545
             EverBank Financial Corp................. 1,341    25,680
             First Defiance Financial Corp...........   142     4,349
             First Financial Northwest, Inc..........   217     2,517
             Flagstar Bancorp, Inc.+.................   298     4,685
             Flushing Financial Corp.................   446     8,982
             Fox Chase Bancorp, Inc..................   180     2,948
             HomeStreet, Inc.........................   218     3,798
             HomeTrust Bancshares, Inc.+.............   309     4,774
             Investors Bancorp, Inc.................. 5,281    56,771
             Kearny Financial Corp.+.................   205     2,919
             Meridian Bancorp, Inc.+.................   299     3,391
             Meta Financial Group, Inc...............    90     3,376
             Northfield Bancorp, Inc.................   790    11,250
             Northwest Bancshares, Inc............... 1,397    17,924
             OceanFirst Financial Corp...............   199     3,297
             Oritani Financial Corp..................   676     9,985
             Pacific Premier Bancorp, Inc.+..........   253     4,096
             Provident Financial Services, Inc.......   889    16,207
             Sterling Bancorp........................ 1,231    17,308
             Territorial Bancorp, Inc................   129     2,771
             United Community Financial Corp.........   745     3,814
             United Financial Bancorp, Inc...........   776    10,887
             Washington Federal, Inc................. 1,493    32,592
             Waterstone Financial, Inc...............   506     6,193
             WSFS Financial Corp.....................   131    10,303
                                                             --------
                                                              388,082
                                                             --------
           SCHOOLS -- 0.2%
             American Public Education, Inc.+........   257     7,965
             Bridgepoint Education, Inc.+............   244     3,084
             Bright Horizons Family Solutions, Inc.+.   453    20,186

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2014 -- (CONTINUED)

                                                                   VALUE
                     SECURITY DESCRIPTION                  SHARES (NOTE 4)
     ---------------------------------------------------------------------
     COMMON STOCKS (CONTINUED)
     SCHOOLS (CONTINUED)
       Capella Education Co...............................    161 $ 11,389
       Career Education Corp.+............................    990    5,742
       Education Management Corp.+........................    312      186
       Grand Canyon Education, Inc.+......................    688   32,955
       ITT Educational Services, Inc.+....................    344    3,478
       K12, Inc.+.........................................    506    6,274
       Strayer Education, Inc.+...........................    159   11,637
       Universal Technical Institute, Inc.................    319    3,799
                                                                  --------
                                                                   106,695
                                                                  --------
     SECURITY SERVICES -- 0.1%
       Ascent Capital Group, Inc., Class A+...............    204   13,117
       Brink's Co.........................................    714   14,994
       LifeLock, Inc.+....................................  1,187   20,072
                                                                  --------
                                                                    48,183
                                                                  --------
     SEISMIC DATA COLLECTION -- 0.0%
       Dawson Geophysical Co..............................    118    2,005
       Geospace Technologies Corp.+.......................    193    5,943
       ION Geophysical Corp.+.............................  1,903    5,328
                                                                  --------
                                                                    13,276
                                                                  --------
     SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 0.4%
       Cirrus Logic, Inc.+................................    914   17,640
       Cypress Semiconductor Corp.........................  2,325   23,041
       Emulex Corp.+......................................  1,171    6,628
       Exar Corp.+........................................    581    5,549
       Integrated Device Technology, Inc.+................  1,968   32,295
       MaxLinear, Inc., Class A+..........................    411    2,914
       Micrel, Inc........................................    656    7,964
       Pericom Semiconductor Corp.+.......................    327    3,574
       Power Integrations, Inc............................    448   22,561
       TriQuint Semiconductor, Inc.+......................  2,524   54,594
       Vitesse Semiconductor Corp.+.......................    813    2,829
                                                                  --------
                                                                   179,589
                                                                  --------
     SEMICONDUCTOR EQUIPMENT -- 0.8%
       Axcelis Technologies, Inc.+........................  1,639    3,573
       Brooks Automation, Inc.............................    984   12,133
       Cabot Microelectronics Corp.+......................    355   17,122
       Cascade Microtech, Inc.+...........................    188    2,019
       Cohu, Inc..........................................    372    3,794
       Entegris, Inc.+....................................  2,050   27,839
       FormFactor, Inc.+..................................    818    6,519
       MKS Instruments, Inc...............................    788   28,683
       Nanometrics, Inc.+.................................    353    4,780
       Photronics, Inc.+..................................    908    8,163
       Rudolph Technologies, Inc.+........................    489    4,293
       Tessera Technologies, Inc..........................    787   23,917
       Ultra Clean Holdings, Inc.+........................ 25,643  225,146
       Ultratech, Inc.+...................................    413    7,901
       Veeco Instruments, Inc.+...........................    590   21,234
       Xcerra Corp.+......................................    712    6,045
                                                                  --------
                                                                   403,161
                                                                  --------
     SILVER MINING -- 0.0%
       Hecla Mining Co....................................  5,058   11,026
                                                                  --------
     SOFTWARE TOOLS -- 0.2%
       Mandalay Digital Group, Inc.+...................... 24,100   92,303
                                                                  --------

                                                                  VALUE
                     SECURITY DESCRIPTION                 SHARES (NOTE 4)
       -----------------------------------------------------------------
       SPECIFIED PURPOSE ACQUISITIONS -- 0.0%
         National Bank Holdings Corp., Class A...........    607 $ 11,891
                                                                 --------
       STEEL PIPE & TUBE -- 0.1%
         Furmanite Corp.+................................    554    4,144
         Mueller Water Products, Inc., Class A...........  2,347   23,165
         Northwest Pipe Co.+.............................    140    5,009
         Omega Flex, Inc.................................     42    1,118
                                                                 --------
                                                                   33,436
                                                                 --------
       STEEL-PRODUCERS -- 0.1%
         AK Steel Holding Corp.+.........................  2,014   15,246
         Commercial Metals Co............................  1,735   29,998
         Schnitzer Steel Industries, Inc., Class A.......    387    9,114
         Shiloh Industries, Inc.+........................    122    2,079
         Worthington Industries, Inc.....................    758   29,297
                                                                 --------
                                                                   85,734
                                                                 --------
       STEEL-SPECIALTY -- 0.0%
         Universal Stainless & Alloy Products, Inc.+.....    104    2,674
                                                                 --------
       STORAGE/WAREHOUSING -- 0.1%
         Mobile Mini, Inc................................    688   30,155
         Wesco Aircraft Holdings, Inc.+..................    772   13,703
                                                                 --------
                                                                   43,858
                                                                 --------
       SUPRANATIONAL BANKS -- 0.0%
         Banco Latinoamericano de Comercio Exterior SA,
          Class E........................................    438   14,734
                                                                 --------
       TELECOM EQUIPMENT-FIBER OPTICS -- 0.2%
         Alliance Fiber Optic Products, Inc..............    185    2,389
         Ciena Corp.+....................................  1,547   25,928
         Clearfield, Inc.+...............................    169    2,481
         Finisar Corp.+..................................  1,426   23,843
         Harmonic, Inc.+.................................  1,396    9,311
         KVH Industries, Inc.+...........................    234    3,023
         Oclaro, Inc.+...................................  1,379    2,165
         Oplink Communications, Inc......................    272    5,671
                                                                 --------
                                                                   74,811
                                                                 --------
       TELECOM SERVICES -- 0.7%
         Consolidated Communications Holdings, Inc.......    744   19,270
         EarthLink Holdings Corp.........................  1,511    5,409
         FairPoint Communications, Inc.+.................    307    5,096
         GTT Communications, Inc.+.......................    207    2,687
         Hawaiian Telcom Holdco, Inc.+...................    156    4,196
         Inteliquent, Inc................................    479    8,062
         Lumos Networks Corp.............................    278    4,782
         NeuStar, Inc., Class A+.........................    826   21,815
         ORBCOMM, Inc.+..................................    657    4,152
         Premiere Global Services, Inc.+................. 22,731  237,993
         RigNet, Inc.+...................................    177    7,691
         Spok Holdings, Inc..............................    320    5,197
         Vonage Holdings Corp.+..........................  2,567    8,933
         West Corp.......................................    567   18,144
                                                                 --------
                                                                  353,427
                                                                 --------
       TELECOMMUNICATION EQUIPMENT -- 1.0%
         8x8, Inc.+...................................... 53,925  423,850
         ADTRAN, Inc.....................................    832   17,647
         Comtech Telecommunications Corp.................    226    8,604
         Numerex Corp., Class A+.........................    215    2,804

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2014 -- (CONTINUED)

                                                                   VALUE
                     SECURITY DESCRIPTION                  SHARES (NOTE 4)
     ---------------------------------------------------------------------
     COMMON STOCKS (CONTINUED)
     TELECOMMUNICATION EQUIPMENT (CONTINUED)
       Plantronics, Inc...................................    627 $ 32,522
       Preformed Line Products Co.........................     40    2,280
       ShoreTel, Inc.+....................................    922    7,459
       Sonus Networks, Inc.+..............................  3,623   12,572
                                                                  --------
                                                                   507,738
                                                                  --------
     TELEPHONE-INTEGRATED -- 0.6%
       Atlantic Tele-Network, Inc.........................    139    9,339
       Cincinnati Bell, Inc.+.............................  3,081   11,307
       General Communication, Inc., Class A+..............    528    6,194
       IDT Corp., Class B................................. 14,619  240,921
       Shenandoah Telecommunications Co...................    355   10,505
                                                                  --------
                                                                   278,266
                                                                  --------
     TELEVISION -- 0.1%
       Central European Media Enterprises, Ltd., Class A+.  1,039    2,525
       Gray Television, Inc.+.............................    730    6,745
       Sinclair Broadcast Group, Inc., Class A............  1,012   29,399
                                                                  --------
                                                                    38,669
                                                                  --------
     TEXTILE-APPAREL -- 0.0%
       Perry Ellis International, Inc.+...................    179    3,661
       Unifi, Inc.+.......................................    215    6,013
                                                                  --------
                                                                     9,674
                                                                  --------
     TEXTILE-PRODUCTS -- 0.0%
       Culp, Inc..........................................    129    2,447
       Dixie Group, Inc.+.................................    220    1,734
                                                                  --------
                                                                     4,181
                                                                  --------
     THEATERS -- 0.3%
       AMC Entertainment Holdings, Inc., Class A..........    311    7,900
       Carmike Cinemas, Inc.+.............................  4,196  134,482
       National CineMedia, Inc............................    897   14,262
       Reading International, Inc., Class A+..............    255    2,542
                                                                  --------
                                                                   159,186
                                                                  --------
     THERAPEUTICS -- 0.8%
       Actinium Pharmaceuticals, Inc.+....................    312    2,206
       Agios Pharmaceuticals, Inc.+.......................    200   16,806
       Akebia Therapeutics, Inc.+.........................    116    1,503
       Anika Therapeutics, Inc.+..........................    212    8,510
       AVANIR Pharmaceuticals, Inc.+...................... 11,822  152,977
       Bio-Path Holdings, Inc.+...........................  1,081    3,156
       Cara Therapeutics, Inc.+...........................     79      712
       Dyax Corp.+........................................  2,001   24,752
       Egalet Corp.+......................................     59      443
       Esperion Therapeutics, Inc.+.......................     68    1,989
       Flexion Therapeutics, Inc.+........................     68    1,332
       Hyperion Therapeutics, Inc.+.......................  5,041  122,496
       MannKind Corp.+....................................  3,360   20,194
       Mirati Therapeutics, Inc.+.........................    106    1,778
       Neurocrine Biosciences, Inc.+......................  1,118   20,705
       Northwest Biotherapeutics, Inc.+...................    523    2,751
       Osiris Therapeutics, Inc.+.........................    280    3,816
       Portola Pharmaceuticals, Inc.+.....................    544   15,504
       Sarepta Therapeutics, Inc.+........................    599    9,686
       Threshold Pharmaceuticals, Inc.+...................    769    2,253
       Vital Therapies, Inc.+.............................     76    1,312
       Xencor, Inc.+......................................    215    2,320
                                                                  --------
                                                                   417,201
                                                                  --------

                                                            VALUE
                     SECURITY DESCRIPTION           SHARES (NOTE 4)
             ------------------------------------------------------
             TOBACCO -- 0.1%
               22nd Century Group, Inc.+...........    605 $  1,331
               Alliance One International, Inc.+...  1,297    2,633
               Universal Corp......................    342   15,219
               Vector Group, Ltd...................  1,017   22,720
                                                           --------
                                                             41,903
                                                           --------
             TOYS -- 0.0%
               JAKKS Pacific, Inc.+................    274    1,748
               LeapFrog Enterprises, Inc.+.........    962    5,118
                                                           --------
                                                              6,866
                                                           --------
             TRANSACTIONAL SOFTWARE -- 0.2%
               ACI Worldwide, Inc.+................  1,677   32,266
               Bottomline Technologies de, Inc.+...    580   14,552
               InnerWorkings, Inc.+................    516    4,685
               Synchronoss Technologies, Inc.+.....    519   26,817
                                                           --------
                                                             78,320
                                                           --------
             TRANSPORT-AIR FREIGHT -- 0.0%
               Air Transport Services Group, Inc.+.    770    6,299
               Atlas Air Worldwide Holdings, Inc.+.    371   13,697
                                                           --------
                                                             19,996
                                                           --------
             TRANSPORT-EQUIPMENT & LEASING -- 0.1%
               General Finance Corp.+..............    162    1,396
               Greenbrier Cos., Inc................    406   25,391
               TAL International Group, Inc........    502   21,651
               Textainer Group Holdings, Ltd.......    317   10,918
                                                           --------
                                                             59,356
                                                           --------
             TRANSPORT-MARINE -- 0.3%
               Ardmore Shipping Corp...............    266    2,695
               Baltic Trading, Ltd.................    725    2,719
               CAI International, Inc.+............    241    5,073
               DHT Holdings, Inc...................  1,023    6,813
               Dorian LPG, Ltd.+...................    109    1,562
               Frontline, Ltd.+....................    977    1,378
               GasLog, Ltd.........................    620   12,908
               Hornbeck Offshore Services, Inc.+...    534   16,372
               International Shipholding Corp......     83    1,663
               Knightsbridge Shipping, Ltd.........    494    4,337
               Navios Maritime Acquisition Corp....  1,213    3,845
               Navios Maritime Holdings, Inc.......  1,168    6,880
               Nordic American Tankers, Ltd........  1,314   11,103
               Safe Bulkers, Inc...................    573    3,060
               Scorpio Bulkers, Inc.+..............  1,986    9,712
               Scorpio Tankers, Inc................  2,537   22,148
               Ship Finance International, Ltd.....    871   14,972
               Teekay Tankers, Ltd., Class A.......    916    3,884
               Ultrapetrol Bahamas, Ltd.+..........    314      945
                                                           --------
                                                            132,069
                                                           --------
             TRANSPORT-SERVICES -- 0.7%
               CHC Group, Ltd.+....................    493    3,313
               Echo Global Logistics, Inc.+........    346    9,041
               Era Group, Inc.+....................    300    7,017
               Hub Group, Inc., Class A+...........    542   19,669
               Matson, Inc.........................    634   18,062
               Radiant Logistics, Inc.+............ 64,164  248,315

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2014 -- (CONTINUED)

                                                               VALUE
                     SECURITY DESCRIPTION              SHARES (NOTE 4)
          ------------------------------------------------------------
          COMMON STOCKS (CONTINUED)
          TRANSPORT-SERVICES (CONTINUED)
            Universal Truckload Services, Inc.........     96 $  2,527
            UTi Worldwide, Inc.+......................  1,347   14,723
            XPO Logistics, Inc.+......................    774   30,898
                                                              --------
                                                               353,565
                                                              --------
          TRANSPORT-TRUCK -- 0.9%
            ArcBest Corp..............................    383   14,822
            Celadon Group, Inc........................    308    5,994
            Forward Air Corp..........................    460   22,020
            Heartland Express, Inc....................    801   20,137
            Knight Transportation, Inc................    880   25,749
            Marten Transport, Ltd.....................    351    6,887
            P.A.M. Transportation Services, Inc.+.....     47    2,020
            Patriot Transportation Holding, Inc.+.....     98    4,151
            Quality Distribution, Inc.+............... 21,373  276,994
            Roadrunner Transportation Systems, Inc.+..    411    8,471
            Saia, Inc.+...............................    363   17,794
            Swift Transportation Co.+.................  1,253   30,949
            USA Truck, Inc.+..........................     92    1,555
            Werner Enterprises, Inc...................    659   18,149
            YRC Worldwide, Inc.+......................    460    9,862
                                                              --------
                                                               465,554
                                                              --------
          TRAVEL SERVICES -- 0.0%
            Interval Leisure Group, Inc...............    586   12,329
                                                              --------
          VETERINARY DIAGNOSTICS -- 0.6%
            Aratana Therapeutics, Inc.+...............    360    4,032
            Heska Corp.+.............................. 19,400  271,406
            Kindred Biosciences, Inc.+................    155    1,421
            Neogen Corp.+.............................    541   23,750
            Phibro Animal Health Corp., Class A.......    217    5,625
                                                              --------
                                                               306,234
                                                              --------
          VIRTUAL REALITY PRODUCTS -- 0.0%
            RealD, Inc.+..............................    592    6,701
                                                              --------
          VITAMINS & NUTRITION PRODUCTS -- 0.1%
            Natural Grocers by Vitamin Cottage, Inc.+.    132    2,391
            Nature's Sunshine Products, Inc...........    161    2,399
            Nutraceutical International Corp.+........    128    2,877
            Omega Protein Corp.+......................    307    4,436
            Synutra International, Inc.+..............    255    1,614
            USANA Health Sciences, Inc.+..............     88   10,030
                                                              --------
                                                                23,747
                                                              --------
          WATER -- 0.1%
            American States Water Co..................    572   20,466
            Artesian Resources Corp., Class A.........    113    2,517
            California Water Service Group............    706   18,377
            Connecticut Water Service, Inc............    161    5,984
            Middlesex Water Co........................    237    5,344
            PICO Holdings, Inc.+......................    335    7,404
            SJW Corp..................................    232    7,415
            York Water Co.............................    189    4,154
                                                              --------
                                                                71,661
                                                              --------
          WATER TREATMENT SYSTEMS -- 0.0%
            Energy Recovery, Inc.+....................    566    2,592
                                                              --------

                                                                VALUE
                   SECURITY DESCRIPTION                SHARES  (NOTE 4)
      -------------------------------------------------------------------
      WEB HOSTING/DESIGN -- 0.1%
        Endurance International Group Holdings, Inc.+.    444 $     7,379
        NIC, Inc......................................    961      17,711
        Q2 Holdings, Inc.+............................    144       2,173
        Rightside Group, Ltd.+........................    129       1,222
        Web.com Group, Inc.+..........................    763      15,664
        Wix.com, Ltd.+................................    204       3,466
                                                              -----------
                                                                   47,615
                                                              -----------
      WEB PORTALS/ISP -- 0.0%
        Blucora, Inc.+................................    622      10,543
                                                              -----------
      WIRE & CABLE PRODUCTS -- 0.7%
        Belden, Inc...................................    643      45,775
        Encore Wire Corp..............................    305      11,572
        General Cable Corp............................    716      10,146
        Insteel Industries, Inc....................... 10,828     258,139
                                                              -----------
                                                                  325,632
                                                              -----------
      WIRELESS EQUIPMENT -- 0.9%
        Aerohive Networks, Inc.+......................    140         700
        Aruba Networks, Inc.+.........................  1,574      33,967
        CalAmp Corp.+................................. 13,890     267,799
        Gogo, Inc.+...................................    823      13,670
        InterDigital, Inc.............................    597      29,510
        RF Micro Devices, Inc.+.......................  4,216      54,850
        Ruckus Wireless, Inc.+........................    956      12,409
        Telenav, Inc.+................................    401       2,895
        Tessco Technologies, Inc......................     85       2,699
        Ubiquiti Networks, Inc........................    437      15,631
        ViaSat, Inc.+.................................    609      38,148
                                                              -----------
                                                                  472,278
                                                              -----------
      WOUND, BURN & SKIN CARE -- 0.5%
        Derma Sciences, Inc.+.........................    334       3,040
        IGI Laboratories, Inc.+....................... 26,668     261,613
                                                              -----------
                                                                  264,653
                                                              -----------
      TOTAL COMMON STOCKS
         (cost $46,999,463)...........................         49,558,748
                                                              -----------
      EXCHANGE-TRADED FUNDS -- 1.1%
        iShares Russell 2000 Index Fund
         (cost $535,160)..............................  4,661     543,286
                                                              -----------
      TOTAL LONG-TERM INVESTMENT SECURITIES
         (cost $47,534,623)...........................         50,102,034
                                                              -----------

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2014 -- (CONTINUED)

                                                  PRINCIPAL   VALUE
                  SECURITY DESCRIPTION             AMOUNT    (NOTE 4)
        ---------------------------------------------------------------
        SHORT-TERM INVESTMENT SECURITIES -- 0.4%
        TIME DEPOSITS -- 0.4%
          Euro Time Deposit with State Street
           Bank and Trust Co.
           0.01% due 11/03/2014
           (cost $219,000)....................... $219,000  $   219,000
                                                            -----------
        TOTAL INVESTMENTS
           (cost $47,753,623)(2).................     99.7%  50,321,034
        Other assets less liabilities............      0.3      171,141
                                                  --------  -----------
        NET ASSETS                                   100.0% $50,492,175
                                                  ========  ===========

--------
+  Non-income producing security
(1)Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 4.
(2)See Note 7 for cost of investments on a tax basis.
(3)Illiquid security. At October 31, 2014, the aggregate value of these securities was $0.00 representing 0.0% of net assets.

CVR -- Contingent Value Rights.

The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2014 (see Note 4):

                                   LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                       QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS      TOTAL
                                   --------------------- ----------------- ---------------------- -----------
ASSETS:
Long-Term Investment Securities:
  Common Stocks:
   Banks-Commercial...............      $ 2,921,337          $     --               $--           $ 2,921,337
   Cellular Telecom...............           10,798                --                 0                10,798
   Medical-Drugs..................        2,239,904                --                 0             2,239,904
   Other Industries*..............       44,386,709                --                --            44,386,709
  Exchange-Traded Funds...........          543,286                --                --               543,286
Short-Term Investment Securities:
  Time Deposits...................               --           219,000                --               219,000
                                        -----------          --------               ---           -----------
TOTAL                                   $50,102,034          $219,000               $ 0           $50,321,034
                                        ===========          ========               ===           ===========

--------
* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of securities by industry classification, please refer to the Portfolio of Investments.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

At the beginning and end of the reporting period, Level 3 investments in securities were not considered a material portion of the Funds.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2014

Note 1. Organization

   SunAmerica Specialty Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company and is organized as a Delaware Statutory Trust. The Trust consists of seven different investment funds (each a "Fund" and collectively, the "Funds") as of October 31, 2014. Each Fund is managed by SunAmerica Asset Management, LLC (the "Adviser" or "SunAmerica"). An investor may invest in one or more of the following Funds: SunAmerica Alternative Strategies Fund (the "Alternative Strategies Fund"), SunAmerica Global Trends Fund (the "Global Trends Fund"), SunAmerica Focused Alpha Growth Fund (the "Focused Alpha Growth Fund"), SunAmerica Focused Alpha Large-Cap Fund (the "Focused Alpha Large-Cap Fund"), SunAmerica Income Explorer Fund (the "Income Explorer Fund") and SunAmerica Small-Cap Fund ("the Small-Cap Fund").

   On June 18, 2012, the Class A and Class C shares of the 2020 High Watermark Fund were closed to new investments as a result of an Early Closure Condition, as defined in the prospectus, which was caused by certain low interest rate conditions. The Class I shares of the Fund closed to new investments effective August 31, 2012 as a result of the same Early Closure Condition. This Early Closure Condition does not require the Fund to irrevocably allocate its assets to its fixed income portfolio.

   In reorganizations that occurred on January 23, 2012 (the "Reorganizations"), the Focused Alpha Growth Fund and Focused Alpha Large-Cap Fund acquired the assets and assumed the liabilities of the Focused Alpha Growth Fund, Inc. and the Focused Alpha Large-Cap Fund, Inc., respectively (each a "Predecessor Fund" and together, the "Predecessor Funds"), both closed-end registered investment companies, in exchange for Class A shares of Focused Alpha Growth Fund and Focused Alpha Large-Cap Fund, respectively. These transactions were structured to qualify as a tax-free reorganizations under the Internal Revenue Code. As a result of the Reorganizations, each of the Focused Alpha Growth Fund and Focused Alpha Large-Cap Fund carried forward the performance and accounting history of the corresponding Predecessor Fund, as each Predecessor Fund is the accounting survivor of the respective Reorganization. The most recent fiscal year end of the Predecessor Funds was December 31, 2011.

   The Funds are considered to be separate entities for financial and tax reporting purposes. The investment objective and principal investment techniques for each Fund are as follows:

   The 2020 High Watermark Fund seeks capital appreciation to the extent consistent with the preservation of capital investment gains in order to have a net asset value ("NAV") on August 31, 2020, its Protected Maturity Date, at least equal to the protected high watermark value ("Protected High Watermark Value"). The Fund seeks high total return as a secondary objective. The Protected High Watermark Value for the Fund is the highest NAV per share attained, (i) reduced by an amount that is proportionate to the sum of all dividends and distributions paid by the Fund subsequent to the time that the highest NAV was achieved, (ii) reduced by extraordinary expenses, if any, and (iii) increased by appreciation in share value to the extent such appreciation exceeds this adjusted share value subsequent to the last paid dividend or distribution. The Fund's undertaking (the "Payment Undertaking") that shareholders in the Fund will be entitled to redeem their shares on the Protected Maturity Date for the Protected High Watermark Value is backed by a master agreement between the Trust, on behalf of the Fund, and Prudential Global Funding, LLC ("PGF"), under which PGF will pay to the Fund any shortfall between its Protected High Watermark Value and the actual NAV per share on the Fund's Protected Maturity Date, provided certain conditions are met. Pursuant to the Master Agreement between the Trust and PGF, the Fund pays PGF a fee at an annual rate of 0.35% of the average daily net assets of the Fund.

   If the NAV of the 2020 High Watermark Fund at its Protected Maturity Date is insufficient to satisfy the Payment Undertaking, a shareholder's ability to receive the Protected High Watermark Value will depend on the Fund's ability to collect the difference under the Master Agreement with PGF. A shareholder's ability to rely on the Master Agreement is subject to certain conditions and restrictions that may reduce, or eliminate, the Fund's ability to meet the Payment Undertaking.

   The 2020 High Watermark Fund is subject to conditions of the Master Agreement that require Trajectory Asset Management LLC ("Trajectory"), the Fund's subadviser, to provide certain information to PGF on a daily basis and to follow certain parameters and proprietary mathematical formulae in making investment allocation decisions. These limitations are designed to reduce, but do not eliminate, the risk that the Fund's assets will be insufficient to allow the Fund to redeem shares at not less than the Protected High Watermark Value on its Protected Maturity Date.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2014 -- (CONTINUED)


   While Trajectory intends to meet all obligations under the Master Agreement, a failure to meet the commercially negotiated terms could permit PGF to cancel the Master Agreement and thus terminate its obligations to make any payment to the 2020 High Watermark Fund if a shortfall exists to the Payment Undertaking on the Protected Maturity Date. In this event, shareholders will not receive the Protected High Watermark Value but instead will receive the Fund's then-current net asset value when they redeem their shares, which may be lower than the Protected High Watermark Value and lower than the shareholder's initial investment.

   As described under Note 5, SunAmerica has contractually agreed to reduce its fees in the event that the 2020 High Watermark Fund becomes completely invested in fixed income securities. However, if this reduction in fees is not sufficient to reduce total annual operating expenses to an extent that they are covered by the current yield on the Fund's fixed income securities, and the Fund is within three years of its Protected Maturity Date, that date will be accelerated and the Trust's Board of Trustees will consider appropriate action under all of the circumstances as described below. PGF may, however, permit the Fund to hold a higher proportion of its assets in obligations of U.S. government agencies and instrumentalities (which generally pay higher rates of interest than direct obligations of the U.S. Treasury) in order to avoid this circumstance.

   Under the Master Agreement, if certain low interest rate conditions occur and the 2020 High Watermark Fund is within three years of its initial Protected Maturity Date, the Fund can terminate early. If the Fund terminates early under these circumstances ("Early Fund Termination"), the 2020 High Watermark Fund's Protected High Watermark Value will be accelerated and shareholders will receive the benefit of the Protected High Watermark Value. Thereafter, the Trust's Board of Trustees will consider appropriate action under all of the circumstances. These actions could include liquidating the Fund or continuing to operate the Fund and pursuing a strategy other than the High Watermark Strategy. Shareholders will receive 30 days' written notice of any shareholder distribution of liquidation proceeds or other action following a Protected Maturity Date or Early Fund Termination.

   Please refer to the 2020 High Watermark Fund's prospectus for additional details concerning the calculation of the Protected High Watermark Value, the Payment Undertaking, the Master Agreement, an Early Closure Condition and an Early Fund Termination.

   The Alternative Strategies Fund seeks to provide long-term total return by utilizing an actively managed quantitative investment process to provide exposure to a diversified portfolio of alternative, or non-traditional, investment strategies and asset classes, and by investing in U.S. Government Securities and other fixed income securities.

   The Global Trends Fund seeks to provide capital appreciation by utilizing an actively managed rules based investment process to allocate assets across a diversified, broad-based spectrum of asset classes, including the global equity and fixed income market, currencies and commodities.

   The Focused Alpha Growth Fund seeks to provide growth of capital through active trading of equity securities of large, small and mid-cap companies.

   The Focused Alpha Large-Cap Fund seeks to provide growth of capital through active trading of equity securities to achieve a blend of growth companies, value companies and companies that have elements of growth and value, issued by large-cap companies. Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowing for investment purposes, in large-cap companies.

   The Income Explorer Fund seeks to achieve its investment objectives primarily by strategically allocating its assets among a preferred securities strategy, closed-end fund strategy and global dividend equity strategy. Through this combination of investments, the Fund expects to gain exposure to a broad range of income-producing investments, including both fixed income and equity securities.

   The Small-Cap Fund seeks to provide long-term growth of capital by strategically allocating its assets between a small-cap index strategy and a micro-cap growth strategy.

   Each Fund, except for the Focused Alpha Growth Fund and Focused Alpha Large-Cap Fund, is a "diversified" Fund within the meaning of the 1940 Act.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2014 -- (CONTINUED)


   Each Fund offers multiple classes of shares of beneficial interest. The classes within each Fund are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

   Class A shares are offered at net asset value per share plus an initial sales charge. Additionally, any purchases of Class A shares in excess of $1,000,000 will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within two years of purchase.

   Class C shares are offered at net asset value and may be subject to a contingent deferred sales charge on redemptions made within 12 months of purchase. Class C shares of the 2020 High Watermark Fund will convert automatically to Class A shares approximately eight years after purchase and at such time will be subject to the lower distribution fee applicable to Class A shares.

   Class I shares are offered at net asset value per share. The class is offered exclusively to participants in certain employee retirement plans and other programs.

   Class W shares are offered at net asset value per share. The class is offered exclusively through advisory fee-based programs sponsored by certain financial intermediaries and other programs.

   Each class of shares bears the same voting, dividend, liquidation and other rights and conditions, except as may otherwise be provided in the Funds' registration statement. Class A and Class C shares make distribution and account maintenance fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act except that Class C shares are subject to higher distribution fee rates. Class I shares and Class W shares have not adopted 12b-1 Plans and make no payments thereunder, however, Class I shares and Class W shares pay a service fee to the Funds' distributor for administrative and shareholder services (see Note 5).

   Class A shares acquired in connection with the Reorganizations were subject to a redemption fee of 1.00% of the total redemption amount (calculated at net asset value) on fund shares redeemed or exchanged on or before April 20, 2012. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative daily net assets of each class.

   INDEMNIFICATIONS: The Trust's organizational documents provide current and former officers and trustees with a limited indemnification against liabilities arising out of the performance of their duties to the Trust. In addition, pursuant to Indemnification Agreements between the Trust and each of the current trustees who is not an "interested person," as defined in
   Section 2(a)(19) of the 1940 Act, of the Trust (collectively, the "Disinterested Trustees"), the Trust provides the Disinterested Trustees with a limited indemnification against liabilities arising out of the performance of their duties to the Trust, whether such liabilities are asserted during or after their service as trustees. In addition, in the normal course of business the Trust enters into contracts that contain the obligation to indemnify others. The Trust's maximum exposure under these arrangements is unknown. Currently, however, the Trust expects the risk of loss to be remote.

Note 2. Basis for consolidation for the SunAmerica Alternative Strategies Cayman Fund, Ltd. and SunAmerica Global Trends Cayman Fund, Ltd.

   The SunAmerica Alternative Strategies Cayman Fund, Ltd. (the "Alternative Strategies Subsidiary"), a Cayman Islands exempted company, was incorporated on October 20, 2008, and is a wholly-owned subsidiary of the Alternative Strategies Fund. The Alternative Strategies Subsidiary commenced operations on May 22, 2009 and was organized as a wholly-owned subsidiary of the Alternative Strategies Fund in order to effect certain investments on behalf of the Alternative Strategies Fund consistent with the investment objectives and policies in the Alternative Strategies Fund's prospectus and statement of additional information. With respect to its investments, the Alternative Strategies Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Alternative Strategies Fund; however, the Alternative Strategies Subsidiary (unlike the Alternative Strategies Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked and hedge fund-linked derivative instruments that may otherwise be limited if purchased by the Alternative Strategies Fund due to federal tax requirements relating to qualifying income. The Alternative

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        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2014 -- (CONTINUED)

   Strategies Fund and Alternative Strategies Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investment in certain securities that may involve leverage, the Alternative Strategies Subsidiary will comply with asset segregation or "earmarking" requirements to the same extent as the Alternative Strategies Fund. The Alternative Strategies Fund may invest up to 25% of its assets in the Alternative Strategies Subsidiary. As of October 31, 2014, net assets of the Alternative Strategies Fund were $64,958,541, of which approximately $15,403,806, or approximately 23.7%, represented the Alternative Strategies Fund's ownership of all issued shares and voting rights of the Alternative Strategies Subsidiary.

   The SunAmerica Global Trends Cayman Fund, Ltd. (the "Global Trends Subsidiary"), a Cayman Islands exempted company, was incorporated on March 17, 2011, and is a wholly-owned subsidiary of the Global Trends Fund. The Global Trends Subsidiary commenced operations on June 17, 2011 and was organized as a wholly-owned subsidiary of the Global Trends Fund in order to effect certain investments on behalf of the Global Trends Fund consistent with the investment objectives and policies in the Global Trends Fund's prospectus and statement of additional information. With respect to its investments, the Global Trends Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Global Trends Fund; however, the Global Trends Subsidiary (unlike the Global Trends Fund) may invest without limitation in commodity-linked instruments that may otherwise be limited if purchased by the Global Trends Fund due to federal tax requirements relating to qualifying income. The Global Trends Fund and Global Trends Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investment in certain securities that may involve leverage, the Global Trends Subsidiary will comply with asset segregation or "earmarking" requirements to the same extent as the Global Trends Fund. The Global Trends Fund may invest up to 25% of its assets in the Global Trends Subsidiary. As of October 31, 2014, net assets of the Global Trends Fund were $53,475,187, of which approximately $12,033,859, or approximately 22.5%, represented the Global Trends Fund's ownership of all issued shares and voting rights of the Global Trends Subsidiary.

Note 3. Fund Mergers

   Pursuant to a plan of reorganization, all of the assets and liabilities of the Focused Small-Cap Growth Portfolio, a series of SunAmerica Series, Inc., were transferred in a tax-free exchange to the Focused Alpha Growth Fund, in exchange for shares of the Focused Alpha Growth Fund. The reorganization was consummated on July 22, 2013. The acquiring fund acquired all of the assets and liabilities of the target fund as shown in the table below.

   Class A and Class B shares of the Focused Small-Cap Growth Portfolio were exchanged tax-free for Class A shares of Focused Alpha Growth Fund at an exchange ratio of 0.64 to 1 and 0.54 to 1, respectively. Class C shares of the Focused Small-Cap Growth Portfolio were exchanged tax-free for Class C shares of Focused Alpha Growth Fund at an exchange ratio of 0.55 to 1. Class I shares of the Focused Small-Cap Growth Portfolio were exchanged tax-free for Class W shares of Focused Alpha Growth Fund at an exchange ratio of 0.66 to 1. Shares of the Focused Alpha Growth Fund issued in connection with the acquisition of the Focused Small-Cap Growth Portfolio were 6,205,050 with a value of $141,677,844. The assets in the investment portfolio of the Focused Small-Cap Growth Portfolio with a value of $141,916,849 and identified cost of $119,711,124 as of the date of the reorganization, were the principal assets acquired by the acquiring fund. For financial statement purposes, assets received and shares issued by the acquiring fund were recorded at value; however, the cost basis of the investments received from the target fund were carried forward to align ongoing reporting of the acquiring fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

   The following is a summary of the shares outstanding, net assets, net asset value per share and net unrealized appreciation (depreciation) immediately before and after the reorganization:

                                                             NET ASSET NET UNREALIZED
                                      SHARES        NET        VALUE    APPRECIATION
                                    OUTSTANDING    ASSETS    PER SHARE (DEPRECIATION)
                                    ----------- ------------ --------- --------------
Target Portfolio
Focused Small-Cap Growth Portfolio.                                     $22,205,725
Class A............................  8,209,610  $120,203,448  $14.64
Class B............................    582,073     7,205,458   12.38
Class C............................  1,124,179    13,899,595   12.36
Class I............................     24,416       369,343   15.13

68

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        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2014 -- (CONTINUED)

                                                    NET ASSET NET UNREALIZED
                             SHARES        NET        VALUE    APPRECIATION
                           OUTSTANDING    ASSETS    PER SHARE (DEPRECIATION)
                           ----------- ------------ --------- --------------
Acquiring Portfolio
Focused Alpha Growth Fund.                                     $ 84,733,521
Class A................... 13,440,236  $307,168,509  $22.85
Class C...................  2,064,779    46,731,861   22.63
Class W...................    857,550    19,663,419   22.93
Post Reorganization
Focused Alpha Growth Fund.                                     $106,939,246
Class A................... 19,015,047  $434,577,415  $22.85
Class C...................  2,678,910    60,631,456   22.63
Class W...................    873,658    20,032,762   22.93

   Assuming the reorganization had been completed on November 1, 2012, the beginning of the annual reporting period for the acquiring fund, the unaudited pro forma results of operations for the period ended October 31, 2013, are as follows:

Net investment income (loss)................... $ (4,855,797)
Net realized/unrealized gains (losses).........  127,774,435
                                                ------------
Change in net assets resulting from operations. $122,918,638
                                                ============

   Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the target fund that have been included in the Statement of Operations since July 22, 2013.

   Pursuant to separate plans of reorganization, all of the assets and liabilities of the SunAmerica Value Fund, a series of SunAmerica Equity Funds, and Focused Large-Cap Growth Portfolio, a series of SunAmerica Series, Inc., were transferred in a tax-free exchange to the Focused Alpha Large-Cap Fund, in exchange for shares of the Focused Alpha Large-Cap Fund. The reorganizations were consummated on October 28, 2013. The acquiring fund acquired all of the assets and liabilities of the target funds as shown in the table below.

   Class A and Class B shares of the SunAmerica Value Fund were exchanged tax-free for Class A shares of Focused Alpha Large-Cap Fund at an exchange ratio of 0.69 to 1, and 0.64 to 1, respectively. Class C shares of the SunAmerica Value Fund were exchanged tax-free for Class C shares of Focused Alpha Large-Cap Fund at an exchange ratio of 0.65 to 1. Shares of the Focused Alpha Large-Cap Fund issued in connection with the acquisition of the SunAmerica Value Fund were 4,825,314 with a value of $117,688,841. The assets in the investment fund of the SunAmerica Value Fund with a value of $117,772,716 and identified cost of $113,080,223 as of the date of the reorganization, were the principal assets acquired by the acquiring fund. For financial statement purposes, assets received and shares issued by the acquiring fund were recorded at value; however, the cost basis of the investments received from the target fund were carried forward to align ongoing reporting of the acquiring fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

   Class A and Class B shares of the Focused Large-Cap Growth Portfolio were exchanged tax-free for Class A shares of Focused Alpha Large-Cap Fund at an exchange ratio of 0.88 to 1, and 0.78 to 1, respectively. Class C shares of the Focused Large-Cap Growth Portfolio were exchanged tax-free for Class C shares of Focused Alpha Large-Cap Fund at an exchange ratio of 0.80 to 1. Shares of the Focused Alpha Large-Cap Fund issued in connection with the acquisition of the Focused Large-Cap Growth Portfolio were 12,055,950 with a value of $293,805,253. The assets in the investment fund of the Focused Large-Cap Growth Portfolio with a value of $294,098,834 and identified cost of $273,900,011 as of the date of the reorganization, were the principal assets acquired by the acquiring fund. For financial statement purposes, assets received and shares issued by the acquiring fund were recorded at value; however, the cost basis of the investments received from the target fund were carried forward to align ongoing reporting of the acquiring fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2014 -- (CONTINUED)


   The following is a summary of the shares outstanding, net assets, net asset value per share and net unrealized appreciation (depreciation) immediately before and after the reorganization:

                                                             NET ASSET NET UNREALIZED
                                      SHARES        NET        VALUE    APPRECIATION
                                    OUTSTANDING    ASSETS    PER SHARE (DEPRECIATION)
                                    ----------- ------------ --------- --------------
Target Portfolios
SunAmerica Value Fund..............                                     $ 4,692,493
Class A............................  5,738,126  $ 96,360,436  $16.79
Class B............................    309,811     4,880,519   15.75
Class C............................  1,048,415    16,447,886   15.69
Focused Large-Cap Growth Portfolio.                                     $20,198,823
Class A............................ 10,179,932  $218,386,283  $21.45
Class B............................    635,452    12,150,961   19.12
Class C............................  3,291,565    63,268,009   19.22
Acquiring Portfolio
Focused Alpha Large-Cap Fund.......                                     $66,353,818
Class A............................ 11,487,070  $280,587,605  $24.43
Class C............................  1,642,556    39,696,207   24.17
Class W............................    100,765     2,471,541   24.53
Post Reorganization
Focused Alpha Large-Cap Fund.......                                     $91,245,134
Class A............................ 25,069,827  $612,365,804  $24.43
Class C............................  4,941,063   119,412,102   24.17
Class W............................    100,765     2,471,541   24.53

   Assuming the reorganization had been completed on November 1, 2012, the beginning of the annual reporting period for the acquiring fund, the unaudited pro forma results of operations for the period ended October 31, 2013, are as follows:

Net investment income (loss)..................... $ (1,926,881)
Net realized/unrealized gains (losses)...........  174,033,638
                                                  ------------
Change in net assets resulting from operations .. $172,106,757
                                                  ============

   Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the target fund that have been included in the Statement of Operations since
   October 28, 2013.

Note 4. Significant Accounting Policies

   The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be significant. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements:

   SECURITY VALUATION: In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Funds would receive upon selling an asset or transferring a liability in a timely transaction to an independent third party in the principal or most advantageous market. GAAP established a three-tier hierarchy to provide more transparency around the inputs used to measure fair value and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the

70

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        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2014 -- (CONTINUED)

   reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tiers are as follows:

   Level 1 -- Unadjusted quoted prices in active markets for identical securities
   Level 2 -- Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board of Trustees ("the Board") , etc.).
   Level 3 -- Significant unobservable inputs (includes inputs that reflect the Funds' own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances.)

   Changes in valuation techniques may result in transfers in or out of an investment's assigned Level within the hierarchy. The methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

   The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is recently issued and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

   The summary of inputs used to value the Funds' net assets as of October 31, 2014 are reported on a schedule following the Portfolio of Investments.

   Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded and are generally categorized as Level 1. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

   As of the close of regular trading on the New York Stock Exchange ("NYSE"), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, the Funds use the exchange that is the primary market for the security. Such securities are generally categorized as Level 1. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund's shares, and a Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, the Funds use an outside pricing service to provide it with closing market prices and information used for adjusting those prices and when so adjusted, such securities and futures are generally categorized as Level 2.

   Bonds, debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at evaluated bid prices obtained for the day of valuation from a board-approved pricing service, and are generally categorized as Level 2. The pricing service may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in

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        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2014 -- (CONTINUED)

   such characteristics as rating, interest rate, and maturity date, option adjusted spread models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a price is unavailable from a board-approved pricing service, the securities may be priced at the mean of two independent quotes obtained from brokers.

   Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day, and are generally categorized as Level 2.

   Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Registered investment companies are generally categorized as Level 1.

   Futures contracts traded on national securities exchanges are valued at the quoted daily settlement price established by the exchange on which they trade reported by a Board-approved pricing service, and are generally categorized as Level 1. Option contracts traded on national securities exchanges are valued at the mean of the last bid and ask price reported by a Board-approved pricing service as of the close of the exchange for which they are traded, and are generally categorized as Level 1. Option contracts traded over the counter will be valued based upon the average of quotations received from at least two brokers in such securities or currencies, and are generally categorized as Level 1. Forward foreign currency contracts ("forward contracts") are valued at the 4:00pm eastern time forward rate and are generally categorized as Level 2.

   Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or over-the-counter, and are generally categorized as Level 1 or Level 2.

   The Board is responsible for the share valuation process and has adopted policies and procedures (the "PRC procedures") for valuing the securities and other assets held by the Funds, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Trust's fair valuation procedures. Securities for which market quotations are not readily available or the values of which may be significantly impacted by the occurence of developments or significant events are generally categorized as Level 3. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

   DERIVATIVE INSTRUMENTS:

   Futures: The 2020 High Watermark Fund may invest in exchange traded S&P 500 Index futures to generate equity market exposures. During the year ended October 31, 2014, the 2020 High Watermark Fund invested in exchange traded S&P 500 Index futures to generate equity market exposures. The Alternative Strategies Fund expects to enter into futures transactions for investment purposes in order to gain exposure to the following asset classes: commodities, currencies, fixed income and equity index futures, and may take either a long or short position in a futures transaction. The Alternative Strategies Fund may also enter into futures transactions for hedging purposes. The Global Trends Fund expects to enter into futures transactions for investment purposes in order to gain exposure to a variety of asset classes, including U.S. and non-U.S. equity markets, U.S. and non-U.S. fixed income, currencies and commodities. The Global Trends Fund may also enter into futures transactions for hedging purposes. During the year ended October 31, 2014, the Alternative Strategies Fund entered into futures transactions for investment purposes in order to gain exposure to commodities, currencies, fixed income and equity index futures, and took long and short positions in futures transactions. During this same period, the Alternative Strategies Fund also entered into futures transactions for hedging purposes. During the year ended October 31, 2014, the Global Trends Fund entered into futures transactions for investment purposes in order to gain exposure to U.S. and non-U.S. equity markets, U.S. and non-U.S. fixed income and commodities.

   Futures contracts are reported on a schedule following the Portfolio of Investments. As of October 31, 2014, the following Funds had open futures contracts: 2020 High Watermark Fund, Alternative Strategies Fund and Global Trends Fund.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2014 -- (CONTINUED)


   A futures contract is generally a standardized, transferable, exchange-traded contract that requires delivery of a commodity, bond, currency, stock index, or other underlying reference asset at a set price on a future date. Upon entering into a futures transaction, a Fund will be required to deposit an initial margin payment of cash or other liquid securities with the Futures Commission Merchant (the "broker"). Subsequent payments are made or received by the Funds as a result of changes in the value of the contract and/or changes in the value of the initial margin requirement. Such receipts or payments are recorded in the Statement of Assets and Liabilities as Variation Margin for changes in the value of the contracts and as due to/from broker for the changes in the value of the initial margin requirement. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   The primary risk to the 2020 High Watermark Fund of entering into futures contracts is market risk. The risks associated with the Alternative Strategy Fund's and Global Trend Fund's use of futures include the risk that the changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset. In addition, since the Alternative Strategies Fund may go short in futures contracts, there is a risk that losses caused by sudden, unanticipated market movements may be potentially unlimited. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. There may also be trading restrictions or limitations imposed by an exchange, and government regulations may restrict trading in futures contracts. While the Funds will generally only purchase exchange-traded futures, due to market conditions, there may not always be a liquid secondary market for a futures contract and, as a result, a Fund may be unable to close out its futures contracts at a time which is advantageous. In addition, if a Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times. There is generally minimal counterparty credit risk to the Funds since exchange-traded futures contracts are centrally cleared.

   At October 31, 2014, the amount shown in the Statements of Assets and Liabilities as Due from broker for the Alternative Strategies Fund and the Global Trends Fund includes amounts set aside for margin requirements for open futures contracts.

   Forward Foreign Currency Contracts: The Global Trends Fund may enter into forward contracts for investment purposes in order to gain currency exposure and enhance return. The Income Explorer Fund may enter into forward contracts for various purposes including to facilitate settlement of foreign currency denominated portfolio transactions to attempt to protect securities and related receivables against changes in future foreign exchange rates. During the year ended October 31, 2014, the Global Trends Fund used forward contracts for investment purposes in order to gain currency exposure. During the year ended October 31, 2014, the Income Explorer Fund used forward contracts on foreign currencies to attempt to protect securities and related receivables against changes in future exchange rates. As of October 31, 2014, the Income Explorer Fund has open forward contracts which are reported on a schedule following the Funds' Portfolio of Investments.

   A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the cumulative change in market value is recorded by the Fund as unrealized appreciation or depreciation. On the settlement date, the Fund records either realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. For federal income tax purposes, the Income Explorer Fund has made an election to treat gains and losses from forward foreign currency contracts as capital gains and losses.

   Risks to the Funds of entering into forward contracts include counterparty risk, market risk and illiquidity risk. Counterparty risk arises because forwards are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, the Fund faces the risk that its counterparties may not perform their obligations. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. These contracts may involve market risk in excess of the unrealized gain or loss. Illiquidity risk arises because the secondary market for forwards may have less liquidity relative to markets for other securities. In addition, forward contracts are also not regulated by the Commodity Futures Trading Commission ("CFTC") and therefore the Fund will not receive any benefit of CFTC regulation when trading forwards. Moreover, because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments.

   Options: Certain Funds may enter into option contracts for various purposes, including to facilitate trading, increase or decrease a Fund's market exposure, to seek higher investment returns, to seek protection against a decline in the value of a Fund's securities

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2014 -- (CONTINUED)

   or an increase in prices of securities that may be purchased, or to generate income. During the year ended October 31, 2014, the Alternative Strategies Fund used option contracts to decrease the Fund's market exposure, to seek higher investment returns, and to seek protection against a decline in the value of the Fund's securities or an increase in prices of securities that may be purchased. As of October 31, 2014, Alternative Strategies Fund had open option contracts.

   An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. When a Fund writes a call or a put option, it receives a premium which is equal to the current market value of the option written. The premiums on written options are recorded as a liability on the Statement of Assets and Liabilities. If a Fund purchases a call or a put option, it pays a premium which reflects the current market value of the option and which is included on the Fund's Statement of Assets and Liabilities as an investment. The option position is marked to market daily and its value fluctuates based upon the value of the underlying financial instrument, time to expiration, cost of borrowing funds, and volatility of the value of the underlying financial instrument. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchased upon exercise of the option. Options may be traded on a national securities exchange or in the over-the-counter (OTC) market.

   Risks to the Funds of entering into option contracts include counterparty risk, market risk and, with respect to OTC options, illiquidity risk. Counterparty risk arises from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. Market risk is the risk that there will be an unfavorable change in the value of the underlying securities. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. In addition, unlisted options are not traded on an exchange and may not be as actively traded as listed options, making the valuation of such securities more difficult. An unlisted option also entails a greater risk that the party on the other side of the option transaction may default, which would make it impossible to close out an unlisted option position in some cases, and profits related to the transaction lost thereby. Transactions in options written during the year ended October 31, 2014 are summarized as follows:

                                                     WRITTEN OPTIONS FUTURE CONTRACTS
                                                     --------------------------------
                                                     ALTERNATIVE STRATEGIES FUND
                                                     --------------------------------
                                                     NUMBER OF        PREMIUMS
                                                     CONTRACTS        RECEIVED
                                                     ---------        --------
Options outstanding as of October 31, 2013..........      72          $ 24,920
Options written.....................................   1,115           433,864
Options terminated in closing purchase transactions.      --                --
Options exercised...................................     271            69,497
Options expired.....................................     763           306,407
                                                       -----             --------
Options outstanding as of October 31, 2014 . .......     153          $ 82,880
                                                       =====             ========

   Commodity-Linked and Hedge Fund-Linked Notes: The Alternative Strategies Fund and the Global Trends Fund may invest in commodity-linked derivative instruments, including commodity-linked notes linked to broad-based commodity indexes, in order to gain exposure to the commodities markets. By investing in these derivative instruments, the Alternative Strategies and Global Trends Funds seek to gain exposure to the returns of real assets that trade in the commodities markets without direct investment in physical commodities. The Alternative Strategies and Global Trends Funds will not invest directly in commodities. During the year ended October 31, 2014, the Alternative Strategies Fund invested in commodity-linked notes in order to gain exposure to the commodities markets.

   Commodity-linked derivatives are derivative instruments, the value of which is primarily linked to the price movement of a commodity, commodity index or commodity futures or option contract. A commodity-linked note is a derivative instrument that has characteristics of a debt security and of a commodity-linked derivative. It typically provides for interest payments and a principal payment at maturity linked to the price movement of a commodity, commodity index or commodity futures or option contract.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2014 -- (CONTINUED)


   The Alternative Strategies Fund may also invest in hedge fund-linked derivative instruments, including hedge fund-linked notes linked to a hedge fund index, in order to gain a broad-based exposure to hedge funds. The Alternative Strategies Fund will not invest directly in hedge funds. During the year ended October 31, 2014, the Alternative Strategies Fund did not invest in hedge fund-linked notes.

   Hedge fund linked derivatives are derivative instruments, of which, the value, principal payment and interest payments are primarily linked to the price movement of a hedge fund, hedge fund index or hedge fund futures or option contract.

   The commodity and hedge fund-linked derivative instruments in which the Alternative Strategies Fund and Global Trends Fund may invest have substantial risks, including risk of loss of a significant portion of their principal value. Commodity and hedge fund-linked derivative instruments may be more volatile and less liquid than the underlying instruments and their value will be affected by the performance of the commodity markets or underlying hedge funds, as the case may be, as well as economic and other regulatory or political developments, overall market movements and other factors, including potential defaults by counterparties on their obligations to perform under these instruments. Typically, the return of the commodity-linked and hedge fund-linked notes will be based on some multiple of the performance of an index. The multiple (or leverage) will magnify the positive and negative return the Alternative Strategies Fund earns from these notes as compared to the index. Commodity and hedge fund-linked derivative instruments are also subject to credit risk and counterparty risk. Credit risk is the risk that the issuer might not pay interest when due or repay principal at maturity of the obligation. Counterparty risk is the risk that the Fund will be exposed to the credit of the counterparties to derivative contracts and its ability to satisfy the terms of the agreements, which exposes the Fund to the risk that the counterparties may default on their obligations to perform under the terms of the agreements.

   Master Agreements: Certain Funds that hold derivative instruments and other financial instruments may be a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements or similar agreements ("Master Agreements") with certain counterparties that govern such instruments. Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. Collateral can be in the form of cash or securities as agreed to by the Fund and applicable counterparty. Collateral requirements are generally determined based on a Fund's net position with each counterparty. Master Agreements may also include certain provisions that require a Fund to post additional collateral upon the occurrence of certain events, such as when a Fund's net assets fall below a specified level. In addition, Master Agreements typically specify certain standard termination events, such as failure of a party to pay or deliver, credit support defaults and other events of default. Termination events applicable to a Fund may also occur upon a decline in the Fund's net assets below a specified level over a certain period of time. Additional termination events applicable to counterparties may occur upon a decline in a counterparty's long-term and short-term credit ratings below a specified level, or upon a decline in the ratings of a counterparty's credit support provider. Upon the occurrence of a termination event, the other party may elect to terminate early and cause settlement of all instruments outstanding pursuant to a particular Master Agreement, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of a Fund's counterparties to elect early termination could cause a Fund to accelerate the payment of liabilities, which settlement amounts could be in excess of the amount of assets that are already posted as collateral. Typically, the Master Agreement will permit a single net payment in the event of default. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. As a result, the early termination with respect to derivative instruments subject to Master Agreements that are in a net liability position could be material to a Fund's financial statements. See additional information on specific types of derivative instruments and other financial instruments as disclosed in the Notes to Financial Statements. The Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

   The following tables represent the value of derivatives held as of October 31, 2014, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities and the effect of derivatives on the Statement of Operations for the year ended October 31, 2014. For a detailed presentation of derivatives held as of October 31, 2014, please refer to the Portfolio of Investments.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2014 -- (CONTINUED)


                                                           2020 HIGH WATERMARK FUND
                     ------------------------------------------------------------------------------------------------------
                                     ASSET DERIVATIVES                                  LIABILITY DERIVATIVES
                     ---------------------------------------------------  --------------------------------------------------
DERIVATIVE
CONTRACTS(1)         STATEMENT OF ASSETS AND LIABILITIES LOCATION  VALUE  STATEMENT OF ASSETS AND LIABILITIES LOCATION  VALUE
------------         --------------------------------------------  ------ --------------------------------------------  -----
Equity
 contracts(2)(3).... Variation margin on futures contracts         $1,140 Variation margin on futures contracts          $--
                                                                   ======                                                ===

                                                                                                  CHANGE IN UNREALIZED
                                                                                                      APPRECIATION
                               LOCATION OF GAIN (LOSS) ON              REALIZED GAIN (LOSS) ON      (DEPRECIATION) ON
DERIVATIVE                      DERIVATIVES RECOGNIZED IN             DERIVATIVES RECOGNIZED IN DERIVATIVES RECOGNIZED IN
CONTRACTS(1)                     STATEMENT OF OPERATIONS               STATEMENT OF OPERATIONS   STATEMENT OF OPERATIONS
------------         ------------------------------------------------ ------------------------- -------------------------
Equity contracts(2). Net realized gain (loss) on futures contracts and written options contracts/Change in
                     unrealized appreciation (depreciation) on
                     futures contracts and written options contracts           $16,141                   $(1,675)
                                                                               =======                   =======

--------
(1)The Fund's derivative contracts held during the period ended October 31, 2014, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.
(2)The average value outstanding for equity futures was $94,995.
(3)The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $1,763 as reported in the Portfolio of Investments.

                                                                    ALTERNATIVE STRATEGIES FUND
                             ----------------------------------------------------------------------------------------------------
                                              ASSET DERIVATIVES                                    LIABILITY DERIVATIVES
                             -----------------------------------------------------  ---------------------------------------------
DERIVATIVE
CONTRACTS(1)                 STATEMENT OF ASSETS AND LIABILITIES LOCATION   VALUE   STATEMENT OF ASSETS AND LIABILITIES LOCATION
------------                 --------------------------------------------  -------- --------------------------------------------
Equity contracts
 (2)(3)..................... Variation margin on futures contracts         $188,189 Variation margin on futures contracts
Interest rate
 contracts(2)(3)............ Variation margin on futures contracts               -- Variation margin on futures contracts
Commodity contracts(2)(3)(4) Variation margin on futures contracts               -- Variation margin on futures contracts
                             Call and put options written, at value              -- Call and put options written, at value
Foreign exchange
 contracts(2)(3)............ Variation margin on futures contracts           70,271 Variation margin on futures contracts
                                                                           --------
                                                                           $258,460
                                                                           ========

                             -------

                             --------
DERIVATIVE
CONTRACTS(1)                  VALUE
------------                 --------
Equity contracts
 (2)(3)..................... $159,120
Interest rate
 contracts(2)(3)............       --
Commodity contracts(2)(3)(4)       --
                               70,350
Foreign exchange
 contracts(2)(3)............    5,780
                             --------
                             $235,250
                             ========

                                                                                                 CHANGE IN UNREALIZED
                                                                                                     APPRECIATION
                               LOCATION OF GAIN (LOSS) ON             REALIZED GAIN (LOSS) ON      (DEPRECIATION) ON
DERIVATIVE                     DERIVATIVES RECOGNIZED IN             DERIVATIVES RECOGNIZED IN DERIVATIVES RECOGNIZED IN
CONTRACTS(1)                    STATEMENT OF OPERATIONS               STATEMENT OF OPERATIONS   STATEMENT OF OPERATIONS
------------         ----------------------------------------------- ------------------------- -------------------------
Equity contracts(2). Net realized gain (loss) on futures contracts and written options contracts/Change in
                     unrealized appreciation (depreciation) on
                     futures contract and written options contracts         $1,176,044                 $146,244
Interest rate        Net realized gain (loss) on futures contracts
 contracts(2)....... and written options contracts/Change in unrealized appreciation (depreciation) on
                     futures contract and written options contracts            (19,547)                   4,278
Commodity            Net realized gain (loss) on futures contracts
 contracts(2)(4)(5). and written options contracts/Change in unrealized appreciation (depreciation) on
                     futures contract and written options contracts           (565,203)                 167,206
Foreign exchange     Net realized gain (loss) on futures contracts
 contracts(2)....... and written options contracts/Change in unrealized appreciation (depreciation) on
                     futures contract and written options contracts             91,645                  254,761
                                                                            ----------                 --------
                                                                            $  682,939                 $572,489
                                                                            ==========                 ========

--------
(1)The Fund's derivative contracts held during the period ended October 31, 2014, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2014 -- (CONTINUED)

(2)The average value outstanding for equity futures, commodity futures contracts, and foreign exchange futures contracts was $16,759,263, $9,638,748 and $7,297,451 respectively.
(3)The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $288,362 as reported in the Portfolio of Investments.
(4)The average value outstanding for written purchased put options on commodity contracts is $22,353.
(5)The realized gain/(loss) for purchased options contracts is included in Net realized gain (loss) on investments (unaffiliated).

                                                                GLOBAL TRENDS FUND
                     ---------------------------------------------------------------------------------------------------------
                                      ASSET DERIVATIVES                                   LIABILITY DERIVATIVES
                     -----------------------------------------------------  ---------------------------------------------------
DERIVATIVE
CONTRACTS(1)         STATEMENT OF ASSETS AND LIABILITIES LOCATION   VALUE   STATEMENT OF ASSETS AND LIABILITIES LOCATION  VALUE
------------         --------------------------------------------  -------- --------------------------------------------  ------
Equity contracts
 (2)(4)............. Variation margin on futures contracts         $701,032 Variation margin on futures contracts         $   --
Interest rate
 contracts(2)(4).... Variation margin on futures contracts            1,014 Variation margin on futures contracts          5,578
Commodity
 contracts(2)(4).... Variation margin on futures contracts           10,037 Variation margin on futures contracts             --
Foreign exchange     Unrealized appreciation on forward                     Unrealized depreciation on forward
 contracts(3)....... foreign currency contracts                          -- foreign currency contracts                        --
                                                                   --------                                               ------
                                                                   $712,083                                               $5,578
                                                                   ========                                               ======

                                                                                                 CHANGE IN UNREALIZED
                                                                                                     APPRECIATION
                               LOCATION OF GAIN (LOSS) ON             REALIZED GAIN (LOSS) ON      (DEPRECIATION) ON
DERIVATIVE                     DERIVATIVES RECOGNIZED IN             DERIVATIVES RECOGNIZED IN DERIVATIVES RECOGNIZED IN
CONTRACTS(1)                    STATEMENT OF OPERATIONS               STATEMENT OF OPERATIONS   STATEMENT OF OPERATIONS
------------         ----------------------------------------------- ------------------------- -------------------------
Equity contracts(2). Net realized gain (loss) on futures contracts and written options contracts/Change in
                     unrealized appreciation (depreciation) on
                     futures contract and written options contracts          $     208                 $ 613,898
Interest rate        Net realized gain (loss) on futures contracts
 contracts(2)....... and written options contracts/Change in unrealized appreciation (depreciation) on
                     futures contract and written options contracts            770,326                  (112,881)
Commodity            Net realized gain (loss) on futures contracts
 contracts(2)....... and written options contracts/Change in unrealized appreciation (depreciation) on
                     futures contract and written options contracts           (898,852)                   (4,043)
Foreign exchange     Net realized foreign exchange gain (loss) on
 contracts(3)....... other assets and liabilities/Change in
                     unrealized foreign exchange gain (loss) on
                     other assets and liabilities                             (207,034)                  111,200
                                                                             ---------                 ---------
                                                                             $(335,352)                $ 608,174
                                                                             =========                 =========

--------
(1)The Fund's derivative contracts held during the period ended October 31, 2014, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.
(2)The average value outstanding for equity futures, interest rate futures, and commodity futures contracts was $31,495,329, $16,389,152, and $4,590,628, respectively.
(3)The average notional amount outstanding for forward foreign currency contracts was $21,192,544.
(4)The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $1,107,347 as reported in the Portfolio of Investments.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2014 -- (CONTINUED)


                                                              INCOME EXPLORER FUND
                     -------------------------------------------------------------------------------------------------------
                                     ASSET DERIVATIVES                                  LIABILITY DERIVATIVES
                     ---------------------------------------------------  ---------------------------------------------------
DERIVATIVE
CONTRACTS(1)         STATEMENT OF ASSETS AND LIABILITIES LOCATION  VALUE  STATEMENT OF ASSETS AND LIABILITIES LOCATION  VALUE
------------         --------------------------------------------  ------ --------------------------------------------  ------
Foreign exchange     Unrealized appreciation on forward                   Unrealized depreciation on forward
 contracts(2)....... foreign currency contracts                    $4,172 foreign currency contracts                    $1,792
                                                                   ======                                               ======

                                                                                               CHANGE IN UNREALIZED
                                                                                                   APPRECIATION
                              LOCATION OF GAIN (LOSS) ON            REALIZED GAIN (LOSS) ON      (DEPRECIATION) ON
DERIVATIVE                    DERIVATIVES RECOGNIZED IN            DERIVATIVES RECOGNIZED IN DERIVATIVES RECOGNIZED IN
CONTRACTS(1)                   STATEMENT OF OPERATIONS              STATEMENT OF OPERATIONS   STATEMENT OF OPERATIONS
------------         --------------------------------------------- ------------------------- -------------------------
Foreign exchange     Net realized foreign exchange gain (loss) on
 contracts(2)....... other assets and liabilities/Change in
                     unrealized foreign exchange gain (loss) on
                     other assets and liabilities                           $25,322                   $2,380
                                                                            =======                   ======

--------
(1)The Fund's derivative contracts held during the year ended October 31, 2014, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.
(2)The average notional amount outstanding for forward foreign currency contracts was $815,207.

As of October 31, 2014, the following tables represent derivative and financial assets and liabilities (by type) on a gross basis and related collateral pledged for derivatives and financial instruments subject to master netting arrangements. If a Fund does not have a derivative or financial asset or liability a table will not be presented. Futures contracts are presented at the variation margin receivable or payable. The repurchase agreements held by a Fund as of October 31, 2014, are also subject to master netting agreements but are not included in the following tables. See the Portfolio of Investments and Notes to the Financial Statements for more information about a Fund's holdings in repurchase agreements.

                                                                               2020 HIGH WATERMARK FUND
                                                              ----------------------------------------------------------
                                                                  GROSS                            NET AMOUNTS OF ASSETS
                                                               AMOUNTS OF    GROSS AMOUNTS OFFSET    PRESENTED IN THE
                                                               RECOGNIZED    IN THE STATEMENT OF    STATEMENT OF ASSETS
                                                                 ASSETS     ASSETS AND LIABILITIES    AND LIABILITIES
                                                              ------------- ---------------------- ---------------------
ASSETS:
-------
DESCRIPTION
-----------
Derivatives:
  Equity contracts
    Exchange traded..........................................    $1,140              $--                  $1,140
                                                                 ------              ---                  ------
Total derivatives, subject to a masternetting arrangement or
 similar arrangement.........................................    $1,140              $--                  $1,140
                                                                 ======              ===                  ======

                                                                                  GROSS AMOUNTS NOT OFFSET IN THE
                                                                                STATEMENT OF ASSETS AND LIABILITIES
                                                                            --------------------------------------------
                                                              NET AMOUNT OF
                                                              ASSETS IN THE
                                                              STATEMENT OF
                                                               ASSETS AND         FINANCIAL             COLLATERAL
COUNTERPARTY                                                   LIABILITIES       INSTRUMENTS@            RECEIVED@
------------                                                  ------------- ---------------------- ---------------------
Merrill Lynch, Pierce, Fenner & Smith Inc.*..................    $1,140              $--                  $   --
                                                                 ======              ===                  ======







ASSETS:
-------
DESCRIPTION
-----------
Derivatives:
  Equity contracts
    Exchange traded..........................................

Total derivatives, subject to a masternetting arrangement or similar arrangement.........................................









COUNTERPARTY                                                  NET AMOUNT#
------------                                                  -----------
Merrill Lynch, Pierce, Fenner & Smith Inc.*..................   $1,140
                                                                ======

--------
@ For each respective counterparty, collateral received or (pledged) is limited to an amount not to exceed 100% of the net amount of the derivative or financial asset/liability in the table above.
# Net amount represents the net amount due from (due to) the counterparty in the event of a default based on the contractual set-off rights under the master netting arrangement.
* Exchange Traded Futures -- Merrill Lynch, Pierce, Fenner & Smith Inc. as Futures Commission Merchant

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2014 -- (CONTINUED)


                                       ALTERNATIVE STRATEGIES FUND
                     ---------------------------------------------------------------
                         GROSS                               NET AMOUNTS OF ASSETS
                       AMOUNTS OF    GROSS AMOUNTS OFFSET       PRESENTED IN THE
                       RECOGNIZED    IN THE STATEMENT OF      STATEMENT OF ASSETS
                         ASSETS     ASSETS AND LIABILITIES      AND LIABILITIES
                     -------------- ---------------------- --------------------------
ASSETS:
-------
DESCRIPTION
-----------
Derivatives:
 Equity contracts
   Exchange traded..    $188,189          $      --                $ 188,189
 Foreign exchange
   contracts
   Exchange traded..      70,271                 --                   70,271
                        --------          ---------                ---------
Total derivatives,
 subject to a
 master netting
 arrangement or
 similar arrangement    $258,460          $      --                $ 258,460
                        ========          =========                =========

                                             GROSS AMOUNTS NOT OFFSET IN THE
                                           STATEMENT OF ASSETS AND LIABILITIES
                                    ------------------------------------------------
                     NET AMOUNT OF
                     ASSETS IN THE
                      STATEMENT OF
                       ASSETS AND         FINANCIAL                COLLATERAL           NET
COUNTERPARTY          LIABILITIES        INSTRUMENTS@              RECEIVED@          AMOUNT#
------------         -------------- ---------------------- -------------------------- --------
Citigroup Global
 Markets Inc.*......    $ 79,829          $ (79,829)               $      --          $     --
Credit Suisse
 Securities (USA)
 LLC*...............     108,360            (20,520)                      --            87,840
Morgan Stanley &
 Co. LLC*...........      70,271             (5,780)                      --            64,491
                        --------          ---------                ---------          --------
                        $258,460          $(106,129)               $      --          $152,331
                        ========          =========                =========          ========

                         GROSS                             NET AMOUNTS OF LIABILITIES
                       AMOUNTS OF    GROSS AMOUNTS OFFSET       PRESENTED IN THE
                       RECOGNIZED    IN THE STATEMENT OF      STATEMENT OF ASSETS
                      LIABILITIES   ASSETS AND LIABILITIES      AND LIABILITIES
                     -------------- ---------------------- --------------------------
LIABILITIES:
------------
DESCRIPTION
-----------
Derivatives:
 Equity contracts
   Exchange traded..    $159,120          $      --                $ 159,120
 Foreign exchange
   contracts
   Exchange traded..       5,780                 --                    5,780
 Commodity contracts
   Exchange traded..      70,350                 --                   70,350
                        --------          ---------                ---------
Total derivatives,
 subject to a
 master netting
 arrangement or
 similar arrangement    $235,250          $      --                $ 235,250
                        ========          =========                =========

                                             GROSS AMOUNTS NOT OFFSET IN THE
                                           STATEMENT OF ASSETS AND LIABILITIES
                                    ------------------------------------------------
                     NET AMOUNT OF
                     LIABILITIES IN
                     THE STATEMENT
                     OF ASSETS AND        FINANCIAL                COLLATERAL           NET
COUNTERPARTY          LIABILITIES        INSTRUMENTS@               PLEDGED@          AMOUNT#
------------         -------------- ---------------------- -------------------------- --------
Citigroup Global
 Markets Inc.*......    $208,950          $ (79,829)               $(129,121)         $     --
Credit Suisse
 Securities (USA)
 LLC*...............      20,520            (20,520)                      --                --
Morgan Stanley &
 Co. LLC*...........       5,780             (5,780)                      --                --
                        --------          ---------                ---------          --------
                        $235,250          $(106,129)               $(129,121)         $     --
                        ========          =========                =========          ========

--------
@ For each respective counterparty, collateral received or (pledged) is limited to an amount not to exceed 100% of the net amount of the derivative or financial asset/liability in the table above.
# Net amount represents the net amount due from (due to) the counterparty in the event of a default based on the contractual set-off rights under the master netting arrangement.
* Exchange Traded Futures -- Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, and Morgan Stanley & Co. LLC as Futures Commission Merchant

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2014 -- (CONTINUED)



                                                               ------------------
                                                                     GROSS
                                                                   AMOUNTS OF
                                                                   RECOGNIZED
                                                                     ASSETS
                                                               ------------------
ASSETS:
-------
DESCRIPTION
-----------
Derivatives:
  Equity contracts
    Exchange traded...........................................      $701,032
  Interest rate contracts
    Over the counter..........................................         1,014
  Commodity contracts
    Exchange traded...........................................        10,037
                                                                    --------
Total derivatives, subject to a master netting arrangement or
 similar arrangement..........................................      $712,083
                                                                    ========




                                                                 NET AMOUNT OF
                                                                 ASSETS IN THE
                                                                  STATEMENT OF
                                                                   ASSETS AND
COUNTERPARTY                                                      LIABILITIES
------------                                                   ------------------
Morgan Stanley & Co. LLC*.....................................      $712,083
                                                                    ========

                                                                     GROSS
                                                                   AMOUNTS OF
                                                                   RECOGNIZED
                                                                  LIABILITIES
                                                               ------------------
LIABILITIES:
------------
DESCRIPTION
-----------
Derivatives:
  Interest rate contracts
    Exchange traded...........................................      $  5,578
                                                                    --------
Total derivatives, subject to a master netting arrangement or
 similar arrangement..........................................      $  5,578
                                                                    ========




                                                                 NET AMOUNT OF
                                                               LIABILITIES IN THE
                                                                  STATEMENT OF
                                                                   ASSETS AND
COUNTERPARTY                                                      LIABILITIES
------------                                                   ------------------
Morgan Stanley & Co. LLC*.....................................      $  5,578
                                                                    ========

                                                                        GLOBAL TRENDS
                                                               --------------------------------------------------
                                                                                        NET AMOUNTS OF ASSETS
                                                                GROSS AMOUNTS OFFSET       PRESENTED IN THE
                                                                IN THE STATEMENT OF    STATEMENT OF ASSETS AND
                                                               ASSETS AND LIABILITIES        LIABILITIES
                                                               ---------------------- --------------------------
ASSETS:
-------
DESCRIPTION
-----------
Derivatives:
  Equity contracts
    Exchange traded...........................................        $    --                  $701,032
  Interest rate contracts
    Over the counter..........................................             --                     1,014
  Commodity contracts
    Exchange traded...........................................             --                    10,037
                                                                      -------                  --------
Total derivatives, subject to a master netting arrangement or
 similar arrangement..........................................        $    --                  $712,083
                                                                      =======                  ========

                                                                        GROSS AMOUNTS NOT OFFSET IN THE
                                                                      STATEMENT OF ASSETS AND LIABILITIES
                                                               -------------------------------------------------



                                                                     FINANCIAL                COLLATERAL
COUNTERPARTY                                                        INSTRUMENTS@              RECEIVED@          NET AMOUNT#
------------                                                   ---------------------- -------------------------- -----------
Morgan Stanley & Co. LLC*.....................................        $(5,578)                 $     --           $706,505
                                                                      =======                  ========           ========

                                                                                      NET AMOUNTS OF LIABILITIES
                                                                GROSS AMOUNTS OFFSET       PRESENTED IN THE
                                                                IN THE STATEMENT OF    STATEMENT OF ASSETS AND
                                                               ASSETS AND LIABILITIES        LIABILITIES
                                                               ---------------------- --------------------------
LIABILITIES:
------------
DESCRIPTION
-----------
Derivatives:
  Interest rate contracts
    Exchange traded...........................................        $    --                  $  5,578
                                                                      -------                  --------
Total derivatives, subject to a master netting arrangement or
 similar arrangement..........................................        $    --                  $  5,578
                                                                      =======                  ========

                                                                        GROSS AMOUNTS NOT OFFSET IN THE
                                                                      STATEMENT OF ASSETS AND LIABILITIES
                                                               -------------------------------------------------



                                                                     FINANCIAL                COLLATERAL
COUNTERPARTY                                                        INSTRUMENTS@               PLEDGED@          NET AMOUNT#
------------                                                   ---------------------- -------------------------- -----------
Morgan Stanley & Co. LLC*.....................................        $(5,578)                 $     --           $     --
                                                                      =======                  ========           ========

--------
@ For each respective counterparty, collateral received or (pledged) is limited to an amount not to exceed 100% of the net amount of the derivative or financial asset/liability in the table above.
# Net amount represents the net amount due from (due to) the counterparty in the event of a default based on the contractual set-off rights under the master netting arrangement.
* Exchange Traded Futures -- Morgan Stanley & Co. LLC as Futures Commission Merchant

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2014 -- (CONTINUED)


                                                                                           INCOME EXPLORER FUND
                                                                           -----------------------------------------------------
                                                                                                                 NET AMOUNTS OF
                                                                                                                     ASSETS
                                                                                                                PRESENTED IN THE
                                                                           GROSS AMOUNTS  GROSS AMOUNTS OFFSET    STATEMENT OF
                                                                           OF RECOGNIZED  IN THE STATEMENT OF      ASSETS AND
                                                                              ASSETS     ASSETS AND LIABILITIES   LIABILITIES
                                                                           ------------- ---------------------- ----------------
ASSETS:
-------
DESCRIPTION
-----------
Derivatives:
Total derivatives, not subject to a master netting arrangement or similar
 arrangement..............................................................    $4,172              $--                $4,172
                                                                              ======              ===                ======

                                                                                                                 NET AMOUNTS OF
                                                                                                                  LIABILITIES
                                                                                                                PRESENTED IN THE
                                                                           GROSS AMOUNTS  GROSS AMOUNTS OFFSET    STATEMENT OF
                                                                           OF RECOGNIZED  IN THE STATEMENT OF      ASSETS AND
                                                                            LIABILITIES  ASSETS AND LIABILITIES   LIABILITIES
                                                                           ------------- ---------------------- ----------------
LIABILITIES:
------------
DESCRIPTION
-----------
Derivatives:
Total derivatives, not subject to a master netting arrangement or similar
 arrangement..............................................................    $1,792              $--                $1,792
                                                                              ======              ===                ======

--------
@ For each respective counterparty, collateral received or (pledged) is limited to an amount not to exceed 100% of the net amount of the derivative or financial asset/liability in the table above.
# Net amount represents the net amount due from (due to) the counterparty in the event of a default based on the contractual set-off rights under the master netting arrangement.

REPURCHASE AGREEMENTS: The Funds, along with other affiliated registered investment companies, pursuant to procedures adopted by the Board and applicable guidance from the Securities and Exchange Commission ("SEC"), may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, the Funds' custodian takes possession of the collateral pledged for investments in such repurchase agreements ("repo" or collectively "repos"). The underlying collateral is valued daily on a mark to market basis, plus accrued interest to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

   As of October 31, 2014, the following portfolios held an undivided interest in the joint repurchase agreement with Bank of America Securities LLC:

                                            PERCENTAGE PRINCIPAL
PORTFOLIO                                   OWNERSHIP   AMOUNT
---------                                   ---------- ----------
SunAmerica Global Trends...................    7.88%   $9,470,000
SunAmerica Global Trends Cayman Fund, Ltd..    2.37     2,850,000

   As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

   Bank of America Securities LLC, dated October 31, 2014, bearing interest at a rate of 0.08% per annum, with a principal amount of $120,230,000, a repurchase price of $120,230,802, and a maturity date of November 3, 2014. The repurchase agreement is collateralized by the following:

                     INTEREST  MATURITY   PRINCIPAL
TYPE OF COLLATERAL     RATE      DATE      AMOUNT        VALUE
------------------   -------- ---------- ------------ ------------
U.S. Treasury Notes.   1.50%  10/31/2019 $123,123,000 $122,666,214

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2014 -- (CONTINUED)


   As of October 31, 2014, the following portfolios held an undivided interest in the joint repurchase agreement with Barclays Capital, Inc:

                                            PERCENTAGE PRINCIPAL
PORTFOLIO                                   OWNERSHIP   AMOUNT
---------                                   ---------- ----------
SunAmerica Global Trends...................    7.88%   $9,455,000
SunAmerica Global Trends Cayman Fund, Ltd..    2.36     2,835,000

   As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

   Barclays Capital, Inc., dated October 31, 2014, bearing interest at a rate of 0.08% per annum, with a principal amount of $119,955,000, a repurchase price of $119,955,800, and a maturity date of November 3, 2014. The repurchase agreement is collateralized by the following:

                     INTEREST  MATURITY   PRINCIPAL
TYPE OF COLLATERAL     RATE      DATE      AMOUNT        VALUE
------------------   -------- ---------- ------------ ------------
U.S. Treasury Notes.   1.50%  10/31/2019 $123,016,000 $122,559,611

   As of October 31, 2014, the following portfolios held an undivided interest in the joint repurchase agreement with BNP Paribas SA:

                                            PERCENTAGE PRINCIPAL
PORTFOLIO                                   OWNERSHIP   AMOUNT
---------                                   ---------- ----------
SunAmerica Global Trends...................    7.88%   $9,455,000
SunAmerica Global Trends Cayman Fund, Ltd..    2.36     2,835,000

   As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

   BNP Paribas SA, dated October 31, 2014, bearing interest at a rate of 0.11% per annum, with a principal amount of $119,955,000, a repurchase price of $119,956,100, and a maturity date of November 3, 2014. The repurchase agreement is collateralized by the following:

                     INTEREST MATURITY   PRINCIPAL
TYPE OF COLLATERAL     RATE     DATE      AMOUNT        VALUE
------------------   -------- --------- ------------ ------------
U.S. Treasury Notes.   1.88%  8/31/2017 $118,691,000 $122,466,561

   As of October 31, 2014, the following portfolios held an undivided interest in the joint repurchase agreement with Deutsche Bank AG:

                                            PERCENTAGE PRINCIPAL
PORTFOLIO                                   OWNERSHIP   AMOUNT
---------                                   ---------- ----------
SunAmerica Global Trends...................    7.89%   $1,970,000
SunAmerica Global Trends Cayman Fund, Ltd..    2.36       590,000

   As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

   Deutsche Bank AG, dated October 31, 2014, bearing interest at a rate of 0.12% per annum, with a principal amount of $24,960,000, a repurchase price of $24,960,250, and a maturity date of November 3, 2014. The repurchase agreement is collateralized by the following:

                     INTEREST  MATURITY   PRINCIPAL
TYPE OF COLLATERAL     RATE      DATE      AMOUNT       VALUE
------------------   -------- ---------- ----------- -----------
U.S. Treasury Notes.   1.13%  12/31/2019 $26,130,000 $25,541,030

   As of October 31, 2014, the following portfolios held an undivided interest in the joint repurchase agreement with Royal Bank of Scotland Group PLC:

                                            PERCENTAGE PRINCIPAL
PORTFOLIO                                   OWNERSHIP   AMOUNT
---------                                   ---------- ----------
SunAmerica Global Trends...................    7.88%   $9,455,000
SunAmerica Global Trends Cayman Fund, Ltd..    2.36     2,835,000

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2014 -- (CONTINUED)


   As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

   Royal Bank of Scotland Group PLC, dated October 31, 2014, bearing interest at a rate of 0.07% per annum, with a principal amount of $119,955,000, a repurchase price of $119,955,700, and a maturity date of November 3, 2014. The repurchase agreement is collateralized by the following:

                     INTEREST  MATURITY   PRINCIPAL
TYPE OF COLLATERAL     RATE      DATE      AMOUNT        VALUE
------------------   -------- ---------- ------------ ------------
U.S. Treasury Notes.   2.00%  10/31/2021 $122,604,000 $122,514,499

   SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Securities transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis.

   Interest income is accrued daily from settlement date except when collection is not expected. For financial statement purposes, the Funds amortize all premiums and accrete all discounts on fixed income securities. Dividend income is recorded on the exdividend date except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed after the ex-dividend date.

   Distributions received from Real Estate Investment Trusts ("REIT") investments are recharacterized based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year's allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The amount recharacterized as ordinary income is recorded as dividend income and the amount recharacterized as capital gain is recorded as realized gain in the Statement of Operations. The amount recharacterized as return of capital is recorded as a reduction to the cost of investments in the Statement of Assets and Liabilities. These recharacterizations are reflected in the accompanying financial statements.

   Expenses common to all Funds, not directly related to individual Funds are allocated among the Funds based on relative net assets or other appropriate methods. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis. Interest earned on cash balances held at the custodian are shown as custody credits on the Statement of Operations.

   Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital share activity of the respective class).

   Dividends from net investment income, if any, are normally paid monthly for the Income Explorer Fund. All other Funds pay annually. Capital gain distributions, if any, are paid annually. Each of the Funds reserves the right to declare and pay dividends less frequently than disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually. The Funds record dividends and distributions to their shareholders on the ex-dividend date.

   The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net assets are not affected by these reclassifications.

   Each Fund is considered a separate entity for tax purposes and intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute all of its taxable income, including any net capital gains on investments, to its shareholders. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that each Fund will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required.

   Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed each Fund's tax positions and concluded that no liability for

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2014 -- (CONTINUED)

   unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2011 - 2013 or expected to be taken in each Funds' 2014 tax return. The Funds are not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds file U.S. federal and certain state income tax returns. With few exceptions, the Funds are no longer subject to U.S. federal and state tax examinations by tax authorities for tax returns ending before 2011.

   FOREIGN CURRENCY TRANSLATION: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.

   The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at the end of the period.

   Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the period.

   Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities located in the Statements of Operations include realized foreign exchange gains and losses from currency gains or losses between the trade and the settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rates and realized gains and losses on forward foreign currency contracts.

   ORGANIZATION AND OFFERING COSTS: Organizational costs incurred in connection with the commencement of the Small-Cap Fund have been expensed while offering costs are reflected as "Deferred offering costs" in the Statement of Assets and Liabilities of the Fund, and amortized over a 12-month period.

   NEW ACCOUNTING PRONOUNCEMENTS: In December 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-11, "Disclosures about Offsetting Assets and Liabilities", which was subsequently clarified in ASU 2013-01 "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities" which was issued in January 2013. The amended Standard requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The new and revised disclosures are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. All required changes to accounting policies have been made in accordance with ASU No. 2011-11 and 2013-01.

Note 5. Investment Advisory and Management Agreements, Distribution and Service Agreements

   The Trust, on behalf of each Fund, has entered into Investment Advisory and Management Agreements (the "Agreements") with SunAmerica. Under the Agreements, SunAmerica provides continuous supervision of each Fund's portfolio and administrative affairs, subject to general review by the Board. In connection therewith, SunAmerica furnishes the Funds with office facilities, maintains certain of the Funds' books and records, pays the salaries and expenses of all personnel, including officers of the Funds who are employees of SunAmerica and its affiliates and oversees the performance of services provided to the Funds by third parties. Pursuant to the Agreements, the Funds pay SunAmerica a management fee at an annual rate based on average daily net assets, which is computed daily and payable monthly, as follows:

FUND                          PERCENTAGE
----                          ----------
2020 High Watermark Fund(1)..    0.65%
Alternative Strategies Fund..    1.00%
Global Trends Fund...........    1.10%
Focused Alpha Growth Fund....    1.00%
Focused Alpha Large Cap Fund.    1.00%
Income Explorer Fund.........    1.00%
Small-Cap Fund...............    1.00%

--------
   (1)If the 2020 High Watermark Fund's portfolio becomes completely and irreversibly invested in fixed income securities, the management fees for the Fund will be reduced to 0.40%, for the remainder of the investment period.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2014 -- (CONTINUED)


   The Alternative Strategies Subsidiary has entered into a separate contract with SunAmerica whereby SunAmerica provides investment advisory and other services to the Alternative Strategies Subsidiary. In consideration of these services, the Alternative Strategies Subsidiary pays SunAmerica a management fee at the annual rate of 1.00% of average daily net assets of the Alternative Strategies Subsidiary. SunAmerica has contractually agreed to waive the management fee it receives from the Alternative Strategies Fund in an amount equal to the management fee paid by the Alternative Strategies Subsidiary to SunAmerica (the "Alternative Strategies Subsidiary management fee waiver"). This waiver may not be terminated by SunAmerica, and will remain in effect for as long as SunAmerica's contract with the Alternative Strategies Subsidiary is in place. For the year ended October 31, 2014, the amount of advisory fees waived was $179,920.

   The Global Trends Subsidiary has entered into a separate contract with SunAmerica whereby SunAmerica provides investment advisory and other services to the Global Trends Subsidiary. In consideration of these services, the Global Trends Subsidiary pays SunAmerica a management fee at the annual rate of 1.10% of average daily net assets of the Global Trends Subsidiary. SunAmerica has contractually agreed to waive the management fee it receives from the Global Trends Fund in an amount equal to the management fee paid by the Global Trends Subsidiary to SunAmerica (the "Global Trends Subsidiary management fee waiver"). This waiver may not be terminated by SunAmerica, and will remain in effect for as long as SunAmerica's contract with the Global Trends Subsidiary is in place. For the year ended October 31, 2014, the amount of advisory fees waived was $180,754.

   Pursuant to the Subadvisory Agreement between SunAmerica, Trajectory and the Trust (the "High Watermark Subadvisory Agreement"), SunAmerica has delegated portfolio management responsibilities to Trajectory. Trajectory's fee will be forty-three percent (43%) of the net management fee. The term "net management fee" means the gross management fee less any fund waivers and/or reimbursement made by SunAmerica. SunAmerica has agreed to pay Trajectory a minimum annual fee equal to 0.20% of the 2020 High Watermark Fund's average daily net assets, accrued daily and payable monthly (the "Minimum Fee"). Effective October 1, 2014, the High Watermark Subadvisory Agreement was amended with respect to the Minimum Fee (the "Minimum Fee Amendment"). In particular, effective as of October 1, 2014 until October 31, 2015, the Minimum Fee is equal to the greater of 0.20% of the Fund's average daily net assets, accrued daily and payable monthly, or $38,500 per month. The Minimum Fee will continue in effect for successive annual periods ending October 31, upon mutual agreement of SunAmerica and Trajectory, and subject to approval by the Board, including a majority of Trustees who are not parties to the High Watermark Subadvisory Agreement or interested persons of any such party. Payments to Trajectory for its services are made by SunAmerica, not by the Funds. Notwithstanding the Minimum Fee Amendment, the continuation of the Minimum Fee was most recently approved at the June 3, 2014 board meeting to continue in effect until October 31, 2015.

   Pursuant to the Subadvisory Agreement between SunAmerica and Franklin Alternative Strategies Advisers, LLC (d/b/a Pelagos Capital Management, LLC ("Pelagos")) (the "Alternative Strategies Subadvisory Agreement"), SunAmerica has delegated portfolio management responsibilities of Alternative Strategies Fund to Pelagos and pays Pelagos a subadvisory fee at an annual rate of 0.40% of the average daily net assets of the Fund. Pursuant to a Subadvisory Agreement between SunAmerica and Pelagos with respect to the Alternative Strategies Subsidiary, SunAmerica has delegated portfolio management responsibilities of the Alternative Strategies Subsidiary to Pelagos and pays Pelagos a subadvisory fee at an annual rate of 0.40% of average daily net assets of the Alternative Strategies Subsidiary. Payments to Pelagos for its services are made by SunAmerica, not by the Fund. Pelagos has contractually agreed to waive the subadvisory fee it receives with respect to the Alternative Strategies Fund in an amount equal to the subadvisory fee paid by SunAmerica to Pelagos with respect to the Alternative Strategies Subsidiary. This waiver may not be terminated by Pelagos and will remain in effect for as long as Pelagos' contract with the Alternative Strategies Subsidiary is in place.

   Pursuant to the Subadvisory Agreement between SunAmerica and Wellington Management Company, LLP ("Wellington") (the "Global Trends Subadvisory Agreement"), SunAmerica has delegated portfolio management responsibilities of Global Trends Fund to Wellington and pays Wellington a subadvisory fee at an annual rate of 0.45% of the average daily net assets of the Fund on the first $1 billion and 0.40% thereafter. Pursuant to a Subadvisory Agreement between SunAmerica and Wellington with respect to the Global Trends Subsidiary, SunAmerica has delegated portfolio management responsibilities of the Global Trends Subsidiary to Wellington and pays Wellington a subadvisory fee at an annual rate of 0.45% of average daily net assets of the Global Trends Subsidiary on the first $1 billion and 0.40% thereafter. Payments to Wellington for its services are made by SunAmerica, not by the Fund. Wellington has contractually agreed to waive the subadvisory fee it receives with respect to the Global Trends Fund in an amount equal to the subadvisory fee paid by SunAmerica to Wellington with respect to the Global Trends Subsidiary. This waiver may not be terminated by Wellington and will remain in effect for as long as Wellington's contract with the Global Trends Subsidiary is in place.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2014 -- (CONTINUED)


   Pursuant to the Subadvisory Agreement between SunAmerica and Marsico Capital Management, LLC ("Marsico"), and the Subadvisory Agreement between SunAmerica and BAMCO, Inc. ("BAMCO"), SunAmerica has delegated portfolio management responsibilities of the Focused Alpha Growth Fund to Marsico and BAMCO. SunAmerica pays Marsico and BAMCO a fee equal to a percentage of the average daily total assets of the Fund allocated to each Subadviser. For the year ended October 31, 2014, SunAmerica paid Marsico and BAMCO at an aggregate annual rate of 0.47% of the Fund's average daily total net assets. Marsico is responsible for managing the large-cap portion of the Fund and BAMCO is responsible for managing the small- and mid-cap portion of the Fund. Each subadviser is paid by SunAmerica and not the Fund.

   Pursuant to the Subadvisory Agreement between SunAmerica and Marsico and the Subadvisory Agreement between SunAmerica and Blackrock Investment Management, LLC ("Blackrock"), SunAmerica has delegated portfolio management responsibilities of the Focused Alpha Large-Cap Fund to Marsico and Blackrock. SunAmerica pays Marsico and Blackrock a fee equal to a percentage of the average daily total assets of the Fund allocated to each Subadviser. For the year ended October 31, 2014, SunAmerica paid Marsico and Blackrock at an aggregate annual rate of 0.40% of the Fund's average daily total net assets. Marsico is responsible for managing the large-cap growth portion of the Fund and Blackrock is responsible for managing the large-cap value portion of the Fund. Each Subadviser is paid by SunAmerica and not the Fund.

   Pursuant to the Subadvisory Agreement between SunAmerica and Cohen & Steers Capital Management, Inc. ("Cohen & Steers"), SunAmerica has delegated a portion of portfolio management responsibilities of the Income Explorer Fund to Cohen & Steers. For its services under the Subadvisory Agreement, Cohen & Steers will receive a subadvisory fee at an annual rate of 0.40% of the average daily net assets on the first $200 million, 0.35% on the next $200 million and 0.30% thereafter of the portion of the Fund that it manages. Cohen & Steers is paid by SunAmerica and not by the Fund.

   Pursuant to the Subadvisory Agreement between SunAmerica and Cadence Capital Management, LLC ("Cadence"), SunAmerica has delegated a portion of portfolio management responsibilities of the Small-Cap Fund to Cadence. Cadence is responsible for managing the micro-cap growth portion of the Fund. For its services under the Subadvisory Agreement, Cadence will receive a subadvisory fee at an annual rate of 0.50% of the average daily net assets of the Fund. Cadence is paid by SunAmerica and not by the Fund.

   SunAmerica has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to cap the Funds' annual Fund operating expense at the following percentages of each Class's average daily net assets. For the purposes of waived fee and/or reimbursed expense calculations, annual Fund operating expenses shall not include extraordinary expenses, as determined under generally accepted accounting principals, such as litigation or acquired Fund fees and expenses brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of a Fund's business. The contractual expense fee waivers and expense reimbursements will continue in effect indefinitely, unless terminated by the Trustees, including a majority of the Disinterested Trustees.

FUND                             PERCENTAGE
----                             ----------
2020 High Watermark Class A.....    1.65%
2020 High Watermark Class C.....    2.30
2020 High Watermark Class I.....    1.18
Alternative Strategies Class A..    1.72
Alternative Strategies Class C..    2.37
Alternative Strategies Class W..    1.52
Global Trends Class A...........    1.85
Global Trends Class C...........    2.50
Global Trends Class W...........    1.65
Focused Alpha Growth Class A....    1.72
Focused Alpha Growth Class C....    2.37
Focused Alpha Growth Class W....    1.52
Focused Alpha Large-Cap Class A.    1.72
Focused Alpha Large-Cap Class C.    2.37
Focused Alpha Large-Cap Class W.    1.52
Income Explorer Class A.........    1.72
Income Explorer Class C.........    2.37
Income Explorer Class W.........    1.52
Small-Cap Class A(1)............    1.72
Small-Cap Class C(1)............    2.37
Small-Cap Class W(1)............    1.52

--------
(1)For the period February 6, 2014 (commencement of operations) to October 31, 2014.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2014 -- (CONTINUED)


   Any contractual waivers and/or reimbursements made by SunAmerica with respect to a Fund, with the exception of the Subsidiary management fee waivers, are subject to recoupment from the Funds within two years after the occurrence of any such waivers and/or reimbursements, provided that the Funds are able to effect such payment to SunAmerica and remain in compliance with the expense limitations in effect at the time the waivers and/or reimbursements were made.

   SunAmerica may also voluntarily waive fees and/or reimburse expenses, including to increase the investment return to the Fund's investors or, with respect to the 2020 High Watermark Fund, to prevent an Early Closure Condition from occurring, however, it is under no obligation to do so and may discontinue such voluntary waivers at any time. The exact amount of such waivers and/or reimbursements may change on a day-to-day basis. For the year ended October 31, 2014, SunAmerica voluntarily waived and/or reimbursed expenses in the amount of $125,096 for the 2020 High Watermark Fund.

   For the year ended October 31, 2014, pursuant to the contractual expense limitations referred above, SunAmerica has waived or reimbursed expenses as follows:

                                     OTHER
                                    EXPENSES
FUND                               REIMBURSED
----                             --------------
2020 High Watermark Fund........    $ 55,453
Alternative Strategies Fund.....      50,060
Global Trends Fund..............      17,708
Focused Alpha Growth Fund.......          --
Focused Alpha Large-Cap Fund....          --
Income Explorer Fund............      43,865
Small-Cap Fund(1)...............      19,365

                                 CLASS SPECIFIC
                                    EXPENSES
FUND                               REIMBURSED
----                             --------------
2020 High Watermark Class A.....    $ 48,612
2020 High Watermark Class C.....      21,501
2020 High Watermark Class I.....      67,967
Alternative Strategies Class A..     103,023
Alternative Strategies Class C..      32,570
Alternative Strategies Class W..      29,286
Global Trends Class A...........      95,528
Global Trends Class C...........      29,526
Global Trends Class W...........      14,009
Focused Alpha Growth Class A....          --
Focused Alpha Growth Class C....       7,661
Focused Alpha Growth Class W....          --
Focused Alpha Large-Cap Class A.          --
Focused Alpha Large-Cap Class C.          --
Focused Alpha Large-Cap Class W.       7,559
Income Explorer Class A.........      50,777
Income Explorer Class C.........       9,262
Income Explorer Class W.........       7,377
Small-Cap Class A(1)............      86,240
Small-Cap Class C(1)............      13,912
Small-Cap Class W(1)............      13,782

--------
(1)For the period February 6, 2014 (commencement of operations) to October 31, 2014.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2014 -- (CONTINUED)


   For the year ended October 31, 2014, the amounts recouped by SunAmerica are as follows:

                               OTHER
                              EXPENSES
FUND                          RECOUPED
----                          --------
2020 High Watermark Fund.....   $--
Alternative Strategies.......    --
Global Trends................    --
Focused Alpha Growth Fund....    --
Focused Alpha Large-Cap Fund.    --
Income Explorer Fund.........    --
Small-Cap Fund(1)............    --

                                 CLASS SPECIFIC
                                    EXPENSES
FUND                                RECOUPED
----                             --------------
2020 High Watermark Class A.....    $    --
2020 High Watermark Class C.....         --
2020 High Watermark Class I.....         --
Alternative Strategies Class A..         --
Alternative Strategies Class C..         --
Alternative Strategies Class W..         --
Global Trends Class A...........         --
Global Trends Class C...........         --
Global Trends Class W...........         54
Focused Alpha Growth Class A....         --
Focused Alpha Growth Class C....     35,582
Focused Alpha Growth Class W....     23,013
Focused Alpha Large-Cap Class A.     68,124
Focused Alpha Large-Cap Class C.     29,435
Focused Alpha Large-Cap Class W.         26
Income Explorer Class A.........      2,138
Income Explorer Class C.........         --
Income Explorer Class W.........         --
Small-Cap Class A(1)............      6,332
Small-Cap Class C(1)............         --
Small-Cap Class W(1)............         --

   At October 31, 2014, expenses previously waived and/or reimbursed by SunAmerica that are subject to recoupment and expire during the time periods indicated are as follows:

                             OTHER EXPENSES REIMBURSED
                         ---------------------------------
                         OCTOBER 31, 2015 OCTOBER 31, 2016
-                        ---------------- ----------------
2020 High Watermark.....     $33,664          $55,453
Alternative Strategies..      13,652           50,060
Global Trends...........          --           17,708
Focused Alpha Growth....          --               --
Focused Alpha Large-Cap.          --               --
Income Explorer Fund....     195,833           43,865
Small-Cap Fund(1).......          --           19,365

--------
(1)For the period February 6, 2014 (commencement of operations) to October 31, 2014.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2014 -- (CONTINUED)

                                 CLASS SPECIFIC EXPENSES REIMBURSED
                                 ---------------------------------
                                 OCTOBER 31, 2015  OCTOBER 31, 2016
-                                ----------------  ----------------
2020 High Watermark Class A.....     $52,937           $48,612
2020 High Watermark Class C.....      25,575            21,501
2020 High Watermark Class I.....      81,445            67,967
Alternative Strategies Class A..     184,704           103,023
Alternative Strategies Class C..      57,239            32,570
Alternative Strategies Class W..      51,346            29,286
Global Trends Class A...........      35,376            95,528
Global Trends Class C...........          --            29,526
Global Trends Class W...........          --            14,009
Focused Alpha Growth Class A....          --                --
Focused Alpha Growth Class C....       1,639             7,661
Focused Alpha Growth Class W....          --                --
Focused Alpha Large-Cap Class A.          --                --
Focused Alpha Large-Cap Class C.          --                --
Focused Alpha Large-Cap Class W.      12,084             7,559
Income Explorer Class A.........      29,306            50,777
Income Explorer Class C.........      17,195             9,262
Income Explorer Class W.........      16,675             7,377
Small-Cap Class A(1)............          --            79,908
Small-Cap Class C(1)............          --            13,912
Small-Cap Class W(1)............          --            13,782

--------
(1)For the period February 6, 2014 (commencement of operations) to October 31, 2014.

   The Trust, on behalf of each Fund, has a Distribution Agreement with AIG Capital Services, Inc. ("ACS" or the "Distributor")*, an affiliate of the Adviser. Each Fund has adopted a Distribution Plan on behalf of its Class A shares and Class C shares (each a "Plan" and collectively, the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act, hereinafter referred to as the "Class A Plan" and the "Class C Plan." In adopting the Plans, the Trustees determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

   Under the Class A Plan and Class C Plan, the Distributor receives payments from a Fund at an annual rate of 0.10% and 0.75%, respectively, of average daily net assets of such Fund's Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be compensated for include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under each Plan may exceed the Distributor's distribution costs as described above. The Plans further provide that the Class A and Class C shares of each Fund shall pay the Distributor an account maintenance fee up to an annual rate of 0.25% of the average daily net assets of such class of shares for payments to broker-dealers for providing account maintenance activities. Accordingly, for the year ended October 31, 2014, ACS received fees (see Statement of Operations) based upon the aforementioned rates.

   The Trust, on behalf of the 2020 High Watermark Fund, has entered into an Administrative and Shareholder Services Agreement with ACS, pursuant to which ACS is paid an annual fee of 0.25% of average daily net assets of Class I shares as compensation for providing administrative and shareholder services to Class I shareholders. For the year ended October 31, 2014, ACS earned fees (see Statement of Operations) based upon the aforementioned rates.

   The Trust, on behalf of the Alternative Strategies, Global Trends, Focused Alpha Growth, Focused Alpha Large-Cap, Income Explorer and Small-Cap Funds, has entered into an Administrative and Shareholder Services Agreement with ACS, pursuant to which ACS is paid an annual fee of 0.15% of average daily net assets of Class W shares as compensation for providing administrative and shareholder services to Class W shareholders. For the year ended October 31, 2014, ACS earned fees (see Statement of Operations) based upon the aforementioned rates.

--------
* Effective February 28, 2014, SunAmerica Capital Services, Inc. ("SACS") changed its name to AIG Capital Services, Inc. ("ACS").

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2014 -- (CONTINUED)


   ACS receives sales charges on each Fund's Class A shares, portions of which are reallocated to affiliated broker-dealers and nonaffiliated broker-dealers. ACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Fund's Class A and Class C shares. ACS has advised the Funds that for the year ended October 31, 2014, the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

                                                 CLASS A                     CLASS A       CLASS C
                                 ---------------------------------------- ------------- -------------
                                                                           CONTINGENT    CONTINGENT
                                   SALES      AFFILIATED   NON-AFFILIATED   DEFERRED      DEFERRED
FUND                              CHARGES   BROKER-DEALERS BROKER-DEALERS SALES CHARGES SALES CHARGES
----                             ---------- -------------- -------------- ------------- -------------
2020 High Watermark Fund........ $       --    $     --       $     --       $    --       $    --
Alternative Strategies Fund.....     29,448      11,517         13,324            --           428
Global Trends Fund..............     42,774      24,012         11,808         3,707         2,235
Focused Alpha Growth Fund.......  1,080,409     439,973        475,840        11,816        13,982
Focused Alpha Large-Cap Fund....    400,786     185,050        157,031         4,266         4,064
SunAmerica Income Explorer Fund.     57,689      27,507         21,231            --           489
SunAmerica Small-Cap Fund.......      7,206       5,327            697            --            --

   The Trust has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an affiliate of the Adviser. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Funds' transfer agent, State Street Bank and Trust Company, in connection with the services that it offers to the shareholders of the Funds. Pursuant to the Service Agreement, the Funds pay a fee to SAFS for services rendered based upon an annual rate of 0.22% of daily net assets. For the year ended October 31, 2014, the Funds incurred the following expenses which are included in transfer agent fees payable in the Statement of Assets and Liabilities and in transfer agent fees and expenses in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement.

                                               PAYABLE AT
FUND                              EXPENSES  OCTOBER 31, 2014
----                             ---------- ----------------
2020 High Watermark Class A..... $   56,039     $ 4,585
2020 High Watermark Class C.....     13,817         961
2020 High Watermark Class I.....     24,502       1,911
Alternative Strategies Class A..    123,418       8,616
Alternative Strategies Class C..     25,101       1,759
Alternative Strategies Class W..     18,064       1,919
Global Trends Class A...........    108,004       6,565
Global Trends Class C...........     36,610       2,136
Global Trends Class W...........     15,914       1,319
Focused Alpha Growth Class A....    956,411      82,354
Focused Alpha Growth Class C....    197,870      18,554
Focused Alpha Growth Class W....    104,472       9,759
Focused Alpha Large-Cap Class A.  1,126,656      93,793
Focused Alpha Large-Cap Class C.    268,302      22,624
Focused Alpha Large-Cap Class W.     12,927       1,400
Income Explorer Class A.........     48,884       4,402
Income Explorer Class C.........      2,831         532
Income Explorer Class W.........        497          92
Small-Cap Class A...............     81,673       8,788
Small-Cap Class C...............        252          44
Small-Cap Class W...............        167          20

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2014 -- (CONTINUED)


   At October 31, 2014, The following affiliates owned a percentage of the outstanding shares of the following Funds:

FUND                                        HOLDER                     PERCENTAGE
----                     --------------------------------------------- ----------
Alternative Strategies.. SunAmerica Focused Multi-Asset Strategy Fund     47.6%
                         SunAmerica Focused Balanced Strategy Fund         3.8%
Global Trends........... SunAmerica Focused Multi-Asset Strategy Fund     28.1%
                         SunAmerica Focused Balanced Strategy Fund        10.6%
Focused Alpha Growth.... SunAmerica Focused Multi-Asset Strategy Fund      5.7%
Focused Alpha Large-Cap. SunAmerica Focused Multi-Asset Strategy Fund      5.5%
Income Explorer......... SunAmerica Focused Multi-Asset Strategy Fund     61.0%
                         SunAmerica Focused Balanced Strategy Fund        13.2%
Small Cap............... SunAmerica Focused Multi-Asset Strategy Fund     64.0%
                         SunAmerica Focused Balanced Strategy Fund        34.0%

   At October 31, 2014, The Variable Annuity Life Insurance Company, an affiliate of SunAmerica, owned 25.3% of the outstanding shares of the 2020 High Watermark Fund.

   On April 16, 2014, the Alternative Strategies Fund was reimbursed by Franklin Alternative Strategies Advisers, LLC (d/b/a Pelagos Capital Management, LLC ("Pelagos")), the Fund's subadviser, and the Adviser in the amount of $645,464 and $161,366, respectively, for a total of $806,830. These reimbursements were made in connection with certain foreign currency losses and interest charges incurred as a result of the management of the Fund's foreign futures accounts. A portion of the interest charges reimbursed ($232,463) was recorded by the Alternative Strategies Fund in the Fund's October 31, 2013 fiscal year end financial statements. The remaining portion of the reimbursement ($574,367) is reflected in the Fund's October 31, 2014 year end financial statements; $37,532 is reflected in the "net (fees waived and expenses reimbursed)/recouped by investment advisor" line in the Statement of Operations and $536,835 is reflected in the "Net increase from payment by affiliates" line in the Statement of Operations.

   On June 5, 2014, the Alternative Strategies Fund purchased a commodity-linked note issued by UBS AG, $3.0 million par value, 0.00% due 07/06/2015, causing the Alternative Strategies Fund to invest more than 5% of the value of its total assets in the securities of an issuer engaged in "securities related activities," in excess of the limits under Rule 12d3-1 of the 1940 Act. On June 12, 2014, a commodity-linked note issued by UBS AG, $5.0 million par value, 0.00% due 06/12/2014, matured bringing the Alternative Strategies Fund within the 5% investment limitation under Rule 12d3-1 and resulting in no gain or loss to the Fund.

Note 6. Purchases and Sales of Investment Securities

   The cost of purchases and proceeds from sales and maturities of long-term investments during the year ended October 31, 2014 were as follows:

                            PURCHASES         SALES
                          OF PORTFOLIO    OF PORTFOLIO
                           SECURITIES      SECURITIES    PURCHASES    SALES
                         (EXCLUDING U.S. (EXCLUDING U.S.  OF U.S.    OF U.S.
                           GOVERNMENT      GOVERNMENT    GOVERNMENT GOVERNMENT
FUND                       SECURITIES      SECURITIES    SECURITIES SECURITIES
----                     --------------- --------------- ---------- -----------
2020 High Watermark.....  $         --    $         --   $       -- $ 9,630,300
Alternative Strategies..     5,600,000      10,213,448    1,500,488  16,279,484
Global Trends...........            --              --           --          --
Focused Alpha Growth....   385,369,632     362,952,576           --          --
Focused Alpha Large-Cap.   363,342,135     464,440,890           --          --
Income Explorer.........    17,201,000      11,858,539           --          --
Small-Cap(1)............    79,786,203      31,034,462           --          --

--------
(1)For the period February 6, 2014 (commencement of operations) to October 31, 2014.

Note 7. Federal Income Taxes

   The following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2014 -- (CONTINUED)

   differences primarily due to taxable income from a wholly-owned foreign subsidiary, amortization of organizational costs, late year ordinary loss deferral, investments in passive foreign investment companies, retirement pension expense, wash sales and derivative transactions.

                                 DISTRIBUTABLE EARNINGS              TAX DISTRIBUTIONS
                         --------------------------------------  -------------------------
                                        FOR THE YEAR ENDED OCTOBER 31, 2014
                         -----------------------------------------------------------------
                                    LONG-TERM      UNREALIZED
                         ORDINARY GAINS/CAPITAL   APPRECIATION    ORDINARY     LONG-TERM
FUND                      INCOME  LOSS CARRYOVER (DEPRECIATION)*   INCOME    CAPITAL GAINS
----                     -------- -------------- --------------- ----------- -------------
2020 High Watermark..... $782,123  $(16,694,841)  $  4,663,391   $ 1,080,181  $        --
Alternative Strategies#.       --   (80,317,978)   (10,447,886)           --           --
Global Trends#..........       --       741,670    (14,340,542)    5,649,589    3,481,766
Focused Alpha Growth....       --    19,252,212    169,135,614    16,868,758    5,538,574
Focused Alpha Large-Cap.       --    39,705,342    129,420,598    16,852,120   16,393,121
Income Explorer.........  546,955       618,075       (155,917)    1,059,522           --
Small-Cap(1)............       --      (549,564)     2,486,641            --           --

--------
* Unrealized appreciation (depreciation) includes amounts for derivatives and other assets and liabilities denominated in foreign currency.
#  Consolidated; See Note 2
(1)For the period February 6, 2014 (commencement of operations) to October 31, 2014.

                            TAX DISTRIBUTIONS
                            FOR THE YEAR ENDED
                             OCTOBER 31, 2013
                         ------------------------
                          ORDINARY    LONG-TERM
FUND                       INCOME   CAPITAL GAINS
----                     ---------- -------------
2020 High Watermark..... $1,279,700  $        --
Alternative Strategies..         --           --
Global Trends...........         --           --
Focused Alpha Growth....         --   34,000,761
Focused Alpha Large-Cap.  3,281,834    8,086,339
Income Explorer.........    235,019           --

   As of October 31, 2014, for Federal income tax purposes, the Funds indicated below have capital loss carryforwards, which expire in the year indicated, which are available to offset future capital gains, if any:

                              CAPITAL LOSS CARRYFORWARD+            UNLIMITED+
                          ----------------------------------- -----------------------
FUND                          2015        2016        2017        ST          LT
----                      ------------ ----------- ---------- ----------- -----------
2020 High Watermark...... $         -- $15,380,416 $1,314,425 $        -- $        --
Alternative Strategies#..           --                     --  49,489,337  30,828,641
Global Trends#...........           --          --         --          --          --
Focused Alpha Growth*....   92,619,173  21,771,727         --     118,628      66,773
Focused Alpha Large-Cap*.  116,120,499  97,517,551         --          --          --
Income Explorer..........           --          --         --          --          --
Small-Cap................           --          --         --     549,564          --

--------
+ On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are effective for taxable years beginning after the date of enactment. Under the Act, the funds will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment without expiration. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.
* Certain capital loss carryforward amounts may be subject to limitations on their use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible that not all of the capital losses will be available for use. As of October 31, 2014, based on current tax law, the Focused Alpha Growth, and Focused Alpha Large-Cap have $109,672,201 and $181,827,750, respectively, of capital losses that will not be available for use.
#  Consolidated; See Note 2.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2014 -- (CONTINUED)


   The Funds indicated below utilized capital loss carryforwards which offset net realized taxable gains, and had expired capital loss carryforwards in the period ended October 31, 2014.

                             CAPITAL LOSS          CAPITAL LOSS
FUND                     CARRYFORWARD UTILIZED CARRYFORWARD EXPIRED
----                     --------------------- --------------------
2020 High Watermark.....      $ 1,289,844          $        --
Alternative Strategies..        1,713,267                   --
Global Trends...........               --                   --
Focused Alpha Growth....        7,450,937               75,722
Focused Alpha Large-Cap.       16,331,188           10,696,820
Income Explorer.........            3,065                   --
Small-Cap...............               --                   --

   Under the current tax law, late year ordinary losses may be deferred and treated as occurring on the first day of the following year. For the fiscal year ended October 31, 2014 the Funds elected to defer late year ordinary losses as follows:

                         DEFERRED LATE YEAR
FUND                       ORDINARY LOSS
----                     ------------------
2020 High Watermark.....     $       --
Alternative Strategies..        473,535
Global Trends...........        960,250
Focused Alpha Growth....      5,876,779
Focused Alpha Large-Cap.      3,039,950
Income Explorer.........             --
Small-Cap...............             --

   For the period ended October 31, 2014, the reclassifications arising from book/tax differences resulted in increases (decreases) that were due to deconsolidation adjustments of the wholly owned foreign subsidiaries, derivative transactions, net investment losses, treatment of foreign currency, Fair Fund settlements, expiration of capital loss carry forwards, disposition of passive foreign investment company securities and nondeductible expenses to the components of net assets as follows:

                          ACCUMULATED      ACCUMULATED
                         UNDISTRIBUTED  UNDISTRIBUTED NET
                         NET INVESTMENT   REALIZED GAIN
FUND                     INCOME (LOSS)       (LOSS)       CAPITAL PAID-IN
----                     -------------- ----------------- ---------------
2020 High Watermark.....   $       --      $        --     $         --
Alternative Strategies..    1,175,976          956,867       (2,132,843)
Global Trends...........      364,432        1,079,991       (1,444,423)
Focused Alpha Growth....    1,071,084           15,372       (1,086,456)
Focused Alpha Large-Cap.      740,090       10,690,719      (11,430,809)
Income Explorer.........       (2,890)           6,357           (3,467)
Small-Cap...............      285,107             (325)        (284,782)

   At October 31, 2014 the amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal tax purposes, including short-term securities and repurchase agreements, were as follows:

                                     AGGREGATE    AGGREGATE         NET
                                     UNREALIZED   UNREALIZED    UNREALIZED     COST OF
FUND                                    GAIN         LOSS       GAIN/(LOSS)  INVESTMENTS
----                                ------------ ------------  ------------  ------------
2020 High Watermark................ $  4,729,345 $    (65,954) $  4,663,391  $ 34,633,221
SunAmerica Alternative Strategies..    4,027,256  (14,523,895)  (10,496,639)   75,572,434
SunAmerica Global Trends...........           --  (14,898,815)  (14,898,815)   66,737,674
SunAmerica Focused Alpha Growth....  171,680,239   (2,544,110)  169,136,129   452,720,668
SunAmerica Focused Alpha Large Cap.  135,284,194   (5,863,596)  129,420,598   531,751,604
SunAmerica Income Explorer.........      927,871   (1,082,383)     (154,512)   27,050,432
SunAmerica Small Cap...............    5,842,453   (3,355,812)    2,486,641    47,834,393

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2014 -- (CONTINUED)


Note 8. Capital Share Transactions

   Transactions in capital shares of each class of each fund were as follows:

                                                 2020 HIGH WATERMARK FUND
                ------------------------------------------------------------------------------------------
                       CLASS A                CLASS A                CLASS C                CLASS C
                ---------------------  ---------------------  ---------------------  ---------------------
                       FOR THE                FOR THE                FOR THE                FOR THE
                      YEAR ENDED             YEAR ENDED             YEAR ENDED             YEAR ENDED
                   OCTOBER 31, 2014       OCTOBER 31, 2013       OCTOBER 31, 2014       OCTOBER 31, 2013
                ---------------------  ---------------------  ---------------------  ---------------------
                 SHARES      AMOUNT     SHARES      AMOUNT     SHARES      AMOUNT     SHARES      AMOUNT
                --------  -----------  --------  -----------  --------  -----------  --------  -----------
Shares
 sold(1)(2)....  209,674  $ 1,901,270   244,520  $ 2,306,692       152  $     1,369     1,196  $    11,482

 Reinvested
 shares........   68,635      617,714    67,858      658,897    11,950      107,672    17,054      165,426
Shares
 redeemed(1)(2) (555,239)  (5,054,305) (739,466)  (7,079,246) (353,087)  (3,200,167) (568,052)  (5,404,124)
                --------  -----------  --------  -----------  --------  -----------  --------  -----------
Net
 increase
 (decrease).... (276,930) $(2,535,321) (427,088) $(4,113,657) (340,985) $(3,091,126) (549,802) $(5,227,216)
                ========  ===========  ========  ===========  ========  ===========  ========  ===========

--------
(1)For the year ended October 31, 2014, includes automatic conversion of 78,604 shares of Class C shares in the amount of $713,966 to 78,400 shares of Class A shares in the amount of $713,966.
(2)For the year ended October 31, 2013, includes automatic conversion of 145,327 shares of Class C shares in the amount of $1,381,224 to 144,709 shares of Class A shares in the amount of $1,381,224.

                                      2020 HIGH WATERMARK FUND
                        ----------------------------------------------------
                                 CLASS I                    CLASS I
                        ------------------------  --------------------------
                                 FOR THE                    FOR THE
                               YEAR ENDED                 YEAR ENDED
                            OCTOBER 31, 2014           OCTOBER 31, 2013
                        ------------------------  --------------------------
                          SHARES       AMOUNT        SHARES        AMOUNT
                        ----------  ------------  -----------  -------------
Shares
 sold..................         --  $         --           --  $          --

 Reinvested
 shares................     37,886       341,353       42,420        412,742
Shares
 redeemed..............   (263,476)   (2,408,198)    (372,363)    (3,569,526)
                        ----------  ------------  -----------  -------------
Net increase (decrease)   (225,590) $ (2,066,845)    (329,943) $  (3,156,784)
                        ==========  ============  ===========  =============

                                                             ALTERNATIVE STRATEGIES FUND#
                        -----------------------------------------------------------------------------------------------------
                                 CLASS A                    CLASS A                  CLASS C                  CLASS C
                        ------------------------  --------------------------  ---------------------  ------------------------
                                 FOR THE                    FOR THE                  FOR THE                  FOR THE
                               YEAR ENDED                 YEAR ENDED                YEAR ENDED              YEAR ENDED
                            OCTOBER 31, 2014           OCTOBER 31, 2013          OCTOBER 31, 2014        OCTOBER 31, 2013
                        ------------------------  --------------------------  ---------------------  ------------------------
                          SHARES       AMOUNT        SHARES        AMOUNT      SHARES      AMOUNT      SHARES       AMOUNT
                        ----------  ------------  -----------  -------------  --------  -----------  ----------  ------------
Shares
 sold..................    427,360  $  3,416,999    2,548,594  $  21,077,267    87,135  $   689,664     160,060  $  1,317,219

 Reinvested
 shares................         --            --           --             --        --           --          --            --
Shares
 redeemed.............. (2,802,969)  (22,508,258) (15,065,610)  (125,689,392) (707,228)  (5,536,335) (3,481,257)  (28,604,414)
                        ----------  ------------  -----------  -------------  --------  -----------  ----------  ------------

 Net increase
 (decrease)............ (2,375,609) $(19,091,259) (12,517,016) $(104,612,125) (620,093) $(4,846,671) (3,321,197) $(27,287,195)
                        ==========  ============  ===========  =============  ========  ===========  ==========  ============

                                    ALTERNATIVE STRATEGIES FUND#
                        ----------------------------------------------------
                                 CLASS W                    CLASS W
                        ------------------------  --------------------------
                                 FOR THE                    FOR THE
                               YEAR ENDED                 YEAR ENDED
                            OCTOBER 31, 2014           OCTOBER 31, 2013
                        ------------------------  --------------------------
                          SHARES       AMOUNT        SHARES        AMOUNT
                        ----------  ------------  -----------  -------------
Shares
 sold..................    874,077  $  7,083,879      658,944  $   5,465,750

 Reinvested
 shares................         --            --           --             --
Shares
 redeemed..............   (736,802)   (5,932,847)  (5,012,702)   (41,864,508)
                        ----------  ------------  -----------  -------------

 Net increase
 (decrease)............    137,275  $  1,151,032   (4,353,758) $ (36,398,758)
                        ==========  ============  ===========  =============

--------
#  Consolidated; See Note 2.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2014 -- (CONTINUED)


                                                       GLOBAL TRENDS FUND#
              -----------------------------------------------------------------------------------------------------
                       CLASS A                   CLASS A                   CLASS C                  CLASS C
              ------------------------  -------------------------  ----------------------  ------------------------
                       FOR THE                   FOR THE                   FOR THE                  FOR THE
                     YEAR ENDED                 YEAR ENDED               YEAR ENDED               YEAR ENDED
                  OCTOBER 31, 2014           OCTOBER 31, 2013         OCTOBER 31, 2014         OCTOBER 31, 2013
              ------------------------  -------------------------  ----------------------  ------------------------
                SHARES       AMOUNT       SHARES        AMOUNT      SHARES      AMOUNT       SHARES       AMOUNT
              ----------  ------------  ----------  -------------  --------  ------------  ----------  ------------
Shares
 sold........    395,270  $  5,471,047     927,516  $  13,860,930    82,170  $  1,113,148     160,335  $  2,371,848

 Reinvested
 shares......    412,489     5,630,475          --             --   111,421     1,499,730          --            --
Shares
 redeemed.... (2,583,034)  (35,747,141) (9,600,969)  (142,618,005) (897,021)  (12,205,142) (2,561,824)  (37,818,642)
              ----------  ------------  ----------  -------------  --------  ------------  ----------  ------------

 Net increase
 (decrease).. (1,775,275) $(24,645,619) (8,673,453) $(128,757,075) (703,430) $ (9,592,264) (2,401,489) $(35,446,794)
              ==========  ============  ==========  =============  ========  ============  ==========  ============

                              GLOBAL TRENDS FUND#
              ---------------------------------------------------
                       CLASS W                   CLASS W
              ------------------------  -------------------------
                       FOR THE                   FOR THE
                     YEAR ENDED                 YEAR ENDED
                  OCTOBER 31, 2014           OCTOBER 31, 2013
              ------------------------  -------------------------
                SHARES       AMOUNT       SHARES        AMOUNT
              ----------  ------------  ----------  -------------
Shares
 sold........    469,895  $  6,398,991     263,214  $   3,918,356

 Reinvested
 shares......     14,700       201,537          --             --
Shares
 redeemed....   (686,878)   (9,516,460) (3,763,887)   (55,820,770)
              ----------  ------------  ----------  -------------

 Net increase
 (decrease)..   (202,283) $ (2,915,932) (3,500,673) $ (51,902,414)
              ==========  ============  ==========  =============

                                                  FOCUSED ALPHA GROWTH FUND
            -----------------------------------------------------------------------------------------------------
                     CLASS A                    CLASS A                   CLASS C                  CLASS C
            -------------------------  -------------------------  -----------------------  ----------------------
                     FOR THE                    FOR THE                   FOR THE                  FOR THE
                    YEAR ENDED                 YEAR ENDED                YEAR ENDED              YEAR ENDED
                 OCTOBER 31, 2014           OCTOBER 31, 2013          OCTOBER 31, 2014        OCTOBER 31, 2013
            -------------------------  -------------------------  -----------------------  ----------------------
              SHARES        AMOUNT       SHARES        AMOUNT       SHARES      AMOUNT       SHARES      AMOUNT
            ----------  -------------  ----------  -------------  ---------     ------     ---------  -----------
Shares
 sold......  4,121,785  $ 103,456,722   4,418,092  $  96,680,107  1,374,660  $ 34,184,756  1,005,375  $22,051,216
Shares
 issued
 in
 merger@...         --             --   5,574,811    127,408,906         --            --    614,131   13,899,595

 Reinvested
 shares....    689,263     16,434,069   1,376,617     25,921,701    112,829     2,655,243    173,060    3,239,688
Shares
 redeemed.. (4,691,144)  (118,193,076) (6,096,556)  (134,216,314)  (541,647)  (13,538,496)  (392,238)  (8,412,791)
            ----------  -------------  ----------  -------------  ---------  ------------  ---------  -----------
Net
 increase
 (decrease)    119,904  $   1,697,715   5,272,964  $ 115,794,400    945,842  $ 23,301,503  1,400,328  $30,777,708
            ==========  =============  ==========  =============  =========  ============  =========  ===========

                          FOCUSED ALPHA GROWTH FUND
            ----------------------------------------------------
                     CLASS W                    CLASS W
            -------------------------  -------------------------
                     FOR THE                    FOR THE
                    YEAR ENDED                 YEAR ENDED
                 OCTOBER 31, 2014           OCTOBER 31, 2013
            -------------------------  -------------------------
              SHARES        AMOUNT       SHARES        AMOUNT
            ----------  -------------  ----------  -------------
Shares
 sold......  2,798,158  $  71,365,394   1,163,542  $  26,309,777
Shares
 issued
 in
 merger@...         --             --      16,108        369,343

 Reinvested
 shares....     25,183        603,232       1,760         33,219
Shares
 redeemed.. (2,050,791)   (52,052,395)   (182,937)    (4,100,839)
            ----------  -------------  ----------  -------------
Net
 increase
 (decrease)    772,550  $  19,916,231     998,473  $  22,611,500
            ==========  =============  ==========  =============

--------
#  Consolidated; See Note 2.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2014 -- (CONTINUED)


                                                FOCUSED ALPHA LARGE-CAP FUND
            ----------------------------------------------------------------------------------------------------
                     CLASS A                    CLASS A                   CLASS C                 CLASS C
            -------------------------  -------------------------  ----------------------  ----------------------
                     FOR THE                    FOR THE                   FOR THE                 FOR THE
                    YEAR ENDED                 YEAR ENDED               YEAR ENDED              YEAR ENDED
                 OCTOBER 31, 2014           OCTOBER 31, 2013         OCTOBER 31, 2014        OCTOBER 31, 2013
            -------------------------  -------------------------  ----------------------  ----------------------
              SHARES        AMOUNT       SHARES        AMOUNT      SHARES      AMOUNT       SHARES      AMOUNT
            ----------  -------------  ----------  -------------  --------  ------------  ---------  -----------
Shares
 sold......    956,823  $  23,928,772   1,927,465  $  37,790,873   196,192  $  4,848,548    158,217  $ 3,362,470
Shares
 issued
 in
 merger@...         --             --  13,582,757    331,778,199        --            --  3,298,507   79,715,895

 Reinvested
 shares....  1,064,679     25,370,265     492,819      9,112,223   236,612     5,569,836     70,365    1,294,013
Shares
 redeemed.. (4,298,533)  (108,050,313) (6,320,366)  (144,755,194) (667,910)  (16,702,016)  (281,650)  (5,916,654)
            ----------  -------------  ----------  -------------  --------  ------------  ---------  -----------
Net
 increase
 (decrease) (2,277,031) $ (58,751,276)  9,682,675  $ 233,926,101  (235,106) $ (6,283,632) 3,245,439  $78,455,724
            ==========  =============  ==========  =============  ========  ============  =========  ===========

                        FOCUSED ALPHA LARGE-CAP FUND
            ----------------------------------------------------
                     CLASS W                    CLASS W
            -------------------------  -------------------------
                     FOR THE                    FOR THE
                   PERIOD ENDED                YEAR ENDED
                 OCTOBER 31, 2014           OCTOBER 31, 2013
            -------------------------  -------------------------
              SHARES        AMOUNT       SHARES        AMOUNT
            ----------  -------------  ----------  -------------
Shares
 sold......    307,493  $   7,804,487      92,061  $   2,078,580
Shares
 issued
 in
 merger@...         --             --          --             --

 Reinvested
 shares....      3,772         90,304         433          8,025
Shares
 redeemed..   (119,348)    (3,091,513)     (9,043)      (200,631)
            ----------  -------------  ----------  -------------
Net
 increase
 (decrease)    191,917  $   4,803,278      83,451  $   1,885,974
            ==========  =============  ==========  =============

                                             INCOME EXPLORER FUND
             ------------------------------------------------------------------------------------
                    CLASS A                 CLASS A               CLASS C             CLASS C
             ---------------------  ----------------------  -------------------  ----------------
                                        FOR THE PERIOD                            FOR THE PERIOD
                    FOR THE              JULY 2, 2013*            FOR THE          JULY 2, 2013*
                   YEAR ENDED               THROUGH              YEAR ENDED           THROUGH
                OCTOBER 31, 2014       OCTOBER 31, 2013       OCTOBER 31, 2014   OCTOBER 31, 2013
             ---------------------  ----------------------  -------------------  ----------------
              SHARES      AMOUNT      SHARES      AMOUNT     SHARES    AMOUNT    SHARES   AMOUNT
             --------  -----------  ---------  -----------  -------  ----------  ------  --------
Shares
 sold.......  273,129  $ 4,463,559  1,473,407  $22,280,178  177,000  $2,877,865  12,142  $183,435

 Reinvested
 shares.....   62,223      989,167     15,244      232,274    2,099      33,816      90     1,374
Shares
 redeemed... (235,164)  (3,742,568)  (108,817)  (1,644,690) (11,927)   (189,519)     (1)      (12)
             --------  -----------  ---------  -----------  -------  ----------  ------  --------
Net
 increase
 (decrease).  100,188    1,710,158  1,379,834   20,867,762  167,172   2,722,162  12,231   184,797
             ========  ===========  =========  ===========  =======  ==========  ======  ========

                          INCOME EXPLORER FUND
             ---------------------------------------------
                    CLASS W                 CLASS W
             ---------------------  ----------------------
                                        FOR THE PERIOD
                    FOR THE              JULY 2, 2013*
                   YEAR ENDED               THROUGH
                OCTOBER 31, 2014       OCTOBER 31, 2013
             ---------------------  ----------------------
              SHARES      AMOUNT      SHARES      AMOUNT
             --------  -----------  ---------  -----------
Shares
 sold.......   26,782  $   439,670      6,667  $   100,000

 Reinvested
 shares.....      668       10,754         87        1,332
Shares
 redeemed(1)   (2,758)     (45,488)        --           --
             --------  -----------  ---------  -----------
Net
 increase
 (decrease).   24,692      404,936      6,754      101,332
             ========  ===========  =========  ===========

--------
@  See Note 3
*  Commencement of operation

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2014 -- (CONTINUED)

                                SMALL-CAP FUND
            -----------------------------------------------------------
                    CLASS A             CLASS C           CLASS W
            ----------------------  ----------------- -----------------
                FOR THE PERIOD      FOR THE PERIOD    FOR THE PERIOD
               FEBRUARY 6, 2014*    FEBRUARY 6, 2014* FEBRUARY 6, 2014*
                    THROUGH             THROUGH           THROUGH
               OCTOBER 31, 2014     OCTOBER 31, 2014  OCTOBER 31, 2014
            ----------------------  ----------------- -----------------
              SHARES      AMOUNT    SHARES   AMOUNT   SHARES   AMOUNT
            ---------  -----------  ------  --------  ------  --------
Shares
 sold...... 3,558,090  $53,373,368  16,590  $248,500  7,314   $110,000

 Reinvested
 shares....        --           --      --        --     --         --
Shares
 redeemed..  (321,964)  (4,891,988)     --        --     --         --
            ---------  -----------  ------  --------  -----   --------
Net
 increase
 (decrease) 3,236,126   48,481,380  16,590   248,500  7,314    110,000
            =========  ===========  ======  ========  =====   ========

--------
*  Commencement of operations.

   On September 13, 2010, the SunAmerica Focused Alpha Growth Fund, Inc. announced its intention to conduct an in-kind tender offer to acquire up to 30% of the SunAmerica Focused Alpha Growth Fund, Inc. outstanding shares at a price equal to 98.5% of the SunAmerica Focused Alpha Growth Fund, Inc. net asset value (NAV) per share in exchange for a pro rata distribution of the SunAmerica Focused Alpha Growth Fund, Inc. portfolio securities (subject to certain exceptions, including paying cash in lieu of fractional shares and paying cash in lieu of delivering any "odd lot" of portfolio securities (i.e., fewer than 100 shares) to a participating shareholder). The in-kind tender offer commenced on October 7, 2010 and expired at 5:00 p.m. eastern time on November 18, 2010.

   In accordance with the terms of the in-kind tender offer, the SunAmerica Focused Alpha Growth Fund, Inc. accepted 6,106,571 properly tendered shares, representing 30% of the SunAmerica Focused Alpha Growth Fund, Inc. outstanding shares of common stock, at a price per share of $17.96, which is equal to 98.5% of the SunAmerica Focused Alpha Growth Fund, Inc. net asset value per share as of the close of regular trading on the New York Stock Exchange on November 19, 2010. The total value of the assets of the SunAmerica Focused Alpha Growth Fund, Inc. distributed in payment for such properly tendered shares accepted was $109,674,015. Because the number of shares tendered exceeded 30% of the SunAmerica Focused Alpha Growth Fund, Inc. outstanding shares of common stock, the SunAmerica Focused Alpha Growth Fund, Inc. purchased tendered shares on a pro rata basis. Accordingly, on a pro rata basis, approximately 44.2% of the shares properly tendered by each participating shareholder were accepted for payment. As a result of the in-kind tender offer, the SunAmerica Focused Alpha Growth Fund, Inc. recorded net realized gains of $26,382,332 for financial statement purposes.

   On September 13, 2010, the SunAmerica Focused Alpha Large-Cap Fund, Inc. announced its intention to conduct an in-kind tender offer to acquire up to 25% of the SunAmerica Focused Alpha Large-Cap Fund, Inc. outstanding shares at a price equal to 98.5% of the SunAmerica Focused Alpha Large-Cap Fund, Inc. net asset value (NAV) per share in exchange for a pro rata distribution of the SunAmerica Focused Alpha Large-Cap Fund, Inc. portfolio securities (subject to certain exceptions, including paying cash in lieu of fractional shares and paying cash in lieu of delivering any "odd lot" of portfolio securities (i.e., fewer than 100 shares) to a participating shareholder). The in-kind tender offer commenced on October 7, 2010 and expired at 5:00 p.m. Eastern time on November 18, 2010.

   In accordance with the terms of the in-kind tender offer, the SunAmerica Focused Alpha Large-Cap Fund, Inc. accepted 2,413,809 properly tendered shares, representing 25% of the SunAmerica Focused Alpha Large-Cap Fund, Inc. outstanding shares of common stock, at a price per share of $16.64, which is equal to 98.5% of the SunAmerica Focused Alpha Large-Cap Fund, Inc. net asset value per share as of the close of regular trading on the New York Stock Exchange on November 19, 2010. The total value of the assets of the SunAmerica Focused Alpha Large-Cap Fund, Inc. distributed in payment for such properly tendered shares accepted was $40,165,782. Because the number of shares tendered exceeded 25% of the SunAmerica Focused Alpha Large-Cap Fund, Inc. outstanding shares of common stock, the SunAmerica Focused Alpha Large-Cap Fund, Inc. purchased tendered shares on a pro rata basis. Accordingly, on a pro rata basis, approximately 33.3% of the shares properly tendered by each participating shareholder were accepted for payment. As a result of the in-kind tender offer, the Focused Alpha Large-Cap Fund, Inc. recorded net realized gains of $6,723,429 for financial statement purposes.

Note 9. Line of Credit

   The Trust has established a $10 million committed secured line of credit with State Street Bank and Trust Company, the custodian for the 2020 High Watermark Fund, Alternative Strategies Fund and Global Trends Fund. The SunAmerica family of

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2014 -- (CONTINUED)

   mutual funds has established a $75 million committed and $50 million uncommitted line of credit with State Street Bank and Trust Company, for the Focused Alpha Growth, Focused Alpha Large-Cap and Income Explorer Funds. Interest is currently payable at the higher of the Federal Funds Rate or London Interbank Offered Rate plus 125 basis points on both of the committed lines and State Street Bank and Trust Company's discretionary bid rate on both uncommitted lines of credit. There is also a commitment fee of 15 basis points per annum on the daily unused portion of both committed lines of credit and a one-time closing fee of 5 basis points on the uncommitted line of credit both of which are included in other expenses on the Statement of Operations. Prior to September 12, 2014, the commitment fee was 10 basis points per annum on the daily unused portion of both committed lines of credit and there was no closing fee on both uncommitted lines of credit. Borrowings under both of the lines of credit will commence when the respective Fund's cash shortfall exceeds $100,000. For the year ended October 31, 2014, the following Funds had borrowings:

                                                            WEIGHTED
                             DAYS     INTEREST AVERAGE DEBT AVERAGE
FUND                      OUTSTANDING CHARGES    UTILIZED   INTEREST
----                      ----------- -------- ------------ --------
Focused Alpha Growth.....     14       $1,474   $2,825,582    1.35%
Focused Alpha Large-Cap..     28        1,575    1,501,383    1.35

   At October 31, 2014, there were no borrowings outstanding.

Note 10. Expense Reductions

   Through expense offset arrangements resulting from broker commission recapture, a portion of the expenses of the Funds set forth below have been reduced. For the year ended October 31, 2014, the amount of expense reductions received by each Fund used to offset non-affiliated expenses were as follows:

                           TOTAL
                          EXPENSE
FUND                     REDUCTIONS
----                     ----------
Focused Alpha Growth....  $10,648
Focused Alpha Large-Cap.    5,874

Note 11. Interfund Lending Agreement

   Pursuant to the exemptive relief granted by the Securities and Exchange Commission, the Funds are permitted to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Funds to borrow money from and lend money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating Funds receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction. For the year ended October 31, 2014, none of the Funds participated in this program.

Note 12. Trustees' Retirement Plan

   The Board has adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993, as amended, for the Disinterested Trustees. The Retirement Plan provides generally that a Disinterested Trustee may become a participant ("Participant") in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Trustee of any of the adopting SunAmerica mutual funds (the "Adopting Funds") or has attained the age of 60 while a Trustee and completed five (5) consecutive years of service as a Trustee of any Adopting Fund (an "Eligible Trustee/Director"). Pursuant to the Retirement Plan, an Eligible Trustee may receive benefits upon (i) his or her death or disability while a Trustee or (ii) the termination of his or her tenure as a Trustee, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Trustee.

   As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Trustee and Participant, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Trustee's account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2014 -- (CONTINUED)

   Adopting Funds. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

   Effective December 3, 2008, the Retirement Plan was amended to, among other things, (1) freeze the Retirement Plan as to future accruals for active Participants as of December 31, 2008, (2) prohibit Disinterested Trustees from first becoming participants in the Retirement Plan after December 31, 2008 and (3) permit active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The freeze on future accruals does not apply to Participants that have commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

   The following amounts for the Retirement Plan Liabilities are included in the Trustees' fees and expenses payable line on the Statements of Assets and Liabilities and the amounts for the Retirement Plan Expenses are included in the Trustees' fees and expenses line on the Statements of Operations.

                              RETIREMENT RETIREMENT RETIREMENT
                                 PLAN       PLAN       PLAN
                              LIABILITY   EXPENSE    PAYMENTS
                              ---------- ---------- ----------
FUND                               AS OF OCTOBER 31, 2014
----                          --------------------------------
Focused Alpha Growth Fund....   $1,842      $51      $ 4,287
Focused Alpha Large-Cap Fund.    4,432       77       10,373

Note 13. Investment Concentration

   The Funds may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the U.S. government. The Funds may also invest in obligations issued by agencies and instrumentalities of the U.S. government that may vary in the level of support they receive from the government. These obligations may not be backed by the full faith and credit of the U.S. government. With respect to those instruments that are not backed by the full faith and credit of the U.S. government, the U.S. government may choose not to provide financial support to such government sponsored agencies or instrumentalities since it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund holding securities of such issuer might not be able to recover its investment from the U.S. government. As a result of the Funds' concentration in U.S. government agencies or instrumentalities, they may be subject to risks associated with the U.S. government. At the end of the period, the 2020 High Watermark Fund and the Alternative Strategies Fund had 15.8% and 38.2%, respectively, of their total net assets invested in such securities.

Note 14. Security Transactions with Affiliated Portfolios

   The Portfolios are permitted to transfer securities by purchasing from and/or selling to other affiliated funds under certain conditions approved by the Board of Trustees. The affiliated funds involved in such transactions must have a common investment adviser or investment advisers which are affiliated persons of each other, common Trustees, and/or common officers in compliance with Rule 17a-7 of the 1940 Act. Pursuant to the Act, such a transaction must be either a purchase or a sale, for no consideration other than cash payment against prompt delivery of the security at the current market price. No brokerage commission or fee (except for customary transfer fees), or other remuneration is paid in connection with such transactions. For the year ended October 31, 2014, the following Portfolios engaged in security transactions with affiliated Portfolios:

                               COST OF   PROCEEDS   REALIZED
FUND                          PURCHASES FROM SALES GAIN\(LOSS)
----                          --------- ---------- ----------- -
Focused Alpha Growth Fund....    $--    $3,966,656  $(154,179)
Focused Alpha Large-Cap Fund.     --     3,412,132   (132,502)

        SUNAMERICA SPECIALTY SERIES
        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of SunAmerica Specialty Series:

In our opinion, the accompanying statements of assets and liabilities (consolidated statements of assets and liabilities for SunAmerica Alternative Strategies Fund and SunAmerica Global Trends Fund), including the portfolios of investments (consolidated portfolios of investments for SunAmerica Alternative Strategies Fund and SunAmerica Global Trends Fund), and the related statements of operations (consolidated statements of operations for SunAmerica Alternative Strategies Fund and SunAmerica Global Trends Fund) and of changes in net assets (consolidated statements of changes in net assets for SunAmerica Alternative Strategies Fund and SunAmerica Global Trends Fund) and the financial highlights (consolidated financial highlights for SunAmerica Alternative Strategies Fund and SunAmerica Global Trends Fund) present fairly, in all material respects, the financial position of each of the seven funds constituting SunAmerica Specialty Series (the "Trust") at October 31, 2014, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion expressed above.

PricewaterhouseCoopers LLP

Houston, Texas
December 29, 2014

        SUNAMERICA SPECIALTY SERIES
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS -- OCTOBER 31, 2014 -- (UNAUDITED)

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS

The Board of Trustees (the "Board," the members of which are referred to as "Trustees") of SunAmerica Specialty Series (the "Trust"), including the Trustees who are not "interested persons," as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), of the Trust or its separate series (each, a "Fund," and collectively, the "Funds"), SunAmerica Asset Management, LLC ("SunAmerica"), Pelagos Capital Management, LLC ("Pelagos"), Wellington Management Company, LLP ("Wellington Management"), BAMCO, Inc ("BAMCO"), Marsico Capital Management LLC ("Marsico"), BlackRock Investment Management LLC ("BlackRock"), Cohen and Steers Capital Management ("Cohen and Steers") or Trajectory Asset Management LLC ("Trajectory," and together with Pelagos, Wellington, BAMCO, Marsico, and BlackRock, the "Subadvisers"), approved the continuation of the Investment Advisory and Management Agreements between the Trust, on behalf of each of the Funds and SunAmerica, each for a one-year period ending June 30, 2015 at an in-person meeting held on June 3, 2014 (the "Meeting"). The Trust currently consists of the following seven separate Funds:
2020 High Watermark Fund (the "2020 Fund"), the SunAmerica Global Trends Fund (the "Global Trends Fund"), the SunAmerica Alternative Strategies Fund (the "Alternative Strategies Fund"), the SunAmerica Focused Alpha Growth Fund (the "Alpha Growth Fund"), the SunAmerica Focused Alpha Large-Cap Fund (the "Alpha Large-Cap Fund"), the SunAmerica Income Explorer Fund (the "Income Explorer Fund"), and the SunAmerica Small-Cap Fund (the "Small-Cap Fund")./1/

At the Meeting, the Board, including the Independent Trustees, also approved the continuation of the Subadvisory Agreement among SunAmerica, Trajectory and the Trust with respect to the 2020 Fund, the Subadvisory Agreement between SunAmerica and Pelagos with respect to the Alternative Strategies Fund, the Subadvisory Agreement between SunAmerica and Wellington with respect to the Global Trends Fund, the Subadvisory Agreement between SunAmerica and Marsico with respect to each of the Alpha Growth Fund and Alpha Large-Cap Fund, the Subadvisory Agreement between SunAmerica and BAMCO with respect to the Alpha Growth Fund, the Subadvisory Agreement between SunAmerica and BlackRock with respect to the Alpha Large-Cap Fund, and the Subadvisory Agreement between SunAmerica and Cohen and Steers with respect to the Income Explorer Fund, each for a one-year period ending June 30, 2015 (the "Subadvisory Agreements," and together with the Advisory Agreement, the "Agreements").

At the Meeting, the Board, including the Independent Trustees, also approved a new Subadvisory Agreement between SunAmerica and Cadence Capital Management, LLC ("Cadence" or a "Subadviser") with respect to the Small-Cap Fund (the "New Subadvisory Agreement" or an "Agreement") in connection with the anticipated termination of the current Subadvisory Agreement between SunAmerica and Cadence (the "Current Subadvisory Agreement") as a result of an anticipated change in control of Cadence in which Cadence MD LLC ("MD LLC") -- which currently owns 51% of CCM Holding LLC ("Holding"), the parent holding company of Cadence -- and Continuum Capital Managers LLC ("Continuum"), would each acquire a portion of the remaining 49% economic interest in Holding from Rosemont Partners so that MD LLC would increase its ownership of Holding to 67% and Continuum would acquire a 33% economic interest in Holding (the "Transaction"). The Transaction would result in the "assignment" of the Current Subadvisory Agreement, as that term is defined in the 1940 Act. In accordance with its terms, and as required by the 1940 Act, the Current Subadvisory Agreement would terminate as a result of its assignment. Upon termination of the Current Subadvisory Agreement, the New Subadvisory Agreement would become effective./2/

In accordance with Section 15(c) of the 1940 Act, the Board requested, and SunAmerica and the Subadvisers provided, materials relating to the Board's consideration of whether to approve the continuation of the Advisory Agreements and Subadvisory Agreements and whether to approve the New Subadvisory Agreement. These materials included, among other things: (a) a summary of the services provided to the Funds by SunAmerica and its affiliates, and by the Subadvisers; (b) information independently compiled and prepared by Lipper, Inc. ("Lipper"), an independent third-party provider of mutual fund data, on fees and expenses of the Funds, and the investment performance of the Funds as compared with a peer group and/or peer universe of funds, as applicable;
(c) information on the profitability of SunAmerica and its affiliates, and a discussion relating to indirect benefits; (d) information relating to economies of scale; (e) information about SunAmerica's general compliance policies and procedures and the services it provides in connection with its oversight of subadvisers; (f) information on SunAmerica's and the Subadvisers' risk management processes; (g) information regarding brokerage and soft dollar practices; and (h) information about the key personnel of SunAmerica

--------
1 At an in-person meeting of the Board of Trustees on September 17, 2013, the Board approved the Investment Management and Advisory Agreement between the Trust, on behalf of the Small-Cap Fund, for an initial term ending on June 30, 2015. Therefore, the Board did not consider the Investment Management and Advisory Agreement with respect to the Small-Cap Fund at the Meeting.
2 The New Subadvisory Agreement will become effective once the Transaction is consummated.

        SUNAMERICA SPECIALTY SERIES
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS -- OCTOBER 31, 2014 -- (UNAUDITED) (CONTINUED)

and its affiliates, and the Subadvisers, that are involved in the investment management, administration, compliance and risk management activities with respect to the Funds, as well as current and projected staffing levels and compensation practices.

In determining whether to approve the continuation of the Advisory Agreements and Subadvisory Agreements, and whether to approve the New Subadvisory Agreement, the Board, including the Independent Trustees, considered at the Meeting, and from time to time, as appropriate, factors that it deemed relevant, including the following information:

Nature, Extent and Quality of Services Provided by SunAmerica and the Subadvisers. The Board, including the Independent Trustees, considered the nature, extent and quality of services provided by SunAmerica. The Board noted that the services include acting as investment manager and adviser to the Funds, managing the daily business affairs of the Funds, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that SunAmerica provides office space, bookkeeping, accounting, legal, and compliance, clerical and administrative services and has authorized its officers and employees, if elected, to serve as officers or trustees of the Trust without compensation. The Board also noted that SunAmerica is responsible for monitoring and reviewing the activities of affiliated and unaffiliated third-party service providers, including the Subadvisers. In addition to the quality of the advisory services provided by SunAmerica, the Board considered the quality of the administrative and other services provided by SunAmerica to the Funds pursuant to the Advisory Agreements.

In connection with the services provided by SunAmerica, the Board analyzed the structure and duties of SunAmerica's fund administration, accounting, operations, legal and compliance departments and concluded that they were adequate to meet the needs of the Funds. The Board also reviewed the personnel responsible for providing advisory services to the Funds and other key personnel of SunAmerica, in addition to current and projected staffing levels and compensation practices. The Board further considered certain strategic changes that SunAmerica had implemented with respect to its investment department, and concluded, based on their experience and interaction with SunAmerica, that: (i) SunAmerica would continue to be able to retain quality investment and other personnel; (ii) SunAmerica has exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities under the Advisory Agreements; (iii) SunAmerica has been responsive to requests of the Board; and (iv) SunAmerica has kept the Board apprised of developments relating to the Funds and the industry in general. The Board concluded that the nature and extent of services provided under the Advisory Agreements were reasonable and appropriate in relation to the management fee and that the quality of services continues to be high.

The Board also considered SunAmerica's reputation and relationship with the Funds and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board considered SunAmerica's experience in providing management and investment advisory and administrative services to advisory clients and noted that as of March 31, 2014, SunAmerica managed, advised and/or administered approximately $66.7 billion in assets. In addition, the Board considered SunAmerica's code of ethics and its commitment to compliance generally and with respect to its management and administration of the Funds. The Board also considered SunAmerica's risk management processes. The Board further observed that SunAmerica has developed internal procedures for monitoring compliance with the investment objectives, policies and restrictions of the Funds as set forth in the Fund's prospectuses. The Board also reviewed SunAmerica's compliance and regulatory history and noted that there were no material regulatory or compliance issues that would potentially impact SunAmerica from effectively serving as the investment adviser to the Funds.

The Board also considered the nature, extent and quality of subadvisory services provided by each Subadviser to the applicable Fund. The Board observed that the Subadvisers are responsible for providing day-to-day investment management services, including investment research, advice and supervision, and determining which securities will be purchased or sold by the Fund that each Subadviser manages, subject to the oversight and review of SunAmerica. The Board reviewed each Subadviser's history, structure, size, visibility and resources, which are needed to attract and retain highly qualified investment professionals. The Board reviewed the personnel that are responsible for providing subadvisory services to the Funds and other key personnel of the Subadvisers, in addition to current and projected staffing levels and compensation practices and concluded, based on their experience with each Subadviser, that each Subadviser: (i) has been able to retain high quality portfolio managers and other investment personnel; (ii) has exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the Subadvisory Agreement; and (iii) has been responsive to requests of the Board and of SunAmerica. In addition, the Board considered each Subadviser's code of ethics and risk management processes. The Board further observed that each Subadviser has developed internal policies and procedures for monitoring compliance with the investment objectives, policies and restrictions of the Funds as set forth in the Funds' prospectuses.

        SUNAMERICA SPECIALTY SERIES
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS -- OCTOBER 31, 2014 -- (UNAUDITED) (CONTINUED)

The Board also reviewed each Subadviser's compliance and regulatory history and noted that there were no material legal, regulatory or compliance issues that would potentially impact the Subadvisers in effectively serving as subadvisers to the Funds. The Board concluded that the nature and extent of services provided by the Subadvisers under the Subadvisory Agreements were reasonable and appropriate in relation to the subadvisory fees and that the quality of services continues to be high.

With respect to the approval of the New Subadvisory Agreement, the Board was provided with specific information from SunAmerica and Cadence regarding the Transaction and the Board reviewed the details of the Transaction with SunAmerica. In evaluating the nature, extent and quality of the services to be provided by Cadence under the New Subadvisory Agreement, the Board considered, among other things, the expected impact of the Transaction on the operations, organization and personnel of Cadence and how it would effect the Small-Cap Fund, the ability of Cadence to perform its duties after the Transaction and any anticipated changes to the current investment practices and related services to the Fund. The Board noted in particular that the Transaction was not anticipated to result in any changes in the investment personnel, management, day-to-day operations or investment processes of Cadence and that the current portfolio management team would continue to manage the Fund. The Board concluded that it was satisfied with the nature, extent and quality of the services to be provided by Cadence under the New Subadvisory Agreement, which were expected to be substantially similar to the services provided by Cadence under the Current Subadvisory Agreement, and such services were reasonable and appropriate in relation to the proposed subadvisory fee. The Board further concluded that the quality of services to be provided by Cadence to the Fund after the Transaction should continue to be high.

Investment Performance. The Board, including the Independent Trustees, also considered the investment performance of SunAmerica and the Subadvisers with respect to the Funds. In connection with its review, the Board received and reviewed information regarding the investment performance of the Funds as compared to each Fund's peer universe ("Peer Universe") and/or peer group ("Peer Group") as independently determined by Lipper and to an appropriate index or combination of indices. The Board was provided with a description of the methodology used by Lipper to select the funds in the Peer Groups and Peer Universes.

With respect to the approval of the New Subadvisory Agreement, the Board, including the Independent Trustees, considered that performance information was limited with respect to the Small-Cap Fund since it had only recently commenced investment operations. The Board also considered the performance data with respect to any other mutual funds or other accounts advised or subadvised by Cadence with similar investment objectives and/or strategies, as applicable. In considering this comparative performance information, however, the Board also reviewed any relevant distinctions and differences, and acknowledged that past performance is not necessarily indicative of future results. The Board concluded that the Fund's performance was satisfactory.

The Board noted that performance information was for the periods ended
March 31, 2014. The Board also noted that it regularly reviews the performance of the Funds throughout the year. The Board further noted that, while it monitors performance of the Funds closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years.

2020 Fund. The Board considered that the 2020 Fund's performance was below the median of its Peer Universe/3/ for the one-, three, and five-year periods. The Board also considered that the 2020 Fund has certain restrictions on its investment techniques in the master agreement that backs the payment undertaking on the Fund and that, due to these restrictions, the Fund's fixed income exposures were significantly higher than those of the funds in the Peer Universe, which can cause the Fund's relative ranking within the Peer Universe to change significantly from period to period. The Board therefore acknowledged the inherent limitations in comparing the 2020 Fund to its Peer Universe, noting that while the Fund generally tailors its portfolio's risk level over time in a manner similar to ordinary target date funds, the Fund also seeks to preserve principal and investment gains at the Fund's protected maturity date and is therefore subject to restrictions in the master agreement that backs the payment undertaking. In view of the above considerations, the Board concluded that the Fund's performance was satisfactory.

Alternative Strategies Fund. The Board considered that the Fund's performance was below the median of its Peer Group and Peer Universe for the one-, three- and five-year periods. The Board further considered that the Fund underperformed its Lipper Index the one-, three- and five-year periods. The Board also acknowledged the inherent limitations in comparing this Fund to its Peer Group. In particular, the Board noted that the Peer Group for the Fund contained a number of funds in the "flexible portfolio" category due to

--------
3 Due to the limited number of funds in the 2020 Fund's Lipper classification, no Peer Group was provided in the Lipper Report.

        SUNAMERICA SPECIALTY SERIES
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS -- OCTOBER 31, 2014 -- (UNAUDITED) (CONTINUED)

the relative lack of funds that share the Fund's unique investment strategies. The Board noted management's discussion of the Fund's performance, including management's continued monitoring and review of the Portfolio. The Board concluded that the Fund's performance was being addressed.

Global Trends Fund. The Board considered that the Fund's performance was below the median of its Peer Group and Peer Universe for the one- and two-year periods. The Board also considered that the Fund underperformed its Lipper Index for the one- and two-year periods. The Board noted that the Fund had a relatively short performance history and also acknowledged the inherent limitations in comparing this Fund to its Peer Group and Peer Universe. In particular, the Board noted that the Peer Group and Peer Universe for the Fund consisted primarily of funds in the "global flexible" category due to the relative lack of funds that share the Fund's unique investment strategies. The Board then noted management's discussion of the Fund's performance, including management's continued monitoring and review of the Portfolio, and concluded that the Fund's performance was being addressed.

Income Explorer Fund. The Board considered that performance information was limited with respect to the Income Explorer Fund since it had only recently commenced investment operations. The Board also considered the performance data with respect to any other mutual funds or other accounts advised or subadvised by SunAmerica and by Cohen and Steers Capital Management, Inc., the subadviser to the Fund, with similar investment objectives and/or strategies, as applicable. In considering this comparative performance information, however, the Board also reviewed any relevant distinctions and differences, and acknowledged that past performance is not necessarily indicative of future results. The Board concluded that the Fund's performance was satisfactory.

Alpha Growth Fund. The Board considered that the Fund's performance was above the median of its Peer Group for the one-year period, above the median of its Peer Group and Peer Universe for the five-year period, below the median of its Peer Group for the three-year period and below the median for its Peer Universe for the one- and three-year periods. The Board also noted that the Fund outperformed its Lipper Index for the five-year period and underperformed its Lipper Index for the one- and three-year periods. The Board concluded that the Fund's overall performance was satisfactory.

Alpha Large-Cap Fund. The Board considered that the Fund's performance was above the median of its Peer Group and Peer Universe for the one-, three-, and five-year periods. The Board further noted that the Fund underperformed its Lipper Index for the one- and three-year periods and outperformed its Lipper Index for the five-year period. The Board concluded that the Fund's performance was satisfactory.

Consideration of the Management Fee and Subadvisory Fees and the Cost of the Services and Profits to be Realized by SunAmerica and the Subadvisers and their Affiliates from the Relationship with the Funds. The Board, including the Independent Trustees, received and reviewed information regarding the fees to be paid by the Funds to SunAmerica pursuant to the Advisory Agreements and the fees paid by SunAmerica to the Subadvisers pursuant to the Subadvisory Agreements. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by SunAmerica, the Subadvisers or their affiliates in connection with providing such services to the Funds.

To assist in analyzing the reasonableness of the management fee for each of the Funds, the Board received reports independently prepared by Lipper. The reports showed comparative fee information for each Fund's Peer Group and/or Peer Universe as determined by Lipper, including rankings within each category. In considering the reasonableness of the management fee to be paid by each Fund to SunAmerica, the Board reviewed a number of expense comparisons, including:
(i) contractual and actual management fees; and (ii) actual total operating expenses. In considering each Fund's total operating expenses, the Board analyzed the level of fee waivers and expense reimbursements and the net expense caps contractually agreed upon by SunAmerica with respect to the Funds. The Board also considered the voluntary fee waivers and/or expense reimbursements being made by SunAmerica with respect to the 2020 Fund in order to prevent an Early Closure Condition from occurring. The Board further considered that, unlike the funds in the Peer Group and Peer Universe, the fee waivers and/or reimbursements being made by SunAmerica with respect to the Alpha Growth Fund and Alpha Large-Cap Fund are only reflected in the total expenses category of the Lipper reports, rather than also being reflected as specific management fee waivers in the actual management fees category of the Lipper reports. As a result, the Board took into account that the actual management fees presented by Lipper for the funds in the respective Peer Groups and Peer Universes applicable to the Alpha Growth Fund and Alpha Large-Cap Fund may appear lower on a relative basis. The Board also considered the various expense components of the Funds and compared each Fund's net expense ratio to those of other funds within its Peer Group and/or Peer Universe as a guide to help assess the reasonableness of the management fee for the Funds. The Board acknowledged that

        SUNAMERICA SPECIALTY SERIES
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS -- OCTOBER 31, 2014 -- (UNAUDITED) (CONTINUED)

it was difficult to make precise comparisons with other funds in the Peer Groups and Peer Universes since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Lipper as a whole was useful in assessing whether SunAmerica was providing services at a cost that was competitive with other, similar funds.

The Board also considered the management fees received by SunAmerica with respect to other mutual funds and accounts with similar investment strategies to the Funds, to the extent applicable. The Board noted, however, that the mutual funds identified as similar to the Funds are sold only in the variable annuity market and, accordingly, are in different Lipper classifications, with a peer groups consisting of funds underlying variable insurance products.

The Board also received and reviewed information regarding the fees paid by SunAmerica to the Subadvisers pursuant to the Subadvisory Agreements and the fee to be paid by SunAmerica to Cadence pursuant to the New Subadvisory Agreement. To assist in analyzing the reasonableness of the subadvisory fees, the Board received a report prepared independently by Lipper. The report showed comparative fee information of each Fund's Peer Group and/or Peer Universe that the Trustees used as a guide to help assess the reasonableness of the subadvisory fees. The Trustees noted that Peer Group and/or Peer Universe information as a whole was useful in assessing whether the Subadvisers were providing services at a cost that was competitive with other similar funds. The Trustees also considered that the subadvisory fees are paid by SunAmerica out of its management fee and not by the Funds, and that subadvisory fees may vary widely within a Peer Group for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fees paid by SunAmerica and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by SunAmerica and the Subadvisers, respectively.

The Board also considered fees received by the Subadvisers with respect to other mutual funds and accounts with similar investment strategies to the Funds for which they serve as adviser or subadviser, as applicable. However, the Board observed that certain of the similarly managed funds identified by Marsico were managed by Marsico in its capacity as investment adviser and not as a subadviser. The Board further observed that the similar accounts identified by Wellington were institutional separate accounts, and Wellington highlighted certain differences between these separate accounts and the Fund, including that these separate accounts are subject to different investment limitations and restrictions and do not experience daily cash flows in a manner similar to the Global Trends Fund. The Board then noted that the subadvisory fees paid by SunAmerica to the Subadvisers were reasonable as compared to fees the applicable Subadvisers receive for other comparable accounts for which they serve as adviser or subadviser.

With respect to the approval of the New Subadvisory Agreement, the Board noted that the fee to be paid by SunAmerica to Cadence pursuant to the New Subadvisory Agreement would remain the same as the fee payable by SunAmerica to Cadence pursuant to the Current Subadvisory Agreement. The Board further considered the amount of subadvisory fees paid out by SunAmerica and the amount of the management fees which it would retain and determined that these amounts were reasonable in light of the services performed by SunAmerica and Cadence, respectively.

The Board also considered fees received by Cadence with respect to other mutual funds and accounts for which it serves as adviser or subadviser that have similar investment strategies to the portion of the Small-Cap Fund, and reviewed any relevant distinctions or differences with respect to such other mutual funds or accounts.

In connection with its renewal of the Subadvisory Agreement with respect to the 2020 Fund, the Board was also asked to approve the continuation of an arrangement whereby SunAmerica agrees to pay a minimum annual fee to Trajectory (the "Minimum Fee Arrangement"). The Minimum Fee Arrangement was initially approved by the Board at its August 29, 2006 meeting, and continues in effect for successive annual periods ending October 31, upon mutual agreement of SunAmerica and Trajectory, and subject to approval by the Board, including a majority of the Independent Trustees. The Minimum Fee Arrangement, which is reflected in the Subadvisory Agreement, provides that SunAmerica pay Trajectory a minimum fee equal to 0.20% of the 2020 Fund's average daily net assets, accrued daily and payable monthly. The Board noted that the Minimum Fee Arrangement provides for a reasonable allocation of fees among SunAmerica and Trajectory and would result in SunAmerica retaining less of the management fees. The Board further noted that the Minimum Fee Arrangement did not modify the services provided under the Subadvisory Agreement nor did it impact the fee payable by the Funds pursuant to the Advisory Agreement. The Board, including a majority of the Independent Trustees, approved the continuation of the Minimum Fee Arrangement for a one-year period ending October 31, 2015.

        SUNAMERICA SPECIALTY SERIES
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS -- OCTOBER 31, 2014 -- (UNAUDITED) (CONTINUED)


2020 Fund. The Board considered that the 2020 Fund's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the 2020 Fund's total expenses were above the median of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Funds' expenses, including the limited size of the Peer Group and Peer Universe.

Alternative Strategies Fund. The Board considered that the Fund's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the median of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Fund's expenses.

Global Trends Fund. The Board considered that the Fund's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the median of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Fund's expenses.

Income Explorer Fund. The Board considered that the Fund's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the median of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Fund's expenses.

Alpha Growth Fund. The Board considered that the Fund's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the median of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Fund's expenses.

Alpha Large-Cap Fund. The Board considered that the Fund's actual management fees were above the median for its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the median of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Fund's expenses.

Profitability. The Board also considered SunAmerica's profitability and the benefits SunAmerica and its affiliates received from its relationship with the Funds. The Board received and reviewed financial statements relating to SunAmerica's financial condition and profitability with respect to the services it provided the Funds and considered how profit margins could affect SunAmerica's ability to attract and retain high quality investment professionals and other key personnel. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by SunAmerica and its affiliates that provide services to the Funds on a Fund by Fund basis. In particular, the Board considered the contractual fee waivers and/or expense reimbursements agreed to by SunAmerica, and also considered the voluntary waivers and/or expense reimbursements being made by SunAmerica in connection with the 2020 Fund.

The Board considered the profitability of SunAmerica under the Advisory Agreement, including the amount of management fees it retained after payment to the Subadvisers, and considered the profitability of SunAmerica's affiliates under the Service Agreement, Rule 12b-1 Plans and Administrative and Shareholder Service Agreements. Additionally, the Board considered whether SunAmerica, the Subadvisers and their affiliates received any indirect benefits from the relationship with the Funds. Specifically, the Board observed that AIG Federal Savings Bank, an affiliate of SunAmerica, serves as custodian with respect to certain shareholder retirement accounts that are administered by SunAmerica and receives a fee payable by the qualifying shareholders. The Board further considered whether there were any collateral or "fall-out" benefits that SunAmerica and its affiliates may derive as a result of their relationship with the Funds. The Board noted that SunAmerica believes that any such benefits are de minimis and do not impact the reasonableness of the management fees.

The Board also reviewed financial statements and/or other reports from the Subadvisers and considered whether the Subadvisers had the financial resources necessary to attract and retain high quality investment management personnel and to provide a high quality of services. With respect to the approval of the New Subadvisory Agreement, the Board reviewed financial statements and/or other reports from Cadence and also reviewed the financial statements of MD LLC and Continuum and considered whether Cadence, upon the consummation of the Transaction, would have the financial resources necessary to continue to attract and retain highly-qualified investment management personnel, continue to perform its obligations under the New Subadvisory Agreement and continue to provide the high quality of services that it has provided under the Current Subadvisory Agreement.

The Board concluded that SunAmerica and the Subadvisers had the financial resources necessary to perform their obligations under the Agreements and to continue to provide the Funds with the high quality services that they had provided in the past. The Board also concluded that the management fee and subadvisory fees were reasonable in light of the factors discussed above.

        SUNAMERICA SPECIALTY SERIES
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS -- OCTOBER 31, 2014 -- (UNAUDITED) (CONTINUED)


Economies of Scale. The Board, including the Independent Trustees, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Funds. The Board considered that as a result of being part of the SunAmerica fund complex, the Funds share common resources and may share certain expenses, and if the size of the complex increases, each Fund could incur lower expenses than they otherwise would achieve as stand-alone entities. The Board further noted that SunAmerica has agreed to contractually cap the total annual operating expenses of each class of the Funds, at certain levels. The Board observed that those expense caps benefited shareholders by keeping total fees down even in the absence of breakpoints or economies of scale. The Board concluded that the Funds' management fee structure was reasonable and that it would continue to review fees in connection with the renewal of the Advisory Agreements, including whether the implementation of breakpoints would be appropriate in the future due to an increase in asset size or otherwise.

The Board noted that the Subadvisory Agreement with respect to the Global Trends Fund included breakpoints, but did not review specific information regarding whether there have been economies of scale with respect to the Subadvisers' management of the Funds because it regards that information as less relevant at the subadviser level. Rather, the Board considered information regarding economies of scale in the context of the renewal of the Advisory Agreements and concluded that the management fee structure, including the amount of management fees retained by SunAmerica, was reasonable in light of the factors discussed above.

Other Factors. In consideration of the Agreements, the Board also received information regarding SunAmerica's and the Subadvisers' brokerage and soft dollar practices. The Board considered that the Subadvisers are responsible for decisions to buy and sell securities for the Funds they manage, selection of broker-dealers and negotiation of commission rates. The Board also considered the benefits the Subadvisers derive from their soft dollar arrangements, to the extent applicable, including arrangements under which brokers provide brokerage and/or research services to the Subadvisers in return for allocating brokerage.

In consideration of the New Subadvisory Agreement, the Board also received information regarding Cadence's brokerage practices and noted that Cadence does not utilize soft dollars. The Board considered that Cadence was responsible for decisions to buy and sell securities for the Small-Cap Fund, selection of broker-dealers and negotiation of commission rates.

Conclusion. After a full and complete discussion, the Board approved each of the Agreements, each for a one-year period ending June 30, 2015. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Trustees, was satisfied that the terms of the Agreements were fair and reasonable and in the best interests of the Funds and the Funds' shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and each Independent Trustee may have attributed different weights to different factors. The Independent Trustees were also assisted by the advice of independent legal counsel in making this determination.

        SUNAMERICA SPECIALTY SERIES
        TRUSTEE AND OFFICER INFORMATION -- OCTOBER 31, 2014 -- (UNAUDITED)

The following table contains basic information regarding the Trustees and Officers that oversee operations of the Funds and other investment companies within the Fund complex.

                                                                                     NUMBER OF
                        POSITION       TERM OF                                     PORTFOLIOS IN
        NAME,           HELD WITH    OFFICE AND                                    FUND COMPLEX
     ADDRESS AND        SUNAMERICA    LENGTH OF         PRINCIPAL OCCUPATIONS       OVERSEEN BY       OTHER DIRECTORSHIPS
         AGE*            COMPLEX    TIME SERVED(4)      DURING PAST 5 YEARS         TRUSTEE(1)         HELD BY TRUSTEE(2)
----------------------- ----------  --------------  ------------------------------ ------------- -------------------------------
DISINTERESTED TRUSTEES

Dr. Judith L. Craven    Trustee     2001-present    Retired.                            77       Director, Sysco Corp. (1996
Age: 68                                                                                          to present); Director, Luby's,
                                                                                                 Inc. (1998 to present).

William F. Devin        Trustee     2001-present    Retired.                            77       None
Age: 75

Richard W. Grant        Trustee     2011-present    Retired. Prior to that,             28       None
Age: 68                 Chairman                    Attorney and partner at
                        of the                      Morgan Lewis & Bockius
                        Board                       LLP (1989 to 2011).

Stephen J. Gutman       Trustee     1985-present    Vice President and Associate        28       None
Age: 71                                             Broker, Corcoran Group (real
                                                    estate) (2002 to present);
                                                    President and Member of
                                                    Managing Directors, Beau
                                                    Brummell Soho LLC
                                                    (licensing of menswear
                                                    specialty retailing and other
                                                    activities) (1995 to 2009).
                                                    President, SJG Marketing
                                                    Inc. (2009 to present).

William J. Shea         Trustee     2004-present    Executive Chairman, Caliber,        28       Director, Boston Private
Age: 66                                             Inc. (formerly Lucid, Inc.),                 Financial Holdings (2004 to
                                                    (medical devices) (2007 to                   present); Chairman, Demoulas
                                                    present); Managing Partner,                  Supermarkets (1999-present).
                                                    DLB Capital, LLC (private
                                                    equity) (2006 to 2007).

        SUNAMERICA SPECIALTY SERIES
        TRUSTEE AND OFFICER INFORMATION -- OCTOBER 31, 2014 -- (UNAUDITED) (CONTINUED)

                                                                                  NUMBER OF
                      POSITION       TERM OF                                    PORTFOLIOS IN
      NAME,           HELD WITH    OFFICE AND                                   FUND COMPLEX
    ADDRESS AND      SUNAMERICA     LENGTH OF        PRINCIPAL OCCUPATIONS       OVERSEEN BY  OTHER DIRECTORSHIPS
       AGE*            COMPLEX    TIME SERVED(4)      DURING PAST 5 YEARS        TRUSTEE(1)   HELD BY TRUSTEE(2)
-------------------- ------------ --------------  ----------------------------- ------------- -------------------
INTERESTED TRUSTEE

Peter A. Harbeck(3)  Trustee      1995-present    President, CEO and                 138      None
Age: 60                                           Director, SunAmerica.
                                                  (1995 to present); Director,
                                                  AIG Capital Services, Inc.
                                                  ("ACS") (1993 to present).

OFFICERS

John T. Genoy        President    2007-present    Chief Financial Officer,           N/A      N/A
Age: 46                                           SunAmerica (2002 to
                                                  present); Senior Vice
                                                  President, SunAmerica
                                                  (2003 to present); Chief
                                                  Operating Officer,
                                                  SunAmerica (2006
                                                  to present).

Gregory N. Bressler  Secretary    2005-present    Senior Vice President and          N/A      N/A
Age: 48                                           General Counsel,
                                                  SunAmerica (2005 to
                                                  present).

Kathleen Fuentes     Chief Legal  2013-present    Vice President and Deputy          N/A      N/A
Age: 45              Officer and                  General Counsel,
                     Assistant                    SunAmerica (2006 to
                     Secretary                    present)

James Nichols        Vice         2006-present    Director, President and            N/A      N/A
Age: 48              President                    CEO, ACS (2006 to
                                                  present); Senior Vice
                                                  President, SunAmerica
                                                  (2002 to present).

Katherine Stoner     Vice         2011-present    Vice President, SunAmerica         N/A      N/A
Age: 57              President                    (2011 to present). Vice
                     and                          President, The Variable
                     Chief                        Annuity Life Insurance
                     Compliance                   Company ("VALIC") and
                     Officer                      Western National Life
                     ("CCO")                      Insurance Company
                                                  ("WNL") and American
                                                  General Distributors, Inc.
                                                  (2006-present); Deputy
                                                  General Counsel and
                                                  Secretary, VALIC and WNL
                                                  (2007-2011); Vice
                                                  President, VALIC Financial
                                                  Advisors, Inc. and VALIC
                                                  Retirement Services
                                                  Company (2010-present).

        SUNAMERICA SPECIALTY SERIES
        TRUSTEE AND OFFICER INFORMATION -- OCTOBER 31, 2014 -- (UNAUDITED) (CONTINUED)

                                                                                 NUMBER OF
                      POSITION       TERM OF                                   PORTFOLIOS IN
       NAME,          HELD WITH    OFFICE AND                                  FUND COMPLEX
    ADDRESS AND       SUNAMERICA    LENGTH OF        PRINCIPAL OCCUPATIONS      OVERSEEN BY  OTHER DIRECTORSHIPS
        AGE*           COMPLEX    TIME SERVED(4)     DURING PAST 5 YEARS        TRUSTEE(1)   HELD BY TRUSTEE(2)
--------------------- ----------- --------------  ---------------------------- ------------- -------------------

Nori L. Gabert        Vice        2002-present    Vice President and Deputy         N/A              N/A
Age: 61               President                   General Counsel,
                      and                         SunAmerica (2005 to
                      Assistant                   present)
                      Secretary

Kara Murphy           Vice        2014-present    Chief Investment Officer,         N/A              N/A
Age: 41               President                   SunAmerica (2013 to
                                                  present), Director of
                                                  Research, SunAmerica
                                                  (2007-2013)

Gregory R. Kingston   Treasurer   2002-present    Vice President, SunAmerica        N/A              N/A
Age: 48                                           (2001 to present), Head of
                                                  Mutual Fund Administration,
                                                  SunAmerica (2014 to
                                                  present)

Shawn Parry           Vice        2005-present    Assistant Vice President,         N/A              N/A
Age: 42               President                   SunAmerica (2005 to 2014),
                      and                         Vice President, SunAmerica
                      Assistant                   (2014 to present)
                      Treasurer

Donna McManus         Vice        2014-present    Vice President, SunAmerica        N/A              N/A
Age: 53               President                   (2014 to present), Managing
                      and                         Director, BNY Mellon
                      Assistant                   (2009-2014)
                      Treasurer

Matthew J. Hackethal  Anti-Money  2006-present    Chief Compliance Officer,         N/A              N/A
Age: 42               Laundering                  SunAmerica (2006 to
                      Compliance                  present)
                      Officer

--------
* The business address for each Trustee is the Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.
(1) The "Fund Complex" means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the Adviser. The "Fund Complex" includes the Trust (7 funds), SunAmerica Money Market Funds Inc. (1 fund), SunAmerica Equity Funds (2 funds), SunAmerica Income Funds (3 funds), SunAmerica Series, Inc. (6 portfolios), Anchor Series Trust (8 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (40 portfolios), VALIC Company I (34 portfolios), VALIC Company II (15 funds), Seasons Series Trust (21 portfolios).
(2) Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
(3) Interested Trustee, as defined within the 1940 Act, because he is an officer and a director of the Adviser and a director of the principal underwriter of the Trust.
(4) Trustees serve until their successors are duly elected and qualified, subject to the Trustee's Retirement Plan as discussed in Note 12 of the financial statements. Each officer will hold office for an indefinite term, until the date he or she resigns or retires or until his/her successor is duly elected and qualifies.

Additional information concerning the Trustees is contained in the Statement of Additional Information which is available, without charge, by calling (800) 858-8850.

        SUNAMERICA SPECIALTY SERIES
        SHAREHOLDER TAX INFORMATION -- OCTOBER 31, 2014 -- (UNAUDITED)

Certain tax information regarding SunAmerica Specialty Series is required to be provided to shareholders based upon each Fund's income and distributions for the taxable period ended October 31, 2014. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year end December 31, 2014. The information necessary to complete your income tax returns will be included with your Form 1099-DIV to be received under separate cover in early 2015.

During the period ended October 31, 2014, the Funds paid the following long-term capital gains along with the percentage of ordinary income dividends that qualified for the 70% dividends received deductions for corporations.

                                                    QUALIFYING % FOR THE
                                      NET LONG-TERM    70% DIVIDENDS
        FUND                          CAPITAL GAINS  RECEIVED DEDUCTION
        ----                          ------------- --------------------
        2020 High Watermark Fund.....  $        --           -- %
        Alternative Strategies Fund..           --            --
        Global Trends Fund...........    3,481,766            --
        Focused Alpha Growth Fund....    5,538,574         15.35
        Focused Alpha Large-Cap Fund.   16,393,121         19.83
        Income Explorer Fund.........           --          6.74
        Small-Cap Fund...............           --            --

For the year ended October 31, 2014, certain dividends paid by the following Portfolios may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the following represents the maximum amount that may be considered qualified dividend income:

                   FUND                            AMOUNT
                   ----                          -----------
                   2020 High Watermark Fund..... $        --
                   Alternative Strategies Fund..          --
                   Global Trends Fund...........   5,649,589
                   Focused Alpha Growth Fund....  16,868,758
                   Focused Alpha Large-Cap Fund.  16,852,120
                   Income Explorer Fund.........   1,059,522
                   Small-Cap Fund...............          --

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED)

As required by the Securities and Exchange Commission, the graphs on the following pages compare the performance of a $10,000 investment in the SunAmerica Specialty Series Funds' portfolios to a similar investment in an index or indices. Please note that "inception," as used herein, reflects the date on which a specific class of shares commenced operations. It is important to note that the SunAmerica Specialty Series Funds are professionally managed mutual funds, while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of the largest class of that particular Fund. The performance of the other classes will vary based upon the difference in sales charges and fees assessed to shareholders of that class.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

2020 HIGH WATERMARK FUND

For the annual period ended October 31, 2014, Class A shares of the 2020 High Watermark Fund returned 0.78% (before maximum sales charge), underperforming the Fund's benchmark, the Dow Jones U.S. Target Maturity 2020 Index*, which returned 8.54% for the same annual period.

The 2020 High Watermark Fund, pursuant to a proprietary methodology developed by the Fund's subadviser, Trajectory Asset Management LLC, seeks to provide investors with risk-controlled exposure to the S&P 500 Index+ along with downside protection and a target maturity. In addition, the Fund, subject to certain conditions, offers a feature that is designed to preserve principal and investment gains over the life of the Fund. It is worth noting that the proprietary methodology used by Trajectory Asset Management LLC continued to result in a very low level of equity exposure for the 2020 High Watermark Fund during the annual period.

During the annual period, the U.S. economy rebounded from a temporary slowdown stemming in part from a particularly inclement 2013-14 Winter season. Indeed, by the end of the annual period, major U.S. economic indicators had recovered to near pre-recession levels. As the U.S. economic rebound remained underway, the Federal Reserve (the "Fed") steadily tapered its bond purchase program, eventually ending the program on schedule in October 2014. In contrast to the U.S., economic activity across other major developed countries slowed considerably. For example, China's economic growth rate slowed, and the Eurozone's economic activity weakened dramatically during the annual period.

On the back of solid domestic economic growth, the U.S. equity markets performed well but remained volatile, as external headwinds persisted during the annual period. The S&P 500 Index rose from a level near 1,750 in November 2013 to 2,000 by October 2014. Meanwhile, as the U.S. economy strengthened and the Fed became less accommodative, the two-year U.S. Treasury yield rose from approximately 0.3% in November 2013 to approximately 0.5% in October 2014. Conversely, the yield on the 10-year U.S. Treasury yield declined from approximately 2.6% in November 2013 to approximately 2.3% in October 2014.

The Fund's benchmark, the Dow Jones U.S. Target Maturity 2020 Index, had considerable exposure to equity markets during the annual period (35.1% as of October 31, 2014), while, as mentioned above, the Fund had very little exposure to equity markets during the same 12-month period. (The Fund's minimum equity exposure was implemented through S&P 500 Index futures.) The return of the benchmark, therefore, partially reflected the strong performance of equity markets during the annual period, while the performance of the Fund, with nearly all of its assets invested in U.S. government securities and short-term investments, was largely driven by the performance of the U.S. government bond market, which posted positive but far more modest returns. Further hampering the Fund's relative results was the fact that while the Fund's exposure to fixed income markets during the annual period was derived primarily through U.S. Treasury securities, the benchmark's fixed income exposure derives not only from government securities but also from corporate bonds and mortgage-backed securities. Corporate bonds and mortgage-backed securities outperformed U.S. Treasury securities during the annual period.

--------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

* The Dow Jones U.S. Target Maturity 2020 Index is part of a series of balanced indexes with risk profiles that become more conservative over time. The index allocates among stocks, bonds and cash on a monthly basis to hit predefined risk levels. The U.S. Target index series consists of six Dow Jones equity indexes, three AMBAC bond indexes and the one-to-three month T-bill index.

+ The S&P 500 Index is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

Indices are not managed and an investor cannot invest directly into an index.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Since October 31, 2004, $10,000 invested in 2020 High Watermark Fund Class A shares would be valued at $12,063. The same amount invested in securities mirroring the performance of the Dow Jones U.S. Target Maturity 2020 Index would be valued at $19,739.

                      [CHART]

             Dow Jones U.S.          2020
            Target Maturity    High Watermark
              2020 Index@       Fund Class A
            ---------------   ----------------
10/31/2004       $9,423            $10,000
10/31/2005       10,028             10,881
10/31/2006       11,307             12,152
10/31/2007       12,538             13,387
10/31/2008        8,978             10,324
10/31/2009        9,725             11,923
10/31/2010       10,784             13,735
10/31/2011       11,621             14,740
10/31/2012       12,429             16,082
10/31/2013       11,970             18,186
10/31/2014       12,063             19,739


                       Class A            Class C            Class I
                  ------------------ ------------------ ------------------
                  Average            Average            Average
   2020 High      Annual  Cumulative Annual  Cumulative Annual  Cumulative
Watermark Fund#   Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return     -5.01%     0.78%   -0.86%     0.13%    1.31%     1.31%
--------------------------------------------------------------------------
5 Year Return      3.18%    24.05%    3.71%    19.98%    4.91%    27.07%
--------------------------------------------------------------------------
10 Year Return     1.89%    28.02%    1.83%    19.88%      N/A       N/A
--------------------------------------------------------------------------
Since Inception*   2.11%    31.73%    2.05%    23.36%    2.38%    25.59%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 06/25/04; Class C: 06/25/04; Class I: 02/18/05
# For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSC with respect to the Class C shares has been deducted as applicable.

For the 12 month period ending October 31, 2014, the 2020 High Watermark
Class A returned -5.01%, compared to 8.54% for the Dow Jones Target Maturity 2020 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.
@ The Dow Jones U.S. Target Maturity 2020 Index is part of a series of balanced indexes with risk profiles that become more conservative over time. The index allocates among stocks, bonds and cash on a monthly basis to hit predefined risk levels. The U.S. Target index series consists of six Dow Jones equity indexes, three AMBAC bond indexes and the one-to-three month T-Bill index.

115

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        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA ALTERNATIVE STRATEGIES FUND

For the 12-month period ended October 31, 2014, Class A shares of the SunAmerica Alternative Strategies Fund returned -1.90% (before maximum sales charge). The Fund underperformed the Alternative Strategies Blended Benchmark, a benchmark composed of approximately 33% each of the S&P GSCI Light Energy TR Index, HRFX Equal Weighted Strategies Index and S&P Diversified Trends Indicator (DTI). This blended benchmark returned -1.09% for the same annual period. The Fund also underperformed the S&P 500 Index, a broad-based equity market index, which returned 17.27% for the same period.*

The Fund provides investors with exposure to commodities, hedge funds and managed futures. In pursuing these strategies, the Fund makes extensive use of derivatives, including commodity-linked notes, hedge fund-linked notes, futures and options. The Fund may invest in futures as part of its strategy to gain commodity or hedge fund exposure and also employs futures extensively as part of its managed futures strategy. Within the Fund's managed futures strategy, the Fund may take long or short positions in futures. A long position will benefit from an increase in price of the underlying managed futures instruments, while a short position will benefit from a decrease in price of the underlying futures instruments.

During the annual period, the Fund's hedge funds index replication strategy component outperformed its blended benchmark component, however the commodities strategy and managed futures strategy components each underperformed their respective blended benchmark components and thus detracted from the performance of the total Fund versus the blended benchmark. The Fund's underperformance versus the S&P 500 Index was due to the lower correlation between the Fund's investments and the broad equity markets. That is, the Fund and broad-based equity markets generally perform differently.

The hedge fund strategy component of the Fund had a positive bias to U.S. equities and to the U.S. dollar versus other developed country currencies for much of the annual period. Stable central bank policy and improving U.S. economic fundamentals provided separation of U.S. equity market performance from that of other developed markets, particularly Europe and Japan. U.S. equities benefited in part from strong share buyback and merger and acquisition activity. The Fund also benefited from its exposure to U.S. fixed income, as the asset class was broadly supported during the annual period by investors' search for yield even as demand for safe-haven assets grew.

The commodities markets were primarily affected during the annual period by imbalances in supply and demand, most especially growth in U.S. energy production, which weighed on crude oil prices. A return of Libyan crude oil production after a sustained period of disruption also pressured crude oil prices. U.S. crude oil production increased to average just less than nine million barrels per day at the end of October 2014 compared to levels shy of
7.7 million barrels per day one year prior. As a result, imports into the U.S. were displaced, and a headwind to crude oil price levels was created. Industrial metals returns were mixed during the annual period. Chinese domestic production of copper and aluminum increased, lessening the call on imports into China. Additional concerns about the pace of Chinese economic growth, its decelerating fixed asset investment growth and its critical property sector provided a challenging backdrop to price levels. At the same time, however, production curtailments and Indonesian export policies regarding metal ore and concentrate provided support for aluminum and nickel prices. Precious metals prices deteriorated during the annual period, as potential changes in Federal Reserve monetary policy amplified headwinds to prices and inflation concerns remained muted. Relatively low grain prices reflected an ample U.S. harvest brought about by near-optimal growing conditions, even though the Chinese demand for soybeans provided support for the commodity. Serving as exceptions to the rest of the commodities markets, coffee prices were supported during the annual period by moisture stress in South America, and cattle prices were supported by lower herd numbers.

The Fund's investments in commodity-linked notes written against the S&P GSCI Index/*/ detracted from relative returns, as the S&P GSCI Index underperformed the S&P GSCI Light Energy TR Index. That said, both indices posted negative absolute returns during

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

the annual period. The commodities component of the Fund underperformed its blended benchmark component, the S&P GSCI Light Energy TR Index, but outperformed the S&P GSCI Index due to relative value positioning in the petroleum complex through the use of futures and proprietary models.

Overall, the equity, currency and interest rate components of the managed futures strategy contributed positively, while commodities detracted. Throughout the annual period, technical signals were more consistent in the equities, currencies and interest rate components than they were for commodities. U.S. equity indices remained above trend-lines for most of the annual period and strong momentum in certain currencies in the latter part of the period were also additive. The commodity markets were volatile through most of the annual period with conflicting trend and momentum signals. Some of the factors that contributed to this volatility were record grain production in the U.S., strong weather patterns in the early part of 2014 and mixed to weaker economic data out of China.

Derivative exposure in the Fund also had an impact on Fund performance. Equity futures and options and foreign exchange futures contracts had a positive impact on Fund performance. Commodity contracts and options and interest rate futures detracted from Fund performance.


--------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DIVERSIFICATION DOES NOT GUARANTEE A PROFIT OR PROTECT AGAINST A LOSS.

* The S&P GOLDMAN SACHS COMMODITY INDEX (GSCI) LIGHT ENERGY TOTAL RETURN (TR) INDEX is a sub-index of the S&P Goldman Sachs Commodity Index (GSCI) and tracks the performance of commodity futures using the same conventions as the S&P GSCI. The S&P GSCI Light Energy TR Index uses 1/4 of the S&P GSCI contract production weights for the energy components. The S&P GSCI is a composite index of commodity sector returns representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities including, but not limited to, Agriculture, Energy, Non-Energy, Industrial Metals, Precious Metals, Softs and Livestock. The returns are calculated on a fully collateralized basis with full reinvestment. The combination of these attributes provides investors with a representative and realistic picture of realizable returns attainable in the commodities markets. Individual components qualify for inclusion in the S&P GSCI on the basis of liquidity and are weighted by their respective world production quantities. The principles behind the construction of the index are public and designed to allow easy and cost-efficient investment implementation. The HEDGE FUND RESEARCH (HFRX) EQUAL WEIGHTED STRATEGIES INDEX is calculated by equally weighting these eight hedge strategies with fixed weights for each strategy: convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value arbitrage. The S&P'S DIVERSIFIED TRENDS INDICATOR ("S&P DTI") is a diversified composite of commodity and financial futures designed to provide exposure to major global market trends. The S&P DTI is a composite of 24 highly liquid futures grouped into 14 sectors, evenly weighted between financials and physical commodities. The S&P 500 INDEX is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market. Indices are not managed and an investor cannot invest directly in an index.

The Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Since inception, $10,000 invested in Alternative Strategies Fund Class A shares would be valued at $7,886. The same amount invested in securities mirroring the performance of the Blended Benchmark (S&P GSCI Light Energy TR Index (33%), Hedge Fund Research Equal Weighted Strategies Index (33%) and S&P Diversified Trends Indicator (33%)) and the S&P 500 Index would be valued at $9,669 and $23,821, respectively.

                                     [CHART]

Date    SunAmerica              Blended Benchmark (S&P          S&P 500(R)Index
       Alternative            GSCI Light Energy TR Index
        Strategies          (33%), Hedge Fund Research Equal
        Class A#              Weighted Strategies Index
                              (33%)and S&P Diversified
                               Trends Indicator (33%))
          ------------        --------------------------       -----------------
 11/4/2008    9425                  10000                             10000
 4/30/2009    8718                   8943                              9170
10/31/2009    9632                   9742                             11008
 4/30/2010    9942                   9829                             12733
10/31/2010    9942                  10097                             12827
 4/30/2011   10837                  11212                             14925
10/31/2011   10457                  10028                             13864
 4/30/2012    9180                   9945                             15635
10/31/2012    8884                   9680                             15972
 4/30/2013    8263                   9723                             18276
10/31/2013    8018                   9775                             20313
 4/30/2014    8303                  10034                             22011
10/31/2014    7886                   9669                             23821

                       Class A            Class C            Class W
                  ------------------ ------------------ ------------------
  SunAmerica      Average            Average            Average
  Alternative     Annual  Cumulative Annual  Cumulative Annual  Cumulative
Strategies Fund#  Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return     -7.53%    -1.90%   -3.42%    -2.45%   -1.76%    -1.76%
--------------------------------------------------------------------------
5 Year Return     -5.05%   -18.13%   -4.52%   -20.63%   -3.71%   -17.22%
--------------------------------------------------------------------------
10 Year Return       N/A       N/A      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------
Since Inception*  -3.89%   -16.33%   -3.53%   -19.36%   -2.70%   -15.15%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 11/04/08; Class C: 11/04/08; Class W: 11/04/08
# For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSC with respect to the Class C shares has been deducted as applicable.

For the 12 month period ending October 31, 2014, the Alternative Strategies Fund Class A returned -7.53%, compared to -1.09% for the Blended Benchmark (S&P GSCI Light Energy TR Index (33%), Hedge Fund Research Equal Weighted Strategies Index (33%) and S&P Diversified Trends Indicator (33%)) and 17.27% for the S&P 500 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.
@ The S&P 500 Index is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA GLOBAL TRENDS FUND

For the 12-month period ended October 31, 2014, Class A shares of the SunAmerica Global Trends Fund returned -1.39% (before maximum sales charge). The Fund underperformed a blended benchmark composed of 50% MSCI ACWI (Net) and 50% Citigroup World Government Bond Index (hedged).* The blended benchmark returned 6.70% for the same annual period. The MSCI ACWI (Net), a broad-based equity market index, returned 7.77% for the 12 months ended October 31, 2014. The Citigroup World Government Bond Index (hedged), a broad-based government bond index, returned 5.45% for the same annual period.

The SunAmerica Global Trends Fund is an open-end mutual fund, sub-advised by Wellington Management Company LLP ("Wellington Management"). The Fund's investment strategy involves investing in futures instruments that provide exposure to ten asset classes, including asset classes within the global equity and fixed income markets, commodities and currencies. The portfolio management team utilizes rules-based indicators and technical analysis to allocate and adjust the Fund's exposure to these ten asset classes depending on the positive or negative signals identified for each. The Fund's exposure to each of these ten asset classes will generally be between 0% and 20% of the value of the Fund's net assets. The Fund's investment exposure to an asset class will fluctuate during the annual period depending on the positive or negative signals identified by Wellington Management for the asset class.

The Fund is designed to offer diversification and reduce volatility by adjusting its exposure to the various asset classes in which it invests. During the annual period, the Fund's diversification overall was not beneficial, as the U.K. and Japanese equity markets, commodities markets and emerging markets experienced upward but choppy paths. Without clear trends to follow in many markets, the Fund struggled. Indeed, the period of range-bound volatility in some markets has continued to last longer than most previous similarly trendless periods. We suspect it has been lengthened in part due to extreme policy interventions by central banks. In addition, policy intervention has resulted in range-bound environments breaking to an uptrend more often than this has occurred in history. We expect that when policy stability returns, market behavior may also stabilize and establish clear trends, either up or down, that the Fund may capitalize upon. During the annual period, the U.S. equity market was an example of a market with stabilizing policy and a clear upward trend of which the Fund was able to take advantage.

In aggregate, the Fund's exposure to commodities detracted the most from performance, as five of the six commodities represented in the Fund hurt absolute returns during the annual period. Exposure to silver and sugar detracted the most. Silver showed to be in a downtrend during the annual period, though it had times in which it rebounded sharply. Sugar, on the other hand, was quite volatile, with spans of short, strong uptrends followed by downtrends. Positioning within gold and corn also hurt the Fund's results. Gold traded relatively sideways during the annual period, which made it difficult for the Fund to identify a discernable trend. Corn began the annual period in a range-bound market before moving to an uptrend through May 2014, when the trend broke down. The Fund participated in the uptrend of corn as well as part of the downtrend. As corn continued to decline, our strategy model identified an opportunity to reinvest, but this detracted from returns, erasing the gains earned previously. Oil was the only positively contributing commodity in the Fund. Although volatile, our strategy model identified an uptrend that the Fund was able to take advantage of during the first half of the annual period. Later, our strategy model identified a breakdown in the trend, and so we sold the position and avoided significant losses. Thus, overall, the Fund was able to retain a positive return from the oil market.

Among equity market segments within the Fund, results were mixed during the annual period, with developed equities contributing positively and emerging market equities detracting. Within developed equities, U.S. and German markets added value, while Japan detracted. The Fund's position in the U.S. equity market, via S&P 500 Index futures, was the main driver of positive performance. U.S. equities, as measured by the S&P 500 Index+, exhibited an upward trend overall, and the Fund participated in the positive move for the majority of the annual period. German equities were volatile during the annual period, and our strategy model moved in and out of the market several times. These moves proved beneficial, as exposure to German equities was additive to the Fund's results. The Japanese equity market, however, was choppy during the annual period, as sharp increases were often followed by sharp

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

decreases. With no clear trend to follow, it was difficult for the Fund to take advantage of opportunities. Within emerging market equities, both the Kospi and Hang Seng indices, representing the South Korean and Hong Kong equity markets respectively, experienced a downtrend early in the annual period, but then climbed back in the latter part of the annual period. However, both trends were marked by increased volatility. The strategy model moved the Fund in and out of the emerging market equities market several times, but these moves detracted from the Fund's performance overall.

On the positive side, the Fund's overall exposure to fixed income was additive. Persistent geopolitical risks -- including tensions between Ukraine and Russia and sectarian violence in Iraq -- as well as China's economic slowdown raised questions about the global economic growth rate, keeping a lid on risk appetites overall. Meanwhile, divergence in central bank monetary policy grew. A flight to quality rally ensued. This rally, combined with expectations for continued easy monetary policy by major central banks fueled by a weakening global economic recovery and decreasing inflation, led to a decline in global government bond yields in the latter months of the annual period. Divergence of economic performance and monetary policy between the U.S. and the rest of the world also led to rising volatility and a broad U.S. dollar rally in the currency markets. Amidst this environment, both U.S. and non-U.S. fixed income sectors contributed positively to Fund results. Positioning in 10-year U.S. Treasuries detracted, but exposure to both 30-year U.S. Treasuries and German bunds provided strong returns.



--------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DIVERSIFICATION DOES NOT GUARANTEE A PROFIT OR PROTECT AGAINST A LOSS.

* The MSCI ACWI (ALL COUNTRY WORLD INDEX) (NET) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. It consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The CITIGROUP WORLD GOVERNMENT BOND INDEX (WGBI) (HEDGED) is a market capitalization-weighted bond index consisting of the government bond markets of 23 developed countries. Country eligibility in the WGBI is determined by market size, credit and barriers-to-entry requirement criteria. The index includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of US$25 million.

+ The S&P 500 Index is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

Indices are not managed and an investor cannot invest directly in an index.

The Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Since inception, $10,000 invested in the Global Trends Fund Class A shares would be valued at $9,619. The same amount invested in securities mirroring the performance of the Blended Benchmark (MSCI ACWI (net) (50%) and the Citigroup World Government Bond Index (WGBI) (hedged) (50%)) and the MSCI ACWI (net) would be valued at $12,696 and $13,643, respectively.

                                     [CHART]

         SunAmerica Global     Blended Banchmark (MSCI All     MSCI ACWI (net)
        Trends Fund Class A#    Country  World Index (net)
                                (50%) and Citigroup World
                                  Government Bond Index
                                 (WGBI) (hedged) (50%))
       ---------------------   --------------------------     ----------------

 6/15/2011     9,422                    10,000                    10,000
10/31/2011     9,705                     9,904                     9,459
 1/31/2012     9,645                    10,135                     9,690
 4/30/2012     9,817                    10,391                    10,128
 7/31/2012     9,325                    10,345                     9,808
10/31/2012     9,261                    10,615                    10,268
 1/31/2013     9,549                    11,067                    11,125
 4/30/2013     9,645                    11,460                    11,650
 7/31/2013     9,664                    11,420                    11,818
10/31/2013     9,741                    11,898                    12,659
 1/31/2014     9,654                    11,892                    12,537
 4/30/2014     9,527                    12,335                    13,327
 7/31/2014     9,527                    12,607                    13,699
10/31/2014     9,619                    12,696                    13,643


                        Class A            Class C            Class W
                   ------------------ ------------------ ------------------
                   Average            Average            Average
SunAmerica Global  Annual  Cumulative Annual  Cumulative Annual  Cumulative
  Trends Fund#     Return   Return+   Return   Return+   Return   Return+
-----------------  ------- ---------- ------- ---------- ------- ----------
1 Year Return      -7.06%    -1.39%   -2.87%    -1.99%   -1.09%    -1.09%
---------------------------------------------------------------------------
5 Year Return         N/A       N/A      N/A       N/A      N/A       N/A
---------------------------------------------------------------------------
10 Year Return        N/A       N/A      N/A       N/A      N/A       N/A
---------------------------------------------------------------------------
Since Inception*   -1.14%     2.09%   -0.03%    -0.09%    0.83%     2.84%
---------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 06/15/11; Class C: 06/15/11; Class W: 06/15/11
# For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSC with respect to the Class C shares has been deducted as applicable.

For the 12 month period ending October 31, 2014, the Global Trends Fund Class A returned -7.06%, compared to 6.70% for the Blended Benchmark (MSCI ACWI (net) (50%) and the Citigroup World Government Bond Index (WGBI) (hedged) (50%)) and 7.77% for the MSCI ACWI (net). (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum sales charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.
@ The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. It consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA FOCUSED ALPHA GROWTH FUND

For the annual period ended October 31, 2014, Class A shares of the SunAmerica Focused Alpha Growth Fund returned 14.70% (before maximum sales charge). The Fund underperformed its benchmark, the Russell 3000(R) Growth Index*, which returned 16.39% for the same period.

The SunAmerica Focused Alpha Growth Fund brings together Marsico Capital Management LLC ("Marsico") and BAMCO Inc. ("BAMCO"), well-known equity managers who each contribute stock picks to the Fund's portfolio. Marsico emphasizes large-cap growth investing, while BAMCO focuses on small/mid-cap growth opportunities. The Fund managers' combined stock picks, blending different investment styles, are designed to offer the potential for attractive returns over the long term.

BELOW, TOM MARSICO, PORTFOLIO MANAGER AT MARSICO CAPITAL MANAGEMENT, DISCUSSES MARSICO'S PORTION OF THE FUND'S PERFORMANCE DURING THE ANNUAL PERIOD. MARSICO MANAGES THE LARGE-CAP GROWTH PORTION OF THE FUND'S PORTFOLIO.

Our portion of the Fund emphasizes investments in U.S. large capitalization equities, which as a whole outperformed smaller capitalization U.S. equities during the annual period. Equities of smaller capitalization stocks were under pressure during the annual period from concerns that valuations were stretched and that smaller companies, due to borrowing needs, may be more vulnerable to a rising interest rate environment than their larger cap counterparts. Amidst this backdrop, our portion of the Fund outperformed the Russell 3000 Growth Index during the annual period, with stock selection contributing positively to relative results.

Stock selection in the Industrials and Health Care sectors contributed most positively. Within the Industrials sector, the Fund's positions in railroad operator Canadian Pacific Railway and aerospace and defense company General Dynamics were among the top individual positive contributors to performance. Our portion of the Fund maintained significant investments in the Health Care sector given the paradigm shift we saw taking place within the biotechnology industry. Pharmaceuticals, biotechnology and life sciences industry holdings Gilead Sciences and Biogen Idec were particularly meaningful positive contributors to performance during the annual period.

Within the Information Technology sector, social media company Facebook saw double-digit share price gains. We established a Fund position in Alibaba Group Holding on its September 19, 2014 initial public offering and subsequently added modestly to the position. As of October 31, 2014, Alibaba Group Holdings had posted a strong double-digit gain. Indeed, while most of our portion of the Fund's holdings within the Information Technology sector posted strong gains, some generated weak performance results. Cloud-based customer relationship manager services company Salesforce.com saw its share price decline prior to us selling the position from the Fund. We established a Fund position in Apple during the annual period. Apple was a strong-performing security, but our portion of the Fund missed a significant portion of Apple's stock price gain because it did not hold the security early in the annual period.

Stock selection in the Consumer Discretionary sector was weak. Discount retailer TJX Companies and auto manufacturer Tesla Motors each posted negative returns prior to being sold from our portion of the Fund. Online travel reservations company Priceline Group posted a modestly positive return before we eliminated the position from our portion of the Fund, but its return significantly lagged that of the Russell 3000 Growth Index and thus it detracted from relative results. Stock selection in the Energy sector also detracted from results. Holdings in Continental Resources and Schlumberger hurt, with each posting negative returns prior to our sale of the positions.

Sector allocation overall is not a consideration in our portfolio construction but rather a residual of our stock selection process. Nevertheless, sector allocation modestly detracted from our portion of the Fund's relative results during the annual period. Early in the annual period, our portion of the Fund held an overweighted allocation to the Energy sector. This positioning detracted, as Energy was the weakest performing sector in the Russell 3000 Growth Index. We sold our portion of the Fund's Energy holdings prior to the

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

end of the annual period. A portion of this negative sector allocation impact was offset by our portion of the Fund's overweighted allocation to the Health Care sector, which added value as Health Care was the strongest performing sector in the Russell 3000 Growth Index during the annual period.

BELOW, RON BARON, PORTFOLIO MANAGER AT BAMCO, INC., DISCUSSES BAMCO'S PORTION OF THE FUND'S PERFORMANCE DURING THE ANNUAL PERIOD. BAMCO MANAGES THE SMALL/MID-CAP PORTION OF THE FUND'S PORTFOLIO.

While our portion of the Fund produced positive absolute gains during the annual period, it lagged the Russell 3000 Growth Index on a relative basis. Large capitalization equities performed especially well during the annual period, with this size segment in the Russell 3000 Growth Index significantly outperforming its smaller capitalization counterparts. As our portion of the Fund primarily invests in small and mid-capitalization stocks, its larger exposure to these size segments and lack of exposure to large capitalization stocks detracted materially from its relative performance.

Our portion of the Fund's underperformance was primarily due to stock selection within the Industrials, Health Care, Information Technology and Financials sectors. Within Industrials, all four of our positions underperformed the Russell 3000 Growth Index, led by Fastenal and Verisk Analytics. Shares of Fastenal, a leading distributor of industrial supplies, declined after reports of strong sales were offset by modest gross margin pressure, due to sales to larger accounts and an unfavorable mix shift. Shares of Verisk, a provider of data and analytics to insurance, health care and financial end markets, lost ground following subdued financial results in recent quarters. Weakness in Health Care was mostly attributable to the underperformance of Athenahealth, which provides Internet-based business services for physicians and other health care providers. Our portion of the Fund exited its position in Athenahealth after the company's shares were negatively impacted by lower than expected first quarter financial results and news of a hedge fund manager's published short thesis that stated the company's long-term margin potential was structurally lower than what many investors believed. Within Information Technology, positions in Guidewire Software and CoStar Group disappointed most. Shares of both companies were negatively impacted by sudden and significant multiple compressions in high growth, highly-valued stocks, which sold off acutely in early 2014. Our portion of the Fund exited its position in Guidewire Software in early June 2014 and reallocated proceeds to existing investments. Within Financials, the underperformance of our portion of the Fund's largest holding in the sector, Arch Capital Group, hurt relative results. Shares of Arch Capital Group, an insurance and reinsurance company, lagged during the annual period, despite reporting strong earnings and book value growth in recent quarters.

Such detractors were partially offset by strong performance of investments within the Consumer Discretionary and Consumer Staples sectors. Most of our portion of the Fund's investments in the Consumer Discretionary sector performed well, led by Under Armour, Hyatt Hotels, Vail Resorts and Tesla Motors. Shares of athletic apparel company Under Armour performed well in part due to brand momentum. Its sales grew faster than 30% in nearly all categories during the annual period, and sales of higher priced merchandise and postponed inventory liquidations boosted its gross margins. Shares of Hyatt Hotels, a global lodging company, gained on reports of strong earnings growth driven by an uptick in group business booking, which during the annual period comprised approximately 45% of the company's domestic bookings. Hyatt Hotels also benefited from the sale of non-core assets, generating excess cash that the company has used to accelerate share repurchases and to purchase assets in new locations. Shares of Vail Resorts, the largest ski resort operator in the U.S., benefited from the company resolving its litigation with the owners of Park City and buying the resort from them at what we believe is an attractive price. Shares of Tesla Motors, an electric vehicle company, were bolstered by the company's decision to site its GigaPlant battery factory in Reno, Nevada. In addition, Tesla Motors announced plans to deliver 25,000 cars in the fourth quarter of 2015, almost 100% growth year-over-year, and build capacity for 200,000 cars ahead of the GigaPlant completion slated for 2017. One of the major exceptions in the Consumer Discretionary sector was a position in Dick's Sporting Goods, a sporting goods retailer. Shares of Dick's Sporting Goods declined during the annual period. In the second quarter of 2014, the company reported quarterly earnings that were modestly below consensus expectations and reduced guidance for the rest of the

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        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

year. Strength in Consumer Staples was mainly due to the strong performance of TreeHouse Foods, a manufacturer and distributor of private label foods. Shares of TreeHouse Foods performed well as the company saw a rebound in the traditional supermarket channels and a shift to more private label items.

At BAMCO, we construct our portion of the Fund from the bottom up, one stock at a time. Each stock is included in the portfolio if it meets our rigorous investment criteria. To help manage risk, we are aware of our sector and security weights, but we do not include a holding to achieve a target sector allocation or to approximate an index. Exposure to any given sector is purely a result of our stock selection process. That said, sector allocation overall further detracted from relative results during the annual period. In particular, a lack of exposure to biotechnology and pharmaceuticals stocks, which performed strongly in the Health Care sector during the annual period, detracted. Our portion of the Fund's overweighted exposure to the lagging Consumer Discretionary sector; its lack of exposure to strongly performing large cap stocks such as Apple within the Information Technology sector; and its overweighted exposure to the oil and gas exploration and production industry in the Energy sector, which suffered as a result of the sharp decline in oil prices toward the end of the annual period, also hurt relative performance. Only partially offsetting these detractors was our portion of the Fund's overweighted exposure to the strongly performing Utilities sector and its underweighted exposure to the lagging Consumer Staples sector, which each contributed positively to relative results.




--------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

* The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index consists of the 3,000 largest U.S. companies based on total market capitalization. Indices are not managed and an investor cannot invest directly into an index.

Because focused mutual funds are less diversified than typical mutual funds, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases risk. Stocks of small-cap and mid-cap companies are generally more volatile than and not as readily marketable as those of larger companies, and may have less resources and a greater risk of business failure than do large companies.

The Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be part of current portfolio construction.


124

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        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Since inception, $10,000 invested in the Focused Alpha Growth Fund Class A shares would be valued at $23,225. The same amount invested in securities mirroring the performance of the Russell 3000(R) Growth Index would be valued at $21,316.

                                         [CHART]

                  Focused Alpha Growth
                     Fund Class A#                 Russell 3000(R) Growth Index
                 ----------------------           -----------------------------
  7/28/2005                $9,423                               $10,000
 10/31/2005                 9,334                                 9,735
 10/31/2006                10,901                                10,844
 10/31/2007                13,786                                12,905
 10/31/2008                 8,530                                 8,125
 10/31/2009                 9,594                                 9,510
 10/31/2010                1,2390                                11,441
 10/31/2011                14,137                                12,575
 10/31/2012                15,522                                14,180
 10/31/2013                20,248                                18,314
 10/31/2014                23,225                                21,316



                       Class A            Class C            Class W
                  ------------------ ------------------ ------------------
   SunAmerica     Average            Average            Average
 Focused Alpha    Annual  Cumulative Annual  Cumulative Annual  Cumulative
  Growth Fund#    Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return      8.11%    14.70%   12.90%    13.90%   14.85%    14.85%
--------------------------------------------------------------------------
5 Year Return     17.93%   142.08%      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------
10 Year Return       N/A       N/A      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------
Since Inception*   9.53%   146.48%   18.65%    60.67%   19.63%    64.36%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 07/28/05; Class C: 01/24/12; Class W: 01/24/12
# For the purpose of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and the CDSC with respect to the Class C shares has been deducted as applicable.

For the 12 month period ending October 31, 2014, the Focused Alpha Growth Class A returned 8.11%, compared to 16.39% for the Russell 3000(R) Growth Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund Shares.)

The Fund acquired the assets and assumed the liabilities of the SunAmerica Focused Alpha Growth Fund, Inc. (the "Predecessor Fund"), a closed-end investment company also advised by SunAmerica, in a reorganization that occurred on January 23, 2012 (the "Reorganization"). Prior to the Reorganization, the Fund had no operating history and the performance information in the graph and the table reflects the performance of the Predecessor Fund through the Reorganization. The Predecessor Fund may have performed differently if it were an open-end fund since closed-end funds are generally not subject to the cash flow fluctuations of an open-end fund. The performance figures above for the period prior to the Reorganization were calculated using the actual operating expenses of the Predecessor Fund, which were lower than those of the Fund. If the Fund's higher operating expenses were applied to the performance for the period prior to the Reorganization, the performance would have been lower.
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum sales charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.
@ The Russell 3000 Growth Index measures the performance of those Russell 3000
  Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index consists of the 3,000 largest U.S. companies based on total market capitalization. Indices are not managed and an investor cannot invest directly into an index.

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        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND

For the annual period ended October 31, 2014, Class A shares of the SunAmerica Focused Alpha Large-Cap Fund returned 18.66% (before maximum sales charge). The Fund outperformed its benchmark, the Russell 1000(R) Index*, which returned 16.78% for the same annual period.

The SunAmerica Focused Alpha Large-Cap Fund brings together Marsico Capital Management LLC ("Marsico") and BlackRock Investment Management ("BlackRock"), well-known equity managers who each contribute stock picks to the Fund's portfolio. Marsico emphasizes large-cap growth investing, while BlackRock favors a large-cap value investment style. The Fund managers' combined stock picks, blending different investment styles, are designed to offer the potential for attractive returns over the long term.

BELOW, TOM MARSICO, PORTFOLIO MANAGER AT MARSICO CAPITAL MANAGEMENT, DISCUSSES MARSICO'S PORTION OF THE FUND'S PERFORMANCE DURING THE ANNUAL PERIOD. MARSICO MANAGES THE LARGE-CAP GROWTH PORTION OF THE FUND'S PORTFOLIO.

Our portion of the Fund emphasizes investments in U.S. large capitalization growth equities, which as a whole modestly outperformed U.S. large capitalization value equities during the annual period. Amidst this backdrop, our portion of the Fund outperformed the Russell 1000 Index during the annual period, with stock selection contributing most positively to relative results.

Stock selection in the Industrials and Health Care sectors contributed most positively. Within the Industrials sector, the Fund's positions in railroad operator Canadian Pacific Railway and aerospace and defense company General Dynamics were among the top individual positive contributors to performance. Our portion of the Fund maintained significant investments in the Health Care sector given the paradigm shift we saw taking place within the biotechnology industry. Pharmaceuticals, biotechnology and life sciences industry holdings Gilead Sciences and Biogen Idec were particularly meaningful contributors to performance during the annual period.

Within the Information Technology sector, social media company Facebook saw double-digit share price gains. We established a Fund position in Alibaba Group Holding on its September 19, 2014 initial public offering and subsequently added modestly to the position. As of October 31, 2014, Alibaba Group Holdings had posted a strong double-digit gain. Indeed, while most of our portion of the Fund's holdings within the Information Technology sector posted strong gains, some generated weak performance results. For example, cloud-based customer relationship manager services company Salesforce.com saw its share price decline prior to us selling the position from the Fund.

Stock selection in the Consumer Discretionary sector was weak. Discount retailer TJX Companies and auto manufacturer Tesla Motors each posted negative returns prior to being sold from our portion of the Fund. Online travel reservations company Priceline Group posted a modestly positive return before we eliminated the position from our portion of the Fund, but its return significantly lagged that of the Russell 1000 Index and thus it detracted from relative results. Stock selection in the Energy sector also detracted from results. Holdings in Continental Resources and Schlumberger hurt, with each posting negative returns prior to our sale of the positions.

Sector allocation overall contributed positively to relative results as well. While sector allocation is not a consideration in our portfolio construction but rather a residual of our stock selection process, our portion of the Fund did benefit from overweighted positions in the strongest performing sectors of the Russell 1000 Index, Health Care and Information Technology. An underweighted allocation, on average, to Energy, which was the weakest performing sector in the Russell 1000 Index, also helped. We sold our portion of the Fund's Energy holdings prior to the end of the annual period. Such positive contributors were modestly offset by our portion of the Fund's overweighted allocations, on average, to the Industrials and Consumer Discretionary sectors, which detracted.

BELOW, PETER STOURNARAS, PORTFOLIO MANAGER AT BLACKROCK INVESTMENT MANAGEMENT, DISCUSSES BLACKROCK'S PORTION OF THE FUND'S PERFORMANCE DURING THE ANNUAL PERIOD. BLACKROCK MANAGES THE LARGE-CAP VALUE PORTION OF THE FUND'S PORTFOLIO.

Our portion of the Fund outperformed the Russell 1000 Index during the annual period, due primarily to effective stock selection. Given the concentrated nature of the portfolio, sector allocation is less relevant to our strategy than individual security selection; the effect of the former was negligible during the annual period.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)


Our portion of the Fund's position in integrated pharmacy health care provider CVS Health had the most significant positive impact. CVS Health benefited from consistently strong earnings results during the annual period. It also benefited from an outlook for continued solid business execution, as the company raised 2014 guidance and feedback from the field affirmed it is winning business from competing pharmacy benefit managers.

Additional positive contributions came from holdings in industrial conglomerate 3M, computer hardware and storage provider Western Digital, credit card issuer and electronic payment services company Discover Financial Services and petroleum products refiner, transporter and marketer Marathon Petroleum. 3M performed well early in the annual period, as organic growth surprised to the upside, and the company offered a positive 2014 outlook. Later, the stock pulled back amid concerns the company would miss third quarter earnings and lower guidance due to currency headwinds. On the contrary, the company delivered a solid quarter and maintained guidance, and the stock rallied. We added to our portion of the Fund's position in Western Digital midway through the annual period on confidence that personal computer demand would continue to recover and that higher margin enterprise drive demand would also recover during the second half of 2014. Indeed, Western Digital's stock did perform well due to stronger than anticipated personal computer demand. A solid earnings report for its fiscal fourth quarter and a positive outlook for the second half of 2014 further supported the stock during the annual period. We continue to hold the stock and see long-term earnings upside for Western Digital from the company's enterprise storage segment and Hitachi-related merger synergies. Discover Financial Services benefited from signs of an acceleration in revolving consumer credit growth as well as from market share gains, with its loan growth significantly outpacing that of its peers. Moreover, its credit losses remained benign owing to more stringent lending standards and improved consumer balance sheets. Marathon Petroleum performed well following its impressive second quarter earnings results, as the company benefited from improving margins and acquisition synergies. The company also raised its share buyback program.

Such positive contributors were modestly offset by weakness from positions in integrated energy company Suncor Energy and global pharmaceuticals company Pfizer. While our portion of the Fund's position in the Energy sector was an overall contributor, thanks to strength in Marathon Petroleum, the position in Suncor Energy weighed on relative returns. Brent crude oil prices plunged more than 20% from the end of June 2014 to the end of October 2014 amid demand weakness in OECD (Organization for Economic Cooperation and Development) countries, concerns about emerging market growth and increasing global oil supply. (The OECD is an international economic organization of 34 countries founded in 1961 to stimulate economic progress and world trade.) Suncor Energy is levered to oil and, thus, was a prime detractor from our portion of the Fund's results. Despite the oil price volatility seen during the last months of the annual period, we maintained the position in our portion of the Fund given our confidence in Suncor Energy's operating discipline within an integrated upstream and downstream model and its attractive outlook for free cash flow generation and production growth. Market sentiment for Pfizer waned, as its bid for AstraZeneca met parliamentary criticism. We sold our portion of the Fund's position in Pfizer, as several of our targeted catalysts for the company passed during the annual period, including clinical data readouts that were disappointing versus our expectations. Additionally, we remained skeptical of its management's development plans for its lead breast cancer drug, palbociclib. Not having any exposure to the strong-performing Apple was also a notable detractor from our portion of the Fund's results during the annual period.

--------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

* The Russell 1000 Index offers investors access to the extensive large-cap segment of the U.S. equity universe representing approximately 92% of the U.S. market. The Russell 1000 is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. The Russell 1000 includes the largest 1,000 securities in the Russell 3000. Indices are not managed and an investor cannot invest directly into an index.

Because focused mutual funds are less diversified than typical mutual funds, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases risk.

The Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be part of current portfolio construction.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Since inception, $10,000 invested in the Focused Alpha Large-Cap Fund Class A shares would be valued at $20,912. The same amount invested in securities mirroring the performance of the Russell 1000(R) Index would be valued at $19,657.

                   [CHART]

             Focused Alpha
               Large-Cap           Russell
             Fund Class A#      1000(R) Index
            ---------------    ---------------
12/27/2005       $9,423            $10,000
10/31/2006       10,207             11,098
10/31/2007       12,658             12,766
10/31/2008        8,334              8,068
10/31/2009        8,899              8,972
10/31/2010       10,879             10,557
10/31/2011       11,773             11,403
10/31/2012       13,302             13,110
10/31/2013       17,624             16,833
10/31/2014       20,912             19,657



                       Class A            Class C            Class W
                  ------------------ ------------------ ------------------
   SunAmerica     Average            Average            Average
 Focused Alpha    Annual  Cumulative Annual  Cumulative Annual  Cumulative
Large-Cap Fund#   Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return     11.82%    18.66%   16.87%    17.87%   18.78%    18.78%
--------------------------------------------------------------------------
5 Year Return     17.25%   135.00%      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------
10 Year Return       N/A       N/A      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------
Since Inception*   8.70%   121.93%   20.87%    69.13%   21.86%    73.00%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 12/27/05; Class C: 01/24/12; Class W: 01/24/12
# For the purpose of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and the CDSC with respect to the Class C shares has been deducted as applicable.

For the 12 month period ending October 31, 2014, the Focused Alpha Large-Cap Class A returned 11.82%, compared to 16.78% for the Russell 1000(R) Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund Shares.)

The Fund acquired the assets and assumed the liabilities of the SunAmerica Focused Alpha Large-Cap Fund, Inc. (the "Predecessor Fund"), a closed-end investment company also advised by SunAmerica, in a reorganization that occurred on January 23, 2012 (the "Reorganization"). Prior to the Reorganization, the Fund had no operating history and the performance information in the graph and the table reflects the performance of the Predecessor Fund through the Reorganization. The Predecessor Fund may have performed differently if it were an open-end fund since closed-end funds are generally not subject to the cash flow fluctuations of an open-end fund. The performance figures above for the period prior to the Reorganization were calculated using the actual operating expenses of the Predecessor Fund, which were lower than those of the Fund. If the Fund's higher operating expenses were applied to the performance for the period prior to the Reorganization, the performance would have been lower.
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum sales charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.
@ The Russell 1000 Index offers investors access to the extensive large-cap segment of the U.S. equity universe representing approximately 92% of the U.S. market. The Russell 1000 is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstructed annually to ensure new and growing equities are reflected. The Russell 1000 includes the largest 1,000 securities in the Russell 3000. Indices are not managed and an investor cannot invest directly into an index.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA INCOME EXPLORER FUND

For the annual period ended October 31, 2014, Class A shares of the SunAmerica Income Explorer Fund returned 7.28% (before maximum sales charge). The Fund outperformed a blended benchmark, composed of 60% MSCI World Index (Net)* and 40% of Barclays U.S. Aggregate Bond Index,* which returned 6.92% for the same period. The Fund outperformed the Barclays U.S. Aggregate Bond Index, a broad-based fixed income market index which returned 4.14%; yet underperformed the broad-based global market index, the MSCI World Index (Net), which returned 8.67%, each, respectively for the same annual period.

The Fund seeks to achieve its investment objective of high current income and, secondarily, capital appreciation primarily by strategically allocating its assets among a preferred securities strategy, closed-end fund strategy and global dividend equity strategy. Through this combination of investments, the Fund expects to gain exposure to a broad range of income-producing investments, including both fixed income and equity securities.

The Fund brings together SunAmerica Asset Management, LLC ("SunAmerica") and Cohen & Steers Capital Management, Inc. ("Cohen & Steers"). SunAmerica, the Fund's investment adviser, is responsible for determining the allocation among the different portions, or sleeves, of the Fund and for managing the global dividend equity strategy. Cohen & Steers manages the preferred securities and closed-end fund portions of the Fund.

BELOW, TIMOTHY PETTEE, LEAD PORTFOLIO MANAGER OF THE FUND AND SUNAMERICA'S CHIEF INVESTMENT STRATEGIST, DISCUSSES SUNAMERICA'S PORTION OF THE FUND'S PERFORMANCE SINCE INCEPTION. SUNAMERICA MANAGES THE GLOBAL DIVIDEND EQUITY STRATEGY SLEEVE OF THE FUND.

Our portion of the Fund underperformed the MSCI World Index (Net) during the annual period. Sector and country allocation overall detracted, while individual stock selection contributed positively.

From a sector perspective, positioning in Consumer Staples, Financials, Consumer Discretionary and Utilities aided relative performance, but positioning in all other sectors of the MSCI World Index (Net) hurt relative results. Holding an average 1.14% cash position in a rallying equity market also detracted.

Regionally, an underweighted allocation and stock selection in the U.K. contributed positively to our portion of the Fund's performance during the annual period. Having an overweighted exposure to Greece and stock selection in Belgian companies was also beneficial. These positive contributors, however, were more than offset by the detracting effects of stock selection and an underweighted position in the U.S. and an overweighted allocation to Brazil.

Individual stocks held were beneficial overall to our portion of the Fund's performance, particularly among the Financials, Consumer Discretionary, Industrials, Consumer Staples, Telecommunication Services and Health Care sectors. Only partially offsetting these positive contributors were stocks held in the Materials, Energy, Utilities and Information Technology sectors, which detracted.

Among individual holdings, positions in Greece-based lottery system operator Greek Organisation of Football Prognostics (also known as OPAP), Belgian telecommunications carrier Belgacom, U.K. pharmaceuticals company AstraZeneca, Israeli pharmaceuticals company Teva Pharmaceutical Industries and U.S. semiconductor manufacturer Intel were among the top positive contributors to our portion of the Fund's relative performance during the annual period. Notable laggards included Colombian integrated oil company Ecopetrol, Taiwanese real estate owner and developer Farglory Land Development, Indonesian diversified mineral exploration and production company PT Indo Tambangraya Megah, Brazilian diversified metals producer Vale and Swiss offshore drilling contractor Transocean.

Importantly, at the end of the annual period, the average dividend yield of our portion of the Fund's holdings was 6.22% compared to the 2.41% average dividend yield of the MSCI World Index (Net) constituents.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)


BELOW, DOUG BOND AND WILLIAM SCAPELL, PORTFOLIO MANAGERS AT COHEN & STEERS, DISCUSS COHEN & STEERS' PORTIONS OF THE FUND'S PERFORMANCE SINCE INCEPTION. MR. BOND AND MR. SCAPELL OF COHEN & STEERS MANAGE THE CLOSED-END FUND AND PREFERRED SECURITIES SLEEVES OF THE FUND, RESPECTIVELY.

Closed-End Fund Sleeve: The broad rise in financial markets aided our portion of the Fund's performance in absolute terms, as nearly all sectors of the closed-end fixed income funds market advanced. Relative to the Morningstar All Taxable Fixed Income Index+, an index that tracks the weighted average market price of closed-end funds that invest in taxable fixed income securities, our portion of the Fund benefited from its out-of-Index allocation to equity strategy closed-end funds, which as a group had stronger performance than fixed income strategy closed-end funds during the annual period.

Within our portion of the Fund's allocation to fixed income strategy closed-end funds, underweighted positions in senior loan and income funds helped relative performance, as these were the only sectors to post losses during the annual period. An overweighted allocation to preferred securities closed-end funds also boosted results. Security selection contributed most positively to relative returns in the multi-sector and global income fixed income closed-end fund categories. Conversely, an underweighted allocation to taxable municipal closed-end funds, which performed well during the annual period, detracted. Also dampening relative results was security selection in the high yield closed-end funds category.

Preferred Securities Sleeve: During the annual period, the preferred securities market benefited most from the improving financial health of banks, which are by far the largest issuers of these securities. Earnings reports from banks, while soft in terms of revenue growth and profit margins, were good from a credit perspective. Banks continued to build their capital bases thanks in part to moderation of bad debt charges, which in the U.S. fell to levels comparable with those existing before the financial crisis of 2008-2009. Indeed, bolstered to meet new regulatory requirements, bank capital levels during the annual period ended October 31, 2014 well exceeded pre-crisis levels. At the same time, banks continued to set aside some reserves for any future legal settlements, particularly any related to foreign-exchange and/or LIBOR related cases.

The broad rise in financial markets aided the preferred securities portion of the Fund's performance in absolute terms, as all sectors of the preferred securities market advanced during the annual period. Relative to a blended index -- 50% BofA Merrill Lynch Capital Securities Index and 50% BofA Merrill Lynch Fixed Rate Preferred Securities Index++ -- which tracks various aspects of the preferred securities market, our portion of the Fund benefited from its allocation to certain issues from European banks not included in the blended index. Market conditions for these securities were particularly favorable, as Europe appeared to be recovering from its financial crisis. Evolving financial regulations also made these securities more appealing from a credit standpoint.

Our portion of the Fund's overweighted allocation to preferred securities issued by U.S. real estate companies also helped its relative performance. Real estate investment trusts (REITs) benefited during the annual period from strong industry fundamentals, as reflected in earnings reports that exceeded expectations across the range of property types. REIT cash flows grew with the U.S. economy, and the new supply of high quality commercial real estate was modest. In addition, real estate companies generally remained conservative with their balance sheet management. Security selection contributed most positively to relative returns in the banking sector. Conversely, security selection in the brokerage sector detracted from relative results. Positioning in the utilities sector hurt as well.

--------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DIVERSIFICATION DOES NOT GUARANTEE A PROFIT OR PROTECT AGAINST A LOSS.

* The MSCI WORLD INDEX (NET) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The BARCLAYS U.S. AGGREGATE BOND INDEX represents securities that are U.S. domestic, taxable and dollar denominated. The index covers components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)


+ The Morningstar All Taxable Fixed Income Index is a weighted average of the market price of closed-end funds which invest in taxable fixed-income securities.

++ The BOFA MERRILL LYNCH CAPITAL SECURITIES INDEX is a sub-set of the BofA Merrill Lynch U.S. Corporate Index including all fixed-to-floating rate, perpetual callable and callable securities. The BOFA MERRILL LYNCH U.S. CORPORATE INDEX tracks the performance of U.S. dollar-denominated investment-grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must be rated investment-grade (based on an average of Moody's, S&P and Fitch) and must have an investment-grade-rated country of risk (based on an average of Moody's, S&P and Fitch foreign-currency long-term sovereign debt ratings). The BOFA MERRILL LYNCH FIXED RATE PREFERRED SECURITIES INDEX tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment-grade (based on an average of Moody's, S&P and Fitch) and must have an investment-grade-rated country of risk (based on an average of Moody's, S&P and Fitch foreign-currency long-term sovereign debt ratings).

Indices are not managed and an investor cannot invest directly in an index.

The Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Since inception, $10,000 invested in SunAmerica Income Explorer Fund Class A shares would be valued at $10,617. The same amount invested in securities mirroring the performance of the Blended Benchmark ([MSCI World Index (Net) (60%) and Barclays U.S. Aggregate Bond Index (40%)]), the MSCI World Index
(Net) and the Barclays U.S. Aggregate Bond Index would be valued at $11,484, $12,124 and $10,551, respectively.

                                        [CHART]

               SunAmerica    Blended Banchmark
                 Income      (MSCI World (net)                     Barclays U.S.
                Explorer    (60%) and Barclays                       Aggregate
                  Fund         U.S. Aggregate       MSCI ACWI          Bond
                Class A#     Bond Index (40%))    Index (Net)++       Index@
              -----------   ------------------    -------------    -------------
  7/1/2013      $9,422           $10,000             $10,000         $10,000
 7/31/2013       9,555            10,271              10,447          10,008
 8/31/2013       9,355            10,119              10,225           9,956
 9/30/2013       9,629            10,461              10,736          10,051
10/31/2013       9,896            10,741              11,157          10,132
11/30/2013       9,824            10,839              11,355          10,094
12/31/2013       9,951            10,952              11,595          10,037
 1/31/2014       9,887            10,774              11,166          10,185
 2/28/2014      10,205            11,120              11,725          10,239
 3/31/2014      10,336            11,122              11,742          10,222
 4/30/2014      10,604            11,228              11,862          10,308
 5/31/2014      10,744            11,412              12,095          10,426
 6/30/2014      10,933            11,537              12,312          10,431
 7/31/2014      10,755            11,414              12,115          10,405
 8/31/2014      10,970            11,616              12,382          10,520
 9/30/2014      10,600            11,395              12,046          10,448
10/31/2014      10,617            11,484              12,124          10,551



                            Class A            Class C            Class W
                       ------------------ ------------------ ------------------
                       Average            Average            Average
     SunAmerica        Annual  Cumulative Annual  Cumulative Annual  Cumulative
Income Explorer Fund#  Return   Return+   Return   Return+   Return   Return+
---------------------  ------- ---------- ------- ---------- ------- ----------
1 Year Return           1.11%     7.28%    5.58%     6.58%    7.51%     7.51%
-------------------------------------------------------------------------------
5 Year Return             N/A       N/A      N/A       N/A      N/A       N/A
-------------------------------------------------------------------------------
10 Year Return            N/A       N/A      N/A       N/A      N/A       N/A
-------------------------------------------------------------------------------
Since Inception*        4.59%    12.68%    8.65%    11.70%    9.58%    12.98%
-------------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 07/02/13; Class C: 07/02/13; Class I: 07/02/13
# For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSC with respect to the Class C shares has been deducted as applicable.

For the 12 month period ending October 31, 2014, the SunAmerica Income Explorer Fund Class A returned 1.11%, compared to 6.92% for the Blended Benchmark (MSCI World (net) (60%) and the Barclays US Aggregate Bond Index (40%), 8.67% for the MSCI World Index (net) and 4.14% for the Barclays US Aggregate Bond Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.

@ The Barclays U.S. Aggregate Bond Index represents securities that are U.S.
  domestic, taxable and dollar denominated. The index covers components for government and corporate securities, mortgage pass-through securities and asset-backed securities.
++ The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets consisting of 23 developed market country indexes:
   Australia, Austria, Belgium, Canada, Denmark, Finland, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA SMALL-CAP FUND

Since the inception of the Fund on February 6, 2014 through October 31, 2014 (the "reporting period"), Class A shares of the SunAmerica Small-Cap Fund returned 3.27% (before maximum sales charge), underperforming its benchmark, the Russell 2000(R) Index*, which returned 8.36% for the same reporting period.

The Fund seeks to achieve its investment objective of long-term growth of capital primarily by strategically allocating its assets between a small-cap index strategy and a micro-cap growth strategy. The small-cap index strategy provides broad exposure to small-cap stocks by tracking the Russell 2000 Index, and the micro-cap growth strategy is actively managed to enhance alpha potential relative to the Russell Microcap(R) Growth Index**.

SunAmerica Asset Management, LLC ("SunAmerica") is the Fund's investment adviser, managing the overall asset allocations and the index strategy. Cadence Capital Management, LLC ("Cadence") is the portfolio manager of the micro-cap growth strategy. The Fund will generally invest approximately 40-60% of its assets in each portion of the Fund.

BELOW, TIMOTHY CAMPION, LEAD PORTFOLIO MANAGER OF THE FUND AND SENIOR VICE PRESIDENT AT SUNAMERICA, DISCUSSES SUNAMERICA'S PORTION OF THE FUND'S PERFORMANCE SINCE INCEPTION. SUNAMERICA MANAGES THE SMALL-CAP INDEX SLEEVE OF THE FUND.

Our portion of the Fund closely tracked the return of the Russell 2000 Index during the reporting period. Nine of the ten sectors of the Russell 2000 Index posted positive returns during the reporting period, with Utilities, Consumer Staples, Financials and Health Care the best relative performers in terms of total return. The only sector to produce a negative return was Energy. Telecommunication Services, Materials, Consumer Discretionary, Industrials and Information Technology produced positive total returns but lagged the Russell 2000 Index.

Among individual holdings, positions in biotechnology company InterMune, development-stage biopharmaceutical company Puma Biotechnology, semiconductor and solar energy technology manufacturer SunEdison and semiconductor device manufacturers TriQuint Semiconductor and RF Micro Devices were the top positive contributors to the Russell 2000 Index and to our portion of the Fund's relative performance during the reporting period. Notable laggards included renewable energy equipment provider GT Advanced Technologies, oil and natural gas exploration and production company Energy XXI, application software company Acxiom, workforce accommodations provider Civeo and hydrocarbon and industrial gas equipment manufacturer Chart Industries.

Each sector and stock in the Russell 2000 Index was represented in our portion of the Fund with approximately the same weighting as in the Index and therefore had a similar effect.

BELOW, MICHAEL SKILLMAN, PORTFOLIO MANAGER, MANAGING DIRECTOR AND CHIEF EXECUTIVE OFFICER AT CADENCE, DISCUSSES CADENCE'S PORTION OF THE FUND'S PERFORMANCE SINCE INCEPTION. CADENCE MANAGES THE MICRO-CAP SLEEVE OF THE FUND.

Candence's micro-cap portion of the Fund underperformed the return of the Russell 2000 Index during the reporting period. Expectations for U.S. equity returns were modest entering 2014 following the strong performance of 2013. However, from the Fund's inception through the end of the reporting period, U.S. stocks actually continued their ascent, with the major U.S. equity indices, including the Russell 2000 Index, achieving record highs. Along with the stock market's advance, the U.S. Initial Public Offering (IPO) market ranked among the strongest since 2000, and corporate mergers and acquisitions made headlines on an almost daily basis. While index-level measures of volatility appeared benign, they masked meaningful quarter-to-quarter volatility and rotation of market leadership actually experienced. A striking example is the performance difference between large-cap and small-cap U.S. stocks. The Russell 1000(R) Index+, a measure of U.S. large-cap stocks, returned 16.3% during the reporting period, which was almost twice the 8.4% total return of the Russell 2000 Index, a measure of U.S. small-cap stocks, during the same period. Even within the Russell 2000

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Index, there was a large capitalization bias. The Russell Microcap(R) Index**, which is constituted from the 1,000 smallest companies in the Russell 2000 Index plus an additional 1,000 companies with even smaller market capitalizations, returned 3.2% during the reporting period, and the Russell Microcap Growth Index declined 1.2%.

There are many reasons for the particularly strong returns of U.S. stocks overall during the reporting period. Corporate earnings exceeded expectations; profit margins remained intact; corporate balance sheets remained strong; and corporate management became increasingly aware of the importance and stock price rewards of returning cash to shareholders. However, as 2014 progressed, macro factors contributed to the volatility and differing performance profiles among U.S. equity market segments, as slowing global economic growth worries surfaced, crude oil and other commodities prices declined, inflation expectations reset, and global central banks outside of the U.S. were pressed to provide additional liquidity to offset potential economic weakness.

Given that micro-cap stocks experienced a meaningful performance headwind and were among the weakest performers during the reporting period, our portion of the Fund lagged its primary benchmark, the Russell 2000 Index. In turbulent and risk averse times, micro-cap stocks are typically more volatile than their larger-cap counterparts, a relationship that indeed prevailed during the reporting period.

More specifically, both sector allocation and stock selection detracted from our portion of the Fund's results relative to the Russell 2000 Index during the reporting period. Having an underweight to the strongly performing Financials sector and overweighted allocations to the weaker Consumer Discretionary and Telecommunication Services sectors detracted. Also hurting relative results was an average cash position of 3.73% of total assets during a reporting period when the Russell 2000 Index advanced. The cash position was mostly attributable to the initial structuring of the Fund immediately following its inception. Conversely, underweighted allocations to Energy, the weakest sector in the Russell 2000 Index during the reporting period, and to Materials buoyed relative results. Having an overweighted exposure to Consumer Staples, the strongest performing sector in the Russell 2000 Index during the reporting period, also helped.

Stock selection in the Information Technology and Industrials sectors detracted from the Fund's relative performance most. Such detractors were partially offset by the positive contributions of effective stock selection in the Consumer Discretionary, Energy and Materials sectors.

Among individual holdings, positions in convenience store operator Pantry, heating, cooling and ventilating device manufacturer Gentherm, biotechnology company Repligen, infrastructure software provider Qualys and semiconductor device manufacturer Amberalla were the top positive contributors to our portion of the Fund's performance relative to the Russell 2000 Index during the reporting period. Notable laggards included application software provider Datawatch, Internet advertising services provider Marchex, employment-related business services provider Barrett Business Services, pharmaceutical delivery systems developer Antares Pharma and consumer finance services company Regional Management.

--------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DIVERSIFICATION DOES NOT GUARANTEE A PROFIT OR PROTECT AGAINST A LOSS.

* The RUSSELL 2000(R) INDEX measures the performance of approximately 2,000 small-cap companies in the Russell 3000(R) Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000(R) Index serves as a benchmark for small-cap stocks in the United States. The weighted average market capitalization for companies in the Russell 2000(R) Index is about US$1.3 billion.

** The RUSSELL MICROCAP(R) INDEX is a capitalization weighted index of 2,000 small-cap and micro-cap stocks that captures the smallest 1,000 companies in the Russell 2000 Index, plus 1,000 smaller U.S.-based listed stocks. The Russell Microcap Index is recalculated annually to prevent growing stocks from distorting index performance, and to include new entrants. The Russell Microcap Index represents just 3% of the overall U.S. equity market by capitalization. The RUSSELL MICROCAP(R) GROWTH INDEX measures the performance of the micro-cap growth segment of the U.S. equity market. It includes Russell Microcap companies that are considered more growth oriented relative to the overall market as defined by

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Russell's leading style methodology. The Russell Microcap Growth Index is constructed to provide a comprehensive and unbiased barometer for the micro-cap growth segment of the market. The Index is completely reconstituted annually to ensure larger stocks do not distort performance and characteristics of the micro-cap opportunity set.

+ The Russell 1000 Index offers investors access to the extensive large-cap segment of the U.S. equity universe representing approximately 92% of the U.S. market. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

Indices are not managed and an investor cannot invest directly in an index.

A portion of the Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Since inception, $10,000 invested in SunAmerica Small-Cap Fund Class A shares would be valued at $9,730. The same amount invested in securities mirroring the performance of the Russell(R) 2000 Index would be valued at $10,836.

                                     [CHART]

                     SunAmerica Small-Cap
                        Fund Class A#               Russell 2000(R) Index
                     --------------------           ---------------------
     2/5/2014             $9,422                           $10,000
    2/28/2014              9,981                            10,827
    3/31/2014              9,881                            10,753
    4/30/2014              9,384                            10,336
    5/31/2014              9,410                            10,419
    6/30/2014              9,893                            10,973
    7/31/2014              9,209                            10,309
    8/31/2014              9,692                            10,820
    9/30/2014              9,127                            10,166
   10/31/2014              9,730                            10,836



                       Class A            Class C            Class I
                  ------------------ ------------------ ------------------
                  Average            Average            Average
   SunAmerica     Annual  Cumulative Annual  Cumulative Annual  Cumulative
Small-Cap Fund#   Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return       N/A       N/A      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------
5 Year Return       N/A       N/A      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------
10 Year Return      N/A       N/A      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------
Since Inception*    N/A     3.27%      N/A     2.73%      N/A     3.40%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 02/06/14; Class C: 02/06/14; Class I: 02/06/14
# For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSC with respect to the Class C shares has been deducted as applicable.

For the period of February 6, 2014 through October 31, 2014, the SunAmerica Small-Cap Fund Class A returned 3.27% (cumulative return excludes sales load), compared to 8.36% for the Russell(R) 2000 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.
@ The Russell 2000(R) Index measures the performance of approximately 2,000 small-cap companies in the Russell 3000(R) Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000(R) Index serves as a benchmark for small-cap stocks in the United States. The weighted average market capitalization for companies in the Russell 2000(R) Index is about US$1.3 billion.

[LOGO] SunAmerica
       Mutual Funds

HARBORSIDE FINANCIAL CENTER
3200 PLAZA 5
JERSEY CITY, NJ 07311-4992

DIRECTORS/TRUSTEES                       OTHER INFORMATION                          This report is submitted solely for the
 Richard W. Grant                        The most recent annual and/or quar-        general information of shareholders of
 Peter A. Harbeck                        terly report of Prudential Financial,      the Funds. Distribution of this report
 Dr. Judith L. Craven                    Inc. and Prudential Global Funding,        to persons other than shareholders of
 William F. Devin                        Inc. is available without charge by call-  the Funds is authorized only in con-
 Stephen J. Gutman                       ing (800) 858-8850.                        nection with a currently effective pro-
 William J. Shea                         VOTING PROXIES ON FUND PORTFOLIO           spectus, setting forth details of the
OFFICERS                                 SECURITIES                                 Funds, which must precede or accom-
 John T. Genoy, President and Chief      A description of the policies and proce-   pany this report.
   Executive Officer                     dures that the Trust uses to determine     DELIVERY OF SHAREHOLDER DOCUMENTS
 Kara Murphy, Vice President             how to vote proxies related to securities  The Funds have adopted a policy that
 James Nichols, Vice President           held in a Fund's portfolio, which is       allows them to send only one copy of a
 Katherine Stoner, Vice President and    available in the Trust's Statement of      Fund's prospectus, proxy material,
   Chief Compliance Officer              Additional Information, may be ob-         annual report and semi-annual report
 Gregory N. Bressler, Secretary          tained without charge upon request, by     (the "shareholder documents") to
 Gregory R. Kingston, Treasurer          calling (800) 858-8850. The in-            shareholders with multiple accounts
 Kathleen Fuentes, Chief Legal Officer   formation is also available from the       residing at the same "household." This
   and Assistant Secretary               EDGAR database on the U.S. Secu-           practice is called householding and
 Nori L. Gabert, Vice President and      rities and Exchange Commission's           reduces Fund expenses, which benefits
   Assistant Secretary                   website at http://www.sec.gov.             you and other shareholders. Unless the
 Matthew J. Hackethal, Anti-Money        PROXY VOTING RECORD ON FUND                Funds receive instructions to the con-
   Laundering Compliance Officer         PORTFOLIO SECURITIES                       trary, you will only receive one copy of
 Shawn Parry, Vice President and         Information regarding how the Trust        the shareholder documents. The Funds
   Assistant Treasurer                   voted proxies related to securities held   will continue to household the share-
 Donna McManus, Vice President and       in the Funds during the most recent        holder documents indefinitely, until we
   Assistant Treasurer                   twelve month period ended June 30 is       are instructed otherwise. If you do not
INVESTMENT ADVISER                       available, once filed with the U.S.        wish to participate in householding
 SunAmerica Asset Management, LLC        Securities and Exchange Commission,        please contact Shareholder Services at
 Harborside Financial Center             without charge, upon request, by call-     (800) 858-8850 ext. 6010 or send a
 3200 Plaza 5                            ing (800) 858-8850 or on the U.S.          written request with your name, the
 Jersey City, NJ 07311-4992              Securities and Exchange Commission         name of your fund(s) and your account
DISTRIBUTOR                              website at http://www.sec.gov.             number(s) to SunAmerica Mutual
 AIG Capital Services, Inc.              DISCLOSURE OF QUARTERLY PORTFOLIO          Funds c/o BFDS, P.O. Box 219186,
 Harborside Financial Center             HOLDINGS                                   Kansas City MO, 64121-9186. We
 3200 Plaza 5                            The Trust is required to file its com-     will resume individual mailings for
 Jersey City, NJ 07311-4992              plete schedule of portfolio holdings       your account within thirty (30) days of
SHAREHOLDER SERVICING AGENT              with the U.S. Securities and Exchange      receipt of your request.
 AIG SunAmerica Fund Services, Inc.      Commission for its first and third fiscal
 Harborside Financial Center             quarters on Form N-Q. The Trust's
 3200 Plaza 5                            Forms N-Q are available on the U.S.
 Jersey City, NJ 07311-4992              Securities and Exchange Commission
CUSTODIAN AND TRANSFER AGENT             website at www.sec.gov. You can also
 State Street Bank and Trust Company     review and obtain copies of the Forms
 P.O. Box 5607                           N-Q at the U.S. Securities and Ex-
 Boston, MA 02110                        change Commission Public Reference
                                         Room in Washington DC (informa
                                         tion on the operation of the Public
                                         Reference Room may be obtained by
                                         calling 1-800-SEC-0330).

                                    [GRAPHIC]


GO PAPERLESS!!

DID YOU KNOW THAT YOU HAVE THE OPTION TO
RECEIVE YOUR SHAREHOLDER REPORTS ONLINE?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.
Why Choose Electronic Delivery?

IT'S QUICK -- Fund documents will be received faster than via traditional mail.

IT'S CONVENIENT -- Elimination of bulky documents from personal files.

IT'S COST EFFECTIVE -- Reduction of your Fund's printing and mailing costs.

TO SIGN UP FOR ELECTRONIC DELIVERY, FOLLOW
THESE SIMPLE STEPS:

                   1   GO TO WWW.SAFUNDS.COM

                   2   CLICK ON THE LINK TO "GO PAPERLESS!!"

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.safunds.com at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note - this option is only available to accounts opened through the Funds.

                                    [GRAPHIC]



FOR INFORMATION ON RECEIVING THIS REPORT ONLINE, SEE INSIDE BACK COVER.


Distributed by: AIG Capital Services, Inc.

Investors should carefully consider a Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, the SunAmerica Sales Desk at 800-858-8850, ext. 6003, or at www.safunds.com. Read the prospectus carefully before investing.

HWANN-10/14

Item 2.  Code of Ethics

         SunAmerica Specialty Series ("the registrant") has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. During the fiscal year ended 2014, there were no reportable amendments, waivers or implicit waivers to a provision of the Code of Ethics that applies to the registrant's Principal Executive and Principal Accounting Officers.

Item 3.  Audit Committee Financial Expert.

         The registrant's Board of Trustees has determined that William J. Shea, the Chairman of the registrant's Audit Committee, qualifies as an audit committee financial expert, as defined in Item 3(b) of Form N-CSR. Mr. Shea is considered to be "independent" for purposes of
         Item 3(a)(2) of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

         (a)--(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountants were as follows:

                                                       2013       2014
       (a) Audit Fees.............................   $178,360   $233,280
       (b) Audit-Related Fees.....................   $      0   $      0
       (c) Tax Fees...............................   $      0   $      0
       (d) All Other Fees.........................   $      0   $      0

         Audit Fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings.

         Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant's principal accountant were as follows:

                                                      2013       2014
         (b) Audit-Related Fees.................... $      0   $      0
         (c) Tax Fees.............................. $      0   $      0
         (d) All Other Fees........................ $      0   $      0

     (e) (1) The registrant's audit committee pre-approves all audit services provided by the registrant's principal accountant for the registrant and all non-audit services provided by the registrant's principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser ("Adviser Affiliates") that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant's audit committee charter.

         (2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) Not applicable.

     (g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provide ongoing services to the registrant for 2013 and 2014 were $45,982 and $0, respectively.

     (h) Not applicable.

Item 5.  Audit Committee of Listed Registrants.

         Not applicable.

Item 6.  Investments.

         Included in Item 1 to the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

         Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

         There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a - 101), or this Item 10.

Item 11. Controls and Procedures.

     (a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant's management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant's management, including the President and Treasurer, concluded that the registrant's disclosure controls and procedures are effective.

     (b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant's last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

     (a) (1) Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

         (2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

         (3) Not applicable.

     (b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the
         Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Specialty Series

By:  /s/ John T. Genoy
     --------------------------
     John T. Genoy
     President

Date: January 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ John T. Genoy
     --------------------------
     John T. Genoy
     President

Date: January 8, 2015

By:  /s/ Gregory R. Kingston
     --------------------------
     Gregory R. Kingston
     Treasurer

Date: January 8, 2015